                                             Nations Convertible
                                             Securities Fund

                                             Nations Asset
                                             Allocation Fund

                                             Nations Classic Value Fund

                                             Nations LargeCap Value Fund

                                             Nations Value Fund

                                             Nations MidCap Value Fund

                                             Nations SmallCap Value Fund

                                             Nations Marsico
                                             Growth Fund

                                             Nations Strategic
                                             Growth Fund

                                             Nations Capital Growth Fund

         STOCK FUNDS                         Nations Marsico
         --------------------------------    Focused Equities Fund
         Annual report for the year
         ended March 31, 2003                Nations MidCap
                                             Growth Fund

                                             Nations Marsico 21st
                                             Century Fund

                                             Nations Small
                                             Company Fund




                                            [NATIONS FUNDS LOGO]

SUPPLEMENT TO PROSPECTUS ENCLOSED

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

                              NATIONS FUNDS TRUST
                           NATIONS MIDCAP GROWTH FUND

                        SUPPLEMENT DATED APRIL 11, 2003
             TO PROSPECTUSES DATED AUGUST 1, 2002, AS SUPPLEMENTED

     The prospectuses for Nations MidCap Growth Fund are hereby supplemented to indicate that on or about February 24, 2003, BACAP's Small&MidCap Growth Strategies Team replaced BACAP's Growth Strategies Team as the portfolio management team that is responsible for making the day-to-day investment decisions for the Fund.

MSSUPP-0403

CHAIRMAN'S AND PRESIDENT'S MESSAGE

                           Dear Shareholder:

                           The 12-month period ended March 31, 2003 has been described as the most difficult environment for the financial services industry since 1970. The U.S. economy struggled with a number of obstacles, including the aftermath of the 1990s stock market bubble, corporate malfeasance, the bankruptcy of WorldCom and Enron, ongoing fears of terrorist attacks and the threat and ultimate reality of war with Iraq. All of these factors weighed heavily on consumer, business and investor sentiments. As a result, the stock market was extremely volatile over the period. Market gains were followed by significant declines and rallies proved unsustainable.

                           For the period, the stock market, as broadly represented by the three major equity indices -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), Dow Jones Industrial Average and Nasdaq Composite Index(1) -- declined by 24.75%, 21.45% and 26.97%, respectively. The bond market, however, served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. Bond performance overall, as represented by the Lehman Aggregate Bond Index,(1) produced strong gains rising by 11.69% for the period.

                           A WORD REGARDING CORPORATE GOVERNANCE
                           The exposure of management and accounting irregularities over the past 18 months, combined with a protracted decline in stock values, has resulted in a crisis of confidence in U.S. companies. These conditions make stock selection more critical than ever. While corporate governance is more difficult to quantify than other factors such as volatility and leverage, our research process has and will continue to thoroughly evaluate management expertise and corporate accountability as key factors in making investment decisions. We evaluate management's years of industry experience, existence of an independent board of directors, levels of insider ownership, strength of the business plan, management's ability to execute the plan, the balance between vision and execution, and management's willingness to communicate openly with us, among other factors.

                           LESSONS LEARNED FROM VOLATILE MARKETS
                           The volatility we have experienced in the financial markets during the past twelve months highlights the importance of certain key lessons investors should take into account when planning for the future. First and foremost is the importance of having a relationship with an investment professional who knows you and your investment objectives. Your investment professional can provide valuable insight, helping you to avoid making impulsive decisions during short-term market fluctuations and to continue to take a long-term view of your portfolio. While it may be difficult to stay the course in the face of erratic market movements, history has shown us two important tenets -- that volatility is reduced over longer term holding periods, and that it is virtually impossible to consistently time the market. For example, an investor who stayed fully invested in the S&P 500 Index since March 31, 1993, would have earned an annualized total return of 6.50% on

                           (1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The indexes are not available for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depository Receipts.

                           The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

CHAIRMAN'S AND PRESIDENT'S MESSAGE
CONTINUED...

                           March 31, 2003. However, by missing just 15 of the best trading days in an effort to time the market during that 10-year period, the return would have been -0.34%.(2)

                           You can further manage your investing risk through building and maintaining a diversified portfolio. Historical evidence shows that not all asset classes move up and down at the same time. By diversifying among different asset classes such as stocks, bonds and cash equivalents, you can help manage risk and cushion some of the market's ups and downs to increase predictability of returns.

                           Finally, you can actually put volatility to work for you -- by continuing to invest -- and doing so on a regular basis. This practice is known as dollar cost averaging. You'll buy more shares when the prices are low and fewer shares when prices are high. Dollar cost averaging can help avoid getting caught in the excitement of a rapidly rising market and buying all your shares at market highs.(3) It could also help to lower the average cost of your securities.

                           OUR NEAR-TERM OUTLOOK
                           At this writing, various geopolitical risks continue to hamper progress of the U.S. economy. An easing of some of these risks, combined with the positive effects of earlier monetary easing, the enactment of new tax cuts, a strong housing market and ongoing productivity gains should yield much better performance in the second half of 2003. In addition, we believe oil prices will remain at moderate levels and that badly damaged business and consumer confidence will gradually improve. Rising corporate profits are likely to boost stock prices, while signs of improved economic activity should ultimately exert downward pressure on bond prices. Given this anticipated backdrop, investors would be wise to maintain a long-term perspective and focus on a well-diversified portfolio.

                           QUESTIONS OR COMMENTS
                           In the letters that follow, your portfolio managers discuss factors that affected your funds' performance over the past twelve months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your Nations Funds investments, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, please let us know. You can visit our Web site at www.NationsFunds.com for the most current performance information about our (your) funds and other investment products available to you.

                           We appreciate your continued trust and confidence and thank you for being a part of the Nations Fund family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                           AND NATIONS FUNDS

                           March 31, 2003

                           (2)Annualized total return of the S&P 500 Index over the 20-year period 3/31/83 to 3/31/03. The S&P 500
                           Index is unmanaged and unavailable for investment. Past performance is no guarantee of future results.

                           (3)A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEWS                                              3
                                     PORTFOLIO COMMENTARY
                                     Nations Convertible Securities Fund                             9
                                     Nations Asset Allocation Fund                                  13
                                     Nations Classic Value Fund                                     19
                                     Nations LargeCap Value Fund                                    24
                                     Nations Value Fund                                             30
                                     Nations MidCap Value Fund                                      36
                                     Nations SmallCap Value Fund                                    42
                                     Nations Marsico Growth Fund                                    48
                                     Nations Strategic Growth Fund                                  54
                                     Nations Capital Growth Fund                                    60
                                     Nations Marsico Focused Equities Fund                          65
                                     Nations MidCap Growth Fund                                     71
                                     Nations Marsico 21st Century Fund                              76
                                     Nations Small Company Fund                                     82
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       87
                                     Statements of operations                                      128
                                     Statements of changes in net assets                           132
                                     Schedules of capital stock activity                           138
                                     Financial highlights                                          152
                                     Notes to financial statements                                 180
                                     Tax information                                               196
                                     Statement of net assets -- Nations Master Investment Trust    198
                                       Nations Marsico Growth Master Portfolio                     198
                                       Nations Strategic Growth Master Portfolio                   200
                                       Nations Marsico Focused Equities Master Portfolio           202
                                     Statement of operations                                       204
                                     Statement of changes in net assets                            205
                                     Financial highlights                                          206
                                     Notes to financial statements                                 207
                                     Fund governance                                               213

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2002.


                      [This page intentionally left blank]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           The past year saw the U.S. economy struggling to gain its footing, confronting a number of obstacles both internally and externally. The aftermath of the 1990s stock market bubble, various accounting scandals, ongoing fears of terrorist attacks and the war with Iraq depressed consumer, business and investor confidence.

                           Each time the stock market and general economy appeared headed for stronger performance, some new shock took center stage. The economy remained resilient, with GDP (gross domestic product) growth averaging nearly 3.0% over the four quarters of 2002. Yet, that growth was not enough to generate the employment and profit gains commonly expected in a true recovery.

                           For the 12-month period ended March 31, 2003, the Standard & Poor's 500 Composite Stock Price Index** was down nearly 25% with respect to total return. Equity losses were widespread, as indicated by the similarly weak showing of smaller companies. The small-company Russell 2000 Index*** shed approximately 27% in total return during the same period. The quarters ending in June and September of 2002 bore the brunt of the major market downturns.

                           Few investment strategies avoided the general downdraft in equities. Growth and value stocks both fell substantially, as did many of the stocks of small-, medium-and large-size firms. Losses also encompassed a wide swath of industries, with all 10 of the major S&P 500 sector groups suffering double-digit declines.

                           Interest rates rose and fell as patches of optimism encountered new waves of uncertainty or concern. Yields on 10-year U.S. Treasury notes climbed to a high of 5.44% on April 1, 2002 and fell to a low of 3.59% on March 10, 2003. The bond market served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. As investors sought safer investments with the attack on Iraq, 10-year U.S. Treasury yields traded below 4.00% at the end of the fiscal year concluding March 31, 2003, compared with yields that exceeded 5.00% a year earlier. This decline in interest rates translated into a strong 14% return for the Lehman U.S. Treasury Index& for the period. Corporate bonds also did well during the period, with the Lehman Corporate Bond Index&& registering a 13% gain.

                           As the war with Iraq began, investors caught glimpses of key turning points in the financial markets. On days when the Coalition Forces did well, prices of oil, bonds and gold declined, while stock prices and the value of the dollar rose. The intense

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment adviser to Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment- grade corporate fixed-rate debt issues with maturities of one year or more.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           volatility of prices underscored the uncertainty with which investors viewed the geo-political environment and the future course of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2003 began, various U.S. and world economic indicators remained weak. Many businesses were deferring capital spending projects, focusing instead on cost cutting to protect profits. Consumers also appeared more cautious in their spending, although sales of cars and homes remained at relatively healthy levels. A boom in refinancing activity, supported by record low mortgage rates, has helped to sustain the consumer sector.

                           Lower oil prices and an easing of geopolitical risks should help repair badly damaged business and consumer confidence and release the economy's underlying potential. In our opinion, the delayed effects of earlier monetary easing, the expected enactment of new tax cuts, rising home prices, and the ongoing benefits of rising productivity should combine to yield much better economic performance in the second half of 2003.

                           As investors return to economic fundamentals, the capital markets could see major turning points. In our view, rising profits are likely to boost stock prices, while signs of better economic activity could push bond prices lower, but narrow credit spreads further. Investors would be wise to retain a long-term perspective, focus on a diversified portfolio, and resist efforts to time market changes. While global and domestic risks will persist, the U.S. economy remains inherently strong.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2003

ECONOMIC OVERVIEW

MARSICO CAPITAL MANAGEMENT, LLC

                           THE YEAR IN REVIEW
                           We face the perennial challenge of assimilating multiple sources of political, social, and macroeconomic data, assessing a wide variety of sectors and industries, analyzing several hundred individual companies, and formulating a well-grounded, prudent investment strategy. Even in the best market conditions, these "inputs" never point in the same direction. Some factors always send inconclusive and/or conflicting signals, or offer a wide range of possible interpretations.

                           In developing a retrospective for equity market performance during the past twelve months, one major theme emerges: geopolitical risks. We think uncertainty related to war in Iraq, coupled with potentially combustible situations in the Middle East and North Korea, were the most influential factors affecting stock prices over the past year.

                           In addition, there were abundant challenges facing investors at a company-specific level. At the forefront were profit- and accounting-related issues that buffeted many companies. Corporate bankruptcies, accounting problems, and executive-level scandals such as Enron Corporation and Worldcom Inc. dominated the news headlines one year ago. Recent revelations of more earnings manipulations at companies such as Ahold and HEALTHSOUTH Corporation raised questions whether these issues were only hangovers from a previous era, or a still-viable trend among a few executives who may be tempted to resort to questionable practices to massage earnings. We hope that new revelations will become rarer, as most companies appear to be making substantial efforts to avoid questionable accounting and strengthen their corporate governance in light of the well-publicized bankruptcies of Enron and WorldCom, and heightened scrutiny and regulations concerning accounting and corporate governance.

                           There were, however, a number of positive underlying factors at work. These included low interest rates, the narrowing of credit spreads between below-investment grade debt and U.S. Treasuries, constrained overall rates of inflation (even with the significant spike in oil prices), and continued productivity gains. As of the end of March, oil prices had declined substantially from levels reached earlier in 2003. Mortgage refinancing remained at high levels, and there was some evidence that consumers were redeploying the cash from lower mortgage expenses to pay down other higher-cost obligations (e.g., credit card debt), thereby improving their individual balance sheets. A number of corporations, too, took steps that served to upgrade their financial condition. These included paying down debt; increasing cash dividends, repurchasing stock, contributing to pension funds and taking steps toward better financial reporting.

                           To summarize our outlook on equity markets going forward, while the short-term outlook remains uncertain, there appears to be a generally favorable backdrop for longer-term equity returns, based on factors such as low interest rates, constrained inflation, accommodative monetary policy, and strong productivity gains. We think the chances of serious deflation are remote. At the same time, the U.S. and global economies are contending with serious geopolitical concerns, tepid economic growth, and relatively low levels of confidence on the part of consumers and corporations. The latter factors have had the upper hand in influencing equity performance in recent months. The crucial question is "what will bring us back?"

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           We can't predict when, exactly, a sustainable revitalization in economic activity will occur. An abatement of geopolitical risks, in our view, is one essential pre-requisite for a better equity investment environment. After the war ends in Iraq, we believe the crucial next steps will be the creation of a viable, fully representative new government, and the rebuilding of the country. We think this process must involve a multi-lateral effort by the Iraqi people and the United Nations as well as the U.S., in contrast to the largely unilateral approach by the U.S. in initiating the war. We believe a unified strategy to aid post-war Iraq is vitally important in helping to mend relationships between countries that disagreed over the necessity for war, softening negative attitudes towards the U.S. among Arab countries and other economic partners, and setting a positive tone for UN resolution of other serious geopolitical issues including North Korea and the Middle East.

                           A second pre-requisite for a lasting economic recovery, we think, will be the renewal of the confidence of both consumers and businesses. Many Americans feel stuck in an economic "soft spot." Three years of negative stock market returns have added to their uncertainty. A tremendous amount of monetary and fiscal stimulus has been applied, but has not yet provided all the expected benefits -- perhaps in part due to geopolitical concerns. One hopeful sign for future confidence is that oil prices, which rose sharply in anticipation of the war in Iraq, have retreated recently. If prices stabilize or decline further, that should act as a tangible, meaningful economic boost for both consumers and corporations. In addition, low mortgage rates have helped to prop up housing markets, and as discussed above, have had a positive ripple effect in providing liquidity to consumers and enabling them to improve their personal balance sheets. Lower income taxes and dividend taxes, if ultimately approved by the government, could provide additional meaningful stimulus for consumers.

                           U.S. corporations may be showing some signs of increasing confidence in re-initiating capital spending and new product development. Our research suggests that a substantial number of companies have been prepared to launch a variety of compelling new products and services. Some companies may have postponed moving forward because of the geopolitical situation. Our research suggests that advertising rates may provide a useful leading indicator in assessing the general environment for new products and services. Higher advertising rates tend to reflect growing demand for advertising, which in turn may reflect a strengthening pipeline of new products and services to be publicized. We think that the higher upfront advertising rates we are seeing could be an encouraging guidepost toward more robust business activity.

                           A third pre-requisite in our prescription for improved equity returns is more consensus on stock market valuations. We acknowledge that there is ample room for debate on this point, but our view remains that aggregate equity market valuations appear relatively reasonable. The basis for this opinion is our analysis of equity valuations in the current context of low interest rates, quiescent inflation, productivity gains, and projected returns for alternative classes of assets such as bonds. We think stock prices have the potential to move higher over a period of time, based solely on a current valuation framework.

                           As support for this view, we think the earnings and valuation outlooks for strong, well-managed companies are increasingly favorable, because these leaner and more competitive companies may be early beneficiaries of any improved economic environment. In recent months, we have gradually "tilted" the Funds toward economically sensitive companies of this type; especially those whose stock prices we believe may have been disproportionately affected by geopolitical concerns and

ECONOMIC OVERVIEW CONTINUED...

                           other temporary concerns. We continue to find favorable growth characteristics among other selected companies in industries such as financial services and medical products.

                           We still question the valuations of some companies in sectors such as information technology and telecommunications services, where we have concerns regarding industry dynamics (such as the overall health of "end users" and overcapacity) and growth potential. Nevertheless, companies that possess "special" technology or other sustainable market share advantages in these sectors do appear attractive.

                           We study a broad variety of information sources, meet with many companies and management teams, draw upon our extensive collective experience and try to make the best possible investment decisions to serve your interest in the Funds. That is our promise to you, and it is one that we try to re-affirm on a daily basis. Thank you for including the Nations Marsico Funds in your investment program.

                           THOMAS F. MARSICO
                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           MARSICO CAPITAL MANAGEMENT, LLC

                           March 31, 2003

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 8

NATIONS CONVERTIBLE SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Income Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide
investors with a total
investment return,
comprised of current
income and capital
appreciation, consistent
with prudent investment
risk.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Convertible
Securities Fund Investor A
Shares provided
shareholders with a total
return of -11.18%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to the ever-evolving market environment. Within the convertible securities asset class universe, we focus on so-called balanced convertibles. Balanced convertibles are those exhibiting both fixed income and equity features. These securities generate the highest ratio of return over risk. We believe over the long run, this strategy will outperform strategies that focus on pure fixed income sensitive or equity sensitive strategies.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Over the period of April 1, 2002 to March 31, 2003, deteriorating geopolitical conditions, continued revelation of corporate governance scandals and subdued economic recovery led to the third consecutive significant decline of all major equity indexes. The Dow Jones Industrial Average posted a loss of 21.14%; while the Standard & Poor's 500 Composite Stock Price Index declined 24.75%. As would be expected, convertible securities bested all major equity indexes. For the period, Nations Convertible Securities Fund (Investor A Shares) posted a return of -11.18%, declining less than half the major equity indexes. The Credit Suisse First Boston Convertible Securities Index returned -3.02% for the same period.***

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           During the reporting period the performance of the convertible securities market was driven by several characteristics. First, investment grade convertible securities significantly underperformed non-investment grade issues. Second, the convertible securities universe was highly credit sensitive. Lastly, improvement in the credit market was a significant driver of convertible securities' valuations. Our

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. All dividends are reinvested. The index is unmanaged, unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           The Credit Suisse First Boston (CSFB) Convertible Securities Index is a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY continued


                           underperformance relative to the benchmark is partly due to these characteristics, and partly impacted by our relative equity sensitivity to common stocks as compared to that of the benchmark.

                           WHICH SECTORS AND COMPANIES PROVED FAVORABLE TO FUND PERFORMANCE?&

                           Holdings in the health care and retailing sectors helped our performance. In addition, selected issues in the transportation and technology sectors also proved favorable to performance. In some instances, the convertible security posted significant positive returns while the underlying common stock finished with negative performance. In the health care sector, some of the best performing issues were Anthem, Inc., Invitrogen Corporation, and IVAX Corporation, all of which posted positive returns of greater than 10% during the period. In the retailing sector, Amazon.Com, Inc., Reebok International Ltd. and J.C. Penney Corporation generated similar positive numbers. Best performing technology and transportation issues include GTECH Holdings Corporation, Fair Isaac Corporation, Comverse Technology, Inc. and Union Pacific Corporation.

                           WHAT PARTICULAR SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Our overweight positions in the capital goods sector, especially the defense industry, and equity exposure in the energy sector, especially oil service drilling companies, aggravated our losses. The worst performing securities include Cummins Capital Trust, L-3 Communications Holdings, Inc., Northrop Grumman Corporation, and Raytheon Company. Equity exposures in Diamond Offshore Drilling, Inc., Unocal Corporation and Transocean Inc. also contributed negatively to our overall performance.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

                           In the near term, we believe war against Iraq, corporate governance issues and lingering financial constraints will continue to impede the pace of U.S. economic expansion. Given the relative resilience of the market during recent months, however, a technical rebound is conceivable should the war end quickly. We believe that convertible securities will have a chance to outperform the overall equity market once again, helped by further narrowing of credit spreads (the difference between yield on a corporate issue and a U.S. Treasury security of the same maturity) and modest underlying stock performance. We look for improvement in the new issuance market compared with 2002 to also help performance.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           The improving high yield bond market continues to present opportunity in lower credit securities. In our opinion, depressed equity valuations on some securities also present "bargain" spots in terms of convertibles' current yield and potential capital appreciation. In addition, favorable views regarding convertible securities as an asset class could fuel growth in our asset base in the current volatile market environment. We have and will continue to add, in a very selective fashion, convertible securities that we believe have improving fundamentals, significant current yield and strong upside potential should credit spread tightening materialize further. We will also continue to actively manage common equity holdings to adjust the desired degree of equity sensitivity in the portfolio.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 10

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 3.4%  Commercial banking
 3.6%  Railroads, trucking and shipping
 3.9%  Networking and telecommunications equipment
 4.2%  Insurance
 4.3%  Software
 4.5%  Oilfield services
 4.9%  Medical devices and supplies
 6.1%  Telecommunications services
 7.9%  Pharmaceuticals
10.6%  Semiconductors
46.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Tyco International Group, 2.750%
                                                                                 01/15/18                                1.3%
                                                                            -------------------------------------------------
                                                                              2  Amazon.com, Inc., 4.750% 02/01/09       1.3%
                                                                            -------------------------------------------------
                                                                              3  International Paper Capital Trust       1.3%
                                                                            -------------------------------------------------
                                                                              4  Liberty Media Corporation, 3.250%
                                                                                 03/15/31                                1.2%
                                                                            -------------------------------------------------
                                                                              5  Agere Systems Inc., 6.500% 12/15/09     1.2%
                                                                            -------------------------------------------------
                                                                              6  GTECH Holdings Corporation, 1.750%
                                                                                 12/15/21                                1.2%
                                                                            -------------------------------------------------
                                                                              7  American Tower Corporation, 2.250%
                                                                                 10/15/09                                1.1%
                                                                            -------------------------------------------------
                                                                              8  International Rectifier Corporation,
                                                                                 4.250% 07/15/07                         1.1%
                                                                            -------------------------------------------------
                                                                              9  United Parcel Service, Inc., Class B,
                                                                                 1.750% 09/27/07                         1.1%
                                                                            -------------------------------------------------
                                                                             10  Adaptec, Inc., 3.000% 03/05/07          1.1%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CONVERTIBLE SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CSFB CONVERTIBLE SECURITIES
                                                   SECURITIES FUND        SECURITIES FUNDS AVERAGE               INDEX
                                                 -------------------      ------------------------    ---------------------------
Mar. 31 1993                                             9425                       10000                        10000
1994                                                    10550                       10655                        10727
1995                                                    10727                       10934                        11142
1996                                                    13414                       13364                        13783
1997                                                    15459                       14852                        14902
1998                                                    19642                       18729                        18757
1999                                                    20287                       18714                        19189
2000                                                    28275                       26319                        27985
2001                                                    26047                       22442                        22718
2002                                                    26954                       22505                        22641
Mar. 31 2003                                            23940                       20997                        21957

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CSFB CONVERTIBLE SECURITIES
                                                   SECURITIES FUND        SECURITIES FUNDS AVERAGE               INDEX
                                                 -------------------      ------------------------    ---------------------------
Mar. 31 1993                                            10000                       10000                        10000
1994                                                    11194                       10655                        10727
1995                                                    11381                       10934                        11142
1996                                                    14232                       13364                        13783
1997                                                    16402                       14852                        14902
1998                                                    20841                       18729                        18757
1999                                                    21524                       18714                        19189
2000                                                    30000                       26319                        27985
2001                                                    27636                       22442                        22718
2002                                                    28598                       22505                        22641
Mar. 31 2003                                            25401                       20997                        21957


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              9.77%      9.13%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Convertible Securities Fund over the last 10 years. Figures for the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities, include reinvestment of dividends. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                      PRIMARY A&           INVESTOR A               INVESTOR B&&               INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                        5/21/99               9/25/87                   7/15/98                   10/21/96
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -11.01%        -11.18%      -16.30%      -11.83%      -16.13%      -11.89%      -12.75%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -5.16%         -5.39%       -7.24%       -6.08%       -6.78%       -6.11%       -6.11%
5 YEARS                                  4.46%          4.04%        2.81%        3.36%        3.08%        3.37%        3.37%
10 YEARS                                 9.99%          9.77%        9.13%        9.41%        9.41%           --           --
SINCE INCEPTION                         11.95%         11.81%       11.38%       11.57%       11.57%        7.19%        7.19%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

&Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

&&Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS ASSET ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Investment Strategies Team
and the Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain
long-term growth from
capital appreciation, and
dividend and interest
income.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Asset Allocation
Fund Investor A Shares
provided shareholders with
a total return of
-16.05%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND THEIR OUTLOOK FOR THE FUTURE.

                            EFFECTIVE DECEMBER 31, 2002, THE MANAGEMENT OF THE EQUITY PORTION OF THE FUND MOVED FROM THE GROWTH STRATEGIES TEAM TO THE INVESTMENT STRATEGIES TEAM OF BANC OF AMERICA CAPITAL MANAGEMENT, LLC, THE FUND'S INVESTMENT ADVISER. WHILE THE FUND'S INVESTMENT OBJECTIVE REMAINS THE SAME, THE INVESTMENT APPROACH AND BENCHMARK FOR THE EQUITY PORTION OF THE FUND HAVE CHANGED. THESE CHANGES ARE DISCUSSED BELOW.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund invests in a mix of equity and fixed income securities seeking to provide exposure primarily to the domestic capital markets. The Fund's primary objective is total return performance, which is sought through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.

                           The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, securities are selected according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized to ensure adequate diversification across market capitalization, economic sectors and growth/value styles.

                           Prior to January 1, 2003, the equity portfolio concentrated on large-capitalization, growth securities. With the move to the Investment Strategies Team, we have expanded the universe of securities, looking at both value and growth companies. We have also changed the benchmark for the equity portfolio from the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index) to the Russell 1000 Index to reflect the expanded investment universe.***

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           The Russell 1000 Index is an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index which is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The fixed income portion of the Fund is generally composed of investment grade securities including U.S. Treasuries and other government and government agency bonds, mortgage-backed and asset-backed securities and corporate debt issues. The management of the fixed income portion is based on the belief that performance and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           The allocation between fixed income and equities is generally targeted at 60% stocks and 40% bonds. While the portfolio is systematically rebalanced to maintain target exposure, moderate deviation is permitted if, in the view of the portfolio management teams, stocks or bonds have become substantially mispriced relative to historical patterns.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           The economy continued to struggle higher the last 12 months following the 2001 recession. Normally the first year of a recovery is one of above average economic growth but 2002 was an exception. For the year, the economy struggled to maintain positive momentum with the 2002 Gross Domestic Product recording a 2.4% increase after inflation, when 6 to 7% real growth is more typical of recovery years.

                           The capital markets reflected the uncertainty of economic recovery as well as persistent geopolitical concerns, including the war against terrorism in Afghanistan, the ongoing threat of terrorism, turmoil in the Israeli/Palestinian conflict, an escalating potential for war with Iraq, nuclear threats from North Korea and the actual U.S. led invasion of Iraq following problematic diplomacy efforts.

                           Investors generally sought the safety of fixed income investments, particularly that of U.S. Treasury bonds. The bull market in bonds was reflected in the drop in yields. The benchmark 10-year U.S. Treasury yield was a low 3.8% at the end of March this year compared to 5.4% a year earlier.

                           Stock investors suffered the opposite fate as many global indexes lost more than 20% in value as the bear market registered its third year of declines, one of the worst in history. Extremes in stock market volatility also buffeted investors as nearly half of the trading days in 2002 experienced market swings greater than 1% compared to historical volatility when such swings occur less than 20% of the time.

                           The severe declines in the global equity markets overwhelmed the positive returns in bonds, pulling overall performance down in double-digit fashion for the year ending March 31, 2003. For the reporting period, Nations Asset Allocation Fund (Investor A Shares) declined 16.05% compared with a decline of 24.75% for the S&P 500 Index and an 11.69% return for the Lehman Aggregate Bond Index.&

                           &The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
 14

NATIONS ASSET ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHICH SECTORS AND COMPANIES PROVED FAVORABLE FOR FUND PERFORMANCE?&&

                           Within the stock portfolio, the three sectors that helped Fund performance were basic industry, consumer staples and utilities. As investor risk aversion increased during the year, many investors gravitated toward "defensive" stocks with a history of reliable earnings. Securities such as 3M Company, Colgate-Palmolive Company, Procter & Gamble Co., Inc., and Southern Company all contributed positively to the Fund's performance. In addition, stocks in other sectors also benefited from this rotation into companies with reliable earnings. Such companies owned by the Fund include SLM Corporation, UnitedHealth Group Incorporated, and AFLAC Incorporated. Finally, a variety of economically sensitive stocks performed well during market rallies over the past 12 months. As a result, the Fund benefited from owning Electronic Arts, Inc., Amgen Inc. and Maxim Integrated Products, Inc.

                           Within the bond portfolio, the best performing securities were U.S. Treasury bond holdings as investors sought safety from a volatile stock market. Generally the higher the quality and the longer the maturity the better the performance was as interest rates declined through most of the period.

                           WHAT PARTICULAR SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           One of the most damaging periods for the equity portfolio was during October and November of 2002, when the market rallied 20%. Lower quality companies with suspect earnings prospects largely led this rally, leaving the higher quality emphasis of the Fund holdings to lag behind.

                           Sectors that proved detrimental to performance include finance, technology, and communications. The Wall Street research scandals had a very negative effect on capital markets firms such as Citigroup Inc. and Merrill Lynch & Co, Inc., while the continued weakness in the telecommunications industry drove down earnings for SBC Communications Inc. AOL Time Warner Inc. struggled with its online business, and ultimately had to write-off almost $100 billion related to its acquisition of Time Warner. Technology stocks continued to flounder, still deflating from the bubble era as Cisco Systems, Inc. and Intel Corporation both traded sharply lower. Finally, one of the single largest contributors to negative performance for the Fund was the decline of The Home Depot, Inc. as the company lost its reputation as "a rapid grower".

                           For the bond portfolio, the only detriment to relative performance was the diversification in the corporate bond segment. High quality and even lower quality corporate bonds recorded solidly positive returns for the year but could not keep pace with the U.S. Treasury market.

                           WHAT ECONOMIC FACTORS MOST INFLUENCED FUND
                           PERFORMANCE?

                           From a positive perspective, the decline in interest rates and the sluggishness of the economic recovery resulted in solidly positive returns for the fixed income segment of the overall portfolio.

                           The same sluggishness in economic growth, however, constrained the enthusiasm for stocks. Stock prices may have been sustainable in an environment of subdued

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS ASSET ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           recovery but the compounding concerns of terrorism, war, escalating oil prices, and accounting scandals crushed investor sentiment throughout the year.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           The successful and timely resolution of the Iraqi war is critical to achieving the higher growth expectations for both the economy and corporate earnings later in 2003. We are projecting a more conducive investing environment in the second half of this year for stocks and corporate bonds. We believe oil prices should settle in the mid-$20 per barrel range providing some stimulus for better inflation-adjusted economic growth of around 4% in the second half.

                           As a result of the stock market's severe downdraft over the past three years, we believe the number of companies with attractive valuations are now more plentiful. We expect the more economically sensitive stocks in industries such as semiconductors, computer software and hardware, media/broadcasting, and retailing to respond to stronger economic growth.

                           For bonds, the relative prospects for corporate issues may be enhanced in an improving credit environment. In our opinion, the consequence should be a decline in the difference, or spread, between the yields of corporate and U.S. Treasury bonds. Thus, we believe a greater focus on the corporate sector could add value in the year ahead.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 2.7%  Medical devices and supplies
 2.8%  Federal Home Loan Mortgage Corporation (FHLMC) Certificates
 2.8%  Telecommunications services
 3.0%  Software
 3.0%  Health services
 3.2%  Integrated oil
 4.8%  Pharmaceuticals
 5.2%  Federal National Mortgage Association (FNMA) Certificates
 7.6%  U.S. Treasury notes
 8.0%  Commercial banking
56.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 03/01/17    4.4%
                                                                            -------------------------------------------------
                                                                              2  Standard & Poor's Depositary Receipts   2.4%
                                                                            -------------------------------------------------
                                                                              3  High Yield Portfolio                    2.4%
                                                                            -------------------------------------------------
                                                                              4  Exxon Mobil Corporation                 2.0%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.0%
                                                                            -------------------------------------------------
                                                                              6  International Business Machines
                                                                                 Corporation                             1.5%
                                                                            -------------------------------------------------
                                                                              7  Wal-Mart Stores, Inc.                   1.5%
                                                                            -------------------------------------------------
                                                                              8  Pfizer Inc.                             1.4%
                                                                            -------------------------------------------------
                                                                              9  Microsoft Corporation                   1.4%
                                                                            -------------------------------------------------
                                                                             10  Amgen Inc.                              1.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS ASSET ALLOCATION FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                  NATIONS ASSET      LIPPER BALANCED      RUSSELL 1000      STANDARD & POOR'S   LEHMAN AGGREGATE
                                 ALLOCATION FUND      FUNDS AVERAGE           INDEX             500 INDEX          BOND INDEX
                                 ---------------     ---------------      ------------      -----------------   ----------------
Jan. 18 1994                         9425.00            10000.00            10000.00            10000.00            10000.00
1994                                 9295.00             9621.00             9741.00             9955.00             9579.00
1995                                11795.00            12080.00            13420.00            13691.00            11348.00
1996                                13643.00            13759.00            16433.00            16833.00            11760.00
1997                                16558.00            16425.00            21831.00            22447.00            12895.00
1998                                20050.00            18634.00            27730.00            28867.00            14016.00
1999                                22278.00            20236.00            33528.00            34938.00            13901.00
2000                                22111.00            20542.00            30917.00            31758.00            15517.00
2001                                20658.00            19640.00            27067.00            27985.00            16827.00
2002                                17529.00            17340.00            21207.00            21803.00            18552.00
Mar. 31 2002                        17204.00            17045.00            20584.00            21117.00            18810.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                  NATIONS ASSET      LIPPER BALANCED      RUSSELL 1000      STANDARD & POOR'S   LEHMAN AGGREGATE
                                 ALLOCATION FUND      FUNDS AVERAGE           INDEX             500 INDEX          BOND INDEX
                                 ---------------     ---------------      ------------      -----------------   ----------------
Jan. 18 1994                        10000.00            10000.00            10000.00            10000.00            10000.00
1994                                 9862.00             9621.00             9741.00             9955.00             9579.00
1995                                12515.00            12080.00            13420.00            13691.00            11348.00
1996                                14475.00            13759.00            16433.00            16833.00            11760.00
1997                                17568.00            16425.00            21831.00            22447.00            12895.00
1998                                21273.00            18634.00            27730.00            28867.00            14016.00
1999                                23637.00            20236.00            33528.00            34938.00            13901.00
2000                                23460.00            20542.00            30917.00            31758.00            15517.00
2001                                21918.00            19640.00            27067.00            27985.00            16827.00
2002                                18598.00            17340.00            21207.00            21803.00            18552.00
Mar. 31 2003                        18254.00            17045.00            20584.00            21117.00            18810.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                  SINCE INCEPTION                                               NAV**       MOP*

                  (1/18/94 through 3/31/03)                                     6.76%      6.08%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury securities, U.S. government agency securities, corporate bonds and mortgage-backed securities, include reinvestment of dividends. Figures for the Russell 1000 Index, an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index, include reinvestment of dividends. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/03)

                                                   INVESTOR A                 INVESTOR B&&                 INVESTOR C
                             PRIMARY A&        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                5/21/99                1/18/94                     7/15/98                    11/11/96
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE            -15.96%         -16.05%       -20.90%       -16.80%       -20.91%       -16.80%       -17.62%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                        -8.75%          -8.95%       -10.74%        -9.67%       -10.50%        -9.68%        -9.68%
5 YEARS                        -0.47%          -0.87%        -2.04%        -1.58%        -1.90%        -1.59%        -1.59%
SINCE INCEPTION                 7.00%           6.76%         6.08%         6.35%         6.35%         3.15%         3.15%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

&Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

&&Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2002 and prior years compared the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index. The Fund changed the Index to which it compares its performance because the Russell 1000 Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS CLASSIC VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Large Cap Investment
Committee of Brandes
Investment Partners, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies believed to be
undervalued.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Classic Value Fund
Investor A Shares provided
shareholders with a total
return of -34.05%.**
                           IN THE FOLLOWING INTERVIEW, THE INVESTMENT COMMITTEE SHARES ITS VIEWS ON NATIONS CLASSIC VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Classic Value Fund is managed using a Graham-and-Dodd value discipline to select equities in the United States, typically within the large- and mid-capitalization market segments. We search for U.S. stocks that we believe are trading (often for irrational reasons) at a discount to what we believe is their intrinsic value. Our focus is on the creation of long-term capital appreciation. Therefore, when we purchase such stocks, we plan to hold them for three to five years to allow them to achieve their intrinsic value.

                           Our focus on individual security selection -- also known as "bottom-up" research and analysis -- drives our sector and industry weightings. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses often reflect investors' overreaction to short-term events. We believe that over time the market will recognize the underlying value of the stocks we hold and their prices will rise. We believe that by purchasing stocks at discounts from their long-term value, a margin of safety against price declines is created -- thus reducing risk while providing the opportunity for capital appreciation.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT HAVE BEEN EXPERIENCED THE LAST 12 MONTHS?

                           While the Russell 1000 Value Index*** fell 22.79%, Nations Classic Value Fund (Investor A Shares) fell 34.05%. A number of factors weighed on investor confidence during the year including:

                           - mixed economic reports
                           - accounting improprieties
                           - corporate governance abuses and
                           - high-profile corporate bankruptcy filings.

                           In 2002, a number of firms filed for bankruptcy protection including Kmart Corporation, Adelphia Communications Corporation, Global Crossing Ltd.,

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell 1000 Value Index is an unmanaged index, which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Brandes Investment Partners, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CLASSIC VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           Worldcom, Inc., and UAL Corporation (the parent company of United Airlines). In addition, the chief financial officers at Worldcom and Enron Corp. were arrested and indicted. The war in Iraq may also have contributed to cautiousness. War jitters also continued to push the U.S. dollar lower against the euro. The dollar fell to a three-year low against the euro late in 2002. In this environment, the Dow Jones Industrial Average& fell to a five-year low in October 2002.

                           Flows to U.S. mutual funds reflected investors' cautiousness. By mid-December, U.S. stock mutual funds had received $7 billion in net new money, down from $59 billion in 2001 and $180 billion in 2000. This was the lowest level of new money going into stock funds in more than a decade.

                           Overall, macroeconomic developments have virtually no bearing on our company-specific research and analysis. While we are aware of short-term developments, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we adhere to our strict, value-based investment approach.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?&&

                           Favorable gains were evident across a broad cross-section of holdings, including positions in the following industries: multi-line retail, oil and gas, information technology consulting and services and household products. Among the best-performing holdings in these areas were Dillard's, Inc., Marathon Oil Corporation, Electronic Data Systems Corporation and Kimberly-Clark Corporation.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The greatest negative influences on the Fund's return during the period were issue-specific declines for holdings in the communications equipment, food and drug retailing, and diversified telecommunications services industries. Examples of weak-performing holdings include Avaya Inc., Safeway, Inc. and SBC Communications Inc.

                           Although returns for these stocks fell in the period, we continue to believe these holdings generally possess sound fundamentals or traits that may contribute to long-term gains. Reflecting our conviction, we took advantage of weaker prices in the period to add to some of the companies cited above. The Fund retains its largest industry exposure in the diversified telecom services area.

                           WHAT IS YOUR OUTLOOK FOR THE FUND?

                           As a "bottom-up" manager, we do not make any "top-down" projections for sectors, industries, the economy, or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths with an eye to understanding the nature of their businesses and an estimate of their long-term intrinsic values. Applied in the U.S. the same way we apply it around the world, our investment process continues to seek to uncover promising opportunities. In our opinion, the strengths of portfolio holdings increase our potential for long-term outperformance. We believe long-term investors will be rewarded for their

                           &The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stock traded on the New York Stock Exchange. All dividends are reinvested. The index is unmanaged, unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 20

NATIONS CLASSIC VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           patience as the market evolves to more accurately reflect the underlying value of portfolio holdings.

                           During the period, the continued application of our company-specific research and analysis dictated slight changes in the complexion of the Fund. We trimmed exposure on a company-by-company basis within the chemical and insurance industries and increased our weighting through stock-specific purchases in the diversified telecom services, food and drug retailing, and communications equipment industries.

NATIONS CLASSIC VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 4.4%  Commercial banking
 4.5%  Automotive
 4.7%  Pharmaceuticals
 4.9%  Insurance
 5.3%  Networking and telecommunications equipment
 5.5%  Computers and office equipment
 5.6%  Computer services
 5.9%  Electric power - Nuclear
 4.4%  Automotive
 6.7%  Food and drug stores
12.6%  Telecommunications services
39.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  BellSouth Corporation                   3.4%
                                                                            -------------------------------------------------
                                                                              2  SBC Communications Inc.                 3.2%
                                                                            -------------------------------------------------
                                                                              3  Verizon Communications Inc.             3.2%
                                                                            -------------------------------------------------
                                                                              4  Electronic Data Systems Corporation     2.9%
                                                                            -------------------------------------------------
                                                                              5  Sprint Corporation (FON Group)          2.9%
                                                                            -------------------------------------------------
                                                                              6  Duke Energy Corporation                 2.9%
                                                                            -------------------------------------------------
                                                                              7  CIT Group Inc.                          2.9%
                                                                            -------------------------------------------------
                                                                              8  Safeway Inc.                            2.8%
                                                                            -------------------------------------------------
                                                                              9  Unisys Corporation                      2.7%
                                                                            -------------------------------------------------
                                                                             10  El Paso Corporation                     2.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CLASSIC VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                                                         LIPPER MULTI-CAP VALUE
                                               NATIONS CLASSIC VALUE FUND   RUSSELL 1000 VALUE INDEX          FUNDS AVERAGE
                                               --------------------------   ------------------------     ----------------------
Apr. 16 2001                                              9425                        10000                       10000
                                                         10132                         9998                       10022
                                                          9708                         8903                        8778
                                                         10926                         9559                        9746
2002                                                     11499                         9950                       10048
                                                         10247                         9103                        9044
                                                          7340                         7394                        7431
                                                          8471                         8076                        8016
Mar. 31 2003                                              7582                         7683                        7634

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                                                         LIPPER MULTI-CAP VALUE
                                               NATIONS CLASSIC VALUE FUND   RUSSELL 1000 VALUE INDEX          FUNDS AVERAGE
                                               --------------------------   ------------------------     ----------------------
Apr. 16 2001                                             10000                        10000                       10000
                                                         10750                         9998                       10022
                                                         10300                         8903                        8778
                                                         11593                         9559                        9746
2002                                                     12200                         9950                       10048
                                                         10872                         9103                        9044
                                                          7788                         7394                        7431
                                                          8988                         8076                        8016
Mar. 31 2003                                              8045                         7683                        7634


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**       MOP*
     (4/16/01 through
      3/31/03)              -10.52%     -13.19%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Classic Value Fund from the inception of the share class. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         4/16/01              4/16/01                   4/16/01                   4/16/01
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -33.96%        -34.05%      -37.87%      -34.59%      -37.70%      -34.54%      -35.16%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                        -10.38%        -10.52%      -13.19%      -11.24%      -12.96%      -11.20%      -11.20%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital with
income as a secondary
consideration.

PERFORMANCE REVIEW
For the 12 month period
ending March 31, 2003,
Nations LargeCap Value
Fund Investor A Shares
provided shareholders with
a total return of
-27.41%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LARGECAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The investment process focuses on stocks with attractive valuations based upon their price-to-earnings ratio, price-to-cash flow and other measures and seeks to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be its fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets.

                           Despite all these issues, we do not see any fundamental flaws with the U.S. economy or capital markets. Economic signals have been understandably mixed and over the last year, consumer confidence has dropped significantly because of this and the weaker employment market. Some of the more economically sensitive sectors like consumer cyclicals, retailing, communications and technology have suffered more than others have but the declines have been broad based. Out of the 12 economic sectors we track, only consumer staples, energy, finance and health care stocks outperformed our benchmark, the Russell 1000 Value Index,*** albeit not by much. This has clearly been a challenging environment for business, consumers and investors.

                           While value stocks continued generally to outperform growth stocks over the reporting period (as measured by the Russell Indexes), the relative performance advantage eroded over the last six months as technology and health care, the two most prominent sectors within the growth benchmarks, along with communications,

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 24

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           have outperformed. Technology and communications both have strong cyclical components and what we have seen is more of a rebound in those stocks that have underperformed over the last several years, as opposed to a move driven by current or expected improvement in their fundamental outlook. We continue to favor companies with tangible earnings and attractive valuations. The Russell 1000 Value Index, the Fund's benchmark, returned -22.79% versus -24.75% for the Standard & Poor's 500 Composite Stock Price Index&. By comparison, Nations LargeCap Value Fund (Investor A Shares) returned -27.41%.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           Relative to the benchmark, the Fund benefited from overweightings in the consumer staples and energy sectors, underweightings in the communications and consumer cyclical sectors and favorable stock selection in the health care and energy sectors.

                           Beginning in the first quarter of 2003, the market became more focused on the situation in Iraq and seemed to be more understanding of companies which might lower earnings guidance or miss consensus estimates by a penny or two. This "free pass" was not in play during most of 2002 and so our overweight in consumer staples stocks like Diageo plc, The Estee Lauder Companies Inc. and Kellogg Company, where earnings are more stable and predictable, proved to be a good strategy.

                           Our overweight in energy helped performance. Oil prices have been volatile over the last year due to the current geopolitical situation and war in Iraq. Given long-term expectations for growing global demand, we believe the outlook for oil is still favorable and the same is true given the supply/demand picture for natural gas. We have specifically been overweight in oilfield services companies like Nabors Industries, which has added to relative returns and should do well as global risks recede and capital spending improves.

                           Communications stocks have fairly strong cyclical tendencies and while a number of companies in the group have done a good job managing costs, given the excess capacity that exists today, we believed an underweight position versus the benchmark was appropriate. Also included in this group are publishing and advertising companies, which have had to deal with a fairly significant slowdown. Stock selection was helped by Comcast Corporation, which completed its acquisition of the ATT Broadband business and has already seen substantial benefits from the transaction, which is resulting in stronger than expected cash flow.

                           We were similarly underweight in consumer cyclicals -- which includes automotive, lodging, restaurants and entertainment companies -- for much the same reasons, and this benefited the portfolio.

                           Stock selection in health care was helped by a timely takeover offer for Pharmacia Corporation. We also did well in the medical devices group with Zimmer Holdings Inc., which we sold for valuation purposes.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Two sector decisions detracted from returns. The first was our underweight in finance. For the year, finance was on average almost 33% of the benchmark and a little more than 28% of our portfolio. While we see many good opportunities in the group and valuations on average are attractive, our disciplines and good sense suggest that under the circumstances, from a risk management standpoint, having more than one-third of the portfolio in one group would not be prudent.

                           Within the sector, we started shifting our exposure in the banking group more towards banks that would benefit from an improving credit environment. This means we had less of an emphasis on those banks that mostly benefit from favorable spreads, which is the difference between the interest rates at which they borrow compared to the interest rates at which they lend. In the last several months this approach has benefited the portfolio although for most of the year it did not. Also in financials, we had exposure to companies like Merrill Lynch & Co., Inc. and Morgan Stanley, which we believe will benefit from an improving capital markets environment. These decisions caused stock selection in finance to be a negative contributor to Fund performance.

                           The other sector decision that detracted from returns was our overweight in technology where we see a number of companies that could benefit from a turn in the macroeconomic environment. As a result, many of our holdings also disappointed because they are positions that have yet to see any significant signs of fundamental improvement. Agilent Technologies, Inc., Agere Systems Inc., Nokia Corporation, KLA-Tencor Corporation and PeopleSoft, Inc. fared poorly, but we believe the longer-term outlook is favorable and would want to own them at these valuation levels.

                           In consumer staples, Altria Group, Inc., the new name for the old Philip Morris Cos., saw improvement in market share on key cigarette brands. The company did a commendable job in a challenging year but underperformed primarily due to a recent adverse judgment in an Illinois case that is requiring the company to post a multi-billion dollar bond.

                           Honeywell Inc., in the capital goods group, lagged due to concerns about the commercial aircraft components business and the general downturn in the macroeconomic environment. In technology, Electronic Data Systems Corporation and Micron Technology both disappointed. Motorola, Inc. fared poorly due to a weaker than expected market for mobile handsets and semiconductors causing stock selection in technology to be negative.

                           WHAT IS YOUR OUTLOOK FOR THE FUND?

                           The economic environment has been mixed and weak. We are on a slow growth plane with low inflation, which might normally be considered favorable. However, a soft job market and declining consumer confidence, concerns about consumer debt levels and how all this might impact consumer spending, are key components of the economy and the equity markets concerns today.

                           We believe the U.S. economy should regain its momentum in the months after the Iraq war as many of the uncertainties that are holding back the consumer and businesses from spending are lifted. While some market strategists talk about the

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           portfolio you want to own in war time, we believe investors should be thinking more in terms of what they want to own going into the recovery.

                           President Bush has proposed a "jobs and growth" program that includes a number of tax cuts designed to improve spending and investment. We believe some portion of the president's program is likely to be passed by Congress in the coming months and a further reduction in interest rates by the Federal Reserve Board is not out of the question. From a fundamental standpoint, while we see little in the way of improvement in the business environment, we do see signs that the declines have leveled off in many areas. While this is surely an environment with more than enough risk for most investors, we believe the economy, business and the markets are poised for a rebound.

                           We continue to maintain a balance between defensive and more cyclically oriented issues but on the margin have sought to take advantage of what we believe are attractive valuations in the pro-cyclical groups. In financials, we continue to believe that corporate credit will improve in 2003 while consumer credit quality either moderates or declines. Recent data points have been supporting this thesis and we have positioned the portfolio to benefit from such a trend. We like the outlook for energy and think that the slowdown in capital spending in the last few years suggests a pent up demand for business investment spending, which could bode well for a number of technology companies later this year.

NATIONS LARGECAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

15.3%  Commercial banking
 7.4%  Integrated oil
 5.6%  Insurance
 4.6%  Broadcasting and cable
 4.1%  Telecommunications services
 3.8%  Investment services
 3.8%  Aerospace and defense
 3.5%  Paper and forest products
 3.4%  Oilfield services
 3.4%  Consumer credit and mortgages
45.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          4.5%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil Corporation                 4.2%
                                                                            -------------------------------------------------
                                                                              3  Wachovia Corporation                    3.0%
                                                                            -------------------------------------------------
                                                                              4  Comcast Corporation, Class A            2.5%
                                                                            -------------------------------------------------
                                                                              5  FleetBoston Financial Corporation       2.5%
                                                                            -------------------------------------------------
                                                                              6  Dominion Resources, Inc.                2.2%
                                                                            -------------------------------------------------
                                                                              7  Wells Fargo & Company                   2.0%
                                                                            -------------------------------------------------
                                                                              8  Bowater Inc.                            1.9%
                                                                            -------------------------------------------------
                                                                              9  International Business Machines
                                                                                 Corporation                             1.9%
                                                                            -------------------------------------------------
                                                                             10  ENSCO International Inc.                1.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS LARGECAP VALUE                                  LIPPER LARGE-CAP VALUE
                                                          FUND              RUSSELL 1000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Nov. 20 2001                                               9425                       10000                       10000
                                                           9669                       10236                       10175
                                                           9509                       10157                        9995
                                                           9537                       10173                        9935
2002                                                      10088                       10655                       10367
                                                           9043                        9747                        9256
                                                           7155                        7917                        7519
                                                           7699                        8647                        8149
Mar. 31 2003                                               7323                        8227                        7731

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS LARGECAP VALUE                                   LIPPER LARGECAP VALUE
                                                          FUND              RUSSELL 1000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------      ---------------------
Nov. 20 2001                                              10000                       10000                       10000
                                                          10259                       10236                       10175
                                                          10089                       10157                        9995
                                                          10119                       10173                        9935
I2002E                                                    10703                       10655                       10367
                                                           9595                        9747                        9256
                                                           7591                        7917                        7519
                                                           8169                        8647                        8149
Mar. 31 2003                                               7770                        8227                        7731


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**       MOP*
     (11/20/01 through
      3/31/03)              -16.95%     -20.49%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Value Fund from the inception of the share class. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the S&P 500 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                            PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              11/20/01            11/20/01                11/20/01                 11/20/01
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          -27.25%        -27.41%     -31.57%     -27.98%     -31.57%      -27.99%     -28.71%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                             -16.79%        -16.95%     -20.49%     -17.60%     -20.02%      -17.61%     -17.61%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies that are
believed to be
undervalued.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Value Fund
Investor A Shares provided
shareholders with a total
return of -27.17%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY

                           The investment process focuses on stocks with attractive valuations based upon their price-to-earnings ratio, price-to-cash flow and other measures and seeks to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets.

                           Despite all these issues, we do not see any fundamental flaws with the U.S. economy or capital markets. Economic signals have been understandably mixed and over the last year, consumer confidence has dropped significantly because of this and the weaker employment market. Some of the more economically sensitive sectors like consumer cyclicals, retailing, communications and technology have suffered more than others have but the declines have been broad based. Out of the 12 economic sectors we track, only consumer staples, energy, finance and health care stocks outperformed our benchmark, the Russell 1000 Value Index,*** albeit not by much. This has clearly been a challenging environment for business, consumers and investors.

                           While value stocks generally continued to outperform growth stocks over the reporting period (as measured by the Russell Indexes), the relative performance advantage eroded over the last six months as technology and health care, the two most prominent sectors within the growth benchmarks, along with communications, have outperformed. Technology and communications both have strong cyclical

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell 1000 Value Index is an unmanaged index, which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 30

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           components and what we have seen is more of a rebound in those stocks that have underperformed over the last several years as, opposed to a move driven by the current or expected improvement in their fundamental outlook. We continue to favor companies with tangible earnings and attractive valuations. The Russell 1000 Value Index, the Fund's benchmark, returned -22.79% versus -24.75% for the Standard & Poor's 500 Composite Stock Price Index.& By comparison, Nations Value Fund (Investor A Shares) returned -27.17%.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           Relative to the benchmark, the Fund benefited from overweightings in the consumer staples and energy sectors, underweightings in the communications and consumer cyclical sectors and favorable stock selection in the health care and energy sectors.

                           Beginning in the first quarter of 2003, the market became more focused on the situation in Iraq and seemed to be more understanding of companies which might lower earnings guidance or miss consensus estimates by a penny or two. This "free pass" was not in play during most of 2002 and so our overweight in consumer staples stocks like Diageo plc, The Estee Lauder Companies Inc. and Kellogg Company, where earnings are more stable and predictable, proved to be a good strategy.

                           Our overweight in energy helped performance. Oil prices have been volatile over the last year due to the current geopolitical situation and war in Iraq. Given long-term expectations for growing global demand, we believe the outlook for oil is still favorable and the same is true given the supply/demand picture for natural gas. We have specifically been overweight in oilfield services companies like Nabors Industries, which has added to relative returns and should do well as global risks recede and capital spending improves.

                           Communications stocks have fairly strong cyclical tendencies and, while a number of companies in the group have done a good job managing costs given the excess capacity that exists today, we believed an underweight position versus the benchmark was appropriate. Also included in this group are publishing and advertising companies, which have had to deal with a fairly significant slowdown. Stock selection was helped by Comcast Corporation, which completed its acquisition of the ATT Broadband business and has already seen substantial benefits from the transaction, which is resulting in stronger-than-expected cash flow.

                           We were similarly underweight in consumer cyclicals -- which includes automotive, lodging, restaurants and entertainment companies -- for much the same reasons and this benefited the portfolio.

                           Stock selection in health care was helped by a timely takeover offer for Pharmacia Corporation. We also did well in the medical devices group with Zimmer Holdings, Inc. which we sold for valuation purposes.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Two sector decisions detracted from the returns. The first was our underweight in finance. For the year, finance was on average almost 33% of the benchmark and a little more than 28% of our portfolio. While we see many good opportunities in the group and valuations on average are attractive, our disciplines and good sense suggest that under the circumstances, from a risk management standpoint, having more than one-third of the portfolio in one group would not be prudent.

                           Within the sector, we started shifting our exposure in the banking group more towards banks that would benefit from an improving credit environment. This means we had less of an emphasis on those banks that mostly benefit from a favorable spreads which is the difference between the interest rates at which they borrow compared to the interest rates at which they lend. In the last several months this approach has benefited the portfolio although for most of the year it did not. Also in financials, we had exposure to companies like Merrill Lynch & Co, Inc. and Morgan Stanley, which we believe, will benefit from an improving capital markets environment. These decisions caused stock selection in finance to be a negative contributor to performance.

                           The other sector decision that really detracted from returns was our overweight in technology where we see a number of companies that could benefit from a turn in the macroeconomic environment. As a result, many of our holdings also disappointed because they are positions that have yet to see any significant signs of fundamental improvement. Agilent Technologies, Inc., Agere Systems, Inc., Nokia Corporation, KLA-Tencor Corporation and PeopleSoft, Inc. fared poorly, but we believe the longer-term outlook is favorable and would want to own them at these valuation levels.

                           In consumer staples, Altria Group, Inc., the new name for the old Philip Morris Cos., saw improvement in market share on key cigarette brands. The company did a commendable job in a challenging year but underperformed primarily due to a recent adverse judgment in an Illinois case, which is requiring the company to post a multi-billion dollar bond.

                           Honeywell Inc. in the capital goods group lagged due to concerns about the commercial aircraft components business and the general turn in the macroeconomic environment. In technology, Electronic Data Systems Corporation and Micron Technology, Inc. both disappointed. Motorola, Inc. fared poorly due to a weaker than expected market for mobile handsets and semiconductors, causing stock selection in technology to be negative.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           The economic environment has been mixed and weak. We are on a slow growth plane with low inflation, which might normally be considered favorable. However, a soft job market and declining consumer confidence, concerns about consumer debt levels and how all this might impact consumer spending, are key components of the economy and equity markets concerns today.

                           We believe the U.S. economy should regain its momentum in the months after the Iraq war as many of the uncertainties that are holding back the consumer and businesses from spending are lifted. While some market strategists talk about the

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           portfolio you want to own in war time, we believe investors should be thinking more in terms of what they want to own going into the recovery.

                           President Bush has proposed a "jobs and growth" program, which includes a number of tax cuts designed to improve spending and investment. We believe some portion of the president's program is likely to be passed by Congress in the coming months and a further reduction in interest rates by the Federal Reserve Board is not out of the question. From a fundamental standpoint, while we see little in the way of an improvement in the business environment, we do see signs that the declines have leveled off in many areas. While this is surely an environment with more than enough risk for most investors, we believe the economy, business and the markets are poised for a rebound.

                           We continue to maintain a balance between defensive and more cyclically oriented issues but on the margin have taken advantage of what we believe are attractive valuations in the pro-cyclical groups. In financials, we continue to believe that corporate credit will improve in 2003 while consumer credit quality either moderates or declines. Recent data points have been supporting this thesis and we have positioned the portfolio to benefit from such a trend. We like the outlook for energy and think that the slowdown in capital spending in the last few years suggests a pent up demand for business investment spending which could bode well for a number of technology companies later this year.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

15.3%  Commercial banking
 7.5%  Integrated oil
 5.6%  Insurance
 4.6%  Broadcasting and cable
 4.1%  Telecommunications services
 3.8%  Investment services
 3.7%  Aerospace and defense
 3.5%  Paper and forest products
 3.5%  Oilfield services
 3.4%  Consumer credit and mortgages
45.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          4.5%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil Corporation                 4.2%
                                                                            -------------------------------------------------
                                                                              3  Wachovia Corporation                    3.0%
                                                                            -------------------------------------------------
                                                                              4  Comcast Corporation, Class A            2.5%
                                                                            -------------------------------------------------
                                                                              5  FleetBoston Financial Corporation       2.5%
                                                                            -------------------------------------------------
                                                                              6  Dominion Resources, Inc.                2.2%
                                                                            -------------------------------------------------
                                                                              7  Bowater Inc.                            2.0%
                                                                            -------------------------------------------------
                                                                              8  ENSCO International Inc.                1.9%
                                                                            -------------------------------------------------
                                                                              9  ConocoPhillips                          1.9%
                                                                            -------------------------------------------------
                                                                             10  Verizon Communications Inc.             1.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                             LIPPER LARGE-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1993                                             9425.00                    10000.00                    10000.00
1994                                                    10170.00                    10410.00                    10391.00
1995                                                    11058.00                    11479.00                    11561.00
1996                                                    14421.00                    15046.00                    15433.00
1997                                                    16988.00                    17652.00                    18222.00
1998                                                    23481.00                    24525.00                    26817.00
1999                                                    24412.00                    25254.00                    28168.00
2000                                                    24297.00                    26908.00                    29954.00
2001                                                    23741.00                    26921.00                    30035.00
2002                                                    25006.00                    27296.00                    31350.00
Mar. 31 2003                                            18212.00                    20324.00                    24206.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                             LIPPER LARGE-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1993                                            10000.00                    10000.00                    10000.00
1994                                                    10790.00                    10410.00                    10391.00
1995                                                    11733.00                    11479.00                    11561.00
1996                                                    15301.00                    15046.00                    15433.00
1997                                                    18025.00                    17652.00                    18222.00
1998                                                    24914.00                    24525.00                    26817.00
1999                                                    25901.00                    25254.00                    28168.00
2000                                                    25779.00                    26908.00                    29954.00
2001                                                    25189.00                    26921.00                    30035.00
2002                                                    26531.00                    27296.00                    31350.00
Mar. 31 2003                                            19323.00                    20324.00                    24206.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              6.81%      6.18%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's 500 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         9/19/89              12/6/89                    6/7/93                   6/17/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -26.95%       -27.17%      -31.37%      -27.72%      -31.26%      -27.72%      -28.43%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  -8.88%        -9.16%      -10.94%       -9.82%      -10.46%       -9.82%       -9.82%
5 YEARS                                  -4.69%        -4.96%       -6.08%       -5.67%       -5.88%       -5.61%       -5.61%
10 YEARS                                  7.08%         6.81%        6.18%           --           --        6.14%        6.14%
SINCE INCEPTION                           8.25%         8.14%        7.66%        6.17%        6.17%        6.89%        6.89%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital with
income as a secondary
consideration.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations MidCap Value Fund
Investor A Shares provided
shareholders with a total
return of -22.36%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The investment process focuses on stocks with attractive valuations based upon their price-to-earnings ratio, price-to-cash flow and other measures and seeks to achieve lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities. The Fund invests primarily in companies with market capitalizations in the $1 billion to $10 billion range.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets.

                           Despite all these issues, we do not see any fundamental flaws with the U.S. economy or capital markets. Economic signals have been understandably mixed and over the last year, consumer confidence has dropped significantly because of this and the weaker employment market. Some of the more economically sensitive sectors like consumer cyclicals, retailing, communications and technology have suffered more than others have but the declines have been broad based. Out of the 12 economic sectors we track, only consumer staples, energy, finance, health care and utilities stocks outperformed our benchmark, the Russell MidCap Value Index,*** albeit not by much. This has clearly been a challenging environment for business, consumers and investors.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell MidCap Value Index is an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           While value stocks once again generally outperformed growth stocks (as measured by the Russell Indexes), the relative performance advantage eroded over the last six months as technology and health care, the two most prominent sectors within the growth benchmarks, along with communications, have outperformed. Technology and communications both have strong cyclical components and what we have seen is more of a rebound in those stocks that have underperformed over the last several years, as opposed to a move driven by current or expected improvement in their fundamental outlook. We continue to favor companies with tangible earnings and attractive valuations. The Russell MidCap Value Index, the Fund's benchmark, returned -19.65%. By comparison, Nations MidCap Value Fund (Investor A Shares) returned -22.36%.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Relative to the benchmark, the Fund benefited from an overweight in the energy and consumer staples sectors and underweights in the communications and consumer cyclicals sectors. Favorable stock selection in the consumer staples and transportation areas also helped.

                           Oil prices have risen dramatically over the last year due to the current geopolitical situation and war in Iraq. Given long term expectations for growing global demand, we believe the outlook is still favorable and we feel the same is true given the supply/demand picture for natural gas. Our overweight here is a theme that has benefited the portfolio and one we believe can continue to work for some time. Within the group, we took what we describe as a "barbell" approach. We owned a healthy weighting in the larger integrated oil companies which are a big part of our benchmark and we also owned oilfield services companies like Nabors Industries and ENSCO International Incorporated which will benefit from an increase in drilling activity when global uncertainties start to recede.

                           Communications stocks have fairly strong cyclical tendencies and while a number of companies in the group have done a good job managing costs, given the excess capacity that exists today, we believed an underweight position versus the benchmark was appropriate. Also included in this group are publishing and advertising companies which have had to deal with a fairly significant slowdown. We were similarly underweight in consumer cyclicals which includes automotive, lodging, restaurants and entertainment companies for much the same reasons and this benefited the portfolio as well.

                           Beginning in the first quarter of 2003, the market became more focused on the situation in Iraq and seemed to be more understanding of companies who might lower earnings guidance or miss consensus estimates by a penny or two. This 'free pass' was not in play during most of 2002 and so our overweight in consumer staples stocks like Brown-Forman Corporation, Kellogg Company, McCormick & Company, Incorporated and Avon Products, Inc., where earnings are more stable and predictable, proved to be a good strategy.

                           Up until maybe five years ago, utilities would move together as a group. Now with the leveraging up of balance sheets to fund initiatives into unregulated businesses, many of which have done poorly; the spread between winners and losers in this

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           group is wide. Fortunately, stock selection here was quite strong with companies like NSTAR, FirstEnergy Corp. and PPL Corporation that handily outpaced returns for the average stock in their group.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Concern about balance sheets was also evident in the communications group, specifically the cable companies. We sold Cablevision Systems Corporation and Charter Communications, Inc. over these concerns but not before a certain amount of damage was done. Stock selection in communications was a negative.

                           An overweight in transportation and an underweight in finance were the sector decisions that hurt the portfolio the most. For the year, finance averaged almost 30% of the benchmark and was a little more than 23% of our portfolio. While we see many good opportunities, for instance in the insurance area, we have been underweight banks and thrifts because of valuations and expectations for slower growth.

                           In transportation, we are beginning to see a reduction in fuel costs which should help the earnings outlook for that sector. However, whether it is the airlines or the railroads, in our opinion some sort of top line improvement will be necessary for these stocks to do well.

                           Within finance, we started shifting our exposure in the banking group more towards banks that would benefit from an improving credit environment. This means we had less of an emphasis on those banks that mostly benefit from favorable spreads, which is the difference between the interest rates at which they borrow compared to the interest rates at which they lend. In the last several months this approach has benefited the portfolio although for most of the year it did not. Also in financials, we had exposure to companies like Waddell & Reed Financial, Inc. and A.G. Edwards, Inc., which we believe will benefit from an improving capital markets environment. These decisions caused stock selection in finance to be a negative contributor to performance.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           The economic environment has been mixed and weak. We are on a slow growth plane with low inflation, which might normally be considered favorable. However, a soft job market and declining consumer confidence, concerns about consumer debt levels and how all this might impact consumer spending, are key components of the economy and the equity markets concerns today.

                           We believe the U.S. economy should regain its momentum in the months after the Iraq war as many of the uncertainties that are holding back the consumer and businesses from spending are lifted. While some market strategists talk about the portfolio you want to own in war time, we believe investors should be thinking more in terms of what they want to own going into the recovery.

                           President Bush has proposed a "jobs and growth" program which includes a number of tax cuts designed to improve spending and investment. We believe some portions of the president's program are likely to be passed by Congress in the coming months and a further reduction in interest rates by the Federal Reserve Board is not out of the question. From a fundamental standpoint, while we see little in the way of an improvement in the business environment, we do see signs that the

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           declines have leveled off in many areas. While this is surely an environment with more than enough risk for most investors, we believe the economy, business and the markets are poised for a rebound.

                           We continue to maintain a balance between defensive and more cyclically oriented issues but on the margin have sought to take advantage of what we believe are attractive valuations in the pro-cyclical groups. In financials, we continue to believe that corporate credit will improve in 2003 while consumer credit quality either moderates or declines. Recent data points have been supporting this thesis and we have positioned the portfolio to benefit from such a trend. We like the outlook for energy and think that the slowdown in capital spending in the last few years suggests a pent up demand for business investment spending, which could bode well for a number of technology companies later this year.

NATIONS MIDCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 3.6%  Diversified electronics
 4.0%  Health services
 4.3%  Electric power - Non nuclear
 4.5%  Lodging and recreation
 4.6%  Electric power - Nuclear
 4.9%  Insurance
 5.2%  Integrated oil
 5.5%  Semiconductors
 6.0%  Real Estate Investment Trusts (REITs)
12.1%  Commercial banking
45.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Charter One Financial, Inc.             2.2%
                                                                            -------------------------------------------------
                                                                              2  Comerica Inc.                           2.1%
                                                                            -------------------------------------------------
                                                                              3  CSX Corporation                         2.0%
                                                                            -------------------------------------------------
                                                                              4  Compass Bancshares, Inc.                2.0%
                                                                            -------------------------------------------------
                                                                              5  Pitney Bowes Inc.                       1.9%
                                                                            -------------------------------------------------
                                                                              6  ACE Ltd.                                1.9%
                                                                            -------------------------------------------------
                                                                              7  Entergy Corporation                     1.8%
                                                                            -------------------------------------------------
                                                                              8  Sovereign Bancorp, Inc.                 1.8%
                                                                            -------------------------------------------------
                                                                              9  Tektronix, Inc.                         1.7%
                                                                            -------------------------------------------------
                                                                             10  Zions Bancorporation                    1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                           LIPPER MID-CAP CORE FUNDS
                                               NATIONS MIDCAP VALUE FUND            AVERAGE            RUSSELL MIDCAP VALUE INDEX
                                               -------------------------   -------------------------   --------------------------
Nov. 20|2001                                              9425                       10000                       10000
                                                          9987                       10482                       10415
                                                         10015                       10332                       10520
                                                         10034                       10192                       10691
Mar. 31|2002                                             10685                       10840                       11237
                                                          9983                        9733                       10712
                                                          8196                        8115                        8789
                                                          8664                        8544                        9411
Mar. 31|2003                                              8296                        8244                        9029

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                           LIPPER MID-CAP CORE FUNDS
                                               NATIONS MIDCAP VALUE FUND            AVERAGE            RUSSELL MIDCAP VALUE INDEX
                                               -------------------------   -------------------------   --------------------------
Nov. 20|2001                                             10000                       10000                       10000
                                                         10596                       10482                       10415
                                                         10626                       10332                       10520
                                                         10646                       10192                       10691
Mar. 31|2002                                             11337                       10840                       11237
                                                         10592                        9733                       10712
                                                          8696                        8115                        8789
                                                          9193                        8544                        9411
Mar. 31|2003                                              8802                        8244                        9029


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/20/01 through
      3/31/03)              -8.96%     -12.84%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Value Fund from the inception of the share class. Figures for the Russell MidCap Value Index, an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and forecasted growth values, include reinvestment of dividends. The stocks are also members of the Russell 1000 Value Index. Funds in the Lipper Mid-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the median market capitalization of the middle 1,000 securities of the S&P MidCap 400 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         11/20/01             11/20/01                  11/20/01                  11/20/01
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -22.27%       -22.36%      -26.83%      -22.93%      -26.77%      -22.89%      -23.66%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                          -8.73%        -8.96%      -12.84%       -9.59%      -12.25%       -9.58%       -9.58%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SMALLCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital by
investing in companies
believed to be
undervalued.

PERFORMANCE REVIEW
For the period from the
Fund's inception on May 1,
2002 through March 31,
2003, Nations SmallCap
Value Fund Investor A
Shares provided
shareholders with a
cumulative total return of
-22.75%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALLCAP VALUE FUND'S PERFORMANCE SINCE THE FUND'S INCEPTION THROUGH MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The investment process focuses on stocks with valuations the team believes are attractive based upon their price-to-earnings ratio, price-to-cash flow and other measures and seeks to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks with attractive valuations and good long-term growth prospects can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities. The Fund focuses on companies in the $200 million to $2 billion market capitalization range.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 11 MONTHS?

                           U.S. investors have sustained a series of significant political and economic blows in the period since the Fund's inception. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets.

                           Despite all these issues, we do not see any fundamental flaws with the U.S. economy or capital markets. Economic signals have been understandably mixed and over the last year, consumer confidence has dropped significantly because of this and the weaker employment market. Some of the more economically sensitive sectors like consumer cyclicals, retailing, communications and technology have suffered more than others have but the declines have been broad based. Out of the 12 economic sectors we track, only consumer staples, energy, finance, transportation and utilities stocks outperformed our benchmark, the

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR
                           STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           Russell 2000 Value Index***, albeit not by much. This has clearly been a challenging environment for business, consumers and investors.

                           While many value stocks continued to outperform growth stocks (as measured by the Russell Indexes), the relative performance advantage eroded over the last six months primarily due to a rebound in technology, which is the most prominent sector within the growth benchmarks. This move in technology and, to a lesser extent, in communications and transportation is, in our opinion, more a matter of groups that have underperformed over the last several years rebounding as opposed to a move driven by current or expected improvement in their fundamental outlook. We continue to favor companies with tangible earnings and which have, in our opinion, attractive valuations. Since the Fund's inception on May 1, 2002 through March 31, 2003, the Russell 2000 Value Index, the Fund's benchmark, returned -25.88% compared with Nations SmallCap Value Fund (Investor A Shares) which returned -22.75%, significantly outperforming the benchmark.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 11 MONTHS?&

                           Relative to the benchmark, the Fund benefited from an overweight in the consumer staples sector and underweights in both the basic industries and consumer cyclicals sectors. Positive stock selection across a number of sectors was the main contributor to the portfolio's performance.

                           In 2002, the market became more focused on companies with solid earnings prospects regardless of the macroeconomic difficulties. As a result, our overweight in consumer staples stocks like Del Monte Foods Company and Energizer Holdings, Inc., where earnings are more stable and predictable, proved to be a good strategy.

                           Oil prices have risen dramatically over the last year due to the current geopolitical situation and war in Iraq. Given long term expectations for growing global demand, we believe the outlook is still favorable and we feel the same is true given the supply/demand picture for natural gas. Within the group, our focus has been primarily on the oilfield services companies such as Grey Wolf, Inc. and Oil States International, Inc., which we believe will benefit from an increase in drilling activity when global uncertainties start to recede. These stocks have already contributed positively to performance.

                           In the basic industries sector, stock selection was helped by CLARCOR Inc., which handily beat earnings estimates in the most recent quarter. CLARCOR is a prototype small capitalization value company -- it is a diversified manufacturer in the unglamorous business of producing filtration and packaging products but produces steady earnings growth over time. Finance was a positive contributor to performance for the Fund due to strong stock selection. A number of our positions within the finance sector were actually up well over 10% in a group where the average stock price declined nearly 12%. Brookline Bancorp, Inc., First Community Bancorp, Flagstar Bancorp, Inc., Hancock Holding Company, Pacifica Capital

                           ***The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALLCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           Bancorp and The First American Corporation all added significantly to relative returns.

                           Our most dramatic results were in health care where our lack of exposure to biotechnology has hurt us somewhat recently but has helped significantly over the long term. With the average stock in the benchmark down nearly 34% over the period, having stocks in the portfolio like AMERIGROUP Corporation, Coventry Health Care, Inc., and VCA Antech, Inc. that were slightly up or only slightly down helped drive strong performance in the sector. Retailing was also a positive contributor with our stock selection leaning decidedly away from those companies that suffered through a disappointing Christmas season and more towards footwear which performed quite well.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Finance stocks contributed positively to performance; however, we were underweight in the sector as a whole. For the year, finance averaged just over 30% of the benchmark and was a little more than 22% of our portfolio. In particular we have been underweight in the regional banks and real estate investment trusts where valuations are a bit higher and our outlook is for slower revenue growth.

                           Stock selection in consumer cyclicals was a detractor to relative returns. Jack in the Box Inc. reported a disappointing quarter and weaker travel hurt results at Six Flags, Inc. The biggest challenge we had, though, was within the automotive group where component makers like Aftermarket Technology Corp., GenCorp Inc. and Tower Automotive, Inc. suffered along with the general downturn in auto sales.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           The economic environment has been mixed and weak. We are on a slow growth plane with low inflation which might normally be considered favorable. However, a soft job market and declining consumer confidence, concerns about consumer debt levels and how all this might impact consumer spending, are key concerns facing the economy and the equity markets.

                           We believe the U.S. economy could regain its momentum in the months after the Iraq war as many of the uncertainties that are holding back the consumer and businesses from spending are lifted. While some market strategists talk about the portfolio you want to own in war time, we believe investors should be thinking more in terms of what they want to own going into the recovery.

                           President Bush has proposed a "jobs and growth" program which includes a number of tax cuts designed to improve spending and investment. We believe some portion of the President's program is likely to be passed by Congress in the coming months and a further reduction in interest rates by the Federal Reserve Board is not out of the question. From a fundamental standpoint, while we see little in the way of an improvement in the business environment, we do see signs that the declines have leveled off in many areas. While this is surely an environment with more than enough risk for most investors, we believe the economy, business and the markets are poised for a rebound.

                           We continue to maintain a balance between defensive and more cyclically oriented issues, but on the margin we have sough to take advantage of attractive valuations in the pro-cyclical groups. In financials, we believe that corporate credit will

NATIONS SMALLCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           improve in 2003 while consumer credit quality either moderates or declines. Recent data points have been supporting this thesis and we have positioned the portfolio to benefit from such a trend. We like the outlook for energy and think that the slowdown in capital spending in the last few years suggests a pent up demand for business investment spending which could bode well for a number of technology companies later this year. Our approach here has been to also focus on those companies driven by government spending like MTC Technologies, Inc., Veridian Corporation and SRA International, Inc., where the market has been firmer.

NATIONS SMALLCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 2.7%  Aerospace and defense
 2.9%  Semiconductors
 3.0%  Diversified manufacturing
 3.2%  Commercial services
 4.4%  Chemicals - Specialty
 5.1%  Medical devices and supplies
 5.3%  Specialty stores
 6.5%  Real Estate Investment Trusts (REITs)
 7.7%  Commercial banking
 7.7%  Insurance
51.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Biotech HOLDRs Trust                    1.4%
                                                                            -------------------------------------------------
                                                                              2  Western Digital Corporation             1.2%
                                                                            -------------------------------------------------
                                                                              3  Platinum Underwriters Holdings, Ltd.    1.2%
                                                                            -------------------------------------------------
                                                                              4  SL Green Realty Corporation             1.1%
                                                                            -------------------------------------------------
                                                                              5  Coventry Health Care, Inc.              1.1%
                                                                            -------------------------------------------------
                                                                              6  Ruby Tuesday, Inc.                      1.1%
                                                                            -------------------------------------------------
                                                                              7  Cooper Companies, Inc.                  1.1%
                                                                            -------------------------------------------------
                                                                              8  ESCO Technologies Inc.                  1.1%
                                                                            -------------------------------------------------
                                                                              9  WPS Resources Corporation               1.0%
                                                                            -------------------------------------------------
                                                                             10  Prentiss Properties Trust               1.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE                                   LIPPER SMALL-CAP CORE
                                                          FUND              RUSSELL 2000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------      ---------------------
May 1 2002                                                9425                        10000                       10000
5/31/2002                                                 9152                         9669                        9644
6/30/2002                                                 8992                         9455                        9137
7/31/2002                                                 7908                         8050                        7888
8/31/2002                                                 7889                         8015                        7913
9/30/2002                                                 7428                         7443                        7364
10/31/2002                                                7701                         7554                        7564
11/30/2002                                                8030                         8157                        8081
12/31/2002                                                7772                         7809                        7732
Mar. 31 2003                                              7281                         7412                        7356

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE                                   LIPPER SMALL-CAP CORE
                                                          FUND              RUSSELL 2000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------      ---------------------
May 1 2002                                                10000                       10000                       10000
5/31/2002                                                  9710                        9669                        9644
6/30/2002                                                  9540                        9455                        9137
7/31/2002                                                  8390                        8050                        7888
8/31/2002                                                  8370                        8015                        7913
9/30/2002                                                  7881                        7443                        7364
10/31/2002                                                 8171                        7554                        7564
11/30/2002                                                 8520                        8157                        8081
12/31/2002                                                 8246                        7809                        7732
Mar. 31 2003                                               7725                        7412                        7356


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**      MOP*
     (5/1/02 through
      3/31/03)              -22.75%    -27.19%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Value Fund from the inception of the share class. Figures for the Russell 2000 Value Index, an unmanaged index comprised of securities in the Russell 2000 Index, measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates, include reinvestment of dividends. Funds in the Lipper Small-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalization less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                          5/1/02               5/1/02                    5/1/02                    5/1/02
------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                         -22.50%       -22.75%      -27.19%      -23.20%      -27.04%      -23.29%      -24.06%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MARSICO GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO MANAGEMENT
Thomas F. Marsico and
James A. Hillary are
co-Portfolio Managers of
Nations Marsico Growth
Fund. Mr. Marsico is also
Chief Executive Officer of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.**

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Marsico Growth
Fund Investor A Shares
provided shareholders with
a total return of
-19.43%.***
                           IN THE FOLLOWING INTERVIEW, MR. MARSICO AND MR. HILLARY SHARE THEIR VIEWS ON NATIONS MARSICO GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND THEIR OUTLOOK FOR THE FUTURE.

                            EFFECTIVE MAY 10, 2002, THE FUND CHANGED ITS NAME AND INVESTMENT OBJECTIVE, ELIMINATING THE SLIGHT EMPHASIS ON INCOME. THE INVESTMENT PHILOSOPHY AND INVESTMENT APPROACH ARE UNCHANGED.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico Growth Fund seeks long-term growth of capital. The Fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the Fund holds 30 to 50 securities allocated across a variety of economic sectors and industries. The investment process blends "top-down" macroeconomic analysis with "bottom-up" stock selection. Specific "macro" factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving "fundamentals" (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three "types" of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

                           In general terms, the past year has been exceedingly difficult for equity investors. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)& , which we consider to be a good proxy for the performance of large capitalization U.S. stocks, had a total return of -24.75% for the 12-month period ending March 31, 2003. Stock market losses were widespread; of the 10 economic sectors included in the S&P 500 Index, seven registered declines of 20% or more over the course of the year, including information technology and telecommunications

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **On February 1, 2003, Mr. Hillary joined Mr. Marsico as co-portfolio manager of the Fund. Prior to that time, Mr. Marsico was the sole portfolio manager.

                           ***The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           INVESTING IN THESE SECURITIES MAY INVOLVE ADDITIONAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 48

NATIONS MARSICO GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           services, both of which posted losses of about 33%. U.S. economic activity was far from robust over the reporting period, hobbled by a combination of disappointing corporate earnings, diminished capital spending, a seemingly endless number of accounting and corporate governance-related scandals, and escalated geopolitical concerns. These factors seemed to more than offset some of the more favorable economic factors, including low interest rates, quiescent inflation, continued productivity gains, inventory corrections, and monetary/fiscal stimulus.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED?

                           For the 12-month period ending March 31, 2003, Nations Marsico Growth Fund (Investor A Shares) had a total return of -19.43%. This return compared favorably to the S&P 500 Index, which had a total return of -24.75%.

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Overall, our view is that the factors cited above -- earnings shortfalls, reduced capital spending activity, corporate accounting scandals, geopolitics -- all exerted a major influence on general equity market performance, as well as our Funds, last year. In our view, geopolitical concerns have dominated the investment landscape over the past three to six months. Earlier in the reporting period, corporate accounting problems and earnings disappointments were more prevalent factors impacting stock prices.

                           WHAT COMPANIES AND SECTORS WERE FAVORABLE TO FUND PERFORMANCE?&&

                           For the 12-month period ending March 31, 2003, there were several primary factors contributing to the Fund's outperformance as compared to the S&P 500
                           Index:

                           The Fund benefited from an overweighted posture in the health care equipment and services industry, with UnitedHealth Group Inc. being a particularly strong individual company performer.

                           The Fund's performance was positively impacted by maintaining a generally underweighted (as compared to the S&P 500 Index) posture in information technology. From an industry standpoint, the Fund's relatively modest allocation to hardware and equipment companies was a significant source of added value for the reporting period. Stock selection also helped performance, highlighted by the Fund's investment in Qualcomm Inc. The Fund's underweight position in telecommunications was also a positive for performance.

                           In the financial services sector, the Fund's position in SLM Corporation was a notably strong performer over the reporting period.

                           The Fund benefited from stock selection in the industrials sector, most notably Ryanair Holdings plc.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO PERFORMANCE AND WHICH DECISIONS HINDERED PERFORMANCE?

                           As might be discerned from the response to the preceding question, the decisions to be "less aggressive" in sectors such as information technology and telecommunications services positively impacted the Fund's performance over much of the 12 months ended March 31, 2003. In addition, investment results were

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           helped by investments in industrials, health care equipment/services, and select financial services positions.

                           The primary detriments to performance over the past 12 months were our underweighted postures in industries such as banking and household/personal products, which were relatively good performers. The Fund's media-related positions, in aggregate, had a negative impact on performance. Omnicom Group declined by more than 30% during the period while it was held in the Fund. This decline offset gains by other media holdings such as Clear Channel Communications. Our stock selection in lodging companies -- notably Four Seasons Hotels -- also detracted from performance.

                           In addition, certain software and services companies struggled during the reporting period. These included Cisco Systems, Inc. and Intuit Inc. Retailer Tiffany & Co. was among the worst performing positions in the Fund, declining nearly 30% in the 12-month period.

                           WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

                           The near-term, i.e., the next 30-120 days, is likely to be an extremely difficult period in terms of forecasting stock prices. The corporate profit environment continues, on balance, to be very tough. Relatively few companies offer a high degree of "earnings visibility" and many have abandoned providing earnings guidance altogether. This is largely attributable, in our view, to the high level of uncertainty regarding the war in Iraq and its dampening impact on worldwide economic activity. Areas of continued uncertainty include the human, economic, and financial costs associated with the war. Until there is more clear evidence pointing to a political resolution in Iraq, we think equity markets -- as they have for much of the past several months -- will likely continue to be influenced in significant part by war-related news. In addition, while news about Iraq presently dominates the headlines, there are other serious geopolitical issues to be concerned about, including North Korea and the Middle East. Finally, we think it would be unwise to overlook or discount the potentially negative psychological impact on the capital markets if another major terrorist attack took place on U.S. soil.

                           In terms of our market outlook, we have attempted to balance sensitivity to the near-term risks outlined above with a more positive longer-term perspective that incorporates what we consider to be a variety of favorable economic and financial factors. At bottom, we believe that military and political success in Iraq may be achievable. Renewed U.S. diplomacy and leadership in North Korea and the Middle East needs to occur; we believe it will. In addition, we would look for more constructive, cooperative dialogue in the United Nations. These developments, we think, should serve to help remove a good part of the serious overhang of uncertainty that has plagued the stock market for an extended period of time. We believe that this may serve as a major catalyst for improved economic activity, including more vigorous corporate capital spending, better labor markets, and stronger consumer confidence. We believe there is a substantial amount of monetary and fiscal stimulus that is already either "built in" to the economy (e.g., low interest rates, constrained inflation, reduced income taxes) or under serious legislative consideration (e.g., curtailment or elimination of dividend taxation, further income tax reductions). These types of factors have the potential to, at some point, positively impact economic growth. Declining oil prices, which probably are predicated on resolution of the Iraq situation, would likely have a powerful and positive "stimulus" impact that would be rapidly felt throughout the economy.

NATIONS MARSICO GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           In addition, aggregate equity market valuations generally appear reasonable to us, with certain sectors and industries offering quite compelling valuation profiles.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THEM?

                           In general terms, the Fund's economic sector allocations as of March 31, 2003 favored consumer discretionary, health care, and financial services. We think these types of areas offer a degree of "assured demand" for their services or products that may be relatively independent of geopolitical concerns or economic slow-downs. Within these sectors, there generally is some industry-specific focus. As examples, our consumer discretionary holdings include substantial investments in retailing and media companies. Health care positions favor equipment and services companies, as well as select pharmaceutical and biotechnology companies. In recent months we have been gradually shifting the Fund's aggregate holdings to "tilt" it more toward economically sensitive areas. Again, this is based on our longer-term view that the economy may improve. While we remain cautious towards the overall technology sector, we have selectively increased our weighting in certain software and hardware/equipment companies during the past several months. As of March 31, 2003, the Fund had no investments in several sectors, including energy and materials.

NATIONS MARSICO GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 3.7%  Lodging and recreation
 3.7%  Household products
 4.4%  Telecommunications services
 4.5%  Networking and telecommunications equipment
 5.2%  Broadcasting and cable
 5.5%  Finance - Miscellaneous
 5.6%  Specialty stores
 6.1%  Software
 7.3%  Pharmaceuticals
10.8%  Health services
43.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group Inc.                 5.7%
                                                                            -------------------------------------------------
                                                                              2  SLM Corporation                         5.5%
                                                                            -------------------------------------------------
                                                                              3  Procter & Gamble Company                3.7%
                                                                            -------------------------------------------------
                                                                              4  Amgen Inc.                              3.6%
                                                                            -------------------------------------------------
                                                                              5  Nextel Communications, Inc., Class A    3.5%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          3.4%
                                                                            -------------------------------------------------
                                                                              7  General Electric Company                3.3%
                                                                            -------------------------------------------------
                                                                              8  Lowe's Companies, Inc.                  2.9%
                                                                            -------------------------------------------------
                                                                              9  Viacom Inc., Class B                    2.9%
                                                                            -------------------------------------------------
                                                                             10  Dell Computer Corporation               2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN GRAPH]

                                                 NATIONS MARISCO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
6/98                                                      12330                       12011                       11771
12/98                                                     13065                       13359                       12858
6/99                                                      14899                       15053                       14451
12/99                                                     19874                       18491                       15564
6/00                                                      18613                       19093                       15498
12/00                                                     16800                       15714                       14148
6/01                                                      14701                       13181                       13202
12/01                                                     13480                       12022                       12468
6/02                                                      13451                        9776                       10828
12/02                                                     11419                        8624                        9713
Mar. 31 2003                                              11736                        8528                        9407

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN GRAPH]

                                                 NATIONS MARISCO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
6/98                                                      13082                       12011                       11771
12/98                                                     13862                       13359                       12858
6/99                                                      15808                       15053                       14451
12/99                                                     21086                       18491                       15564
6/00                                                      19749                       19093                       15498
12/00                                                     17825                       15714                       14148
6/01                                                      15598                       13181                       13202
12/01                                                     14302                       12022                       12468
6/02                                                      14272                        9776                       10828
12/02                                                     12116                        8624                        9713
Mar. 31 2003                                              12452                        8528                        9407


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/03)              3.54%      2.38%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                      PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                      NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                        12/31/97             12/31/97                  12/31/97                  12/31/97
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -19.20%       -19.43%      -24.07%      -20.01%      -24.01%      -20.06%      -20.86%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                -17.69%       -17.91%      -19.51%      -18.52%      -19.33%      -18.52%      -18.52%
5 YEARS                                  0.11%        -0.04%       -1.21%       -0.77%       -1.17%       -0.76%       -0.76%
SINCE INCEPTION                          3.69%         3.54%        2.38%        2.82%        2.65%        2.84%        2.84%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Strategic Growth
Fund Investor A Shares
provided shareholders with
a total return of
-28.61%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Strategic Growth Fund is managed using a long-term capital growth strategy with a focus on maximizing after-tax returns. Our intent is to hold a blend of large capitalization "growth" and "value" stocks. Typically, securities are purchased for the Fund with a two- to four-year time horizon in mind. We "build" the Fund by utilizing an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes (e.g., the aging of the U.S. population, globalization and innovation). We then combine fundamental and quantitative research analysis to select companies that we believe have long term sustainable competitive advantages. The Fund typically invests in companies that are recognized leaders, have strong track records and are in sound financial condition. Through our "top down" framework and "bottom-up" stock selection, we create a portfolio of 60 to 80 securities in which we attempt to carefully control and monitor risk through diversification and quantitative techniques. One of the techniques that monitors risk utilizes a "tracking error" method. This approach measures over time the volatility of the Fund's performance and seeks a variation of no more than 500 basis points (5.00%) between the Fund's return and that of its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).*** In addition, we employ customized risk measurement tools which seek to ensure that we understand the risks taken in the portfolio and that we are taking risks for which we will be rewarded.

                           WHAT WAS THE MARKET ENVIRONMENT OVER THE REPORTING PERIOD?

                           The past 12 months was a difficult investment period for the stock market with the S&P 500 Index and the Russell 1000 Index& dropping 24.75% and 24.51%, respectively. Regulators stepped up their efforts during the year to expose unethical and illegal business practices. But, investors lost confidence in the financial markets as revelations of fraudulent accounting practices mounted and a handful of well-known companies fell into bankruptcy. The uncertain economic environment, the threat of terrorism and the prospect of war with Iraq also weighed on the nation.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Russell 1000 is a subset of the Russell 3000 Index, measuring the performance of the 1,000 largest companies in the Russell 3000 Index. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 54

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           As a result, investor risk tolerance plummeted and investors determined that the price paid for future earnings growth demanded a much lower premium. This is borne out by the fact that the price-to-earnings ratio on the S&P 500 Index declined from roughly 21 times to 17 times during the 12-month period. Volatility was also very high, with the stock market producing two periods of 20% or greater gains and two periods of 20% or greater losses. In addition, the onset of the war in Iraq resulted in a 12% gain during mid-March 2003.

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The recession of 2001 gave way to modest and fluctuating economic growth over the past 12 months. Although quarterly Gross Domestic Product has remained positive during this time, it has fluctuated wildly from quarter to quarter, indicating no trend of a "true" recovery in place. The production of goods and services decelerated in the second quarter of 2002 but rebounded in the third quarter. This pattern reappeared on a smaller scale in the second half of the 12-month period. Lackluster holiday sales restrained growth in the fourth quarter of 2002, while war-related fears caused economic weakness in the first quarter of 2003.

                           Interest rates dropped substantially during the 12-month period leading to a mortgage refinancing boom that supported consumer spending. In addition, continued low inflation, retailer discounting, and generous auto incentives prompted consumers to continue spending. However, due to uncertainty over the potential military conflict in Iraq as well as continued weak employment levels, consumer spending began to slow in the first quarter of 2003. War fears also led to lessened corporate activity, including capital expenditures and hiring. As a result, what appeared to be an economy on the mend deteriorated during the first quarter of 2003.

                           The swings in economic performance further eroded investor sentiment and led to additional stock market volatility. While most investors believe the recession ended in 2001, the economic performance of the past 12 months has hardly been indicative of a typical recovery. As a result, the stock market has continued to trade in a volatile and often unpredictable fashion.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           As mentioned above, the stock market over the past 12 months has been very volatile. As a Fund with a long-term focus on high quality stocks, we suffered in a market that effectively produced two bull markets (gains in excess of 20%) and two bear markets (declines in excess of 20%). For the 12 months ended March 31, 2003, Nations Strategic Growth Fund (Investor A Shares) returned -28.61% vs. -24.75% for the benchmark S&P 500 Index. One of the most damaging periods for the Fund was during October and November of 2002, when the market rallied 20%. This rally was largely led by lower quality companies with suspect earnings prospects. Because the Fund focuses on high quality companies with strong earnings prospects, we lagged the benchmark during this rally.

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHICH SECTORS AND COMPANIES PROVED FAVORABLE FOR FUND PERFORMANCE AND WHICH PROVED UNFAVORABLE FOR FUND PERFORMANCE?&&

                           The three sectors that were most positive to Fund performance were basic industry, consumer staples and utilities. As investor risk aversion increased during the year, many investors gravitated toward "defensive" stocks with a history of reliable earnings. Securities such as 3M Company, Colgate-Palmolive Company, Procter & Gamble Co., Inc. and Southern Company all contributed positively to the Fund's performance. In addition, stocks in other sectors likewise benefited from this rotation into companies with reliable earnings. Such companies owned by the Fund include SLM Corporation, UnitedHealth Group Incorporated, and AFLAC Incorporated. Finally, a variety of economically sensitive stocks performed well during market rallies over the past 12 months. As a result, the Fund benefited from owning Electronic Arts, Inc., Amgen Inc. and Maxim Integrated Products, Inc.

                           Sectors that proved detrimental to performance include finance, technology, and communications. The Wall Street research scandals had a very negative effect on capital markets firms such as Citigroup Inc. and Merrill Lynch & Co, Inc., while the continued weakness in the telecommunications industry drove down earnings for SBC Communications Inc. AOL Time Warner Inc. struggled with its online business, and ultimately had to write-off almost $100 billion related to its acquisition of Time Warner. Technology stocks continued to flounder, still deflating from the bubble era as Cisco Systems, Inc. and Intel Corporation both traded sharply lower. Finally, one of the single largest contributors to negative performance for the Fund was the decline of The Home Depot, Inc. as the company lost its reputation as "a rapid grower".

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

                           We believe investor sentiment, which has been poor for much of the past three years, will begin to improve following the culmination of the Iraq war and the expected U.S. victory. The uncertainty caused by the process leading up to the war has largely been removed; the only thing yet to be known is the timing of the eventual end of the war. Although inactivity on the part of corporations and consumers alike led to weak economic growth during the first quarter of 2003, we believe that pent up demand on the part of both groups will lead to improved economic growth, lower unemployment, and higher corporate earnings over the next 12 months. We believe tame inflation, fiscal and monetary stimulus, auto and retailer discounting and continued low mortgage rates should also prove beneficial to economic growth in the near term. Although we expect the markets to remain volatile, we believe the 3-year trend of negative performance will end in 2003.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In accordance with our belief that investor sentiment and economic growth will improve, we believe that economically sensitive and so-called "high beta" stocks will perform well over the next 12 months. The best performing stocks over the past two years have been "defensive" stocks in industries such as consumer products, managed care, and regional banking. However, over the coming 12 months, we expect more economically sensitive stocks in industries such as

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 56

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           semiconductors, computer software and hardware, media/broadcasting, and retailing to lead the pack. As a result, we are selectively adding high quality stocks in these industries to the portfolio, while we look to reduce, on strength, holdings in the more defensive industries mentioned above. As a result of the markets severe downdraft over the past few years, many economically sensitive companies now trade at what we believe are attractive valuations, even relative to their reduced growth prospects.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 4.2%  Diversified manufacturing
 4.2%  Semiconductors
 4.6%  Commercial banking
 5.1%  Medical devices and supplies
 5.5%  Broadcasting and cable
 5.5%  Department and discount stores
 6.5%  Integrated oil
 7.1%  Insurance
 8.6%  Pharmaceuticals
 8.9%  Software
39.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   4.7%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                3.5%
                                                                            -------------------------------------------------
                                                                              3  Wal-Mart Stores, Inc.                   3.1%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       2.9%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.8%
                                                                            -------------------------------------------------
                                                                              6  Johnson & Johnson                       2.6%
                                                                            -------------------------------------------------
                                                                              7  Exxon Mobil Corporation                 2.4%
                                                                            -------------------------------------------------
                                                                              8  XL Capital Ltd., Class A                2.4%
                                                                            -------------------------------------------------
                                                                              9  Electronic Arts Inc.                    2.3%
                                                                            -------------------------------------------------
                                                                             10  Comcast Corporation, Class A            2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH     LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                ------------------------     -----------------------      ---------------------
Oct. 2 1998                                              9425.00                    10000.00                    10000.00
                                                        11935.00                    10710.00                    12130.00
1999                                                    13488.00                    11872.00                    13633.00
                                                        15522.00                    12768.00                    14683.00
                                                        15662.00                    12837.00                    15015.00
                                                        13574.00                    11882.00                    13707.00
2001                                                    12597.00                    10898.00                    12790.00
                                                        11888.00                    10247.00                    12079.00
                                                         9936.00                     8808.00                    10490.00
                                                         8599.00                     7816.00                     9410.00
Mar. 31 2003                                             8426.00                     7565.00                     9113.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH     LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                ------------------------     -----------------------      ---------------------
Oct. 2 1998                                             10000.00                    10000.00                    10000.00
                                                        12663.00                    10710.00                    12130.00
1999                                                    14311.00                    11872.00                    13633.00
                                                        16469.00                    12768.00                    14683.00
                                                        16618.00                    12837.00                    15015.00
                                                        14402.00                    11882.00                    13707.00
2001                                                    13366.00                    10898.00                    12790.00
                                                        12613.00                    10247.00                    12079.00
                                                        10542.00                     8808.00                    10490.00
                                                         9124.00                     7816.00                     9410.00
Mar. 31 2003                                             8940.00                     7565.00                     9113.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/98 through
      3/31/03)              -2.46%     -3.74%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Growth Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Investor A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                      PRIMARY A          INVESTOR A+               INVESTOR B+               INVESTOR C+
                                                      NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/2/98               8/2/99                    8/2/99                    8/2/99
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -28.55%       -28.61%      -32.71%      -29.23%      -32.76%      -29.30%      -30.01%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                -19.59%       -19.64%      -21.22%      -20.30%      -21.10%      -20.32%      -20.32%
SINCE INCEPTION                         -2.36%        -2.46%       -3.74%       -3.08%       -3.51%       -3.08%       -3.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 or shareholder servicing fees. If Investor A, Investor B and Investor C Shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

NATIONS CAPITAL GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies that are
believed to have superior
earnings growth potential.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Capital Growth
Fund Investor A Shares
provided shareholders with
a total return of
-28.24%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CAPITAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Capital Growth Fund employs a long-term, large-capitalization growth strategy. Typically, securities are held in the Fund for a two- to four-year time horizon. We "build" the Fund by employing an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes (e.g., the aging of the U.S. population, globalization and innovation). We then combine fundamental and quantitative research analysis to select high-growth companies that we believe will grow faster and/or longer than consensus expectations. The Fund typically invests in companies that are recognized leaders, have strong track records and possess key competitive advantages. Through our "top down" framework and "bottom-up" stock selection, we create a portfolio of 40 to 70 securities in which we attempt to carefully control and monitor risk through diversification and quantitative techniques.

                           WHAT WAS THE MARKET ENVIRONMENT OVER THE REPORTING PERIOD?

                           The past 12 months was a difficult investment period for the stock market with the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index dropping 24.75 % and 26.76%, respectively.*** Regulators stepped up their efforts during the year to expose unethical and illegal business practices. But, investors lost confidence in the financial markets as revelations of fraudulent accounting practices mounted and a handful of well-known companies fell into bankruptcy. The uncertain economic environment, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation. As a result, investor risk tolerance plummeted and investors determined that the price paid for future earnings growth demanded a much lower premium. This is borne out by the fact that the price-to-earnings ratio on the S&P 500 Index declined from roughly 21 times to 17 times during the 12-month period. Volatility was also very high, with the stock market producing two periods of 20% or greater gains and two periods of 20% or greater losses. In addition, the onset of the war in Iraq resulted in a 12% gain during mid-March 2003.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Bank of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 60

NATIONS CAPITAL GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The recession of 2001 gave way to modest and fluctuating economic growth over the past 12 months. Although quarterly Gross Domestic Product has remained positive during this time, it has fluctuated wildly from quarter to quarter, indicating no trend of a "true" recovery in place. The production of goods and services decelerated in the second quarter of 2002 but rebounded in the third quarter. This pattern reappeared on a smaller scale in the second half of the 12-month period. Lackluster holiday sales restrained growth in the fourth quarter of 2002, while war-related fears caused economic weakness in the first quarter of 2003.

                           Interest rates dropped substantially during the 12-month period leading to a mortgage refinancing boom that supported consumer spending. In addition, continued low inflation, retailer discounting and generous auto incentives prompted consumers to continue spending. However, due to uncertainty over the potential military conflict in Iraq as well as continued weak employment levels, consumer spending began to slow in the first quarter of 2003. War fears also led to lessened corporate activity, including capital expenditures and hiring. As a result, what appeared to be an economy on the mend deteriorated during the first quarter of 2003.

                           The swings in economic performance further eroded investor sentiment and led to additional stock market volatility. While most investors believe the recession ended in 2001, the economic performance of the past 12 months has hardly been indicative of a typical recovery. As a result, the stock market has continued to trade in a volatile and often unpredictable fashion.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           As mentioned above, the stock market over the past 12 months has been very volatile. As a Fund with a long-term focus on high quality stocks, we suffered in a market that effectively produced two bull markets (gains in excess of 20%) and two bear markets (declines in excess of 20%). For the 12 months ended March 31, 2003, Nations Capital Growth Fund (Investor A Shares) returned -28.24% vs. -26.76% for the benchmark Russell 1000 Growth Index. One of the most damaging periods for the Fund was during October and November of 2002, when the market rallied 20%. This rally was largely led by lower quality companies with suspect earnings prospects. Because the Fund focuses on high quality companies with strong earnings prospects, we lagged our benchmark during this rally.

                           WHICH SECTORS AND COMPANIES PROVED FAVORABLE FOR FUND PERFORMANCE&

                           Nations Capital Growth Fund benefited from its exposure to the finance and capital goods sectors. Despite a falling stock market, SLM Corporation, a provider of student loan financing, appreciated 14.5% over the 12-month period as investors gravitated to its consistent and visible earnings growth. AFLAC Incorporated, an insurance company, appreciated 9.5%, as its Japanese business has shown strong growth. Within capital goods, Lockheed Martin Corporation, a provider of aerospace and defense systems, was a standout as investors anticipated greater government spending on defense.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS CAPITAL GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           In addition, as investor risk aversion increased during the year, investors gravitated toward "defensive" stocks with a history of reliable earnings. Securities such as Anheuser-Busch Companies, Inc., Colgate Palmolive, and Procter & Gamble Co., Inc. all contributed positively to the Fund's performance.

                           WHAT PARTICULAR SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The biggest beneficiaries during the October and November market rallies were many stocks that had significantly underperformed the market for much of the year. These companies had been out of favor because of their recent profit declines and the risks to their potential future profitability. Instead of trying to buy exposure to these stocks, we stayed committed to companies that had done a better job posting profits in 2002's modest and fluctuating economy, and that we thought would continue to do well for the foreseeable future. We believe this positioning was consistent with the Fund's mandate to invest in high-quality large companies that are growing and, based on our research, appear likely to continue growing.

                           In addition, there were several health care companies that detracted from performance. Tenet Healthcare Corporation, an operator of hospitals, dropped sharply in late October after reporting unusual billing practices. We had started selling Tenet in mid-October and completed the sale in November. Also, Baxter International, Inc. lagged for the year as earnings expectations dropped due to increased competition in their plasma business.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

                           We believe investor sentiment, which has been poor for much of the past three years, will begin to improve following the culmination of the Iraq war and the expected U.S. victory. The uncertainty caused by the process leading up to the war has largely been removed; the only thing yet to be known is the timing of the eventual end of the war. Although inactivity on the part of corporations and consumers alike led to weak economic growth during the first quarter of 2003, we believe that pent up demand on the part of both groups will lead to improved economic growth, lower unemployment, and higher corporate earnings over the next 12 months. We believe tame inflation, fiscal and monetary stimulus, auto and retailer discounting, and continued low mortgage rates should also prove beneficial to economic growth in the near term. Although we expect the markets to remain volatile, we believe the 3-year trend of negative performance will end in 2003.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In accordance with our belief that investor sentiment and economic growth will improve, we believe that economically sensitive and so-called "high beta" stocks will perform well over the next 12 months. The best performing stocks over the past two years have been "defensive" stocks in industries such as consumer products, managed care, and regional banking. However, over the coming 12 months, we expect more economically sensitive stocks in industries such as semiconductors, computer software and hardware, media/broadcasting and retailing to lead the pack. As a result, we are selectively adding high quality stocks in these industries to the portfolio, while we look to reduce, on strength, holdings in the more defensive industries mentioned above. As a result of the markets severe downdraft over the past few years, many economically sensitive companies now trade at what we believe are attractive valuations, even relative to their reduced growth prospects.

NATIONS CAPITAL GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

14.1%  Pharmaceuticals
 8.7%  Medical devices and supplies
 7.5%  Software
 6.5%  Department and discount stores
 6.4%  Diversified manufacturing
 5.1%  Health services
 4.6%  Broadcasting and cable
 4.5%  Beverages
 4.1%  Networking and telecommunications equipment
 4.0%  Computers and office equipment
34.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                5.6%
                                                                            -------------------------------------------------
                                                                              2  Pfizer Inc.                             4.6%
                                                                            -------------------------------------------------
                                                                              3  Microsoft Corporation                   4.3%
                                                                            -------------------------------------------------
                                                                              4  Johnson & Johnson                       4.1%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores, Inc.                   3.5%
                                                                            -------------------------------------------------
                                                                              6  Cisco Systems, Inc.                     3.4%
                                                                            -------------------------------------------------
                                                                              7  Intel Corporation                       2.9%
                                                                            -------------------------------------------------
                                                                              8  UnitedHealth Group Inc.                 2.6%
                                                                            -------------------------------------------------
                                                                              9  Fannie Mae                              2.5%
                                                                            -------------------------------------------------
                                                                             10  Kohl's Corporation                      2.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CAPITAL GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS CAPITAL GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE         RUSSELL 1000 GROWTH INDEX
                                                 ----------------------      -----------------------    -------------------------
Mar. 31 1993                                             9425.00                    10000.00                    10000.00
1994                                                     9661.00                    10405.00                     9918.00
                                                        10427.00                    11397.00                    11662.00
1996                                                    13164.00                    14810.00                    15390.00
                                                        14688.00                    16624.00                    18080.00
1998                                                    22595.00                    24459.00                    27022.00
                                                        25916.00                    30782.00                    34618.00
2000                                                    33538.00                    42796.00                    46430.00
                                                        23171.00                    26842.00                    26595.00
2002                                                    22333.00                    25287.00                    26063.00
Mar. 31 2003                                            16026.00                    18447.00                    19089.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS CAPITAL GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE         RUSSELL 1000 GROWTH INDEX
                                                 ----------------------      -----------------------    -------------------------
Mar. 31 1993                                            10000.00                    10000.00                    10000.00
1994                                                    10250.00                    10405.00                     9918.00
                                                        11063.00                    11397.00                    11662.00
1996                                                    13967.00                    14810.00                    15390.00
                                                        15584.00                    16624.00                    18080.00
1998                                                    23973.00                    24459.00                    27022.00
                                                        27497.00                    30782.00                    34618.00
2000                                                    35584.00                    42796.00                    46430.00
                                                        24585.00                    26842.00                    26595.00
2002                                                    23695.00                    25287.00                    26063.00
Mar. 31 2003                                            17004.00                    18447.00                    19089.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              5.45%     4.83%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Capital Growth Fund over the last 10 years. Figures for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                         PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                         NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                           9/30/92              10/2/92                    6/7/93                   10/2/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        -28.17%       -28.24%      -32.39%      -28.84%      -32.40%      -28.79%      -29.51%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   -21.63%       -21.82%      -23.35%      -22.41%      -23.02%      -22.38%      -22.38%
5 YEARS                                    -6.38%        -6.64%       -7.74%       -7.34%      -7.55%        -7.33%       -7.33%
10 YEARS                                    5.70%         5.45%        4.83%           --          --         4.75%        4.75%
SINCE INCEPTION                             6.37%         6.12%        5.52%        5.12%       5.12%         5.40%        5.40%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO MANAGEMENT
Thomas F. Marsico and
James A. Hillary are
co-Portfolio Managers of
Nations Marsico Focused
Equities Fund. Mr. Marsico
is also Chief Executive
Officer of Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.**

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Marsico Focused
Equities Fund Investor A
Shares provided
shareholders with a total
return of -19.47%.***
                           IN THE FOLLOWING INTERVIEW, MR. MARSICO AND MR. HILLARY SHARE THEIR VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND THEIR OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico Focused Equities Fund seeks long-term growth in capital. Typically, the Fund will hold a core position of approximately 20-30 large capitalization equity securities that we believe may offer attractive long-term appreciation potential. The Fund may take substantial positions in individual companies, and typically will have significant allocations to a relatively limited number of major economic sectors. However, the Fund's assets typically will be diversified across a variety of industries within each broad economic sector. The investment process blends "top-down" macroeconomic analysis with "bottom-up" stock selection. Specific "macro" factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving "fundamentals" (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three "types" of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

                           In general terms, the past year has been exceedingly difficult for equity investors. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)&,

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **On February 1, 2003, Mr. Hillary joined Mr. Marsico as co-portfolio manager of the Fund. Prior to that time, Mr. Marsico was the sole portfolio manager.

                           ***The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO A GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           THIS FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           INVESTING IN THESE SECURITIES MAY INCLUDE ADDITIONAL RISK.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           which we consider to be a good proxy for the performance of large capitalization U.S. stocks, had a total return of -24.75% for the 12-month period ending March 31, 2003. Stock market losses were widespread; of the 10 economic sectors included in the S&P 500 Index, seven registered declines of 20% or more over the course of the year, including information technology and telecommunications services, both of which posted losses of about 33%. U.S. economic activity was far from robust over the reporting period, hobbled by a combination of disappointing corporate earnings, diminished capital spending, a seemingly-endless number of accounting and corporate governance-related scandals, and escalated geopolitical concerns. These factors seemed to more than offset some of the more favorable economic factors, including low interest rates, quiescent inflation, continued productivity gains, inventory corrections, and monetary/fiscal stimulus.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED?

                           For the 12-month period ending March 31, 2003, Nations Marsico Focused Equities Fund (Investor A Shares) had a total return of -19.47%. This return compared very favorably to the S&P 500 Index, which had a total return of -24.75%.

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Overall, our view is that the factors cited above -- earnings shortfalls, reduced capital spending activity, corporate accounting scandals, geopolitics -- all exerted a major influence on general equity market performance, as well as on the Fund, last year. In our view, geopolitical concerns have dominated the investment landscape over the past three to six months. Earlier in the reporting period, corporate accounting problems and earnings disappointments were more prevalent factors impacting stock prices.

                           WHAT COMPANIES/SECTORS WERE FAVORABLE TO FUND PERFORMANCE?&&

                           For the 12-month period ending March 31, 2003, there were several primary factors contributing to the Fund's outperformance as compared to the S&P 500 Index.

                           The Fund benefited from an overweighted posture in the health care equipment and services industry, with UnitedHealth Group Inc. being a particularly strong individual company performer.

                           Performance was positively impacted by maintaining a generally underweighted (as compared to the S&P 500 Index) posture in information technology. From an industry standpoint, the Fund's relatively modest allocation to hardware and equipment companies was a significant source of added value for the reporting period. Stock selection also helped performance, highlighted by the Fund's investment in Qualcomm Inc. The Fund's underweight position in telecommunications was also a positive for performance.

                           In the financial services sector, the Fund's position in SLM Corporation was a notably strong performer over the reporting period.

                           In industrials, the Fund benefited from stock selection, most notably Ryanair Holdings plc.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO PERFORMANCE AND WHICH DECISIONS HINDERED PERFORMANCE?

                           As might be discerned from the response to the preceeding question, the decisions to be "less aggressive" in sectors such as information technology and telecommunications services positively impacted the Fund's performance over much of the fiscal year ended March 31, 2003. In addition, investment results were helped by investments in the aerospace/defense industry, health care equipment/services, and select financial services positions.

                           The primary detriments to performance over the past year were our underweighted postures in industries such as banking and household/personal products, which were relatively good performers. Our stock selection in lodging companies -- notably Four Seasons Hotels -- also detracted meaningfully from performance.

                           In addition, certain software and services companies struggled during the reporting period. These included Cisco Systems, Inc. and Intuit Inc. Retailer Tiffany & Co. was among the worst performing positions in the Fund, declining nearly 30% in the 12-month period.

                           WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

                           The near-term, i.e., the next 30-120 days, is likely to be an extremely difficult period in terms of forecasting stock prices. The corporate profit environment continues, on balance, to be very tough. Relatively few companies offer a high degree of "earnings visibility" and many have abandoned providing earnings guidance altogether. This is largely attributable, in our view, to the high level of uncertainty regarding the war in Iraq and its dampening impact on worldwide economic activity. Areas of continued uncertainty include the human, economic, and financial costs associated with the war. Until there is more clear evidence pointing to a political resolution in Iraq, we think equity markets -- as they have for much of the past several months -- will likely continue to be influenced in significant part by war-related news. In addition, while news about Iraq presently dominates the headlines, there are other serious geopolitical issues to be concerned about, including North Korea and the Middle East. Finally, we think it would be unwise to overlook or discount the potentially negative psychological impact on the capital markets if another major terrorist attack took place on U.S. soil.

                           In terms of our market outlook, we have attempted to balance sensitivity to the near-term risks outlined above with a more positive longer-term perspective that incorporates what we consider to be a variety of favorable economic and financial factors. At bottom, we believe that military and political success in Iraq may be achievable. Renewed U.S. diplomacy and leadership in North Korea and the Middle East needs to occur; we believe it will. In addition, we would look for more constructive, cooperative dialogue in the United Nations. These developments, we think, should serve to help remove a good part of the serious overhang of uncertainty that has plagued the stock market for an extended period of time. We believe that this may serve as a major catalyst for improved economic activity, including more vigorous corporate capital spending, better labor markets, and stronger consumer confidence. We believe there is a substantial amount of monetary and fiscal stimulus that is already either "built in" to the economy (e.g., low interest rates, constrained inflation, reduced income taxes) or under serious

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           legislative consideration (e.g., curtailment or elimination of dividend taxation, further income tax reductions). These types of factors have the potential to, at some point, positively impact economic growth. Declining oil prices, which probably are predicated on resolution of the Iraq situation, would likely have a powerful and positive "stimulus" impact that would be rapidly felt throughout the economy.

                           In addition, aggregate equity market valuations generally appear reasonable to us, with certain sectors and industries offering quite compelling valuation profiles.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THEM?

                           In general terms, the Fund's economic sector allocations as of March 31, 2003 favored consumer discretionary, health care, and financial services. We think these types of companies offer a degree of "assured demand" for their services or products that may be relatively independent of geopolitical concerns or economic slow-downs. Within these sectors, there generally is some industry-specific focus. As examples, our consumer discretionary holdings include substantial investments in retailing and media companies. Health care positions favor equipment and services companies, as well as select pharmaceutical and biotechnology companies. In recent months we have been gradually shifting the Fund's aggregate holdings to "tilt" it more towards economically sensitive areas; again, this is based on our longer-term view that the economy may improve. While we remain cautious towards the overall technology sector, we have selectively increased our weighting in certain software and hardware/equipment companies during the past several months. As of March 31, 2003, the Fund had no investments in several sectors, including energy, materials, and utilities.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 3.7%  Consumer credit and mortgages
 3.7%  Commercial services
 3.9%  Automotive
 4.7%  Networking and telecommunications equipment
 6.3%  Broadcasting and cable
 6.7%  Software
 7.3%  Specialty stores
 7.6%  Finance -- Miscellaneous
 7.6%  Pharmaceuticals
16.6%  Health services
31.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group Inc.                 8.4%
                                                                            -------------------------------------------------
                                                                              2  SLM Corporation                         7.6%
                                                                            -------------------------------------------------
                                                                              3  Quest Diagnostics Inc.                  4.9%
                                                                            -------------------------------------------------
                                                                              4  Tiffany & Company                       4.3%
                                                                            -------------------------------------------------
                                                                              5  Viacom Inc., Class B                    4.0%
                                                                            -------------------------------------------------
                                                                              6  Amgen Inc.                              3.8%
                                                                            -------------------------------------------------
                                                                              7  Fannie Mae                              3.7%
                                                                            -------------------------------------------------
                                                                              8  Nextel Communications, Inc., Class A    3.6%
                                                                            -------------------------------------------------
                                                                              9  Citigroup Inc.                          3.6%
                                                                            -------------------------------------------------
                                                                             10  HCA Inc.                                3.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO FOCUSED

EQUITIES FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS MARISCO FOCUSED      LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                      EQUITIES FUND               FUNDS AVERAGE                   INDEX
                                                 -----------------------      ---------------------       ---------------------
Dec. 31 1997                                             9425.00                    10000.00                    10000.00
                                                        12697.00                    12165.00                    11771.00
12/98                                                   14151.00                    13761.00                    12858.00
                                                        16298.00                    15348.00                    14451.00
12/99                                                   21630.00                    18720.00                    15564.00
                                                        19849.00                    18821.00                    15498.00
12/00                                                   17884.00                    17421.00                    14148.00
                                                        15359.00                    15978.00                    13202.00
12/01                                                   14466.00                    15023.00                    12468.00
                                                        14629.00                    12913.00                    10828.00
12/02                                                   12191.00                    11459.00                     9713.00
Mar. 31 2003                                            12191.00                    11092.00                     9407.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS MARISCO FOCUSED      LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                      EQUITIES FUND               FUNDS AVERAGE                   INDEX
                                                 -----------------------      ---------------------       ---------------------
Dec. 31 1997                                            10000.00                    10000.00                    10000.00
                                                        13472.00                    12165.00                    11771.00
12/98                                                   15014.00                    13761.00                    12858.00
                                                        17292.00                    15348.00                    14451.00
12/99                                                   22950.00                    18720.00                    15564.00
                                                        21060.00                    18821.00                    15498.00
12/00                                                   18975.00                    17421.00                    14148.00
                                                        16296.00                    15978.00                    13202.00
12/01                                                   15349.00                    15023.00                    12468.00
                                                        15522.00                    12913.00                    10828.00
12/02                                                   12935.00                    11459.00                     9713.00
Mar. 31 2003                                            12935.00                    11092.00                     9407.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/03)              5.03%      3.85%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Focused Equities Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         12/31/97             12/31/97                  12/31/97                  12/31/97
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -19.28%       -19.47%      -24.09%      -20.09%      -24.09%      -20.09%      -20.89%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -17.11%       -17.31%      -18.93%      -17.93%      -18.76%      -17.93%      -17.93%
5 YEARS                                   1.47%         1.28%        0.09%        0.57%        0.17%        0.63%        0.63%
SINCE INCEPTION                           5.20%         5.03%        3.85%        4.31%        4.15%        4.38%        4.38%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Source for all statistical data -- Marsico Capital Management, LLC.

NATIONS MIDCAP GROWTH FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM
COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Small&MidCap Growth
Strategies Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks capital
appreciation by investing
in emerging growth
companies that are
believed to have superior
long-term earnings growth
prospects.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations MidCap Growth Fund
Investor A Shares provided
shareholders with a total
return of -34.56%**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                            EFFECTIVE MARCH 1, 2003, PORTFOLIO MANAGEMENT OF THE FUND MOVED FROM THE GROWTH STRATEGIES TEAM TO THE SMALL&MIDCAP GROWTH STRATEGIES TEAM. THE OUTLOOK FOR THE COMING YEAR IS PROVIDED BY THE NEW MANAGEMENT TEAM.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The investment philosophy of Nations MidCap Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to superior fundamentals. Our approach emphasizes a rigorous fundamental process that seeks to identify successful mid-sized companies between $1 billion and $10 billion in market capitalization that are poised to become tomorrow's successful larger companies. We attempt to identify these opportunities before others recognize their potential.

                           WHAT WAS THE MARKET ENVIRONMENT OVER THE REPORTING PERIOD?

                           The past 12 months was a difficult investment period for the stock market irrespective of market capitalization or investment style. The broad market, represented by the Standard & Poor's 500 Composite Stock Price Index*** fell 24.75%. The uncertain economic environment, the threat of terrorism, and the prospect of war with Iraq weighed on the nation. Additionally, despite regulators' increased efforts during the year to expose unethical and illegal business practices, many investors lost confidence in the financial markets as revelations of fraudulent accounting practices mounted and a handful of well-known companies fell into bankruptcy. In the face of so much uncertainty, as well as enormous market volatility, the tolerance for risk on the part of many investors plummeted. The incredible rally in U.S. Treasury bonds, resulting in 40-year lows in yields provides the best evidence that investors generally had little interest beyond risk-free assets.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP GROWTH FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The recession of 2001 gave way to modest and fluctuating economic growth over the past 12 months. The production of goods and services decelerated in the second quarter of 2002 but rebounded in the third quarter. This pattern reappeared on a smaller scale in the second half of the reporting period. Lackluster holiday sales restrained growth in the fourth quarter of 2002, while war-related fears contributed to economic weakness in the first quarter of 2003.

                           Interest rates dropped substantially during the 12-month period -- the yield on the 10-year U.S. Treasury bond fell to 3.6% -- leading to a mortgage refinancing boom that supported consumer spending. Low interest rates and generous auto incentives helped make the housing and auto sectors the biggest recipient of consumer spending. However, due to uncertainty over the potential military conflict in Iraq as well as continued weak employment levels, consumer spending began to slow in the first quarter of 2003. War fears also led to lessened corporate activity, including capital expenditures and hiring. As a result, an economy that appeared to be on the mend deteriorated during the first quarter of 2003.

                           Although the economy improved from the previous year, the unemployment rate stayed relatively flat reflecting a jobless recovery. Weak employment numbers and worries over a war and terrorism kept both confidence and spending on the part of businesses and consumers stubbornly low.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           During the 12 months ending March 31, 2003 Nations Midcap Growth Fund (Investor A Shares) fell 34.56% compared with a 26.11% decline for the benchmark Russell MidCap Growth Index&. The Fund's underperformance was generally attributable to security selection whereas sector allocation decisions provided a positive contribution to performance.

                           WHICH SECTORS AND COMPANIES PROVED FAVORABLE TO FUND PERFORMANCE?&&

                           The basic industry, capital goods and transportation sectors provided the best performance during the period. The best defense in a weak market is typically earnings growth, or at a minimum earnings stability. The health care sector, one of the least economically sensitive segments of the market, provided many of the best performing stocks over the past year bolstered by their strong earnings. Forest Laboratories, Inc., Barr Laboratories Inc., Biomet, Inc., Gilead Sciences, Inc. and Taro Pharmaceutical Industries Ltd. each rose substantially during the period. Among the companies able to defy the weak economy were Jacobs Engineering, Group, Inc. Ecolab, Inc., Expeditors International of Washington, Inc., Career Education Corporation and Murphy Oil Corporation.

                           &The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values The stocks are also members of the Russell 1000 Growth Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 72

NATIONS MIDCAP GROWTH FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHICH SECTORS AND COMPANIES PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The communications, finance and technology sectors detracted most from performance. Stocks from these three sectors were almost entirely responsible for the relative underperformance. A number of companies in the portfolio had formerly been rapidly growing businesses that, although still generating healthy earnings and cash flow, saw the pace of growth slow dramatically as business conditions worsened. Concord EFS, Inc., CSG Systems International, Inc., Convergys Corporation and SunGard Data Systems Inc. were hit extremely hard by investor response to lower expectations. Because of the large positions held in the Fund, Concord EFS and CSG Systems contributed significantly to the underperformance.

                           Within the communications sector, cable holdings severely penalized performance. In addition to the well-documented fraud at Adelphia Communications Corporation, investors fled from Charter Communications, Inc. and Cablevision Systems Corporation due to high debt levels and perceived funding risks.

                           The Fund's technology holdings also detracted from performance this year. In addition to valuation, the Fund focused on companies that were levered to a recovery in the economy. The Fund maintained exposure through the spring and summer as prices declined, believing the portfolio would be well positioned for improving fundamentals. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. Portfolio holdings included Maxim Integrated Products, Inc., Xilinx, Inc., Tekelec and Citrix Systems, Inc.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

                           We remain optimistic on the outlook for mid-cap stocks in the coming year. We believe valuations are attractive versus other segments of the market, earnings are still relatively stable, and coming out of a recession mid-cap stocks tend to perform fairly well coming out of a recession in relation to some of their large-cap counterparts. In addition, we are seeing mid-cap stocks increase their buyback activity and enhancing shareholder value. Beyond the unknown geopolitical risks that still loom on the horizon, improving psychology on the part of many investors and corporate managers alike may also aid the outlook for mid-caps and the equity markets as a whole in the coming year.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           Individual investment opportunities are based on our level of conviction and outlook for a company's competitive edge, financial strength, management expertise, partnerships, future catalysts, stock liquidity, and risk management. The portfolio's stock selections continue to focus on companies with steady, predictable earnings, and good earnings visibility going forward. As always, we take a "bottom-up" stock picking approach to our work, which makes the Fund's sector weights a residual of the stock picking process. As a means of managing risk, we will seek to stay within 10% of the benchmark sector weight. Currently, we are finding ideas in a broad spectrum of sectors and industries as we head into the new fiscal year.

NATIONS MIDCAP GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 2.5%  Chemicals - Basic
 3.0%  Medical devices and supplies
 3.5%  Diversified electronics
 4.6%  Insurance
 5.5%  Semiconductors
 6.1%  Specialty stores
 6.3%  Oilfield services
 7.6%  Software
 9.4%  Health services
 9.4%  Pharmaceuticals
42.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Ambac Financial Group, Inc.             2.0%
                                                                            -------------------------------------------------
                                                                              2  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 1.9%
                                                                            -------------------------------------------------
                                                                              3  Barr Laboratories, Inc.                 1.6%
                                                                            -------------------------------------------------
                                                                              4  Bed Bath & Beyond Inc.                  1.6%
                                                                            -------------------------------------------------
                                                                              5  Jacobs Engineering Group Inc.           1.6%
                                                                            -------------------------------------------------
                                                                              6  Amphenol Corporation, Class A           1.5%
                                                                            -------------------------------------------------
                                                                              7  Electronic Arts Inc.                    1.5%
                                                                            -------------------------------------------------
                                                                              8  Express Scripts, Inc.                   1.5%
                                                                            -------------------------------------------------
                                                                              9  Health Management Associates, Inc.,
                                                                                 Class A                                 1.5%
                                                                            -------------------------------------------------
                                                                             10  Tiffany & Company                       1.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH      RUSSELL MID-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------      ----------------------
Mar. 31 1993                                             9425.00                    10000.00                    10000.00
1994                                                    10368.00                    11077.00                    10678.00
                                                        11557.00                    12133.00                    11948.00
1996                                                    15526.00                    16112.00                    15377.00
                                                        15554.00                    16341.00                    16351.00
1997                                                    22532.00                    23332.00                    23278.00
                                                        20862.00                    24368.00                    25347.00
2000                                                    36472.00                    46215.00                    44915.00
                                                        28820.00                    29056.00                    24515.00
2002                                                    25947.00                    28768.00                    23636.00
Mar. 31 2003                                            16979.00                    20865.00                    17263.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH      RUSSELL MID-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------      ----------------------
Mar. 31 1993                                            10000.00                    10000.00                    10000.00
1994                                                    11001.00                    11077.00                    10678.00
                                                        12262.00                    12133.00                    11948.00
1996                                                    16474.00                    16112.00                    15377.00
                                                        16503.00                    16341.00                    16351.00
1998                                                    23907.00                    23332.00                    23278.00
                                                        22135.00                    24368.00                    25347.00
2000                                                    38697.00                    46215.00                    44915.00
                                                        30578.00                    29056.00                    24515.00
2002                                                    27529.00                    28768.00                    23636.00
Mar 31 2003                                             18015.00                    20865.00                    17263.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              6.06%     5.43%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Growth Fund over the last 10 years. Figures for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values, include reinvestment of dividends. The companies are included in the Russell 1000 Growth Index. Funds in the Lipper Mid-Cap Growth Funds Average invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                            INVESTOR A                 INVESTOR B                 INVESTOR C
                                       PRIMARY A       NAV**          MOP*         NAV**        CDSC***       NAV**       CDSC***
Inception date                         12/4/92               12/10/92                    6/7/93                    12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -34.44%       -34.56%       -38.34%       -35.19%       -38.43%      -35.09%      -35.74%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -22.27%       -22.50%       -24.01%       -23.09%       -23.71%      -23.06%      -23.06%
5 YEARS                                  -5.24%        -5.50%        -6.61%        -6.22%        -6.47%       -6.19%       -6.19%
10 YEARS                                  6.32%         6.06%         5.43%            --            --        5.35%        5.35%
SINCE INCEPTION                           6.07%         5.94%         5.34%         5.44%         5.44%        5.23%        5.23%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by
Corydon J. Gilchrist of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.**

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Marsico 21st
Century Fund Investor A
Shares provided
shareholders with a total
return of -12.32%.***
                           IN THE FOLLOWING INTERVIEW, MR. GILCHRIST SHARES HIS VIEWS ON NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND HIS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico 21st Century Fund seeks long-term growth of capital. The Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size across the market capitalization spectrum, and typically will own a core position of between 35 and 50 stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific "macro" factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving "fundamentals" (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incentivized management teams. The Fund will typically own three "types of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

                           In general terms, the past year has been exceedingly difficult for equity investors. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)&, which we consider to be the primary benchmark for the Fund, had a total return of -24.75% for the 12-month period ending March 31, 2003. Stock market losses were widespread; of the 10 economic sectors included in the S&P 500 Index, seven registered declines of 20% or more over the course of the year, including information technology and telecommunications services, both of which posted losses of about 33%. U.S. economic activity was far from robust over the reporting period, hobbled by a combination of disappointing corporate earnings, diminished capital spending, a seemingly-endless number of accounting and corporate governance-related scandals, and escalated geopolitical concerns. These factors

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **Corydon Gilchrist replaced James A. Hillary as portfolio manager of the Fund on February 1, 2003.

                           ***The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 76

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued


                           seemed to more than offset some of the more favorable economic factors, including low interest rates, quiescent inflation, continued productivity gains, inventory corrections, and monetary/fiscal stimulus.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED?

                           For the 12-month period ending March 31, 2003, Nations Marsico 21st Century Fund (Investor A Shares) had a total return of -12.32%. This return compares very favorably to the S&P 500 Index, the Fund's primary benchmark, which returned -24.75% and to the Nasdaq Composite Index&&, which returned -26.97%.

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Overall, our view is that the factors cited above -- earnings shortfalls, reduced capital spending activity, corporate accounting scandals, geopolitics -- all exerted a major influence on general equity market performance, as well as our own portfolios/funds, last year. In our view, geopolitical concerns have dominated the investment landscape over the past three to six months. Earlier in the reporting period, corporate accounting problems and earnings disappointments were more prevalent factors impacting stock prices.

                           WHAT COMPANIES AND SECTORS WERE FAVORABLE TO FUND PERFORMANCE?&&&

                           For the 12-month period ending March 31, 2003, there were several factors that positively contributed to the Fund's performance.

                           The Fund maintained an overweighted allocation to the consumer discretionary sector for much of the reporting period. Consumer durables, automobiles, retailing, and select media positions had a favorable impact on performance.

                           The Fund's strong stock selection in the health care sector, coupled with an overweighted posture in the health care equipment and services industry, had a very material positive affect on performance. UnitedHealth Group Inc. and pharmaceutical/biotechnology positions Amgen Inc. and Inspire Pharmaceuticals, Inc. were among the Fund's top performing positions for the year.

                           In the information technology sector stock selection in the hardware and equipment industry was a significant source of added value for the reporting period, highlighted by the Fund's investment in Qualcomm Inc.

                           Other notable performers were SLM Corporation and JetBlue Airways Corporation.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO PERFORMANCE AND WHICH DECISIONS HINDERED PERFORMANCE?

                           As discussed above, stock selection in the consumer discretionary sector was the largest contributor to the Fund's outperformance versus its benchmark. In addition, investment results were helped by investments in industrials, health care equipment/ services, and select financial services sector companies.

                           &&The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           &&&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued


                           The primary detriments to performance last year were our underweighted postures in industries such as banking and household/personal products, which were relatively good performers last year. Our stock selection in lodging companies -- notably Four Seasons Hotels -- also detracted from performance. Certain automobile holdings including Porsche AG and Bayersche Motoren Werke AG also performed poorly during the reporting period.

                           Select positions in the industrials sector, particularly aerospace/defense positions Lockheed Martin and L-3 Communications, declined in value by more than 15% during the period they were held in the Fund. In addition, software and services companies including Electronic Arts, Intuit Inc., and Siebel Systems had a negative impact on performance.

                           WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

                           The near-term, i.e., the next 30-120 days, is likely to be an extremely difficult period in terms of forecasting stock prices. The corporate profit environment continues, on balance, to be very tough. Relatively few companies offer a high degree of "earnings visibility" and many have abandoned providing earnings guidance altogether. This is largely attributable, in our view, to the high level of uncertainty regarding the war in Iraq and its dampening impact on worldwide economic activity. Areas of continued uncertainty include the human, economic, and financial costs associated with the war. Until there is more clear evidence pointing to a political resolution in Iraq, we think equity markets -- as they have for much of the past several months -- will likely continue to be influenced in significant part by war-related news. In addition, while news about Iraq presently dominates the headlines, there are other serious geopolitical issues to be concerned about, including North Korea and the Middle East. Finally, we think it would be unwise to overlook or discount the potentially negative psychological impact on the capital markets if another major terrorist attack took place on U.S. soil.

                           In terms of our market outlook, we have attempted to balance sensitivity to the near-term risks outlined above with a more positive longer-term perspective that incorporates what we consider to be a variety of favorable economic and financial factors. At bottom, we believe that military and political success in Iraq may be achievable. Renewed U.S. diplomacy and leadership in North Korea and the Middle East needs to occur; we believe it will. In addition, we would look for more constructive, cooperative dialogue in the United Nations. These developments, we think, should serve to help remove a good part of the serious overhang of uncertainty that has plagued the stock market for an extended period of time. We believe that this may serve as a major catalyst for improved economic activity, including more vigorous corporate capital spending, better labor markets, and stronger consumer confidence. We believe there is a substantial amount of monetary and fiscal stimulus that is already either "built in" to the economy (e.g., low interest rates, constrained inflation, reduced income taxes) or under serious legislative consideration (e.g., curtailment or elimination of dividend taxation, further income tax reductions). These types of factors have the potential to, at some point, positively impact economic growth. Declining oil prices, which probably are predicated on resolution of the Iraq situation, would likely have a powerful and positive "stimulus" impact that would be rapidly felt throughout the economy.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued


                           In addition, aggregate equity market valuations generally appear reasonable to us, with certain sectors and industries offering quite compelling valuation profiles.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THEM?

                           In general terms, the Fund's economic sector allocations as of March 31, 2003 favored consumer discretionary, information technology, financials, industrials, and health care. Within the sectors, we seek investments we believe offer a degree of "assured demand" for their services or products that may be relatively independent of geopolitical concerns or economic slow-downs. Within these sectors, there generally is some industry-specific focus. As examples, our consumer discretionary holdings include substantial investments in retailing and media companies. Industrial holdings favor transportation companies. In recent months we have been gradually shifting the Fund's aggregate holdings to "tilt" it more towards economically sensitive areas. Again, this is based on our longer-term view that the economy may improve. While we remain cautious towards the overall technology sector, we have selectively increased our weighting in certain software and hardware/equipment companies during the past several months. As of March 31, 2003, the Fund had no investments in several sectors, including energy and materials.

NATIONS MARSICO

21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 4.5%  Computers and office equipment
 5.2%  Specialty stores
 6.5%  Broadcasting and cable
 6.5%  Lodging and recreation
 6.5%  Software
 6.7%  Airlines
 7.5%  Automotive
 7.8%  Finance - Miscellaneous
 8.5%  Pharmaceuticals
10.1%  Telecommunications services
30.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Bayerische Motoren Werke (BMW) AG       5.0%
                                                                            -------------------------------------------------
                                                                              2  Echostar Communications Corporation     4.6%
                                                                            -------------------------------------------------
                                                                              3  Dell Computer Corporation               4.5%
                                                                            -------------------------------------------------
                                                                              4  Marvel Enterprises, Inc.                4.3%
                                                                            -------------------------------------------------
                                                                              5  SLM Corporation                         4.1%
                                                                            -------------------------------------------------
                                                                              6  Nextel Communications, Inc., Class A    4.1%
                                                                            -------------------------------------------------
                                                                              7  UnitedHealth Group Inc.                 4.0%
                                                                            -------------------------------------------------
                                                                              8  Ryanair Holdings plc, ADR               3.9%
                                                                            -------------------------------------------------
                                                                              9  Clear Channel Communications, Inc.      3.9%
                                                                            -------------------------------------------------
                                                                             10  UCBH Holdings Inc.                      3.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO

21ST CENTURY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                  NATIONS MARSICO 21ST        STANDARD & POOR'S 500      LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                    INDEX                   FUNDS AVERAGE
                                                  --------------------        ---------------------      -----------------------
Apr. 10 2000                                             9425.00                    10000.00                    10000.00
                                                         8973.00                     9958.00                    10995.00
                                                         9500.00                     9861.00                    11440.00
                                                         8040.00                     9090.00                     9008.00
2001                                                     6569.00                     8013.00                     6855.00
                                                         6909.00                     8482.00                     7506.00
                                                         5598.00                     7238.00                     5568.00
                                                         6541.00                     8011.00                     6615.00
2002                                                     6654.00                     8033.00                     6365.00
                                                         6635.00                     6957.00                     5303.00
                                                         5815.00                     5756.00                     4438.00
                                                         5900.00                     6241.00                     4672.00
Mar. 31 2003                                             5834.00                     6044.00                     4638.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                  NATIONS MARSICO 21ST        STANDARD & POOR'S 500      LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                    INDEX                   FUNDS AVERAGE
                                                  --------------------        ---------------------      -----------------------
Apr. 10, 2000                                           10000.00                    10000.00                    10000.00
                                                         9520.00                     9958.00                    10995.00
                                                        10080.00                     9861.00                    11440.00
                                                         8530.00                     9090.00                     9008.00
2001                                                     6970.00                     8013.00                     6855.00
                                                         7330.00                     8482.00                     7506.00
                                                         5940.00                     7238.00                     5568.00
                                                         6940.00                     8011.00                     6615.00
2002                                                     7060.00                     8033.00                     6365.00
                                                         7040.00                     6957.00                     5303.00
                                                         6170.00                     5756.00                     4438.00
                                                         6260.00                     6241.00                     4672.00
Mar. 31 2003                                             6190.00                     6044.00                     4638.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**      MOP*
     (4/10/00 through
      3/31/03)              -14.90%    -16.58%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico 21st Century Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                           INVESTOR A                INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         4/10/00              4/10/00                   4/10/00                   4/10/00
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -12.11%       -12.32%      -17.36%      -13.07%      -17.42%      -13.07%      -13.94%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                         -14.67%       -14.90%      -16.58%      -15.55%      -16.41%      -15.55%      -15.55%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS SMALL COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM
COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Small&MidCap Growth
Strategies Team (formerly
the SmallCap Strategies
Team) of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital growth by
investing primarily in
equity securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Small Company Fund
Investor A Shares provided
shareholders with a total
return of -32.88%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We believe the potential for above-average returns may be attained through investment in small companies that are strategically well positioned to achieve rapid growth in earnings. We typically invest in companies between $200 million and $2 billion in market capitalization with projected growth in profits greater than peers and the industry average. These companies are subject to thorough fundamental analysis and we attempt to identify companies that display a competitive edge, financial strength, management expertise, solid partnerships and valuation attractiveness.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Over the last 12 months, most equities declined as investors faced a continuing wave of concerns throughout the year such as accounting irregularities, choppy economic news, and continued tension in the Middle East. Positive news did include an additional rate cut by the Federal Reserve Board and minimal signs of inflation, but that was not enough to offset the declines seen throughout most of the year. Within the Fund, it was a combination of stock selection and sector allocation that allowed us to keep pace with our benchmark, the Russell 2000 Growth Index.*** For the period ending March 31, 2003, Nations Small Company Fund (Investor A shares) returned -32.88%, slightly underperforming the benchmark, which returned -31.63%.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 82

NATIONS SMALL COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM
COMMENTARY continued


                           WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           The Fund's consumer cyclical stocks fared better than most during the year, resulting from good stock selection combined with a resilient consumer. Career Education Corporation was the Fund's leading performer as the company consistently reported strong revenue and earnings growth, had record enrollment trends, and continued to benefit from consumers' interest in going back to school to enhance their skill set and their subsequent marketability in today's challenging workplace. Rare Hospitality International, Inc. posted a solid gain as it had better than expected same-store-sales performance at most of their restaurants. Finally, Rent-A-Center, Inc. also posted a gain as they purchased nearly 300 stores from a weaker competitor, further solidifying their leading position in the industry.

                           The Fund's energy holdings also made a relative contribution as steady gains were made in some of our oil services holdings. Both Patterson-UTI Energy, Inc and Precision Drilling experienced gains in their stock prices as they started to see a gradual increase in rig utilization. Prices were also supported by the market's belief that increased drilling would be necessary to offset the reported decreases in natural gas production resulting from depletion. In addition, both companies have strong balance sheets, providing them with the financial flexibility needed to prosper in an uncertain market.

                           WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           While the decision to overweight finance was a positive as the sector outperformed the Index, our stock selection was weak and the Fund's finance stocks suffered losses during the period. Low interest rates and minimal inflation were not enough to offset an uncertain stock market and investors' preference to remain on the sidelines. Most of our weakness was confined to the asset management industry as a weak market environment drove the industry down as a whole on the fear that redemptions from mutual funds would decrease fee revenue. Stocks in the Fund with asset management exposure included Affiliated Managers Group, Inc., Phoenix Cos. and Boston Private Financial Holdings, Inc.

                           Technology stocks also detracted from performance. There was a clear weakness in the equipment, semiconductor, and software industries, which contributed to the decline. During most of the year, investors cited high valuations, low earnings visibility, and unimpressive earnings results as reasons to invest money elsewhere. Stocks in the Fund that were most affected included C-COR.net Corp. in equipment, Aeroflex Incorporated in equipment, and Tier Technologies, Inc. in software and services.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO PERFORMANCE AND WHICH DECISIONS HINDERED PERFORMANCE?

                           The primary contribution to performance is expected to come from security selection. Other sources of performance include sector weights, risk control, and trading. During the past year, our stock selection in the retail, health care, energy,

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM
COMMENTARY continued


                           and consumer cyclical sectors aided performance. From a sector weight perspective, our underweight in technology, overweight in health care, and overweight in finance also contributed positively to performance. Decisions that hindered performance were mainly stock selection in both technology and finance.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

                           We remain optimistic on the outlook for
                           small-capitalization stocks in the coming year. Although the small-cap segment of the market has performed relatively well during the past few years, many of the factors that contributed to the small-cap outperformance still exist. Attractive valuations, greater earnings and sales growth, the historical duration of outperformance as, in our view, the economy emerges from a slowdown, and the low interest rate environment, continue to provide small capitalization companies with the opportunity to outperform.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           Individual investment opportunities are based on our level of conviction and outlook for a company's competitive edge, financial strength, management expertise, partnerships, future catalysts, stock liquidity, and risk management. The portfolio's stock selections continue to focus on companies with steady, predictable earnings, and good earnings visibility going forward. As always, we take a "bottom-up" stock picking approach to our work, which makes the Fund's sector weights a residual of the stock picking process. As a means of managing risk, we will seek to stay within 10% of the benchmark sector weight. Currently, we are finding ideas in a broad spectrum of sectors and industries as we head into the new fiscal year.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 3.5%  Finance - Miscellaneous
 3.5%  Diversified electronics
 3.7%  Insurance
 3.9%  Specialty stores
 4.0%  Software
 4.5%  Medical devices and supplies
 5.8%  Commercial banking
 5.9%  Oilfield services
 7.1%  Health services
 7.1%  Pharmaceuticals
51.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  City National Corporation               2.9%
                                                                            -------------------------------------------------
                                                                              2  Cato Corporation                        2.3%
                                                                            -------------------------------------------------
                                                                              3  Cooper Companies, Inc.                  2.3%
                                                                            -------------------------------------------------
                                                                              4  Commonwealth Telephone Enterprises,
                                                                                 Inc.                                    2.2%
                                                                            -------------------------------------------------
                                                                              5  Career Education Corporation            2.1%
                                                                            -------------------------------------------------
                                                                              6  Shuffle Master, Inc.                    2.1%
                                                                            -------------------------------------------------
                                                                              7  Affiliated Managers Group, Inc.         2.0%
                                                                            -------------------------------------------------
                                                                              8  Triad Hospitals, Inc.                   1.8%
                                                                            -------------------------------------------------
                                                                              9  Medicis Pharmaceutical Corporation,
                                                                                 Class A                                 1.6%
                                                                            -------------------------------------------------
                                                                             10  F.N.B. Corporation                      1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALL COMPANY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                  NATIONS SMALL COMPANY                                  LIPPER SMALL-CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH FUND              INDEX
                                                  ---------------------     ------------------------     -----------------------
Dec. 12 1995                                             9425.00                    10000.00                    10000.00
                                                         9313.00                    10213.00                     9879.00
1996                                                    11169.00                    11302.00                    11719.00
                                                        13343.00                    12710.00                    13707.00
1998                                                    13506.00                    12812.00                    14486.00
                                                        20868.00                    18258.00                    23438.00
2000                                                    20486.00                    14119.00                    22278.00
                                                        17984.00                    12770.00                    19874.00
2002                                                    12955.00                     8906.00                    13967.00
Mar. 31 2003                                            12219.00                     8561.00                    13411.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS CAPITAL GROWTH                                  LIPPER SMALL-CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH FUND              INDEX
                                                 ----------------------     ------------------------     -----------------------
Dec. 12 1995                                            10000.00                    10000.00                    10000.00
                                                         9881.00                    10213.00                     9879.00
1996                                                    11850.00                    11302.00                    11719.00
                                                        14157.00                    12710.00                    13707.00
1998                                                    14330.00                    12812.00                    14486.00
                                                        22141.00                    18258.00                    23438.00
2000                                                    21736.00                    14119.00                    22278.00
                                                        19081.00                    12770.00                    19874.00
2002                                                    13745.00                     8906.00                    13967.00
Mar. 31 2003                                            12964.00                     8561.00                    13411.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/12/95 through
      3/31/03)              3.62%      2.78%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Small Company Fund from the inception of the share class. Figures for the Russell 2000 Growth Index, an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. Funds in the Lipper Small-Cap Growth Funds Average invest at least 75% of their equity assets in companies with market capitalizations of less than $3 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         12/12/95             12/12/95                  12/12/95                  9/22/97
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -32.71%       -32.88%      -36.76%      -33.40%      -36.73%      -33.43%      -34.09%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -20.38%       -20.56%      -22.12%      -21.16%      -21.86%      -21.16%      -21.16%
5 YEARS                                  -4.68%        -4.93%       -6.05%       -5.60%       -5.91%       -5.56%       -5.56%
SINCE INCEPTION                           3.92%         3.62%        2.78%        2.92%        2.92%       -3.59%       -3.59%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 12.6%
            BEVERAGES -- 0.4%
  80,600    Anheuser-Busch Companies, Inc. ...............................   $    3,757
                                                                             ----------
            BROADCASTING AND CABLE -- 0.8%
  50,300    Clear Channel Communications, Inc.!!..........................        1,706
 144,450    The Walt Disney Company.......................................        2,459
  99,000    Viacom Inc., Class B!!........................................        3,615
                                                                             ----------
                                                                                  7,780
                                                                             ----------
            COMMERCIAL BANKING -- 0.0%+
  46,147    Bank United Corporation!!.....................................            6
                                                                             ----------
            COMPUTER SERVICES -- 0.1%
  24,750    Automatic Data Processing, Inc. ..............................          762
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 0.4%
  69,600    Wal-Mart Stores, Inc. ........................................        3,621
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 0.7%
  47,000    3M Company....................................................        6,111
  40,000    General Electric Company......................................        1,020
                                                                             ----------
                                                                                  7,131
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.7%
  68,000    Cinergy Corporation...........................................        2,288
 229,924    NiSource Inc. ................................................        4,185
                                                                             ----------
                                                                                  6,473
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.6%
 120,000    Moody's Corporation...........................................        5,548
                                                                             ----------
            FOOD PRODUCTS -- 0.6%
 106,600    Wm. Wrigley Jr. Company.......................................        6,023
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 1.0%
  97,000    Fortune Brands, Inc. .........................................        4,158
  65,000    Procter & Gamble Company......................................        5,789
                                                                             ----------
                                                                                  9,947
                                                                             ----------
            INSURANCE -- 0.3%
 116,750    Protective Life Corporation...................................        3,333
                                                                             ----------
            INTEGRATED OIL -- 0.7%
  55,000    ChevronTexaco Corporation.....................................        3,555
 120,096    Unocal Corporation............................................        3,160
                                                                             ----------
                                                                                  6,715
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.8%
 133,575    Johnson & Johnson.............................................        7,730
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.5%
 221,700    Comverse Technology, Inc.!!...................................   $    2,508
 410,000    Corning Inc.!!(a).............................................        2,394
                                                                             ----------
                                                                                  4,902
                                                                             ----------
            OILFIELD SERVICES -- 2.0%
 182,550    Diamond Offshore Drilling, Inc.(a)............................        3,543
 149,300    Halliburton Company...........................................        3,095
 366,651    Pride International, Inc.!!...................................        4,947
  80,000    Schlumberger Ltd. ............................................        3,041
 170,000    Transocean Inc. ..............................................        3,477
                                                                             ----------
                                                                                 18,103
                                                                             ----------
            PHARMACEUTICALS -- 0.7%
  55,000    Amgen Inc.!!..................................................        3,165
  80,700    Teva Pharmaceutical Industries Ltd., ADR@.....................        3,361
                                                                             ----------
                                                                                  6,526
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
  20,000    Union Pacific Corporation.....................................        1,100
                                                                             ----------
            SEMICONDUCTORS -- 1.0%
  76,000    Analog Devices, Inc.!!........................................        2,090
 245,500    Intel Corporation.............................................        3,997
 101,300    Linear Technology Corporation.................................        3,127
                                                                             ----------
                                                                                  9,214
                                                                             ----------
            SOFTWARE -- 0.9%
  87,560    Affiliated Computer Services, Inc., Class A!!.................        3,875
  30,000    Mercury Interactive Corporation!!.............................          890
 160,000    Microsoft Corporation.........................................        3,874
                                                                             ----------
                                                                                  8,639
                                                                             ----------
            SPECIALTY STORES -- 0.1%
  20,000    Best Buy Company, Inc.!!......................................          539
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.2%
  50,000    CenturyTel, Inc. .............................................        1,380
  75,000    Nextel Communications, Inc., Class A!!........................        1,004
                                                                             ----------
                                                                                  2,384
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $132,794).............................................      120,233
                                                                             ----------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 60.3%
            AEROSPACE AND DEFENSE -- 0.5%
$  4,180    L-3 Communications Holdings, Inc.,
              4.000% 09/15/11.............................................        4,426
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            AIRLINES -- 0.1%
$    980    Alaska Air Group, Inc.,
              3.786% 03/21/23@(a).........................................   $      951
                                                                             ----------
            APPAREL AND TEXTILES -- 0.9%
   8,050    Jones Apparel Group, Inc.,
              3.420%*** 02/01/21..........................................        4,398
   2,720    Reebok International Ltd.,
              4.250%** 03/01/21...........................................        3,114
     980    Reebok International Ltd.,
              4.250%** 03/01/21(a)........................................        1,122
                                                                             ----------
                                                                                  8,634
                                                                             ----------
            AUTOMOTIVE -- 0.9%
   1,968    Pep Boys -- Manny, Moe & Jack,
              4.250% 06/01/07(a)..........................................        1,614
   8,700    Sonic Automotive Inc.,
              5.250% 05/07/09(a)..........................................        7,003
                                                                             ----------
                                                                                  8,617
                                                                             ----------
            BROADCASTING AND CABLE -- 1.3%
   1,975    Liberty Media Corporation,
              3.500% 01/15/31(a)..........................................        1,274
  12,310    Liberty Media Corporation,
              3.250% 03/15/31(a)..........................................       11,464
                                                                             ----------
                                                                                 12,738
                                                                             ----------
            COMMERCIAL BANKING -- 0.7%
   6,725    JMH Finance Ltd.,
              4.750% 09/06/07@(a).........................................        6,775
                                                                             ----------
            COMMERCIAL SERVICES -- 2.0%
   4,290    Acxiom Corporation,
              3.750% 02/15/09.............................................        5,148
   4,920    Cendant Corporation,
              3.875% 11/27/11.............................................        5,025
   7,897    Lennox International Inc.,
              6.250% 06/01/09.............................................        8,963
                                                                             ----------
                                                                                 19,136
                                                                             ----------
            COMPUTER SERVICES -- 1.8%
  14,690    Amazon.com, Inc.,
              4.750% 02/01/09.............................................       12,284
   3,850    The BISYS Group, Inc.,
              4.000% 03/15/06.............................................        3,730
     975    The BISYS Group, Inc.,
              4.000% 03/15/06.............................................          945
                                                                             ----------
                                                                                 16,959
                                                                             ----------
            CONGLOMERATES -- 1.9%
  13,750    Tyco International Group,
              2.750% 01/15/18@(a).........................................       12,718
   5,950    Tyco International Group,
              3.125% 01/15/23@(a).........................................        5,296
                                                                             ----------
                                                                                 18,014
                                                                             ----------
            CONSTRUCTION -- 0.8%
  11,750    Shaw Group Inc.,
              2.500%*** 05/01/21(a).......................................        7,461
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 1.3%
$  4,980    Best Buy Company, Inc.,
              2.250% 01/15/22(a)..........................................   $    4,482
   8,805    Best Buy Company, Inc.,
              2.250% 01/15/22.............................................        7,925
                                                                             ----------
                                                                                 12,407
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 1.0%
   4,776    Electro Scientific Industries, Inc.,
              4.250% 12/21/06.............................................        4,125
   5,840    Tech Data Corporation,
              2.000% 12/15/21.............................................        5,300
                                                                             ----------
                                                                                  9,425
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 0.4%
   3,485    Sanmina-SCI Corporation,
              4.250% 05/01/04(a)..........................................        3,367
                                                                             ----------
            EDUCATION -- 0.6%
     970    School Specialty Inc.,
              6.000% 08/01/08.............................................          913
   5,330    School Specialty, Inc.,
              6.000% 08/01/08.............................................        5,017
                                                                             ----------
                                                                                  5,930
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 1.7%
   6,205    Devon Energy Corporation,
              4.950% 08/15/08.............................................        6,345
   8,925    Kerr-McGee Corporation,
              5.250% 02/15/10.............................................        9,460
                                                                             ----------
                                                                                 15,805
                                                                             ----------
            FOOD PRODUCTS -- 1.4%
   4,000    Bunge Ltd.,
              3.750% 11/15/22@............................................        4,325
   8,050    Performance Food Group Company,
              5.500% 10/16/08(a)..........................................        9,519
                                                                             ----------
                                                                                 13,844
                                                                             ----------
            HEALTH SERVICES -- 0.4%
   3,970    Affymetrix Inc.,
              4.750% 02/15/07.............................................        3,523
                                                                             ----------
            INSURANCE -- 2.5%
   9,870    Horace Mann Educators Corporation,
              1.425% 05/14/32.............................................        4,293
   5,892    Ohio Casualty Corporation,
              5.000% 03/19/22.............................................        5,737
   5,850    PMI Group Inc.,
              2.500% 07/15/21.............................................        5,974
   7,550    Radian Group Inc.,
              2.250% 01/01/22.............................................        7,598
     248    Zenith National Insurance,
              5.750% 03/30/23(+)..........................................          263
                                                                             ----------
                                                                                 23,865
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 1.2%
$  8,045    GTECH Holdings Corporation,
              1.750% 12/15/21.............................................   $   11,243
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.1%
   2,000    Apogent Technologies Inc.,
              2.250% 10/15/21.............................................        1,968
   7,850    Apogent Technologies Inc.,
              2.250% 10/15/21.............................................        7,722
   7,410    Charles River Labs Inc.,
              3.500% 02/01/22.............................................        7,401
   7,150    Invitrogen Corporation,
              2.250% 12/15/06(a)..........................................        6,229
     900    Invitrogen Corporation,
              5.500% 03/01/07(a)..........................................          855
   4,750    Invitrogen Corporation,
              5.500% 03/01/07.............................................        4,513
   9,790    Medtronic Inc.,
              1.250% 09/15/21.............................................       10,206
                                                                             ----------
                                                                                 38,894
                                                                             ----------
            METALS AND MINING -- 0.4%
   4,995    Inco Ltd.,
              1.000% 03/14/23@(a).........................................        4,302
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.2%
  12,189    Adaptec, Inc.,
              3.000% 03/05/07.............................................       10,512
   2,000    Comverse Technology, Inc.,
              1.500% 12/01/05(a)..........................................        1,813
   4,700    Comverse Technology, Inc.,
              1.500% 12/01/05(a)..........................................        4,259
   4,940    Corning Inc.,
              3.500% 11/01/08(a)..........................................        4,854
                                                                             ----------
                                                                                 21,438
                                                                             ----------
            OILFIELD SERVICES -- 2.5%
   3,450    Diamond Offshore Drilling, Inc.,
              1.500% 04/15/31.............................................        3,161
   8,226    Hanover Compressor Company,
              4.750% 03/15/08(a)..........................................        6,571
   8,740    Loews Corporation,
              3.125% 09/15/07.............................................        8,018
   1,000    Pride International, Inc.,
              2.500% 03/01/07.............................................        1,104
   5,050    Transocean Sedco Forex Inc.,
              1.500% 05/15/21.............................................        4,747
                                                                             ----------
                                                                                 23,601
                                                                             ----------
            PHARMACEUTICALS -- 7.2%
   9,920    Amgen Inc.,
              0.920%*** 03/01/32..........................................        7,552
   2,970    Axcan Pharmaceuticals, Inc.,
              4.250% 04/15/08@............................................        3,144
   1,790    Cephalon Inc.,
              2.500% 12/15/06.............................................        1,613
   2,000    Cephalon, Inc.,
              5.250% 05/01/06.............................................        1,923

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
$  5,000    Cephalon, Inc.,
              5.250% 05/01/06.............................................   $    4,806
   2,000    Cephalon, Inc.,
              2.500% 12/15/06.............................................        1,803
  11,260    Enzon Pharmaceuticals
              4.500% 07/01/08(a)..........................................        8,797
     935    Genzyme Corporation,
              3.000% 05/15/21.............................................          912
   6,745    Genzyme Corporation,
              3.000% 05/15/21.............................................        6,576
   1,400    IVAX Corporation,
              4.500% 05/15/08.............................................        1,229
   5,700    IVAX Corporation,
              4.500% 05/15/08(a)..........................................        5,002
     170    Medicis Pharmaceutical Corporation, Inc.,
              2.500% 06/04/32(a)..........................................          204
   8,000    Medicis Pharmaceutical Corporation, Inc.,
              2.500% 06/04/32(a)..........................................        9,579
   8,940    Teva Pharmaceutical Industries Ltd.,
              0.375% 11/15/22.............................................       10,057
   1,970    Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................        1,581
   4,970    Watson Pharmaceuticals,
              1.750% 03/15/23@............................................        5,038
                                                                             ----------
                                                                                 69,816
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 1.4%
   2,000    Interpublic Group of Companies, Inc.,
              1.000%*** 12/14/21..........................................        1,648
   1,980    Interpublic Group of Companies, Inc.,
              4.500% 03/15/23@(a).........................................        2,299
   9,755    Lamar Advertising Company,
              5.250% 09/15/06.............................................        9,816
                                                                             ----------
                                                                                 13,763
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.4%
     875    Airborne Inc.,
              5.750% 04/01/07.............................................          947
   3,723    Airborne, Inc.,
              5.750% 04/01/07(a)..........................................        4,030
   5,875    GATX Corporation,
              7.500% 02/01/07.............................................        5,662
   1,805    GATX Corporation,
              7.500% 02/01/07(a)..........................................        1,740
  10,550    United Parcel Service, Inc., Class B,
              1.750% 09/27/07(a)..........................................       10,774
                                                                             ----------
                                                                                 23,153
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
   3,120    EOP Operating, LP,
              7.250%** 11/15/08...........................................        3,260
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            RETAIL -- SPECIALTY -- 1.1%
$  8,700    J.C. Penney Company, Inc.,
              5.000% 10/15/08.............................................   $    8,787
   1,950    J.C. Penney Company, Inc.,
              5.000% 10/15/08(a)..........................................        1,970
                                                                             ----------
                                                                                 10,757
                                                                             ----------
            SEMICONDUCTORS -- 9.1%
  11,875    Agere Systems Inc.
              6.500% 12/15/09.............................................       11,347
   9,745    Agilent Technologies, Inc.,
              3.000% 12/01/21.............................................        8,892
   7,880    Analog Devices, Inc.,
              4.750% 10/01/05.............................................        7,959
   7,255    AT&T Corporation -- Liberty Media Group,
              3.500% 01/15/31.............................................        4,679
   4,470    Cypress Semiconductor Corporation,
              4.000% 02/01/05(a)..........................................        3,973
   4,818    Fairchild Semiconductor Corporation,
              5.000% 11/01/08.............................................        4,469
   2,000    Fairchild Semiconductor Corporation, Class A,
              5.000% 11/01/08(a)..........................................        1,855
   4,950    General Semiconductor, Inc.,
              5.750% 12/15/06.............................................        4,653
  12,220    International Rectifier Corporation,
              4.250% 07/15/07(a)..........................................       10,783
   2,920    Kulicke & Soffa Industries Inc.,
              5.250% 08/15/06.............................................        2,040
   2,940    Kulicke & Soffa Industries Inc.,
              4.750% 12/15/06.............................................        1,937
   6,930    LSI Logic Corporation,
              4.250% 03/15/04.............................................        6,826
     990    LSI Logic Corporation,
              4.000% 11/01/06(a)..........................................          848
   4,351    LSI Logic Corporation,
              4.000% 11/01/06(a)..........................................        3,726
   3,960    Micron Technology, Inc.,
              2.500% 02/01/10@(a).........................................        3,891
  10,830    Semtech Corporation,
              4.500% 02/01/07(a)..........................................       10,221
                                                                             ----------
                                                                                 88,099
                                                                             ----------
            SOFTWARE -- 3.4%
  10,325    BEA Systems, Inc.,
              4.000% 12/15/06.............................................        9,551
   3,680    Documentum, Inc.,
              4.500% 04/01/07(a)..........................................        3,418
   4,855    HNC Software Inc.,
              5.250% 09/01/08.............................................        5,820
     900    HNC Software Inc.,
              5.250% 09/01/08.............................................        1,079
  10,540    Mercury Interactive Corporation,
              4.750% 07/01/07.............................................        9,894
   2,188    Network Associates, Inc.,
              5.250% 08/15/06(a)..........................................        2,527
                                                                             ----------
                                                                                 32,289
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SPECIALTY STORES -- 1.3%
$  5,295    Barnes & Noble, Inc.,
              5.250% 03/15/09.............................................   $    5,196
   5,920    Gap, Inc.,
              5.750% 03/15/09@............................................        7,244
                                                                             ----------
                                                                                 12,440
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 3.5%
  13,720    American Tower Corporation,
              2.250% 10/15/09.............................................       10,804
   1,250    Bell Atlantic Financial Services,
              5.750% 04/01/03.............................................        1,250
   1,000    Bell Atlantic Financial Services,
              5.750% 04/01/03.............................................        1,000
   2,900    Centurytel Inc.,
              4.750% 08/01/32@............................................        3,281
   6,800    Harris Corporation,
              3.500% 08/15/22.............................................        7,115
  11,560    Nextel Communications, Inc., Class A,
              5.250% 01/15/10(a)..........................................        9,927
                                                                             ----------
                                                                                 33,377
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $579,507).............................................      578,309
                                                                             ----------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 23.1%
            AEROSPACE AND DEFENSE -- 1.0%
  60,350    Northrop Grumman Corporation(a)...............................        5,990
  68,500    Raytheon Company(a)...........................................        3,511
                                                                             ----------
                                                                                  9,501
                                                                             ----------
            AUTOMOTIVE -- 1.3%
 426,200    General Motors Corporation, Series A..........................       10,208
 102,600    General Motors Corporation, Series B..........................        2,329
                                                                             ----------
                                                                                 12,537
                                                                             ----------
            COMMERCIAL BANKING -- 2.7%
 146,600    Commerce Capital Trust........................................        7,806
   3,300    Commerce Capital Trust II.....................................          176
 111,400    Sovereign Capital Trust II....................................        8,584
 145,000    Washington Mutual Capital Trust I.............................        7,621
  40,000    Washington Mutual Inc. .......................................        2,102
                                                                             ----------
                                                                                 26,289
                                                                             ----------
            COMMERCIAL SERVICES -- 0.5%
 138,680    Cendant Corporation!!(a)......................................        4,930
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.3%
 288,200    Ameren Corporation............................................        7,583
 120,200    Cinergy Corporation...........................................        6,707
 330,000    Duke Energy Corporation(a)....................................        4,158
 175,300    PPL Capital Fund Trust I......................................        3,241
                                                                             ----------
                                                                                 21,689
                                                                             ----------
            HEALTH SERVICES -- 0.7%
  83,200    Anthem, Inc. .................................................        6,806
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            HEAVY MACHINERY -- 1.0%
  42,000    Cummins Capital Trust I.......................................   $    1,827
 179,200    Cummins Capital Trust I.......................................        7,795
                                                                             ----------
                                                                                  9,622
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 1.1%
 219,890    Newell Financial Trust I......................................       10,197
                                                                             ----------
            INSURANCE -- 1.4%
 196,225    Prudential Financial Inc. ....................................       10,096
  66,000    Reinsurance Group of America Inc. ............................        3,143
                                                                             ----------
                                                                                 13,239
                                                                             ----------
            INTEGRATED OIL -- 0.6%
 123,000    Unocal Corporation............................................        6,073
                                                                             ----------
            METALS AND MINING -- 0.1%
  24,350    Arch Coal, Inc. ..............................................        1,424
                                                                             ----------
            MINING -- 0.5%
 214,800    Freeport McMoran Corporation!!................................        4,489
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.2%
   8,845    Lucent Technologies Inc. .....................................        7,486
 270,000    Merrill Lynch-Series Cisco....................................        3,699
                                                                             ----------
                                                                                 11,185
                                                                             ----------
            OIL AND GAS -- 0.7%
 119,200    Chesapeake Energy Corporation@................................        6,362
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.7%
 172,500    Boise Cascade Corporation.....................................        6,640
 249,040    International Paper Capital Trust.............................       12,141
 170,200    Temple-Inland Inc. ...........................................        6,799
                                                                             ----------
                                                                                 25,580
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.6%
   5,940    News Corporation Finance Trust II@............................        5,925
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
 136,100    Union Pacific Capital Trust...................................        6,941
  72,000    Union Pacific Capital Trust...................................        3,672
                                                                             ----------
                                                                                 10,613
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
 226,200    Equity Residential Properties Trust...........................        5,653
  30,000    The Rouse Company.............................................        1,500
                                                                             ----------
                                                                                  7,153
                                                                             ----------
            SEMICONDUCTORS -- 0.5%
 154,990    Motorola, Inc.(a).............................................        4,582
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.4%
 199,600    Alltel Corporation............................................        9,383
 116,000    CenturyTel, Inc. .............................................        2,843

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 228,000    Citizens Communications Company...............................   $    4,948
 113,600    Citizens Utilities Trust!!....................................        5,453
                                                                             ----------
                                                                                 22,627
                                                                             ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $228,597).............................................      220,823
                                                                             ----------
PRINCIPAL
 AMOUNT
 (000)
---------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.8%
              (Cost $6,821)
$  9,800    Nortel Networks Corporation,
              4.250% 09/01/08.............................................        7,203
                                                                             ----------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 15.5%
              (Cost $148,431)
 148,431    Nations Cash Reserves, Capital Class Shares#..................      148,431
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,096,150*)................................     112.3%   1,074,999
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................     (12.3)%
            Receivable for investment securities sold.....................   $    9,213
            Receivable for Fund shares sold...............................        3,683
            Dividends receivable..........................................          508
            Interest receivable...........................................        5,267
            Collateral on securities loaned...............................     (128,392)
            Payable for Fund shares redeemed..............................       (1,593)
            Investment advisory fee payable...............................         (518)
            Administration fee payable....................................         (183)
            Shareholder servicing and distribution fees payable...........         (183)
            Due to custodian..............................................       (2,119)
            Payable for investment securities purchased...................       (2,658)
            Accrued Trustees' fees and expenses...........................          (70)
            Accrued expenses and other liabilities........................         (300)
                                                                             ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................     (117,345)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $  957,654
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $      152
            Accumulated net realized loss on investments sold.............     (105,175)
            Net unrealized depreciation of investments....................      (21,151)
            Paid-in capital...............................................    1,083,828
                                                                             ----------
            NET ASSETS....................................................   $  957,654
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($523,270,485 / 38,008,776 shares outstanding)..............       $13.77
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($292,622,072 / 21,247,699 shares outstanding)..............       $13.77
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $14.61

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($111,468,479 / 8,173,941 shares outstanding)...............       $13.64
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($30,292,838 / 2,199,299 shares outstanding)................       $13.77
                                                                             ==========

---------------

 * Federal income tax information (see Note 11).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 @ Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $128,392.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $128,446 and $123,128, respectively.

ABBREVIATIONS:

ADR -- American Depository
  Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            COMMON STOCKS -- 63.8%
            AEROSPACE AND DEFENSE -- 1.7%
  24,602    Boeing Company..............................................   $    617
  10,770    General Dynamics Corporation................................        593
  38,168    United Technologies Corporation.............................      2,205
                                                                           --------
                                                                              3,415
                                                                           --------
            AUTOMOTIVE -- 0.5%
  28,600    Lear Corporation!!..........................................      1,011
                                                                           --------
            BEVERAGES -- 1.9%
  16,875    Anheuser-Busch Companies, Inc. .............................        787
  17,824    Coca-Cola Company...........................................        722
  55,768    PepsiCo, Inc. ..............................................      2,230
                                                                           --------
                                                                              3,739
                                                                           --------
            BROADCASTING AND CABLE -- 2.0%
 188,963    AOL Time Warner Inc.!!......................................      2,052
   9,997    Clear Channel Communications, Inc.!!........................        339
  25,745    Comcast Corporation, Class A!!..............................        708
  25,132    Viacom Inc., Class B!!......................................        918
                                                                           --------
                                                                              4,017
                                                                           --------
            BUILDING MATERIALS -- 0.6%
  18,056    American Standard Companies Inc.!!..........................      1,242
                                                                           --------
            CHEMICALS -- BASIC -- 0.4%
  20,400    E.I. duPont de Nemours and Company..........................        793
                                                                           --------
            COMMERCIAL BANKING -- 6.3%
  22,650    Bank One Corporation........................................        784
  34,507    Charter One Financial, Inc. ................................        954
 115,566    Citigroup Inc.##............................................      3,981
  25,661    Comerica Inc. ..............................................        972
  60,000    FleetBoston Financial Corporation...........................      1,433
  23,389    Hibernia Corporation, Class A...............................        397
  36,520    Sovereign Bancorp, Inc. ....................................        506
  39,550    US Bancorp..................................................        751
  56,453    Washington Mutual, Inc. ....................................      1,991
  13,973    Zions Bancorporation........................................        598
                                                                           --------
                                                                             12,367
                                                                           --------
            COMMERCIAL SERVICES -- 0.4%
  33,819    Waste Management, Inc. .....................................        716
                                                                           --------
            COMPUTER SERVICES -- 1.1%
  19,925    Automatic Data Processing, Inc. ............................        613
  24,832    Computer Sciences Corporation!!(a)..........................        808
  50,324    Convergys Corporation!!.....................................        664
                                                                           --------
                                                                              2,085
                                                                           --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
 174,295    EMC Corporation!!...........................................      1,260
  37,675    International Business Machines Corporation##...............      2,955
                                                                           --------
                                                                              4,215
                                                                           --------

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            CONGLOMERATES -- 1.0%
  33,850    Pentair, Inc. ..............................................   $  1,197
  20,883    SPX Corporation!!...........................................        713
                                                                           --------
                                                                              1,910
                                                                           --------
            CONSUMER CREDIT AND MORTGAGES -- 2.0%
  36,055    Fannie Mae..................................................      2,356
 105,525    MBNA Corporation............................................      1,588
                                                                           --------
                                                                              3,944
                                                                           --------
            DEPARTMENT AND DISCOUNT STORES -- 1.7%
   8,742    Kohl's Corporation!!........................................        495
  55,298    Wal-Mart Stores, Inc. ......................................      2,877
                                                                           --------
                                                                              3,372
                                                                           --------
            DIVERSIFIED ELECTRONICS -- 0.5%
  29,962    Cooper Industries, Ltd., Class A............................      1,070
                                                                           --------
            DIVERSIFIED MANUFACTURING -- 1.6%
   6,344    3M Company..................................................        825
  92,710    General Electric Company....................................      2,364
                                                                           --------
                                                                              3,189
                                                                           --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
  36,693    Entergy Corporation.........................................      1,767
                                                                           --------
            ELECTRIC POWER -- NUCLEAR -- 1.2%
  35,365    FirstEnergy Corporation.....................................      1,114
  21,160    FPL Group, Inc. ............................................      1,247
                                                                           --------
                                                                              2,361
                                                                           --------
            EXPLORATION AND PRODUCTION -- 0.6%
  25,730    Anadarko Petroleum Corporation..............................      1,171
                                                                           --------
            FINANCE -- MISCELLANEOUS -- 0.7%
  30,171    H & R Block, Inc. ..........................................      1,288
                                                                           --------
            FOOD AND DRUG STORES -- 0.5%
  74,357    The Kroger Company!!........................................        978
                                                                           --------
            FOOD PRODUCTS -- 0.5%
  35,012    Kellogg Company.............................................      1,073
                                                                           --------
            HEALTH SERVICES -- 2.8%
  24,309    Express Scripts, Inc.!!(a)..................................      1,354
  27,200    Quest Diagnostics Inc.!!....................................      1,624
  10,558    UnitedHealth Group Inc. ....................................        968
  20,800    Wellpoint Health Networks Inc.!!............................      1,596
                                                                           --------
                                                                              5,542
                                                                           --------
            HOUSEHOLD PRODUCTS -- 1.6%
  24,550    Colgate-Palmolive Company...................................      1,337
  20,345    Procter & Gamble Company....................................      1,811
                                                                           --------
                                                                              3,148
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            INSURANCE -- 2.2%
  37,891    ACE Ltd.!!..................................................   $  1,097
  41,300    Ambac Financial Group, Inc. ................................      2,086
  24,407    American International Group, Inc. .........................      1,207
                                                                           --------
                                                                              4,390
                                                                           --------
            INTEGRATED OIL -- 2.8%
  24,995    ChevronTexaco Corporation...................................      1,616
 115,014    Exxon Mobil Corporation##...................................      4,020
                                                                           --------
                                                                              5,636
                                                                           --------
            INVESTMENT SERVICES -- 1.6%
  61,630    Merrill Lynch & Company, Inc. ..............................      2,182
  23,975    Morgan Stanley..............................................        919
                                                                           --------
                                                                              3,101
                                                                           --------
            LODGING AND RECREATION -- 0.8%
  40,752    Brunswick Corporation.......................................        774
  30,080    Mandalay Resort Group!!.....................................        829
                                                                           --------
                                                                              1,603
                                                                           --------
            MEDICAL DEVICES AND SUPPLIES -- 2.7%
  20,753    Abbott Laboratories.........................................        781
  27,137    Boston Scientific Corporation!!.............................      1,106
  21,631    Cardinal Health, Inc. ......................................      1,232
  38,091    Johnson & Johnson...........................................      2,204
                                                                           --------
                                                                              5,323
                                                                           --------
            METALS AND MINING -- 0.4%
  22,549    Phelps Dodge Corporation!!..................................        732
                                                                           --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.6%
 120,925    Merrill Lynch-Series Cisco!!................................      1,570
 194,951    Motorola, Inc. .............................................      1,610
                                                                           --------
                                                                              3,180
                                                                           --------
            OILFIELD SERVICES -- 0.5%
  48,555    National-Oilwell, Inc.!!....................................      1,087
                                                                           --------
            PACKAGING AND CONTAINERS -- 0.4%
  15,221    Ball Corporation............................................        848
                                                                           --------
            PAPER AND FOREST PRODUCTS -- 0.3%
  17,151    International Paper Company.................................        580
                                                                           --------
            PHARMACEUTICALS -- 4.8%
  45,250    Amgen Inc.!!................................................      2,604
  78,766    Bristol-Myers Squibb Company................................      1,664
  87,300    Pfizer Inc.##...............................................      2,720
  55,967    Pharmacia Corporation.......................................      2,423
                                                                           --------
                                                                              9,411
                                                                           --------
            PUBLISHING AND ADVERTISING -- 0.6%
  56,347    Interpublic Group of Companies, Inc.(a).....................        524
  11,325    McGraw-Hill Companies, Inc. ................................        630
                                                                           --------
                                                                              1,154
                                                                           --------

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
  13,775    United Parcel Service, Inc., Class B........................   $    785
                                                                           --------
            SEMICONDUCTORS -- 2.4%
 148,796    Intel Corporation...........................................      2,422
  30,925    Linear Technology Corporation...............................        955
  13,902    Maxim Integrated Products, Inc. ............................        502
  55,300    Texas Instruments Inc. .....................................        905
                                                                           --------
                                                                              4,784
                                                                           --------
            SOFTWARE -- 3.0%
  18,959    Electronic Arts Inc.!!......................................      1,112
  32,945    Intuit Inc.!!...............................................      1,226
 112,322    Microsoft Corporation.......................................      2,719
  80,950    Oracle Corporation!!........................................        878
                                                                           --------
                                                                              5,935
                                                                           --------
            SPECIALTY STORES -- 1.4%
  33,304    Barnes & Noble, Inc.!!......................................        632
  42,358    Home Depot, Inc. ...........................................      1,032
  30,483    Ross Stores, Inc. ..........................................      1,102
                                                                           --------
                                                                              2,766
                                                                           --------
            TELECOMMUNICATIONS SERVICES -- 2.0%
  31,954    CenturyTel, Inc. ...........................................        882
 112,480    Citizens Communications Company!!...........................      1,123
  61,906    Nextel Communications, Inc., Class A!!......................        829
  33,400    Verizon Communications Inc. ................................      1,181
                                                                           --------
                                                                              4,015
                                                                           --------
            TOBACCO -- 0.9%
  56,657    Altria Group, Inc. .........................................      1,697
                                                                           --------
            UNIT INVESTMENT TRUST -- 2.4%
  57,000    Standard & Poor's Depositary Receipts.......................      4,830
                                                                           --------
            TOTAL COMMON STOCKS
              (Cost $126,681)...........................................    126,270
                                                                           --------
PRINCIPAL
 AMOUNT
 (000)
---------
            ASSET-BACKED SECURITIES -- 1.5%
            ASSET-BACKED -- AUTO LOANS -- 0.6%
$    800    AmeriCredit Automobile Receivables Trust, Series 2001-B,
              Class A4,
              5.370% 06/12/08...........................................        836
     450    Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06...........................................        479
                                                                           --------
                                                                              1,315
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.3%
$    500    Citibank Credit Card Master Trust I,
              Series 1999-5, Class A,
              6.100% 05/15/08...........................................   $    553
                                                                           --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.1%
     102    First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24...........................................        107
                                                                           --------
            ASSET-BACKED -- OTHER -- 0.5%
     900    CIT Equipment Collateral,
              Series 2002-VT1, Class A4,
              4.670% 12/21/09...........................................        944
                                                                           --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $2,756).............................................      2,919
                                                                           --------
            CORPORATE BONDS AND NOTES -- 8.9%
            AEROSPACE AND DEFENSE -- 0.1%
     151    Northrop Grumman Corporation,
              7.125% 02/15/11...........................................        175
                                                                           --------
            AUTOMOTIVE -- 0.5%
     137    Delphi Corporation,
              6.125% 05/01/04...........................................        141
     148    Ford Motor Company,
              7.450% 07/16/31...........................................        113
     362    Ford Motor Credit Company,
              5.800% 01/12/09...........................................        324
      21    General Motors Acceptance Corporation,
              6.125% 09/15/06...........................................         22
     185    General Motors Acceptance Corporation,
              6.875% 09/15/11...........................................        183
     113    General Motors Acceptance Corporation,
              8.000% 11/01/31...........................................        110
                                                                           --------
                                                                                893
                                                                           --------
            BEVERAGES -- 0.0%+
      91    Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33...........................................         95
                                                                           --------
            BROADCASTING AND CABLE -- 0.4%
     206    AOL Time Warner Inc.,
              6.150% 05/01/07(a)........................................        218
      83    AOL Time Warner Inc.,
              7.625% 04/15/31...........................................         88
      68    Clear Channel Communications, Inc.,
              6.000% 11/01/06...........................................         73
     151    Comcast Cable Communications, Inc.,
              7.125% 06/15/13...........................................        167
      21    Comcast Corporation, Class A,
              5.850% 01/15/10(a)........................................         22
      11    Lenfest Communications, Inc.,
              8.375% 11/01/05...........................................         12

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$     68    Tele-Communications, Inc., Class A,
              9.875% 06/15/22...........................................   $     86
      38    Time Warner Inc.,
              8.110% 08/15/06...........................................         42
      51    Viacom Inc., Class B,
              6.625% 05/15/11...........................................         58
      77    Viacom Inc., Class B,
              7.875% 07/30/30...........................................         96
                                                                           --------
                                                                                862
                                                                           --------
            CHEMICALS -- BASIC -- 0.0%+
      44    Dow Chemical Company,
              6.125% 02/01/11...........................................         45
      50    Dow Chemical Company,
              7.375% 11/01/29...........................................         52
                                                                           --------
                                                                                 97
                                                                           --------
            CHEMICALS -- DIVERSIFIED -- 0.0%+
      63    E.I. du Pont de Nemours and Company,
              3.375% 11/15/07...........................................         64
                                                                           --------
            CHEMICALS -- SPECIALTY -- 0.1%
      49    Praxair, Inc.,
              4.750% 07/15/07...........................................         52
      68    Praxair, Inc.,
              6.500% 03/01/08...........................................         76
                                                                           --------
                                                                                128
                                                                           --------
            COMMERCIAL BANKING -- 1.7%
     131    AmSouth Bank NA,
              4.850% 04/01/13...........................................        133
     331    Bank One Corporation,
              6.000% 08/01/08##.........................................        369
     246    Citigroup Inc.,
              7.250% 10/01/10...........................................        291
      98    Citigroup Inc.,
              6.000% 02/21/12...........................................        109
      69    City National Corporation,
              5.125% 02/15/13...........................................         69
     260    FleetBoston Financial Corporation,
              7.250% 09/15/05...........................................        290
     141    Golden West Financial Corporation,
              4.750% 10/01/12...........................................        144
     225    J.P. Morgan Chase & Company,
              5.250% 05/30/07...........................................        241
      67    Key Bank N.A.,
              7.000% 02/01/11...........................................         78
     101    Mellon Funding Corporation,
              6.700% 03/01/08...........................................        115
     102    PNC Funding Corporation,
              7.000% 09/01/04...........................................        109
     153    PNC Funding Corporation,
              5.750% 08/01/06...........................................        167
     161    Popular North America Inc., MTN, Series E,
              6.125% 10/15/06...........................................        175
     142    Regions Financial Corporation,
              7.750% 09/15/24...........................................        169

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$     53    SouthTrust Bank N.A.,
              4.750% 03/01/13...........................................   $     53
     209    US Bank N.A., Minnesota,
              6.375% 08/01/11...........................................        236
     297    Wachovia Corporation,
              4.950% 11/01/06...........................................        319
     161    Washington Mutual, Inc.,
              7.500% 08/15/06...........................................        185
     199    Wells Fargo Financial, Inc.,
              4.875% 06/12/07...........................................        213
                                                                           --------
                                                                              3,465
                                                                           --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
       7    International Business Machines Corporation,
              4.750% 11/29/12...........................................          7
     102    International Business Machines Corporation,
              6.500% 01/15/28...........................................        112
      33    International Business Machines Corporation,
              5.875% 11/29/32...........................................         34
     123    Pitney Bowes Inc.,
              4.625% 10/01/12...........................................        125
                                                                           --------
                                                                                278
                                                                           --------
            CONGLOMERATES -- 0.1%
     118    Waste Management, Inc.,
              7.375% 08/01/10...........................................        133
                                                                           --------
            CONSUMER CREDIT AND MORTGAGES -- 0.2%
      56    American Express Company,
              3.750% 11/20/07...........................................         57
     302    Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06##.........................................        323
                                                                           --------
                                                                                380
                                                                           --------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
      21    Kohl's Corporation,
              6.000% 01/15/33...........................................         21
      22    Target Corporation,
              3.375% 03/01/08...........................................         22
     106    Target Corporation,
              5.875% 03/01/12...........................................        115
     225    Wal-Mart Stores, Inc.,
              5.450% 08/01/06...........................................        246
                                                                           --------
                                                                                404
                                                                           --------
            DIVERSIFIED MANUFACTURING -- 0.1%
      58    Brickman Group, Ltd., Series B,
              11.750% 12/15/09@.........................................         62
      77    The Scotts Company, Class A,
              8.625% 01/15/09...........................................         82
                                                                           --------
                                                                                144
                                                                           --------

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- 0.2%
$    135    Cinergy Corporation,
              6.250% 09/01/04...........................................   $    140
      35    Dominion Resources, Inc.,
              5.000% 03/15/13...........................................         35
      40    Pepco Holdings, Inc.,
              5.500% 08/15/07@..........................................         42
     101    Pepco Holdings, Inc.,
              6.450% 08/15/12@..........................................        110
                                                                           --------
                                                                                327
                                                                           --------
            ELECTRIC POWER -- NUCLEAR -- 0.4%
     212    Constellation Energy Group, Inc.,
              7.600% 04/01/32...........................................        243
      83    Duquesne Light Company, Series O,
              6.700% 04/15/12...........................................         94
     132    FirstEnergy Corporation, Series B,
              6.450% 11/15/11...........................................        140
     117    Southern Company Capital Funding, Series A,
              5.300% 02/01/07...........................................        124
      66    Southern Power Company, Series B,
              6.250% 07/15/12...........................................         72
      93    Virginia Electric and Power Company, Series A,
              5.375% 02/01/07...........................................        100
                                                                           --------
                                                                                773
                                                                           --------
            EXPLORATION AND PRODUCTION -- 0.2%
     282    Anadarko Finance Company, Series B,
              7.500% 05/01/31...........................................        338
                                                                           --------
            FINANCE -- MISCELLANEOUS -- 0.5%
     105    Associates Corporation of North America,
              6.950% 11/01/18...........................................        123
      42    General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08(a)........................................         44
     372    General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32##.........................................        419
     211    Household Finance Corporation,
              5.875% 02/01/09...........................................        228
      30    Household Finance Corporation,
              6.375% 11/27/12...........................................         33
      17    Household Finance Corporation,
              7.350% 11/27/32...........................................         20
      81    Mellon Funding Corporation,
              6.400% 05/14/11...........................................         91
      90    National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09...........................................         97
                                                                           --------
                                                                              1,055
                                                                           --------
            FOOD AND DRUG STORES -- 0.1%
     202    Fred Meyer, Inc.,
              7.450% 03/01/08...........................................        230
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 0.4%
$    213    Kellogg Company, Series B,
              6.000% 04/01/06...........................................   $    234
     206    Sara Lee Corporation,
              6.250% 09/15/11...........................................        231
      68    Tyson Foods Inc., Class A,
              7.250% 10/01/06...........................................         73
     227    Unilever Capital Corporation,
              7.125% 11/01/10...........................................        269
                                                                           --------
                                                                                807
                                                                           --------
            HEALTH SERVICES -- 0.2%
      87    Cardinal Health, Inc.,
              6.750% 02/15/11...........................................        101
     193    Wellpoint Health Networks Inc.,
              6.375% 06/15/06...........................................        213
      45    Wellpoint Health Networks Inc.,
              6.375% 01/15/12...........................................         50
                                                                           --------
                                                                                364
                                                                           --------
            HEAVY MACHINERY -- 0.1%
     154    Caterpillar Finance Services Corporation,
              5.950% 05/01/06...........................................        171
                                                                           --------
            HOUSEHOLD PRODUCTS -- 0.1%
     114    Proctor & Gamble Company,
              4.750% 06/15/07...........................................        123
                                                                           --------
            HOUSING AND FURNISHING -- 0.1%
     194    Continental Homes Holding Corporation,
              10.000% 04/15/06..........................................        195
                                                                           --------
            INSURANCE -- 0.3%
      30    Marsh & McLennan Companies, Inc.,
              3.625% 02/15/08...........................................         30
      85    MetLife, Inc.,
              6.500% 12/15/32...........................................         90
      30    Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12...........................................         32
     153    Principal Life Global,
              6.250% 02/15/12@..........................................        166
      47    Progressive Corporation,
              6.250% 12/01/32...........................................         49
     212    Prudential Funding LLC, MTN,
              6.600% 05/15/08...........................................        236
                                                                           --------
                                                                                603
                                                                           --------
            INTEGRATED OIL -- 0.2%
     288    PEMEX Master Trust,
              8.625% 02/01/22...........................................        304
                                                                           --------
            INVESTMENT SERVICES -- 0.6%
     167    Bear Stearns Companies Inc.,
              4.000% 01/31/08...........................................        170
     105    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06...........................................        114

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$    179    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11...........................................   $    188
     176    Goldman Sachs Group, Inc.,
              6.875% 01/15/11...........................................        201
     152    Lehman Brothers Holdings Inc.,
              7.000% 02/01/08...........................................        174
     189    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09...........................................        209
     120    Morgan Stanley,
              6.100% 04/15/06...........................................        131
     245    Morgan Stanley,
              6.750% 04/15/11...........................................        274
                                                                           --------
                                                                              1,461
                                                                           --------
            METALS AND MINING -- 0.1%
     100    Alcoa Inc.,
              7.375% 08/01/10...........................................        118
                                                                           --------
            NATURAL GAS PIPELINES -- 0.1%
     241    Kinder Morgan, Inc.,
              6.650% 03/01/05...........................................        257
                                                                           --------
            OIL REFINING AND MARKETING -- 0.2%
     194    USX Corporation,
              6.650% 02/01/06...........................................        215
      84    Velero Energy Corporation,
              7.500% 04/15/32...........................................         90
                                                                           --------
                                                                                305
                                                                           --------
            PACKAGING AND CONTAINERS -- 0.0%+
      15    Container Corporation of America,
              9.750% 04/01/03...........................................         15
                                                                           --------
            PHARMACEUTICALS -- 0.0%+
      27    Pharmacia Corporation,
              6.600% 12/01/28...........................................         31
                                                                           --------
            PUBLISHING AND ADVERTISING -- 0.2%
      81    Gannett Company, Inc.,
              6.375% 04/01/12...........................................         93
      58    Knight-Ridder, Inc.,
              7.125% 06/01/11...........................................         68
     274    News America Holdings,
              8.150% 10/17/36...........................................        318
                                                                           --------
                                                                                479
                                                                           --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
     147    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11...........................................        168
     234    FedEx Corporation,
              6.625% 02/12/04...........................................        244
                                                                           --------
                                                                                412
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            REAL ESTATE -- 0.1%
$    129    EOP Operating LP,
              7.000% 07/15/11...........................................   $    145
      16    ERP Operating LP,
              5.200% 04/01/13...........................................         16
                                                                           --------
                                                                                161
                                                                           --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
      58    Health Care Property Investors, Inc.,
              6.450% 06/25/12...........................................         60
      59    Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04...........................................         61
                                                                           --------
                                                                                121
                                                                           --------
            TELECOMMUNICATIONS SERVICES -- 0.7%
      49    AT&T Corporation,
              8.375% 03/15/13...........................................         58
     138    BellSouth Telecommunications Inc.,
              6.375% 06/01/28...........................................        150
     124    Cox Communications, Inc., Class A,
              7.750% 11/01/10...........................................        145
     223    SBC Communications Inc.,
              6.250% 03/15/11...........................................        248
      24    Sprint Capital Corporation,
              6.125% 11/15/08...........................................         24
      58    Sprint Capital Corporation,
              8.375% 03/15/12...........................................         62
      87    Sprint Capital Corporation,
              6.900% 05/01/19...........................................         80
      28    Verizon Global Funding Corporation,
              7.750% 12/01/30...........................................         34
     224    Verizon New England Inc.,
              6.500% 09/15/11...........................................        252
     230    Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11...........................................        245
                                                                           --------
                                                                              1,298
                                                                           --------
            TOBACCO -- 0.3%
     525    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03...........................................        527
                                                                           --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $16,316)............................................     17,593
                                                                           --------
            FOREIGN BONDS AND NOTES -- 0.5%
            BUILDING MATERIALS -- 0.1%
     185    Hanson Overseas B.V.,
              6.750% 09/15/05...........................................        200
                                                                           --------
            CHEMICALS -- SPECIALTY -- 0.0%+
      23    Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13...........................................         23
                                                                           --------

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INTEGRATED OIL -- 0.2%
$    142    Conoco Funding Company,
              6.350% 10/15/11...........................................   $    161
     338    Pemex Finance Ltd.,
              5.720% 11/15/03@..........................................        342
                                                                           --------
                                                                                503
                                                                           --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      95    Canadian National Railway Company,
              6.900% 07/15/28...........................................        110
                                                                           --------
            TELECOMMUNICATIONS SERVICES -- 0.1%
      63    Deutsche Telekon International Finance B.V.,
              8.500% 06/15/10...........................................         74
      70    France Telecom SA,
              9.250% 03/01/11...........................................         84
      13    France Telecom SA,
              10.000% 03/01/31..........................................         17
                                                                           --------
                                                                                175
                                                                           --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $973)...............................................      1,011
                                                                           --------
            MORTGAGE-BACKED SECURITIES -- 11.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.6%
     290    Credit Suisse First Boston, Series 2001,
              5.088%** 12/05/13.........................................        288
   4,979    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4,
              Class X, Interest only,
              1.232%** 12/26/28.........................................        186
   6,762    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.104%** 12/15/30.........................................        270
  24,237    Vendee Mortgage Trust, Series 1998-1,
              Class 2, Interest only,
              0.436%** 09/15/27.........................................        242
  28,932    Vendee Mortgage Trust, Series 1998-3,
              Class 1, Interest only,
              0.298%** 03/15/29.........................................        207
                                                                           --------
                                                                              1,193
                                                                           --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 2.8%
       8      8.000% 01/01/04...........................................          8
      10      8.000% 07/01/10...........................................         11
   1,100      4.500% 01/15/13(a)........................................      1,117
       2      10.500% 04/01/19..........................................          2
     271      8.000% 09/01/25...........................................        295
     697      6.500% 07/01/29...........................................        727
   1,216      6.500% 09/01/32...........................................      1,269
   2,049      6.500% 11/01/32...........................................      2,137
                                                                           --------
                                                                              5,566
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 5.2%
$      1      6.500% 01/01/06...........................................   $      1
     253      8.500% 08/01/11...........................................        274
      97      7.500% 10/01/11...........................................        104
   8,300      6.000% 03/01/17(d)........................................      8,679
     189      10.000% 09/01/18..........................................        217
      99      7.000% 01/25/21...........................................        108
     588      6.500% 08/25/29...........................................        617
     144      4.311%** 08/01/36.........................................        148
                                                                           --------
                                                                             10,148
                                                                           --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 2.6%
       6      10.000% 02/15/16..........................................          6
     169      7.500% 12/15/23...........................................        182
   4,900      5.500% 08/01/32(d)........................................      5,029
                                                                           --------
                                                                              5,217
                                                                           --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $22,582)............................................     22,124
                                                                           --------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.8%
     152    Government of Canada,
              5.250% 11/05/08...........................................        170
     310    Hellenic Republic,
              6.950% 03/04/08...........................................        358
     266    Quebec (Province of),
              7.500% 09/15/29...........................................        336
     154    Region of Lombardy,
              5.804% 10/25/32...........................................        162
      45    Republic of Chile,
              5.500% 01/15/13...........................................         45
     195    Republic of Italy,
              6.000% 02/22/11...........................................        220
      29    Republic of Italy,
              6.875% 09/27/23...........................................         35
      28    Republic of Korea,
              8.875% 04/15/08(a)........................................         34
     129    United Mexican States,
              8.375% 01/14/11(a)........................................        149
                                                                           --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $1,392).............................................      1,509
                                                                           --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.5%
            FEDERAL HOME LOAN BANK (FHLB) -- 0.3%
     500      4.500% 11/15/12...........................................        510
                                                                           --------

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.3%
$    550      5.750% 01/15/12...........................................   $    616
                                                                           --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.8%
   1,250      6.125% 03/15/12...........................................      1,431
     200      6.625% 11/15/30...........................................        236
                                                                           --------
                                                                              1,667
                                                                           --------
            TENNESSEE VALLEY AUTHORITY -- 0.1%
     150      6.750% 11/01/25...........................................        177
                                                                           --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $2,862).............................................      2,970
                                                                           --------
            U.S. GOVERNMENT GUARANTEED BOND -- 0.7%
            FEDERAL HOME LOAN BANK (FHLB) -- 0.7%
              (Cost $1,481)
   1,500      2.750% 03/14/08(a)........................................      1,483
                                                                           --------
            U.S. TREASURY OBLIGATIONS -- 7.6%
            U.S. TREASURY NOTES -- 7.6%
  13,000      3.000% 01/31/04...........................................     13,199
   1,000      4.625% 05/15/06(a)........................................      1,078
     700      3.875% 02/15/13(a)........................................        703
                                                                           --------
                                                                             14,980
                                                                           --------
            U.S. TREASURY STRIPS -- 0.0%+
     100    Principal only,
              5.311% 08/15/29...........................................         25
                                                                           --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $14,972)............................................     15,005
                                                                           --------
 SHARES
---------
            WARRANTS -- 0.0%+
              (Cost $0)
     195    Solutia Inc.,
              Expire 07/15/09!!.........................................          0++
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

 SHARES                                                                     VALUE
 (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 21.1%
     514    Nations High Yield Portfolio@@..............................   $  4,731
     116    iShares Russell 1000 Index..................................      5,209
  31,808    Nations Cash Reserves, Capital Class Shares#................     31,808
                                                                           --------
            TOTAL INVESTMENT COMPANIES
              (Cost $41,824)............................................     41,748
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $231,839*)................................     117.6%   232,632
                                                                           --------
CONTRACTS
---------
            WRITTEN OPTIONS
  (2)(c)    Call option on interest rate swap, expiring on
              04/24/03. If exercised, Lehman Brothers pays
              fixed (4.67%) and receives 1 month LIBOR. Swap
              expires 04/26/13................................   $    (4)
  (2)(c)    Call option on interest rate swap, expiring on
              04/24/03. If exercised, Lehman Brothers pays
              fixed (4.27%) and receives 1 month LIBOR. Swap
              expires 04/26/13................................       (21)
                                                                 -------
            TOTAL WRITTEN OPTIONS
              (Premium $27)...................................   $   (25)
                                                                 -------
            OTHER ASSETS AND LIABILITIES (NET)................     (17.6)%
            Receivable for investment securities sold...................   $ 19,580
            Receivable for Fund shares sold.............................      1,003
            Dividends receivable........................................        203
            Interest receivable.........................................        525
            Unrealized appreciation on swap contracts...................          2
            Receivable for variation margin.............................         60
            Unrealized depreciation on swap contracts...................        (13)
            Written options, at value (premium $27).....................        (25)
            Collateral on securities loaned.............................     (8,389)
            Payable for Fund shares redeemed............................    (14,014)
            Investment advisory fee payable.............................       (120)
            Administration fee payable..................................        (43)
            Shareholder servicing and distribution fees payable.........        (90)
            Due to custodian............................................     (4,682)
            Payable for investment securities purchased.................    (28,558)
            Accrued Trustees' fees and expenses.........................        (67)
            Accrued expenses and other liabilities......................       (143)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (34,771)
                                                                           --------
            NET ASSETS........................................     100.0%  $197,861
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    352
            Accumulated net realized loss on investments sold, swaps,
              options and futures contracts.............................    (56,823)
            Net unrealized appreciation of investments, swaps, options
              and futures contracts.....................................        781
            Paid-in capital.............................................    253,551
                                                                           --------
            NET ASSETS..................................................   $197,861
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($35,514,433 / 2,162,873 shares outstanding)..............     $16.42
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($88,010,644 / 5,352,691 shares outstanding)..............     $16.44
                                                                           ========

            Maximum sales charge........................................      5.75%
            Maximum offering price per share............................     $17.44

            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($72,344,087 / 4,435,279 shares outstanding)..............     $16.31
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($1,992,025 / 122,124 shares outstanding).................     $16.31
                                                                           ========

---------------

 *Federal income tax information (see Note 11).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@
  Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $8,389.

##All or a portion of security segregated as collateral for futures contracts and TBA.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $7,307 and $7,127, respectively.

(c)
  1 contract = $1,000,000 notional amount.

(d)
  TBA -- Securities purchased on a forward commitment basis.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

Nations Classic Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
 SHARES                                                                       (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 99.6%
            AEROSPACE AND DEFENSE -- 1.6%
 206,790    Boeing Company..............................................   $    5,182
                                                                           ----------
            AIRLINES -- 0.8%
 317,000    AMR Corporation!!(a)........................................          666
 226,700    Delta Air Lines, Inc.(a)....................................        2,017
                                                                           ----------
                                                                                2,683
                                                                           ----------
            AUTOMOTIVE -- 4.5%
 835,300    Ford Motor Company(a).......................................        6,281
 157,700    General Motors Corporation..................................        5,302
 484,500    Goodyear Tire & Rubber Company(a)...........................        2,505
                                                                           ----------
                                                                               14,088
                                                                           ----------
            CHEMICALS -- SPECIALTY -- 1.8%
 251,800    Great Lakes Chemical Corporation............................        5,590
                                                                           ----------
            COMMERCIAL BANKING -- 4.4%
 311,850    FleetBoston Financial Corporation...........................        7,447
 275,300    J.P. Morgan Chase & Company.................................        6,527
                                                                           ----------
                                                                               13,974
                                                                           ----------
            COMMERCIAL SERVICES -- 3.0%
1,125,000   Solectron Corporation!!.....................................        3,398
 290,000    Waste Management, Inc. .....................................        6,142
                                                                           ----------
                                                                                9,540
                                                                           ----------
            COMPUTER SERVICES -- 5.6%
 527,570    Electronic Data Systems Corporation.........................        9,285
 910,600    Unisys Corporation!!........................................        8,432
                                                                           ----------
                                                                               17,717
                                                                           ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 5.5%
 367,080    Hewlett-Packard Company.....................................        5,708
 202,110    NCR Corporation!!(a)........................................        3,707
 935,130    Xerox Corporation!!(a)......................................        8,135
                                                                           ----------
                                                                               17,550
                                                                           ----------
            ELECTRIC POWER -- NON NUCLEAR -- 4.0%
 458,500    Edison International!!......................................        6,277
 485,200    PG & E Corporation!!........................................        6,526
                                                                           ----------
                                                                               12,803
                                                                           ----------
            ELECTRIC POWER -- NUCLEAR -- 5.9%
 629,110    Duke Energy Corporation.....................................        9,147
  68,340    Exelon Corporation..........................................        3,445
 188,800    FirstEnergy Corporation.....................................        5,947
                                                                           ----------
                                                                               18,539
                                                                           ----------
            FINANCE -- MISCELLANEOUS -- 2.9%
 539,000    CIT Group Inc. .............................................        9,088
                                                                           ----------
            FOOD AND DRUG STORES -- 6.7%
 215,600    Albertson's, Inc. ..........................................        4,064
 467,090    Safeway Inc.!!..............................................        8,843
 635,750    The Kroger Company!!........................................        8,360
                                                                           ----------
                                                                               21,267
                                                                           ----------

                                                                              VALUE
 SHARES                                                                       (000)
--------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 2.2%
 650,365    Archer-Daniels-Midland Company..............................   $    7,024
                                                                           ----------
            HEALTH SERVICES -- 1.8%
1,472,000   Service Corporation International!!(a)......................        4,092
  93,000    Tenet Healthcare Corporation!!..............................        1,553
                                                                           ----------
                                                                                5,645
                                                                           ----------
            HOUSEHOLD PRODUCTS -- 3.6%
 271,200    American Greetings Corporation, Class A!!...................        3,553
 111,220    Kimberly-Clark Corporation..................................        5,056
 199,200    Tupperware Corporation......................................        2,753
                                                                           ----------
                                                                               11,362
                                                                           ----------
            INSURANCE -- 4.9%
  72,200    American National Insurance Company.........................        5,627
 187,700    Loews Corporation...........................................        7,477
 311,300    The Phoenix Companies, Inc.(a)..............................        2,254
                                                                           ----------
                                                                               15,358
                                                                           ----------
            INTEGRATED OIL -- 1.7%
 218,200    Marathon Oil Corporation....................................        5,230
                                                                           ----------
            LODGING AND RECREATION -- 1.0%
 237,000    Hasbro, Inc. ...............................................        3,292
                                                                           ----------
            NATURAL GAS DISTRIBUTION -- 2.7%
1,391,600   El Paso Corporation(a)......................................        8,419
                                                                           ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.3%
2,039,488   Avaya Inc.!!................................................        4,161
4,821,000   Lucent Technologies Inc.!!(a)...............................        7,086
 657,000    Motorola, Inc. .............................................        5,427
                                                                           ----------
                                                                               16,674
                                                                           ----------
            PHARMACEUTICALS -- 4.7%
 364,100    Bristol-Myers Squibb Company................................        7,693
 394,500    Schering-Plough Corporation.................................        7,034
                                                                           ----------
                                                                               14,727
                                                                           ----------
            RESTAURANTS -- 2.4%
 523,625    McDonald's Corporation......................................        7,572
                                                                           ----------
            SEMICONDUCTORS -- 1.7%
 677,340    Micron Technology, Inc.!!...................................        5,514
                                                                           ----------
            SPECIALTY STORES -- 2.8%
 133,800    Sherwin-Williams Company....................................        3,536
 623,990    Toys "R" Us, Inc.!!.........................................        5,223
                                                                           ----------
                                                                                8,759
                                                                           ----------
            STEEL -- 1.4%
 447,300    United States Steel Corporation.............................        4,397
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Classic Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                              VALUE
 SHARES                                                                       (000)
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 12.6%
 492,000    BellSouth Corporation.......................................   $   10,663
 506,100    SBC Communications Inc. ....................................       10,152
 780,500    Sprint Corporation (FON Group)..............................        9,171
 287,100    Verizon Communications Inc. ................................       10,149
                                                                           ----------
                                                                               40,135
                                                                           ----------

            TOBACCO -- 4.1%
 196,400    Altria Group, Inc. .........................................       5,884
  72,100    R.J. Reynolds Tobacco Holdings, Inc. .......................       2,326
 178,000    UST Inc. ...................................................       4,913
                                                                           ---------
                                                                              13,123
                                                                           ---------
            TOTAL COMMON STOCKS
              (Cost $458,182)...........................................     315,252
                                                                           ---------
 SHARES
 (000)
--------
            INVESTMENT COMPANIES -- 13.1%
              (Cost $41,498)
  41,498    Nations Cash Reserves, Capital Class Shares#................      41,498
                                                                           ---------
            TOTAL INVESTMENTS
              (Cost $499,680*)................................     112.7%    356,750
                                                                           ---------
            OTHER ASSETS AND LIABLITIES (NET).................    (12.7)%
            Receivable for Fund shares sold.............................   $     731
            Dividends receivable........................................         515
            Collateral on securities loaned.............................     (40,152)
            Payable for Fund shares redeemed............................      (1,019)
            Investment advisory fee payable.............................        (182)
            Administration fee payable..................................         (63)
            Shareholder servicing and distribution fees payable.........         (56)
            Due to custodian............................................          (3)
            Accrued Trustees' fees and expenses.........................         (13)
            Accrued expenses and other liabilities......................         (97)
                                                                           ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (40,339)
                                                                           ---------
            NET ASSETS........................................     100.0%  $ 316,411
                                                                           =========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $   1,087
            Accumulated net realized loss on investments................      (8,241)
            Net unrealized depreciation of investments..................    (142,930)
            Paid-in capital.............................................     466,495
                                                                           ---------
            NET ASSETS..................................................   $ 316,411
                                                                           =========

                                                                             VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($239,487,871 / 31,868,392 shares outstanding)............       $7.51
                                                                           =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($15,341,018 / 2,043,912 shares outstanding)..............       $7.51
                                                                           =========

            Maximum sales charge........................................       5.75%
            Maximum offering price per share............................       $7.97

            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($27,384,409 / 3,666,759 shares outstanding)..............       $7.47
                                                                           =========
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($34,197,493 / 4,580,982 shares outstanding)..............       $7.47
                                                                           =========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $40,152.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $70,982 and $37,614, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

Nations LargeCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          COMMON STOCKS -- 95.6%
          AEROSPACE AND DEFENSE -- 3.8%
  7,500   Lockheed Martin Corporation...................................   $   357
  5,600   Northrop Grumman Corporation..................................       480
 26,225   Raytheon Company..............................................       744
 23,975   United Technologies Corporation...............................     1,385
                                                                           -------
                                                                             2,966
                                                                           -------
          AUTOMOTIVE -- 0.8%
 81,900   Ford Motor Company............................................       616
                                                                           -------
          BEVERAGES -- 2.3%
 24,000   Diageo plc, ADR...............................................       986
 19,515   PepsiCo, Inc. ................................................       781
                                                                           -------
                                                                             1,767
                                                                           -------
          BROADCASTING AND CABLE -- 4.6%
 24,700   Clear Channel Communications, Inc.!!..........................       838
 71,075   Comcast Corporation, Class A!!................................     1,954
 47,900   The Walt Disney Company.......................................       815
                                                                           -------
                                                                             3,607
                                                                           -------
          CHEMICALS -- BASIC -- 2.1%
 19,900   PPG Industries, Inc. .........................................       897
 13,600   Praxair, Inc. ................................................       766
                                                                           -------
                                                                             1,663
                                                                           -------
          COMMERCIAL BANKING -- 15.3%
 30,125   Charter One Financial, Inc. ..................................       833
101,600   Citigroup Inc. ...............................................     3,500
 26,100   Comerica Inc. ................................................       989
 81,600   FleetBoston Financial Corporation.............................     1,949
 43,954   US Bancorp....................................................       834
 68,500   Wachovia Corporation..........................................     2,334
 34,200   Wells Fargo & Company.........................................     1,539
                                                                           -------
                                                                            11,978
                                                                           -------
          COMMERCIAL SERVICES -- 0.7%
 27,400   Waste Management, Inc. .......................................       580
                                                                           -------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
 19,375   International Business Machines Corporation...................     1,520
                                                                           -------
          CONSUMER CREDIT AND MORTGAGES -- 3.4%
 37,200   American Express Company......................................     1,236
 18,200   Freddie Mac...................................................       966
 15,200   Household International, Inc.(e)..............................       416
                                                                           -------
                                                                             2,618
                                                                           -------
          DIVERSIFIED MANUFACTURING -- 1.9%
 68,975   Honeywell International Inc. .................................     1,473
                                                                           -------
 25,400   ELECTRIC POWER -- NON NUCLEAR -- 1.3%
          Consolidated Edison, Inc. ....................................       977
                                                                           -------
          ELECTRIC POWER -- NUCLEAR -- 2.8%
 20,200   American Electric Power Company, Inc. ........................       462
 31,025   Dominion Resources, Inc. .....................................     1,717
                                                                           -------
                                                                             2,179
                                                                           -------

                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          ELECTRICAL EQUIPMENT -- 0.8%
401,709   Agere Systems Inc., Class A!!.................................   $   643
                                                                           -------
          EXPLORATION AND PRODUCTION -- 1.0%
 16,600   Anadarko Petroleum Corporation................................       755
                                                                           -------
          FOOD PRODUCTS -- 1.2%
 30,800   Kellogg Company...............................................       944
                                                                           -------
          HOUSEHOLD PRODUCTS -- 1.1%
 29,200   The Estee Lauder Companies Inc., Class A......................       887
                                                                           -------
          INSURANCE -- 5.6%
 40,300   ACE Ltd. .....................................................     1,167
 26,800   American International Group, Inc. ...........................     1,326
 23,470   Prudential Financial, Inc. ...................................       686
 84,779   Travelers Property Casualty Corporation, Class A..............     1,195
    985   Travelers Property Casualty Corporation, Class B..............        14
                                                                           -------
                                                                             4,388
                                                                           -------
          INTEGRATED OIL -- 7.4%
 18,400   ChevronTexaco Corporation.....................................     1,190
 92,800   Exxon Mobil Corporation.......................................     3,244
 45,200   Occidental Petroleum Corporation..............................     1,354
                                                                           -------
                                                                             5,788
                                                                           -------
          INVESTMENT SERVICES -- 3.8%
 11,200   Goldman Sachs Group, Inc. ....................................       762
 33,200   Merrill Lynch & Company, Inc. ................................     1,176
 27,000   Morgan Stanley................................................     1,035
                                                                           -------
                                                                             2,973
                                                                           -------
          LODGING AND RECREATION -- 2.4%
 41,600   Carnival Corporation..........................................     1,003
 36,000   Starwood Hotels & Resorts Worldwide, Inc. ....................       856
                                                                           -------
                                                                             1,859
                                                                           -------
          MEDICAL DEVICES AND SUPPLIES -- 1.2%
 24,500   Abbott Laboratories...........................................       921
                                                                           -------
          METALS AND MINING -- 1.0%
 23,575   Phelps Dodge Corporation!!....................................       766
                                                                           -------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.8%
 44,000   Nokia Corporation, ADR........................................       616
                                                                           -------
          OIL REFINING AND MARKETING -- 1.9%
 28,100   ConocoPhillips................................................     1,506
                                                                           -------
          OILFIELD SERVICES -- 3.4%
 59,400   ENSCO International Inc. .....................................     1,515
 29,200   Nabors Industries, Ltd.!!.....................................     1,164
                                                                           -------
                                                                             2,679
                                                                           -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          PAPER AND FOREST PRODUCTS -- 3.5%
 40,950   Bowater Inc. .................................................   $ 1,521
 35,150   International Paper Company...................................     1,188
                                                                           -------
                                                                             2,709
                                                                           -------
          PHARMACEUTICALS -- 1.2%
 21,700   Pharmacia Corporation.........................................       940
                                                                           -------
          RAILROADS, TRUCKING AND SHIPPING -- 2.8%
 37,500   CSX Corporation...............................................     1,070
 19,700   Union Pacific Corporation.....................................     1,083
                                                                           -------
                                                                             2,153
                                                                           -------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.2%
 25,900   Boston Properties, Inc. ......................................       982
 45,500   Equity Office Properties Trust................................     1,157
 14,200   ProLogis Trust................................................       360
                                                                           -------
                                                                             2,499
                                                                           -------
          RESTAURANTS -- 0.9%
 49,275   McDonald's Corporation........................................       713
                                                                           -------
          SEMICONDUCTORS -- 3.0%
 56,500   Agilent Technologies, Inc.!!..................................       743
 24,600   KLA-Tencor Corporation!!......................................       884
 62,625   Teradyne, Inc.!!..............................................       729
                                                                           -------
                                                                             2,356
                                                                           -------
          SOFTWARE -- 1.1%
 32,749   Cadence Design Systems, Inc.!!................................       327
 34,900   PeopleSoft, Inc.!!............................................       534
                                                                           -------
                                                                               861
                                                                           -------
          SPECIALTY STORES -- 1.2%
 72,400   Limited Brands................................................       932
                                                                           -------
          STEEL -- 0.5%
 11,200   Nucor Corporation.............................................       428
                                                                           -------
          TELECOMMUNICATIONS SERVICES -- 4.1%
 48,800   BellSouth Corporation.........................................     1,057
 32,546   SBC Communications Inc. ......................................       653
 42,300   Verizon Communications Inc. ..................................     1,496
                                                                           -------
                                                                             3,206
                                                                           -------
          TOBACCO -- 1.6%
 40,700   Altria Group, Inc. ...........................................     1,219
                                                                           -------
          TOTAL COMMON STOCKS
            (Cost $79,918)..............................................    74,685
                                                                           -------

SHARES                                                                      VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 3.2%
      9   iShares Russell 1000 Value Index..............................   $   382
  2,127   Nations Cash Reserves, Capital Class Shares#..................     2,127
                                                                           -------
          TOTAL INVESTMENT COMPANIES
            (Cost $2,508)...............................................     2,509
                                                                           -------
          TOTAL INVESTMENTS
            (Cost $82,426*)...................................    98.8%     77,194
                                                                           -------
          OTHER ASSETS AND LIABLITIES (NET)...................     1.2%
          Receivable for investment securities sold.....................   $   336
          Receivable for Fund shares sold...............................       682
          Dividends receivable..........................................       173
          Receivable from administrator.................................        15
          Payable for Fund shares redeemed..............................       (97)
          Investment advisory fee payable...............................       (42)
          Shareholder servicing and distribution fees payable...........       (11)
          Accrued Trustees' fees and expenses...........................        (9)
          Accrued expenses and other liabilities........................      (100)
                                                                           -------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       947
                                                                           -------
          NET ASSETS..........................................   100.0%    $78,141
                                                                           =======
          NET ASSETS CONSIST OF:
          Undistributed net investment income...........................   $   100
          Accumulated net realized loss on investments..................    (4,975)
          Net unrealized depreciation of investments....................    (5,232)
          Paid-in capital...............................................    88,248
                                                                           -------
          NET ASSETS....................................................   $78,141
                                                                           =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

Nations LargeCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

                                                                            VALUE
-----------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($30,628,387 / 3,986,603 shares outstanding)................     $7.68
                                                                           =======
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($46,005,762 / 5,991,051 shares outstanding)................     $7.68
                                                                           =======

          Maximum sales charge..........................................     5.75%
          Maximum offering price per share..............................     $8.15

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($1,394,519 / 182,229 shares outstanding)...................     $7.65
                                                                           =======
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($112,663 / 14,731 shares outstanding)......................     $7.65
                                                                           =======

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Fair valued security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 95.5%
            AEROSPACE AND DEFENSE -- 3.7%
   49,800   Lockheed Martin Corporation...................................   $  2,368
   33,600   Northrop Grumman Corporation..................................      2,883
  178,900   Raytheon Company..............................................      5,075
  165,766   United Technologies Corporation...............................      9,578
                                                                             --------
                                                                               19,904
                                                                             --------
            AUTOMOTIVE -- 0.7%
  510,800   Ford Motor Company............................................      3,841
                                                                             --------
            BEVERAGES -- 2.3%
  167,651   Diageo plc, ADR...............................................      6,894
  135,474   PepsiCo, Inc. ................................................      5,419
                                                                             --------
                                                                               12,313
                                                                             --------
            BROADCASTING AND CABLE -- 4.6%
  164,200   Clear Channel Communications, Inc.!!..........................      5,570
  492,615   Comcast Corporation, Class A!!................................     13,542
  323,400   The Walt Disney Company.......................................      5,504
                                                                             --------
                                                                               24,616
                                                                             --------
            CHEMICALS -- BASIC -- 2.1%
  137,500   PPG Industries, Inc. .........................................      6,198
   93,000   Praxair, Inc. ................................................      5,241
                                                                             --------
                                                                               11,439
                                                                             --------
            COMMERCIAL BANKING -- 15.3%
  217,085   Charter One Financial, Inc. ..................................      6,005
  696,624   Citigroup Inc. ...............................................     23,998
  186,500   Comerica Inc. ................................................      7,065
  565,642   FleetBoston Financial Corporation.............................     13,508
  305,939   US Bancorp....................................................      5,807
  474,800   Wachovia Corporation..........................................     16,176
  225,600   Wells Fargo & Company.........................................     10,150
                                                                             --------
                                                                               82,709
                                                                             --------
            COMMERCIAL SERVICES -- 0.7%
  188,000   Waste Management, Inc. .......................................      3,982
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
  126,910   International Business Machines Corporation...................      9,954
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 3.4%
  254,773   American Express Company......................................      8,466
  125,108   Freddie Mac...................................................      6,643
  116,200   Household International, Inc.(e)..............................      3,178
                                                                             --------
                                                                               18,287
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 1.9%
  478,084   Honeywell International Inc. .................................     10,212
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.3%
  176,200   Consolidated Edison, Inc.(a)..................................      6,778
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- 2.8%
  148,000   American Electric Power Company, Inc. ........................   $  3,382
  213,014   Dominion Resources, Inc. .....................................     11,794
                                                                             --------
                                                                               15,176
                                                                             --------
            ELECTRICAL EQUIPMENT -- 0.8%
2,744,407   Agere Systems Inc., Class A!!(a)..............................      4,391
                                                                             --------
            EXPLORATION AND PRODUCTION -- 1.0%
  113,242   Anadarko Petroleum Corporation................................      5,153
                                                                             --------
            FOOD PRODUCTS -- 1.2%
  211,100   Kellogg Company...............................................      6,470
                                                                             --------
            HOUSEHOLD PRODUCTS -- 1.1%
  196,604   The Estee Lauder Companies Inc., Class A......................      5,969
                                                                             --------
            INSURANCE -- 5.6%
  260,700   ACE Ltd. .....................................................      7,547
  183,313   American International Group, Inc. ...........................      9,065
  165,771   Prudential Financial, Inc. ...................................      4,849
  581,205   Travelers Property Casualty Corporation, Class A..............      8,189
   21,172   Travelers Property Casualty Corporation, Class B..............        299
                                                                             --------
                                                                               29,949
                                                                             --------
            INTEGRATED OIL -- 7.5%
  129,338   ChevronTexaco Corporation.....................................      8,362
  642,577   Exxon Mobil Corporation.......................................     22,458
  309,971   Occidental Petroleum Corporation..............................      9,287
                                                                             --------
                                                                               40,107
                                                                             --------
            INVESTMENT SERVICES -- 3.8%
   77,100   Goldman Sachs Group, Inc. ....................................      5,249
    1,425   Lehman Brothers Holdings Inc. ................................         82
  223,743   Merrill Lynch & Company, Inc. ................................      7,921
  180,264   Morgan Stanley................................................      6,913
                                                                             --------
                                                                               20,165
                                                                             --------
            LODGING AND RECREATION -- 2.3%
  293,549   Carnival Corporation(a).......................................      7,077
  230,600   Starwood Hotels& Resorts Worldwide, Inc. .....................      5,486
                                                                             --------
                                                                               12,563
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 1.1%
  156,000   Abbott Laboratories...........................................      5,867
                                                                             --------
            METALS AND MINING -- 0.9%
  154,400   Phelps Dodge Corporation!!....................................      5,015
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.8%
  303,000   Nokia Corporation, ADR(a).....................................      4,245
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            OIL REFINING AND MARKETING -- 1.9%
  192,294   ConocoPhillips................................................   $ 10,307
                                                                             --------
            OILFIELD SERVICES -- 3.5%
  409,300   ENSCO International Inc. .....................................     10,441
  204,019   Nabors Industries, Ltd.!!.....................................      8,134
                                                                             --------
                                                                               18,575
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 3.5%
  283,720   Bowater Inc. .................................................     10,540
  246,973   International Paper Company...................................      8,348
                                                                             --------
                                                                               18,888
                                                                             --------
            PHARMACEUTICALS -- 1.2%
  148,100   Pharmacia Corporation.........................................      6,413
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.7%
  252,005   CSX Corporation...............................................      7,187
  136,651   Union Pacific Corporation.....................................      7,516
                                                                             --------
                                                                               14,703
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.3%
  177,300   Boston Properties, Inc. ......................................      6,720
  314,795   Equity Office Properties Trust................................      8,011
  107,900   ProLogis Trust................................................      2,732
                                                                             --------
                                                                               17,463
                                                                             --------
            RESTAURANTS -- 0.9%
  324,139   McDonald's Corporation........................................      4,687
                                                                             --------
            SEMICONDUCTORS -- 3.1%
  415,200   Agilent Technologies, Inc.!!..................................      5,460
  169,000   KLA-Tencor Corporation!!(a)...................................      6,074
  433,668   Teradyne, Inc.!!(a)...........................................      5,048
                                                                             --------
                                                                               16,582
                                                                             --------
            SOFTWARE -- 1.2%
  256,375   Cadence Design Systems, Inc.!!................................      2,564
  239,300   PeopleSoft, Inc.!!............................................      3,661
                                                                             --------
                                                                                6,225
                                                                             --------
            SPECIALTY STORES -- 1.2%
  499,800   Limited Brands................................................      6,432
                                                                             --------
            STEEL -- 0.5%
   77,100   Nucor Corporation.............................................      2,943
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 4.1%
  340,900   BellSouth Corporation.........................................      7,387
  230,769   SBC Communications Inc. ......................................      4,629
  289,098   Verizon Communications Inc. ..................................     10,220
                                                                             --------
                                                                               22,236
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            TOBACCO -- 1.6%
  280,448   Altria Group, Inc. ...........................................   $  8,402
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $567,212).............................................    512,961
                                                                             --------
 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 8.6%
      121   iShares Russell 1000 Value Index(a)...........................      5,264
   40,972   Nations Cash Reserves, Capital Class Shares#..................     40,972
                                                                             --------
            TOTAL INVESTMENT COMPANIES
              (Cost $46,225)..............................................     46,236
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $613,437*)..................................   104.1%     559,197
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................    (4.1)%
            Receivable for investment securities sold.....................   $  2,258
            Receivable for Fund shares sold...............................      1,630
            Dividends receivable..........................................      1,211
            Collateral on securities loaned...............................    (25,769)
            Payable for Fund shares redeemed..............................       (500)
            Investment advisory fee payable...............................       (290)
            Administration fee payable....................................       (103)
            Shareholder servicing and distribution fees payable...........        (45)
            Due to custodian..............................................         (2)
            Accrued Trustees' fees and expenses...........................       (109)
            Accrued expenses and other liabilities........................       (206)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (21,925)
                                                                             --------
            NET ASSETS..........................................   100.0%    $537,272
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    643
            Accumulated net realized loss on investments sold.............    (54,747)
            Net unrealized depreciation of investments....................    (54,240)
            Paid-in capital...............................................    645,616
                                                                             --------
            NET ASSETS....................................................   $537,272
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($451,815,165 / 53,293,111 shares outstanding)..............
                                                                                $8.48
                                                                             ========

            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($43,363,766 / 5,123,348 shares outstanding)................
                                                                                $8.46
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................      $8.98

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($37,399,385 / 4,533,089 shares outstanding)................
                                                                                $8.25
                                                                             ========

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($4,693,468 / 569,438 shares outstanding)...................
                                                                                $8.24
                                                                             ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $25,769.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $25,661 and $24,272, respectively.

(e)
  Fair valued security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 94.7%
             AEROSPACE AND DEFENSE -- 2.7%
    36,100   Northrop Grumman Corporation..................................   $  3,097
   107,000   Raytheon Company..............................................      3,036
   102,700   Rockwell Collins, Inc. .......................................      1,887
                                                                              --------
                                                                                 8,020
                                                                              --------
             CHEMICALS -- BASIC -- 2.8%
    64,000   PPG Industries, Inc. .........................................      2,885
    60,500   Praxair, Inc. ................................................      3,410
    71,100   Rohm & Haas Company...........................................      2,117
                                                                              --------
                                                                                 8,412
                                                                              --------
             CHEMICALS -- SPECIALTY -- 1.1%
   161,025   Pall Corporation..............................................      3,221
                                                                              --------
             COMMERCIAL BANKING -- 12.2%
   241,210   Charter One Financial, Inc. ..................................      6,671
   164,200   Comerica Inc. ................................................      6,219
   188,800   Compass Bancshares, Inc. .....................................      5,904
   264,900   Hibernia Corporation, Class A.................................      4,493
    75,900   Mercantile Bankshares Corporation.............................      2,576
   386,700   Sovereign Bancorp, Inc. ......................................      5,356
   115,350   Zions Bancorporation..........................................      4,935
                                                                              --------
                                                                                36,154
                                                                              --------
             COMMERCIAL SERVICES -- 1.2%
   176,100   Waste Management, Inc. .......................................      3,730
                                                                              --------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
   182,700   Pitney Bowes Inc. ............................................      5,832
                                                                              --------
             DIVERSIFIED ELECTRONICS -- 3.6%
   103,500   Cooper Industries, Ltd. ......................................      3,696
    47,200   Eastman Kodak Company.........................................      1,397
   149,325   Harris Corporation............................................      4,147
   170,500   Symbol Technologies, Inc. ....................................      1,468
                                                                              --------
                                                                                10,708
                                                                              --------
             DIVERSIFIED MANUFACTURING -- 2.2%
    72,700   Harsco Corporation............................................      2,217
    63,500   Kennametal Inc. ..............................................      1,786
   104,150   Mueller Industries, Inc.!!....................................      2,601
                                                                              --------
                                                                                 6,604
                                                                              --------
             ELECTRIC POWER -- NON NUCLEAR -- 4.3%
    87,500   Consolidated Edison, Inc. ....................................      3,366
   111,900   Entergy Corporation...........................................      5,388
   115,700   PPL Corporation...............................................      4,120
                                                                              --------
                                                                                12,874
                                                                              --------
             ELECTRIC POWER -- NUCLEAR -- 4.6%
   171,600   American Electric Power Company, Inc. ........................      3,921
    64,525   Dominion Resources, Inc. .....................................      3,573
    78,500   Energy East Corporation.......................................      1,397
    72,100   FirstEnergy Corporation.......................................      2,271
    69,000   NSTAR.........................................................      2,761
                                                                              --------
                                                                                13,923
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT -- 0.6%
 1,167,493   Agere Systems Inc., Class A!!.................................   $  1,868
                                                                              --------
             EXPLORATION AND PRODUCTION -- 0.7%
    49,950   EOG Resources, Inc. ..........................................      1,976
                                                                              --------
             FOOD PRODUCTS -- 2.4%
   110,100   Kellogg Company...............................................      3,375
   132,500   McCormick and Company, Inc. ..................................      3,199
    28,974   Smithfield Foods, Inc.!!......................................        513
                                                                              --------
                                                                                 7,087
                                                                              --------
             HEALTH SERVICES -- 4.0%
   116,700   First Health Group Corporation!!..............................      2,969
   153,900   Health Net Inc.!!.............................................      4,120
   181,900   Triad Hospitals, Inc.!!.......................................      4,893
                                                                              --------
                                                                                11,982
                                                                              --------
             HEAVY MACHINERY -- 0.6%
    49,300   Parker-Hannifin Corporation...................................      1,910
                                                                              --------
             HOUSEHOLD PRODUCTS -- 1.3%
   124,875   The Estee Lauder Companies Inc., Class A......................      3,791
                                                                              --------
             INSURANCE -- 4.9%
   192,700   ACE Ltd. .....................................................      5,578
    76,800   Ambac Financial Group, Inc. ..................................      3,879
   112,700   Lincoln National Corporation..................................      3,156
    49,800   W.R. Berkley Corporation......................................      2,134
                                                                              --------
                                                                                14,747
                                                                              --------
             INTEGRATED OIL -- 5.2%
    89,200   Kerr-McGee Corporation........................................      3,622
   123,450   Marathon Oil Corporation......................................      2,959
   131,200   Occidental Petroleum Corporation..............................      3,930
    87,900   Sunoco, Inc. .................................................      3,215
    43,600   Valero Energy Corporation.....................................      1,804
                                                                              --------
                                                                                15,530
                                                                              --------
             INVESTMENT SERVICES -- 2.6%
   134,875   A.G. Edwards, Inc. ...........................................      3,494
    60,100   Legg Mason, Inc. .............................................      2,929
    26,100   Lehman Brothers Holdings Inc. ................................      1,507
                                                                              --------
                                                                                 7,930
                                                                              --------
             LODGING AND RECREATION -- 4.5%
   175,150   Brunswick Corporation.........................................      3,328
   147,325   Carnival Corporation..........................................      3,552
   141,100   Mandalay Resort Group!!.......................................      3,889
   110,100   Starwood Hotels & Resorts Worldwide, Inc. ....................      2,619
                                                                              --------
                                                                                13,388
                                                                              --------
             METALS AND MINING -- 3.4%
   153,325   Arch Coal, Inc. ..............................................      2,915
   149,675   Newmont Mining Corporation....................................      3,914
   101,400   Phelps Dodge Corporation!!....................................      3,293
                                                                              --------
                                                                                10,122
                                                                              --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             OILFIELD SERVICES -- 3.2%
   171,700   ENSCO International Inc. .....................................   $  4,380
   176,700   GlobalSantaFe Corporation.....................................      3,649
    45,900   Precision Drilling Corporation!!..............................      1,532
                                                                              --------
                                                                                 9,561
                                                                              --------
             PACKAGING AND CONTAINERS -- 0.8%
   444,900   Crown Holdings, Inc.!!........................................      2,500
                                                                              --------
             PAPER AND FOREST PRODUCTS -- 2.9%
    86,500   Bowater Inc. .................................................      3,214
   185,500   Georgia-Pacific Corporation...................................      2,578
    75,875   Temple-Inland Inc. ...........................................      2,838
                                                                              --------
                                                                                 8,630
                                                                              --------
             PHARMACEUTICALS -- 1.1%
   173,100   Shire Pharmaceuticals Group plc, ADR!!........................      3,208
                                                                              --------
             PUBLISHING AND ADVERTISING -- 1.2%
    99,200   Dow Jones & Company, Inc. ....................................      3,516
                                                                              --------
             RAILROADS, TRUCKING AND SHIPPING -- 2.0%
   208,450   CSX Corporation...............................................      5,945
                                                                              --------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 6.0%
   132,600   Arden Realty, Inc. ...........................................      3,007
   119,975   Avalonbay Communities, Inc. ..................................      4,427
   122,700   Boston Properties, Inc. ......................................      4,651
   120,000   Equity Residential Properties Trust...........................      2,888
   120,200   ProLogis Trust................................................      3,043
                                                                              --------
                                                                                18,016
                                                                              --------
             SEMICONDUCTORS -- 4.9%
   122,900   Agilent Technologies, Inc.!!..................................      1,616
    41,700   KLA-Tencor Corporation!!......................................      1,499
   145,600   Lam Research Corporation!!....................................      1,658
   126,475   National Semiconductor Corporation!!..........................      2,155
   293,050   Tektronix, Inc.!!.............................................      5,025
   239,850   Teradyne, Inc.!!..............................................      2,792
                                                                              --------
                                                                                14,745
                                                                              --------
             SOFTWARE -- 2.0%
   124,337   Cadence Design Systems, Inc.!!................................      1,243
   230,400   Network Associates, Inc.!!....................................      3,183
   101,200   PeopleSoft, Inc.!!............................................      1,548
                                                                              --------
                                                                                 5,974
                                                                              --------
             SPECIALTY STORES -- 3.2%
   238,900   American Eagle Outfitters, Inc.!!.............................      3,469
   125,200   Barnes & Noble, Inc.!!........................................      2,378
   299,500   Limited Brands................................................      3,854
                                                                              --------
                                                                                 9,701
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             STEEL -- 0.6%
    47,200   Nucor Corporation.............................................      1,802
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost $302,143).............................................    283,407
                                                                              --------
PRINCIPAL
  AMOUNT
  (000)
----------
             CONVERTIBLE BONDS AND NOTES -- 0.6%
             SEMICONDUCTORS -- 0.6%
               (Cost $1,552)
$    2,000   Agere Systems Inc.
               6.500% 12/15/09.............................................   $  1,911
                                                                              --------
  SHARES
----------
             CONVERTIBLE PREFERRED STOCKS -- 0.8%
             PAPER AND FOREST PRODUCTS -- 0.4%
    34,310   Temple-Inland Inc. ...........................................      1,370
                                                                              --------
             STEEL -- 0.4%
    27,100   U.S. Steel Corporation........................................      1,130
                                                                              --------
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $3,157)...............................................      2,500
                                                                              --------
  SHARES
  (000)
----------
             INVESTMENT COMPANIES -- 3.5%
               (Cost $10,627)
    10,627   Nations Cash Reserves, Capital Class Shares#..................     10,627
                                                                              --------
             TOTAL INVESTMENTS
               (Cost $317,479*)..................................    99.6%     298,445
                                                                              --------
             OTHER ASSETS AND LIABILITIES (NET)..................     0.4%
             Receivable for Fund shares sold...............................   $  1,209
             Dividends receivable..........................................        661
             Interest receivable...........................................         38
             Payable for Fund shares redeemed..............................       (285)
             Investment advisory fee payable...............................       (187)
             Administration fee payable....................................        (57)
             Shareholder servicing and distribution fees payable...........         (3)
             Accrued Trustees' fees and expenses...........................         (7)
             Accrued expenses and other liabilities........................       (134)
                                                                              --------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      1,235
                                                                              --------
             NET ASSETS..........................................   100.0%    $299,680
                                                                              ========
             NET ASSETS CONSIST OF:
             Undistributed net investment income...........................   $    290
             Accumulated net realized loss on investments..................    (20,889)
             Net unrealized depreciation of investments....................    (19,034)
             Paid-in capital...............................................    339,313
                                                                              --------
             NET ASSETS....................................................   $299,680
                                                                              ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
---------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($294,086,593 / 33,720,693 shares outstanding)..............      $8.72
                                                                              ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($3,270,496 / 375,336 shares outstanding)...................      $8.71
                                                                              ========



             Maximum sales charge..........................................      5.75%
             Maximum offering price per share..............................      $9.24



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($1,960,603 / 226,226 shares outstanding)...................      $8.67
                                                                              ========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($362,516 / 41,724 shares outstanding)......................      $8.69
                                                                              ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          COMMON STOCKS -- 94.3%
          AEROSPACE AND DEFENSE -- 2.7%
 22,000   B.F. Goodrich Company.........................................   $    309
 26,200   MTC Technologies, Inc.!!......................................        506
 32,500   United Defense Industries, Inc.!!.............................        703
 21,800   Veridian Corporation!!........................................        434
                                                                           --------
                                                                              1,952
                                                                           --------
          APPAREL AND TEXTILES -- 1.4%
 13,400   Brown Shoe Company, Inc. .....................................        363
 52,400   Phillips-Van Heusen Corporation...............................        647
                                                                           --------
                                                                              1,010
                                                                           --------
          AUTOMOTIVE -- 0.8%
 12,100   Borg Warner Inc. .............................................        579
                                                                           --------
          BANK HOLDING COMPANIES -- 0.9%
 54,736   First Niagara Financial Group, Inc. ..........................        643
                                                                           --------
          BROADCASTING AND CABLE -- 0.7%
 31,700   Emmis Communications Corporation!! ...........................        535
                                                                           --------
          CHEMICALS -- SPECIALTY -- 4.4%
 39,300   Airgas, Inc.!!................................................        727
 22,650   Cambrex Corporation...........................................        544
 54,200   Millennium Chemicals Inc. ....................................        633
 34,300   NL Industries, Inc. ..........................................        552
 35,500   Spartech Corporation..........................................        687
                                                                           --------
                                                                              3,143
                                                                           --------
          COMMERCIAL BANKING -- 7.7%
 49,900   Colonial BancGroup, Inc. .....................................        561
 13,600   Community Bank Systems, Inc. .................................        427
 34,300   First Republic Bank!!.........................................        742
 31,800   First State Bancorporation....................................        680
 32,275   Fulton Financial Corporation..................................        607
 35,900   Independent Bank Corporation..................................        719
 31,400   Prosperity Bancshares, Inc. ..................................        521
 15,300   Silicon Valley Bancshares!!...................................        278
 24,800   Summit Bancshares, Inc. ......................................        474
 26,600   Superior Financial Corporation................................        492
                                                                           --------
                                                                              5,501
                                                                           --------
          COMMERCIAL SERVICES -- 3.2%
 20,800   ABM Industries Inc. ..........................................        273
 15,300   Emcor Group Inc.!!............................................        739
 41,700   Tetra Tech, Inc.!!............................................        590
 33,300   Watson Wyatt & Company Holdings!!.............................        669
                                                                           --------
                                                                              2,271
                                                                           --------
          COMPUTER SERVICES -- 1.4%
 54,300   ActivCard Corporation!!.......................................        535
148,000   Digitas Inc.!!................................................        478
                                                                           --------
                                                                              1,013
                                                                           --------
          COMPUTERS AND OFFICE EQUIPMENT -- 2.0%
 53,000   Iomega Corporation!!..........................................        588
 91,700   Western Digital Corporation!!.................................        831
                                                                           --------
                                                                              1,419
                                                                           --------

                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          CONGLOMERATES -- 0.9%
 59,500   Dycom Industries, Inc.!!......................................   $    615
                                                                           --------
          CONSUMER SERVICES -- 1.0%
 22,300   Russ Berrie & Company Inc. ...................................        714
                                                                           --------
          DIVERSIFIED ELECTRONICS -- 2.5%
 78,900   Aeroflex, Inc.!!..............................................        447
 40,800   EMS Technologies, Inc.!!......................................        570
 33,200   II-VI Inc.!!..................................................        551
 53,600   Merix Corporation!!...........................................        214
                                                                           --------
                                                                              1,782
                                                                           --------
          DIVERSIFIED MANUFACTURING -- 3.0%
  9,800   CLARCOR Inc. .................................................        355
 40,100   Federal Signal Corporation....................................        569
 21,000   Kennametal Inc. ..............................................        591
 30,400   Sensient Technologies Corporation.............................        609
                                                                           --------
                                                                              2,124
                                                                           --------
          ELECTRIC POWER -- NON NUCLEAR -- 1.0%
 18,800   WPS Resources Corporation(a)..................................        752
                                                                           --------
          ELECTRICAL EQUIPMENT -- 1.4%
 14,500   Imation Corporation!!.........................................        540
 36,600   Planar Systems Inc.!!.........................................        430
                                                                           --------
                                                                                970
                                                                           --------
          ENERGY -- MISCELLANEOUS -- 0.5%
 37,000   Avista Corporation............................................        392
                                                                           --------
          FINANCE -- MISCELLANEOUS -- 1.7%
 47,900   Brookline Bancorp, Inc. ......................................        600
 30,600   IndyMac Bancorp, Inc. ........................................        595
                                                                           --------
                                                                              1,195
                                                                           --------
          FOOD AND DRUG STORES -- 0.9%
 48,100   Duane Reade Inc.!!............................................        610
                                                                           --------
          FOOD PRODUCTS -- 1.1%
 76,700   Del Monte Foods Company!!.....................................        572
 10,100   International Multifoods Corporation!!........................        195
                                                                           --------
                                                                                767
                                                                           --------
          HEALTH SERVICES -- 1.8%
 23,200   Coventry Health Care, Inc.!!..................................        763
 34,900   VCA Antech, Inc.!!............................................        540
                                                                           --------
                                                                              1,303
                                                                           --------
          HEAVY MACHINERY -- 2.5%
 31,300   Agco Corporation!!............................................        504
 22,400   Cummins, Inc.(a)..............................................        551
 57,000   Terex Corporation!!...........................................        704
                                                                           --------
                                                                              1,759
                                                                           --------
          HOUSEHOLD PRODUCTS -- 0.7%
 62,300   Playtex Products, Inc.!!......................................        502
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          HOUSING AND FURNISHING -- 0.9%
 25,600   Standard Pacific Corporation..................................   $    653
                                                                           --------
          INSURANCE -- 7.7%
 14,000   Delphi Financial Group, Inc., Class A.........................        549
 27,600   First American Financial Corporation..........................        673
 20,500   IPC Holdings, Ltd. ...........................................        617
 32,560   Platinum Underwriters Holdings, Ltd. .........................        826
 17,200   RLI Corporation...............................................        462
 11,200   Stancorp Financial Group Inc. ................................        577
 18,400   Triad Guaranty Inc.!!.........................................        632
 13,250   W.R. Berkley Corporation......................................        568
 32,000   Zenith National Insurance(a)..................................        687
                                                                           --------
                                                                              5,591
                                                                           --------
          INTEGRATED OIL -- 1.0%
 29,800   Tom Brown, Inc.!!.............................................        721
                                                                           --------
          INVESTMENT SERVICES -- 0.6%
 20,400   American Capital Strategies, Ltd.(a)..........................        457
                                                                           --------
          LODGING AND RECREATION -- 1.7%
 21,000   JAKKS Pacific, Inc.!!.........................................        218
 44,300   Marcus Corporation............................................        602
 71,500   Six Flags, Inc.!!.............................................        400
                                                                           --------
                                                                              1,220
                                                                           --------
          MEDICAL DEVICES AND SUPPLIES -- 5.1%
 18,500   Bio-Rad Laboratories, Inc.!!..................................        661
 31,900   Coherent, Inc.!!..............................................        598
 25,300   Cooper Companies, Inc. .......................................        757
 23,300   Fisher Scientific International Inc.!!........................        651
 14,000   Mine Safety Appliances Company................................        498
 75,100   PSS World Medical, Inc.!!.....................................        490
                                                                           --------
                                                                              3,655
                                                                           --------
          METALS AND MINING -- 1.8%
 36,900   Arch Coal, Inc. ..............................................        702
 54,400   Joy Global Inc.!!.............................................        589
                                                                           --------
                                                                              1,291
                                                                           --------
          NATURAL GAS DISTRIBUTION -- 1.8%
 32,700   Atmos Energy Corporation......................................        695
 18,600   New Jersey Resources Corporation..............................        607
                                                                           --------
                                                                              1,302
                                                                           --------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.4%
122,800   3Com Corporation!!............................................        605
 13,600   Black Box Corporation.........................................        403
                                                                           --------
                                                                              1,008
                                                                           --------
          OILFIELD SERVICES -- 1.4%
108,700   Grey Wolf, Inc.!!.............................................        428
 48,700   Oil States International, Inc.!!..............................        585
                                                                           --------
                                                                              1,013
                                                                           --------
          PACKAGING AND CONTAINERS -- 1.9%
 56,000   Constar International Inc.!!..................................        355
 78,300   Crown Holdings, Inc.!!........................................        440
 31,300   Packaging Corporation of America!!............................        564
                                                                           --------
                                                                              1,359
                                                                           --------

                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          PAPER AND FOREST PRODUCTS -- 0.9%
 63,400   P.H. Glatfelter Company.......................................   $    676
                                                                           --------
          PHARMACEUTICALS -- 1.1%
 23,000   ESCO Technologies Inc.!!......................................        754
                                                                           --------
          RAILROADS, TRUCKING AND SHIPPING -- 2.7%
 58,700   Aftermarket Technology Corporation!!..........................        663
 46,500   Pacer International, Inc.!!...................................        583
 28,700   Yellow Corporation!!..........................................        692
                                                                           --------
                                                                              1,938
                                                                           --------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 6.5%
 30,700   Brandywine Realty Trust.......................................        675
 12,300   Essex Property Trust, Inc. ...................................        643
 20,600   Healthcare Realty Trust, Inc. ................................        503
 27,600   Prentiss Properties Trust.....................................        748
 20,300   PS Business Parks, Inc. ......................................        604
 26,300   SL Green Realty Corporation...................................        805
 22,200   Tanger Factory Outlet Centers, Inc. ..........................        685
                                                                           --------
                                                                              4,663
                                                                           --------
          RESTAURANTS -- 2.0%
 35,100   O'Charley's Inc.!!............................................        673
 37,200   Ruby Tuesday, Inc. ...........................................        759
                                                                           --------
                                                                              1,432
                                                                           --------
          SEMICONDUCTORS -- 2.9%
 17,600   Actel Corporation!!...........................................        300
 50,300   Avnet, Inc.!!.................................................        528
 45,500   Lam Research Corporation!!....................................        518
 58,000   Pixelworks, Inc.!!(a).........................................        319
 67,000   Skyworks Solutions, Inc.!!(a).................................        417
                                                                           --------
                                                                              2,082
                                                                           --------
          SOFTWARE -- 1.7%
112,600   Novell, Inc.!!................................................        242
 98,500   S1 Corporation!!..............................................        505
112,000   TIBCO Software Inc.!!.........................................        470
                                                                           --------
                                                                              1,217
                                                                           --------
          SPECIALTY STORES -- 5.3%
 49,700   American Eagle Outfitters, Inc.!!.............................        722
 28,600   AnnTaylor Stores Corporation!!................................        587
 52,900   Foot Locker, Inc. ............................................        566
 48,000   Kirkland's, Inc.!!............................................        600
 29,400   Regis Corporation.............................................        732
 31,900   School Specialty, Inc.!!......................................        567
                                                                           --------
                                                                              3,774
                                                                           --------
          STEEL -- 0.7%
 53,100   United States Steel Corporation...............................        522
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
-----------------------------------------------------------------------------------
          UTILITIES -- MISCELLANEOUS -- 1.0%
 32,000   Philadelphia Suburban Corporation.............................   $    702
                                                                           --------
          TOTAL COMMON STOCKS
            (Cost $70,911)..............................................     67,581
                                                                           --------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 11.8%
     11   Biotech HOLDRs Trust(a).......................................        988
  7,492   Nations Cash Reserves, Capital Class Shares#..................      7,492
                                                                           --------
          TOTAL INVESTMENT COMPANIES
            (Cost $8,397)...............................................      8,480
                                                                           --------
          TOTAL INVESTMENTS
            (Cost $79,308*)...................................     106.1%    76,061
                                                                           --------
          OTHER ASSETS AND
            LIABLITIES (NET)..................................      (6.1)%
          Receivable for investment securities sold.....................   $    503
          Receivable for Fund shares sold...............................         97
          Dividends receivable..........................................         88
          Receivable from administrator.................................         10
          Collateral on securities loaned...............................     (3,241)
          Payable for Fund shares redeemed..............................        (28)
          Investment advisory fee payable...............................        (52)
          Shareholder servicing and distribution fees payable...........         (1)
          Payable for investment securities purchased...................     (1,700)
          Accrued Trustees' fees and expenses...........................         (9)
          Accrued expenses and other liabilities........................        (41)
                                                                           --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (4,374)
                                                                           --------
          NET ASSETS..........................................     100.0%  $ 71,687
                                                                           ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...........................   $     23
          Accumulated net realized loss on investments..................     (5,870)
          Net unrealized depreciation of investments....................     (3,247)
          Paid-in capital...............................................     80,781
                                                                           --------
          NET ASSETS....................................................   $ 71,687
                                                                           ========

                                                                            VALUE
-----------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($70,167,780 / 9,079,362 shares outstanding)................      $7.73
                                                                           ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($1,122,302 / 145,532 shares outstanding)...................      $7.71
                                                                           ========

          Maximum sales charge..........................................      5.75%
          Maximum offering price per share..............................      $8.18

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($341,237 / 44,442 shares outstanding)......................      $7.68
                                                                           ========
          INVESTOR C SHARES:
          Net asset value and offering price per share& ($55,707 / 7,259
            shares outstanding).........................................      $7.67
                                                                           ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $3,241.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $3,117 and $3,071, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

Nations Marsico Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                            VALUE
                                                                            (000)
------------------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 99.7%
         Investment in Nations Master Investment Trust, Marsico Growth
           Master Portfolio*...........................................   $ 578,153
                                                                          ---------
         TOTAL INVESTMENTS...................................    99.7%      578,153
                                                                          ---------
         OTHER ASSETS AND
           LIABLITIES (NET)..................................     0.3%
         Receivable for Fund shares sold...............................   $   3,132
         Payable for Fund shares redeemed..............................      (1,177)
         Administration fee payable....................................         (61)
         Shareholder servicing and distribution fees payable...........        (218)
         Accrued Trustees' fees and expenses...........................         (42)
         Accrued expenses and other liabilities........................        (166)
                                                                          ---------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       1,468
                                                                          ---------
         NET ASSETS..........................................   100.0%    $ 579,621
                                                                          =========
         NET ASSETS CONSIST OF:
         Accumulated net realized loss on investments..................   $(188,846)
         Net unrealized appreciation of investments....................      18,170
         Paid-in capital...............................................     750,297
                                                                          ---------
         NET ASSETS....................................................   $ 579,621
                                                                          =========


                                                                            VALUE
------------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($106,436,226 / 8,907,990 shares outstanding)...............      $11.95
                                                                          =========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($279,840,120 / 23,595,558 shares outstanding)..............      $11.86
                                                                          =========

         Maximum sales charge..........................................       5.75%
         Maximum offering price per share..............................      $12.58

         INVESTOR B SHARES:
         Net asset value and offering price per share&
           ($137,431,463 / 12,022,912 shares outstanding)..............      $11.43
                                                                          =========
         INVESTOR C SHARES:
         Net asset value and offering price per share&
           ($55,912,804 / 4,885,627 shares outstanding)................      $11.44
                                                                          =========

---------------

 *
 The financial statements of the Marsico Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Growth Fund's financial statements.

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
                                                                             (000)
-------------------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 101.5%
         Investment in Nations Master Investment Trust, Strategic
           Growth Master Portfolio*....................................   $1,683,408
                                                                          ----------
         TOTAL INVESTMENTS...................................     101.5%   1,683,408
                                                                          ----------
         OTHER ASSETS AND LIABLITIES (NET)...................      (1.5)%
         Receivable for Fund shares sold...............................   $    4,972
         Payable for Fund shares redeemed..............................      (28,805)
         Administration fee payable....................................         (262)
         Shareholder servicing and distribution fees payable...........         (112)
         Accrued Trustees' fees and expenses...........................          (72)
         Accrued expenses and other liabilities........................         (349)
                                                                          ----------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (24,628)
                                                                          ----------
         NET ASSETS..........................................     100.0%  $1,658,780
                                                                          ==========
         NET ASSETS CONSIST OF:
         Undistributed net investment income...........................   $    3,349
         Accumulated net realized loss on investments..................     (600,029)
         Net unrealized depreciation of investments....................     (243,267)
         Paid-in capital...............................................    2,498,727
                                                                          ----------
         NET ASSETS....................................................   $1,658,780
                                                                          ==========


                                                                             VALUE
-------------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($1,393,259,754 / 158,712,469 shares outstanding)...........        $8.78
                                                                          ==========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($213,690,768 / 24,406,302 shares outstanding)..............        $8.76
                                                                          ==========

         Maximum sales charge..........................................        5.75%
         Maximum offering price per share..............................        $9.29

         INVESTOR B SHARES:
         Net asset value and offering price per share&
           ($38,972,484 / 4,566,151 shares outstanding)................        $8.54
                                                                          ==========
         INVESTOR C SHARES:
         Net asset value and offering price per share&
           ($12,856,891 / 1,505,464 shares outstanding)................        $8.54
                                                                          ==========

---------------

 *
 The financial statements of the Strategic Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Strategic Growth Fund's financial statements.

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

Nations Capital Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 96.1%
          AEROSPACE AND DEFENSE -- 0.7%
 24,697   United Technologies Corporation...............................   $   1,427
                                                                           ---------
          BEVERAGES -- 4.5%
 23,514   Anheuser-Busch Companies, Inc. ...............................       1,096
116,170   Coca-Cola Company.............................................       4,702
 89,893   PepsiCo, Inc. ................................................       3,596
                                                                           ---------
                                                                               9,394
                                                                           ---------
          BROADCASTING AND CABLE -- 4.6%
100,150   AOL Time Warner Inc.!!........................................       1,088
 54,258   Clear Channel Communications, Inc.!!..........................       1,840
127,050   Cox Communications, Inc., Class A!!(a)........................       3,952
 78,028   Viacom Inc., Class B!!........................................       2,850
                                                                           ---------
                                                                               9,730
                                                                           ---------
          COMMERCIAL BANKING -- 3.3%
139,450   Citigroup Inc. ...............................................       4,805
 19,750   Fifth Third Bancorp...........................................         990
 25,150   Wells Fargo & Company.........................................       1,131
                                                                           ---------
                                                                               6,926
                                                                           ---------
          COMPUTERS AND OFFICE EQUIPMENT -- 4.0%
139,600   Dell Computer Corporation!!...................................       3,813
 44,400   International Business Machines Corporation...................       3,482
 18,125   Lexmark International, Inc.!!.................................       1,213
                                                                           ---------
                                                                               8,508
                                                                           ---------
          CONSUMER CREDIT AND MORTGAGES -- 3.0%
 36,000   American Express Company......................................       1,196
 79,925   Fannie Mae....................................................       5,223
                                                                           ---------
                                                                               6,419
                                                                           ---------
          DEPARTMENT AND DISCOUNT STORES -- 6.5%
 85,450   Kohl's Corporation!!..........................................       4,835
 46,175   Target Corporation............................................       1,351
142,632   Wal-Mart Stores, Inc. ........................................       7,421
                                                                           ---------
                                                                              13,607
                                                                           ---------
          DIVERSIFIED MANUFACTURING -- 6.4%
 13,675   3M Company....................................................       1,778
461,000   General Electric Company......................................      11,756
                                                                           ---------
                                                                              13,534
                                                                           ---------
          FINANCE -- MISCELLANEOUS -- 1.6%
    993   Berkshire Hathaway Inc., Class B!!............................       2,122
 10,837   SLM Corporation...............................................       1,202
                                                                           ---------
                                                                               3,324
                                                                           ---------
          FOOD AND DRUG STORES -- 2.0%
145,475   Walgreen Company..............................................       4,289
                                                                           ---------
          HEALTH SERVICES -- 5.1%
 75,200   HCA Inc. .....................................................       3,110
 35,300   Quest Diagnostics Inc.!!......................................       2,107
 60,075   UnitedHealth Group Inc. ......................................       5,507
                                                                           ---------
                                                                              10,724
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          HOUSEHOLD PRODUCTS -- 3.8%
 61,900   Colgate-Palmolive Company.....................................   $   3,370
 52,550   Procter & Gamble Company......................................       4,679
                                                                           ---------
                                                                               8,049
                                                                           ---------
          INSURANCE -- 3.0%
 19,750   Ambac Financial Group, Inc. ..................................         998
 44,325   American International Group, Inc. ...........................       2,192
 44,800   XL Capital Ltd., Class A......................................       3,171
                                                                           ---------
                                                                               6,361
                                                                           ---------
          INTEGRATED OIL -- 1.8%
111,131   Exxon Mobil Corporation.......................................       3,884
                                                                           ---------
          INVESTMENT SERVICES -- 1.2%
 38,100   Goldman Sachs Group, Inc. ....................................       2,594
                                                                           ---------
          LODGING AND RECREATION -- 1.0%
 24,075   Harley-Davidson, Inc. ........................................         956
 46,500   Starwood Hotels & Resorts Worldwide, Inc. ....................       1,106
                                                                           ---------
                                                                               2,062
                                                                           ---------
          MEDICAL DEVICES AND SUPPLIES -- 8.7%
 84,625   Abbott Laboratories...........................................       3,183
 23,825   Cardinal Health, Inc. ........................................       1,357
149,597   Johnson & Johnson.............................................       8,657
 62,151   Medtronic, Inc. ..............................................       2,804
 50,125   St. Jude Medical, Inc.!!......................................       2,444
                                                                           ---------
                                                                              18,445
                                                                           ---------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 4.1%
553,600   Cisco Systems, Inc.!!.........................................       7,186
 40,000   QUALCOMM Inc. ................................................       1,442
                                                                           ---------
                                                                               8,628
                                                                           ---------
          PHARMACEUTICALS -- 14.1%
 82,525   Amgen Inc.!!..................................................   $   4,750
 43,975   Eli Lilly and Company.........................................       2,513
 56,325   Genentech, Inc.!!.............................................       1,972
 62,850   Merck & Company, Inc. ........................................       3,443
310,019   Pfizer Inc. ..................................................       9,661
 62,769   Pharmacia Corporation.........................................       2,718
 79,975   Teva Pharmaceutical Industries Ltd., ADR@.....................       3,331
 33,725   Wyeth.........................................................       1,275
                                                                           ---------
                                                                              29,663
                                                                           ---------
          RAILROADS, TRUCKING AND SHIPPING -- 1.8%
 42,450   Union Pacific Corporation.....................................       2,334
 25,325   United Parcel Service, Inc., Class B..........................       1,444
                                                                           ---------
                                                                               3,778
                                                                           ---------
          SEMICONDUCTORS -- 3.5%
370,907   Intel Corporation.............................................       6,039
 85,917   Texas Instruments Inc. .......................................       1,406
                                                                           ---------
                                                                               7,445
                                                                           ---------
          SOFTWARE -- 7.5%
 24,875   Affiliated Computer Services, Inc., Class A!!.................       1,101
 41,400   Electronic Arts Inc.!!........................................       2,428

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Capital Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          SOFTWARE -- (CONTINUED)
377,287   Microsoft Corporation.........................................   $   9,135
204,375   Oracle Corporation!!..........................................       2,217
 55,325   PeopleSoft, Inc.!!............................................         846
                                                                           ---------
                                                                              15,727
                                                                           ---------
          SPECIALTY STORES -- 1.9%
 88,825   Home Depot, Inc. .............................................       2,163
 43,425   Lowe's Companies, Inc. .......................................       1,773
                                                                           ---------
                                                                               3,936
                                                                           ---------
          TOBACCO -- 1.0%
 72,138   Altria Group, Inc. ...........................................       2,161
                                                                           ---------
          UNIT INVESTMENT TRUST -- 1.0%
 24,250   Standard & Poor's Depositary Receipts(a)......................       2,055
                                                                           ---------
          TOTAL COMMON STOCKS
            (Cost $184,760).............................................     202,670
                                                                           ---------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 5.8%
     60   iShares Russell 1000 Growth(a)................................       2,151
 10,018   Nations Cash Reserves, Capital Class Shares#..................      10,018
                                                                           ---------
          TOTAL INVESTMENT COMPANIES
            (Cost $12,267)..............................................      12,169
                                                                           ---------
          TOTAL INVESTMENTS
            (Cost $197,027*)..................................     101.9%    214,839
                                                                           ---------
          OTHER ASSETS AND LIABILITIES (NET)..................      (1.9)%
          Cash..........................................................   $       1
          Receivable for Fund shares sold...............................         401
          Dividends receivable..........................................         265
          Collateral on securities loaned...............................      (3,729)
          Payable for Fund shares redeemed..............................        (475)
          Investment advisory fee payable...............................        (116)
          Administration fee payable....................................         (41)
          Shareholder servicing and distribution fees payable...........         (27)
          Accrued Trustees' fees and expenses...........................        (119)
          Accrued expenses and other liabilities........................        (154)
                                                                           ---------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (3,994)
                                                                           ---------
          NET ASSETS..........................................     100.0%  $ 210,845
                                                                           =========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold.............   $ (99,739)
          Net unrealized appreciation of investments....................      17,812
          Paid-in capital...............................................     292,772
                                                                           ---------
          NET ASSETS....................................................   $ 210,845
                                                                           =========

                                                                             VALUE
-------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($158,017,317 / 28,172,270 shares outstanding)..............       $5.61
                                                                           =========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($28,895,531 / 5,265,628 shares outstanding)................       $5.49
                                                                           =========

          Maximum sales charge..........................................       5.75%
          Maximum offering price per share..............................       $5.82

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($21,125,096 / 4,255,398 shares outstanding)................       $4.96
                                                                           =========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($2,806,561 / 559,361 shares outstanding)...................       $5.02
                                                                           =========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $3,729.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $3,627 and $3,539, respectively.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

Nations Marsico Focused Equities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
                                                                             (000)
-------------------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 100.0%
         Investment in Nations Master Investment Trust, Marsico Focused
           Equities Master Portfolio*..................................   $1,559,122
                                                                          ----------
         TOTAL INVESTMENTS...................................     100.0%   1,559,122
                                                                          ----------
         OTHER ASSETS AND LIABLITIES (NET)...................       0.0%+
         Receivable for investment securities sold.....................   $    4,555
         Payable for Fund shares redeemed..............................       (2,451)
         Administration fee payable....................................         (169)
         Shareholder servicing and distribution fees payable...........         (651)
         Accrued Trustees' fees and expenses...........................          (44)
         Accrued expenses and other liabilities........................         (584)
                                                                          ----------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)......................          656
                                                                          ----------
         NET ASSETS..........................................     100.0%  $1,559,778
                                                                          ==========
         NET ASSETS CONSIST OF:
         Accumulated net realized loss on investments..................   $ (666,624)
         Net unrealized appreciation of investments....................       49,133
         Paid-in capital...............................................    2,177,269
                                                                          ----------
         NET ASSETS....................................................   $1,559,778
                                                                          ==========


                                                                             VALUE
-------------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($384,705,890 / 30,035,971 shares outstanding)..............       $12.81
                                                                          ==========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($537,957,626 / 42,372,501 shares outstanding)..............       $12.70
                                                                          ==========

         Maximum sales charge..........................................        5.75%
         Maximum offering price per share..............................       $13.47

         INVESTOR B SHARES:
         Net asset value and offering price per share&
           ($462,082,129 / 37,716,601 shares outstanding)..............       $12.25
                                                                          ==========
         INVESTOR C SHARES:
         Net asset value and offering price per share&
           ($175,032,174 / 14,243,675 shares outstanding)..............       $12.29
                                                                          ==========

---------------

 *
 The financial statements of the Marsico Focused Equities Master
 Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements

+Amount represents less than 0.1%.

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                           VALUE
SHARES                                                                     (000)
-----------------------------------------------------------------------------------
          COMMON STOCKS -- 93.2%
          AEROSPACE AND DEFENSE -- 0.5%
126,275   Rockwell Collins, Inc. .....................................   $   2,320
                                                                         ---------
          AUTOMOTIVE -- 1.3%
142,767   Carmax Inc.!!...............................................       2,080
100,025   Lear Corporation!!..........................................       3,536
                                                                         ---------
                                                                             5,616
                                                                         ---------
          BEVERAGES -- 0.9%
210,850   Pepsi Bottling Group, Inc. .................................       3,781
                                                                         ---------
          BROADCASTING AND CABLE -- 2.4%
 83,375   Cox Radio, Inc.!!...........................................       1,723
436,067   Radio One, Inc., Class D!!..................................       5,773
132,859   Univision Communications, Inc., Class A!!(a)................       3,256
                                                                         ---------
                                                                            10,752
                                                                         ---------
          BUILDING MATERIALS -- 1.1%
 71,600   American Standard Companies Inc.!!..........................       4,924
                                                                         ---------
          CHEMICALS -- BASIC -- 2.5%
 90,500   Air Products and Chemicals, Inc. ...........................       3,749
 48,800   Avery Dennison Corporation..................................       2,863
 93,537   Ecolab, Inc. ...............................................       4,615
                                                                         ---------
                                                                            11,227
                                                                         ---------
          COMMERCIAL BANKING -- 2.4%
212,205   Charter One Financial, Inc. ................................       5,870
123,025   Commerce Bancorp, Inc. .....................................       4,889
                                                                         ---------
                                                                            10,759
                                                                         ---------
          COMMERCIAL SERVICES -- 0.9%
134,804   Manpower Inc. ..............................................       4,028
                                                                         ---------
          COMPUTER SERVICES -- 2.4%
366,912   Convergys Corporation!!.....................................       4,843
453,094   CSG Systems International, Inc.!!...........................       3,928
172,575   Internet Security Systems, Inc.!!(a)........................       1,714
                                                                         ---------
                                                                            10,485
                                                                         ---------
          CONGLOMERATES -- 1.4%
170,566   Pentair, Inc. ..............................................       6,030
                                                                         ---------
          CONSTRUCTION -- 1.6%
164,625   Jacobs Engineering Group Inc.!!.............................       6,916
                                                                         ---------
          CONSUMER SERVICES -- 0.8%
 94,175   Harrah's Entertainment, Inc.!!..............................       3,362
                                                                         ---------
          DEPARTMENT AND DISCOUNT STORES -- 0.8%
 61,525   Kohl's Corporation!!........................................       3,481
                                                                         ---------

                                                                           VALUE
SHARES                                                                     (000)
-----------------------------------------------------------------------------------
          DIVERSIFIED ELECTRONICS -- 3.5%
164,081   Amphenol Corporation, Class A!!(a)..........................   $   6,686
107,619   Harris Corporation..........................................       2,989
690,505   Symbol Technologies, Inc. ..................................       5,945
                                                                         ---------
                                                                            15,620
                                                                         ---------
          DIVERSIFIED MANUFACTURING -- 1.2%
 33,875   Danaher Corporation.........................................       2,228
117,775   Kennametal Inc. ............................................       3,313
                                                                         ---------
                                                                             5,541
                                                                         ---------
          EDUCATION -- 0.7%
 61,050   Career Education Corporation!!..............................       2,987
                                                                         ---------
          ELECTRIC POWER -- NUCLEAR -- 0.3%
 19,725   FPL Group, Inc. ............................................       1,162
                                                                         ---------
          ELECTRICAL EQUIPMENT -- 0.3%
101,625   Celestica Inc.!!............................................       1,162
                                                                         ---------
          EXPLORATION AND PRODUCTION -- 0.9%
101,479   EOG Resources, Inc. ........................................       4,015
                                                                         ---------
          FINANCE -- MISCELLANEOUS -- 1.8%
 84,825   Affiliated Managers Group, Inc.!!...........................       3,526
104,550   H & R Block, Inc. ..........................................       4,463
                                                                         ---------
                                                                             7,989
                                                                         ---------
          FOOD PRODUCTS -- 0.8%
151,050   McCormick and Company, Inc. ................................       3,646
                                                                         ---------
          HEALTH SERVICES -- 9.4%
208,750   Community Health Systems!!..................................       4,277
118,257   Express Scripts, Inc.!!(a)..................................       6,585
214,400   First Health Group Corporation!!............................       5,454
345,169   Health Management Associates, Inc., Class A.................       6,558
187,550   Health Net Inc.!!...........................................       5,021
164,975   Lincare Holdings Inc.!!(a)..................................       5,063
 94,100   Quest Diagnostics Inc.!!....................................       5,617
 45,425   Wellpoint Health Networks Inc.!!............................       3,486
                                                                         ---------
                                                                            42,061
                                                                         ---------
          HOUSEHOLD PRODUCTS -- 0.6%
 81,600   Church & Dwight Company, Inc. ..............................       2,477
                                                                         ---------
          HOUSING AND FURNISHING -- 0.5%
 49,200   Mohawk Industries Inc.!!....................................       2,359
                                                                         ---------
          INSURANCE -- 4.6%
142,425   ACE Ltd. ...................................................       4,123
180,050   Ambac Financial Group, Inc. ................................       9,096
174,650   Arthur J. Gallagher & Company...............................       4,288
109,525   PMI Group, Inc. ............................................       2,798
                                                                         ---------
                                                                            20,305
                                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                           VALUE
SHARES                                                                     (000)
-----------------------------------------------------------------------------------
          INTEGRATED OIL -- 1.8%
 91,796   Apache Corporation..........................................   $   5,667
 52,025   Murphy Oil Corporation......................................       2,298
                                                                         ---------
                                                                             7,965
                                                                         ---------
          INVESTMENT SERVICES -- 1.0%
 93,641   Legg Mason, Inc.(a).........................................       4,564
                                                                         ---------
          LODGING AND RECREATION -- 2.5%
 77,675   Harley-Davidson, Inc. ......................................       3,084
473,835   Park Place Entertainment Corporation!!......................       3,374
186,831   Starwood Hotels & Resorts Worldwide, Inc. ..................       4,445
                                                                         ---------
                                                                            10,903
                                                                         ---------
          MEDICAL DEVICES AND SUPPLIES -- 3.0%
181,375   Biomet, Inc. ...............................................       5,560
116,875   DENTSPLY International Inc. ................................       4,066
 76,525   Zimmer Holdings, Inc.!!.....................................       3,721
                                                                         ---------
                                                                            13,347
                                                                         ---------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.1%
554,750   Tekelec!!...................................................       4,815
                                                                         ---------
          OIL REFINING AND MARKETING -- 0.7%
100,800   Noble Corporation!!.........................................       3,167
                                                                         ---------
          OILFIELD SERVICES -- 6.3%
118,675   BJ Services Company!!.......................................       4,081
162,617   ENSCO International Inc. ...................................       4,148
174,936   GlobalSantaFe Corporation...................................       3,612
185,825   Grant Prideco Inc.!!........................................       2,241
100,471   Nabors Industries, Ltd.!!...................................       4,006
201,700   National-Oilwell, Inc.!!....................................       4,516
164,142   Smith International, Inc.!!(a)..............................       5,784
                                                                         ---------
                                                                            28,388
                                                                         ---------
          PHARMACEUTICALS -- 9.4%
 59,450   Allergan, Inc. .............................................       4,055
123,862   Barr Laboratories, Inc.!!...................................       7,061
 92,924   Biovail Corporation!!.......................................       3,705
137,875   Gilead Sciences, Inc.!!.....................................       5,789
106,725   IDEC Pharmaceuticals Corporation!!(a).......................       3,673
101,825   MedImmune, Inc.!!...........................................       3,343
477,286   Millennium Pharmaceuticals, Inc.!!..........................       3,751
256,403   Shire Pharmaceuticals Group plc, ADR!!(a)...................       4,751
156,800   Taro Pharmaceutical Industries Ltd.!!.......................       6,003
                                                                         ---------
                                                                            42,131
                                                                         ---------
          PUBLISHING AND ADVERTISING -- 1.5%
148,535   Lamar Advertising Company!!.................................       4,360
 45,625   Scholastic Corporation!!(a).................................       1,227
 17,635   The McClatchy Company.......................................         945
                                                                         ---------
                                                                             6,532
                                                                         ---------

                                                                           VALUE
SHARES                                                                     (000)
-----------------------------------------------------------------------------------
          RAILROADS, TRUCKING AND SHIPPING -- 1.0%
126,270   Expeditors International of Washington, Inc. ...............   $   4,539
                                                                         ---------
          RESTAURANTS -- 1.0%
236,800   Darden Restaurants, Inc. ...................................       4,227
                                                                         ---------
          SEMICONDUCTORS -- 5.5%
120,000   Analog Devices, Inc.!!......................................       3,300
135,563   Linear Technology Corporation...............................       4,185
116,598   Maxim Integrated Products, Inc. ............................       4,212
111,250   Microchip Technology Inc. ..................................       2,214
152,047   MKS Instruments Inc.!!(a)...................................       1,901
159,711   Novellus Systems, Inc.!!(a).................................       4,354
195,575   Teradyne, Inc.!!............................................       2,276
 87,259   Xilinx, Inc.!!..............................................       2,043
                                                                         ---------
                                                                            24,485
                                                                         ---------
          SOFTWARE -- 7.6%
195,350   Affiliated Computer Services, Inc., Class A!!...............       8,645
212,442   BEA Systems, Inc.!!.........................................       2,165
391,946   Citrix Systems, Inc.!!......................................       5,158
112,500   Electronic Arts Inc.!!......................................       6,597
 85,148   Intuit Inc.!!...............................................       3,168
155,775   Network Associates, Inc.!!..................................       2,151
 88,400   PeopleSoft, Inc.!!..........................................       1,353
537,753   Quest Software, Inc.!!(a)...................................       4,840
                                                                         ---------
                                                                            34,077
                                                                         ---------
          SPECIALTY STORES -- 6.1%
202,933   Bed Bath & Beyond Inc.!!....................................       7,008
514,968   Circuit City Stores - Circuit City Group....................       2,678
320,900   Limited Brands..............................................       4,130
101,325   Ross Stores, Inc. ..........................................       3,663
219,075   Staples, Inc.!!.............................................       4,016
244,986   Tiffany & Company...........................................       6,125
                                                                         ---------
                                                                            27,620
                                                                         ---------
          TELECOMMUNICATIONS SERVICES -- 0.6%
189,350   Nextel Communications, Inc., Class A!!......................       2,535
                                                                         ---------
          TOBACCO -- 0.5%
 75,425   R.J. Reynolds Tobacco Holdings, Inc. .......................       2,433
                                                                         ---------
          TOTAL COMMON STOCKS
            (Cost $447,849)...........................................     414,733
                                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

SHARES                                                                     VALUE
 (000)                                                                     (000)
-----------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 12.2%
     83   iShares Nasdaq Biotechnology Index(a).......................   $   4,233
 49,870   Nations Cash Reserves, Capital Class Shares#................      49,870
                                                                         ---------
          TOTAL INVESTMENT COMPANIES
            (Cost $54,064)............................................      54,103
                                                                         ---------
          TOTAL INVESTMENTS
            (Cost $501,913*)................................     105.4%    468,836
                                                                         ---------
          OTHER ASSETS AND LIABILITIES (NET)................      (5.4)%
          Cash........................................................   $       1
          Receivable for investment securities sold...................       2,444
          Receivable for Fund shares sold.............................         411
          Dividends receivable........................................         243
          Collateral on securities loaned.............................     (23,653)
          Payable for Fund shares redeemed............................      (1,696)
          Investment advisory fee payable.............................        (248)
          Administration fee payable..................................         (88)
          Shareholder servicing and distribution fees payable.........         (24)
          Payable for investment securities purchased.................      (1,183)
          Accrued Trustees' fees and expenses.........................         (57)
          Accrued expenses and other liabilities......................        (180)
                                                                         ---------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (24,030)
                                                                         ---------
          NET ASSETS........................................     100.0%  $ 444,806
                                                                         =========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold...........   $(232,276)
          Net unrealized depreciation of investments..................     (33,077)
          Paid-in capital.............................................     710,159
                                                                         ---------
          NET ASSETS..................................................   $ 444,806
                                                                         =========

                                                                           VALUE
-----------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($402,987,500 / 46,547,242 shares outstanding)............       $8.66
                                                                         =========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($18,119,872 / 2,175,841 shares outstanding)..............       $8.33
                                                                         =========

          Maximum sales charge........................................       5.75%
          Maximum offering price per share............................       $8.84

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($21,990,171 / 2,945,785 shares outstanding)..............       $7.46
                                                                         =========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($1,708,909 / 227,577 shares outstanding).................       $7.51
                                                                         =========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $23,653.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $27,871 and $22,446, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

Nations Marsico 21st Century Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.1%
            AIRLINES -- 6.7%
  47,004    JetBlue Airways Corporation!! (a).............................   $  1,302
  44,766    Ryanair Holdings plc, ADR!! (a)...............................      1,857
                                                                             --------
                                                                                3,159
                                                                             --------
            AUTOMOTIVE -- 6.6%
  10,758    AutoZone, Inc.!!..............................................        739
  85,926    Bayerische Motoren Werke (BMW) AG.............................      2,382
                                                                             --------
                                                                                3,121
                                                                             --------
            BROADCASTING AND CABLE -- 6.5%
  53,884    Clear Channel Communications, Inc.!!..........................      1,828
  34,194    Viacom Inc., Class B!!........................................      1,249
                                                                             --------
                                                                                3,077
                                                                             --------
            COMMERCIAL BANKING -- 3.5%
  48,108    Citigroup Inc. ...............................................      1,657
                                                                             --------
            COMMERCIAL SERVICES -- 3.8%
  12,800    eBay Inc.!!...................................................      1,092
  25,240    Heineken Holding NV 'A'.......................................        716
                                                                             --------
                                                                                1,808
                                                                             --------
            COMPUTER SERVICES -- 1.6%
  14,644    Fair, Isaac and Company Inc. .................................        744
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.5%
  78,684    Dell Computer Corporation!!...................................      2,149
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 0.5%
   3,314    Fannie Mae....................................................        217
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 7.8%
  17,680    SLM Corporation...............................................      1,961
  39,534    UCBH Holdings Inc. ...........................................      1,739
                                                                             --------
                                                                                3,700
                                                                             --------
            HEALTH SERVICES -- 4.0%
  20,592    UnitedHealth Group Inc. ......................................      1,888
                                                                             --------
            INVESTMENT SERVICES -- 1.4%
  18,862    Jefferies Group, Inc. ........................................        678
                                                                             --------
            LODGING AND RECREATION -- 6.5%
  30,165    Four Seasons Hotels Inc.(a)...................................        820
  29,724    Harley-Davidson, Inc. ........................................      1,180
  70,546    Wynn Resorts, Ltd.!!..........................................      1,089
                                                                             --------
                                                                                3,089
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 4.2%
  68,362    Cisco Systems, Inc.!!.........................................        887
  30,870    QUALCOMM Inc. ................................................      1,114
                                                                             --------
                                                                                2,001
                                                                             --------

                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 8.5%
  19,240    Amgen Inc.!!..................................................   $  1,107
  36,858    Genentech, Inc.!!.............................................      1,290
  23,998    IDEC Pharmaceuticals Corporation!!(a).........................        826
  50,718    Inspire Pharmaceuticals Inc.!!................................        795
                                                                             --------
                                                                                4,018
                                                                             --------
            PUBLISHING AND ADVERTISING -- 4.3%
 147,566    Marvel Enterprises, Inc.!!(a).................................      2,039
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 3.6%
  31,028    FedEx Corporation.............................................      1,709
                                                                             --------
            RESTAURANTS -- 2.3%
  42,032    Starbucks Corporation!!.......................................      1,083
                                                                             --------
            SOFTWARE -- 6.5%
  35,952    Intuit Inc.!!.................................................      1,338
  28,508    Mercury Interactive Corporation!!.............................        846
  52,344    VERITAS Software Corporation!!................................        920
                                                                             --------
                                                                                3,104
                                                                             --------
            SPECIALTY STORES -- 5.2%
  50,124    Gart Sports Company!!(a)......................................        956
  36,748    Lowe's Companies, Inc. .......................................      1,500
                                                                             --------
                                                                                2,456
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 10.1%
  52,050    Amdocs Ltd.!!.................................................        691
  76,409    Echostar Communications Corporation!!.........................      2,206
 145,718    Nextel Communications, Inc., Class A!!........................      1,951
                                                                             --------
                                                                                4,848
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $44,547)..............................................     46,545
                                                                             --------
            PREFERRED STOCKS -- 0.9%
              (Cost $464)
            AUTOMOTIVE -- 0.9%
   1,522    Porsche AG....................................................        428
                                                                             --------
PRINCIPAL
 AMOUNT
 (000)
---------
            SHORT TERM INVESTMENTS -- 1.9%
            FEDERAL HOME LOAN BANK (FHLB) -- 1.9%
              (Cost $900)
$    900    1.140%*** 04/01/03............................................        900
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico 21st Century Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

 SHARES                                                                       VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 13.1%
              (Cost $6,226)
   6,226    Nations Cash Reserves, Capital Class Shares#..................   $  6,226
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $52,137*)...................................   114.0%      54,099
                                                                             --------
            OTHER ASSETS AND
              LIABLITIES (NET)..................................   (14.0)%
            Receivable for investment securities sold.....................   $    758
            Receivable for Fund shares sold...............................         26
            Dividends receivable..........................................          5
            Collateral on securities loaned...............................     (6,131)
            Payable for Fund shares redeemed..............................        (25)
            Investment advisory fee payable...............................        (30)
            Administration fee payable....................................         (9)
            Shareholder servicing and distribution fees payable...........        (30)
            Due to custodian..............................................         (3)
            Payable for investment securities purchased...................     (1,053)
            Accrued Trustees' fees and expenses...........................        (25)
            Accrued expenses and other liabilities........................       (107)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................     (6,624)
                                                                             --------
            NET ASSETS..........................................   100.0%    $ 47,475
                                                                             ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments..................   $(39,466)
            Net unrealized appreciation of investments....................      1,962
            Paid-in capital...............................................     84,979
                                                                             --------
            NET ASSETS....................................................   $ 47,475
                                                                             ========

                                                                              VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($3,542,593 / 567,794 shares outstanding)...................      $6.24
                                                                             ========

            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($10,853,129 / 1,753,140 shares outstanding)................      $6.19
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................      $6.57

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($29,561,954 / 4,884,044 shares outstanding)................
                                                                                $6.05
                                                                             ========

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,517,479 / 581,215 shares outstanding)...................
                                                                                $6.05
                                                                             ========

---------------

 *Federal income tax information (see Note 11).

 ***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $6,131.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $6,322 and $5,867, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

Nations Small Company Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 88.1%
          AEROSPACE AND DEFENSE -- 0.9%
215,793   Triumph Group, Inc.!!.........................................   $   4,845
                                                                           ---------
          AIRLINES -- 0.8%
425,724   SkyWest, Inc. ................................................       4,389
                                                                           ---------
          APPAREL AND TEXTILES -- 1.0%
152,184   Columbia Sportswear Company!!.................................       5,657
                                                                           ---------
          BEVERAGES -- 0.9%
232,115   Constellation Brands, Inc.!!(a)...............................       5,269
                                                                           ---------
          BROADCASTING AND CABLE -- 1.3%
162,541   Entercom Communications Corporation!!.........................       7,137
                                                                           ---------
          CHEMICALS -- BASIC -- 2.5%
569,766   Agrium Inc. ..................................................       6,125
342,868   Delta and Pine Land Company...................................       7,752
                                                                           ---------
                                                                              13,877
                                                                           ---------
          COMMERCIAL BANKING -- 5.8%
362,684   City National Corporation.....................................      15,937
293,274   F.N.B. Corporation............................................       8,399
329,117   National Commerce Financial Corporation.......................       7,800
                                                                           ---------
                                                                              32,136
                                                                           ---------
          COMMERCIAL SERVICES -- 1.7%
172,110   Iron Mountain Inc.!!(a).......................................       6,583
341,487   Trammell Crow Company!!.......................................       2,718
                                                                           ---------
                                                                               9,301
                                                                           ---------
          COMPUTER SERVICES -- 2.3%
316,300   Pegasus Solutions Inc.!!......................................       3,543
104,862   Syntel, Inc.!!................................................       2,010
422,651   Tier Technologies, Inc., Class B!!............................       4,277
441,429   Virage Logic Corporation!!....................................       2,759
                                                                           ---------
                                                                              12,589
                                                                           ---------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
269,361   Avocent Corporation!!.........................................       6,287
298,082   Plexus Corporation!!..........................................       2,727
                                                                           ---------
                                                                               9,014
                                                                           ---------
          CONSUMER SERVICES -- 1.6%
105,028   Rent-A-Center, Inc.!!.........................................       5,746
309,000   ValueVision Media, Inc., Class A!!............................       3,112
                                                                           ---------
                                                                               8,858
                                                                           ---------
          DIVERSIFIED ELECTRONICS -- 3.5%
822,682   Aeroflex, Inc.!!..............................................       4,656
506,713   Anaren Microwave, Inc.!!......................................       4,383
210,785   Dionex Corporation!!..........................................       6,962
435,478   Sypris Solutions, Inc. .......................................       3,432
                                                                           ---------
                                                                              19,433
                                                                           ---------
          DIVERSIFIED MANUFACTURING -- 1.4%
109,821   Actuant Corporation, Class A!!................................       3,860
153,537   Mueller Industries, Inc.!!....................................       3,834
                                                                           ---------
                                                                               7,694
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          EDUCATION -- 3.3%
241,056   Career Education Corporation!!................................   $  11,793
158,890   Education Management Corporation!!............................       6,319
                                                                           ---------
                                                                              18,112
                                                                           ---------
          FINANCE -- MISCELLANEOUS -- 3.5%
272,991   Affiliated Managers Group, Inc.!!(a)..........................      11,348
369,138   Boston Private Financial Holdings, Inc. ......................       5,522
168,707   Investment Technology Group, Inc.!!...........................       2,357
                                                                           ---------
                                                                              19,227
                                                                           ---------
          FOOD PRODUCTS -- 0.9%
180,327   Corn Products International, Inc. ............................       5,258
                                                                           ---------
          HEALTH SERVICES -- 7.1%
131,603   Centene Corporation!!(a)......................................       3,844
465,976   Orthodontic Centers of America, Inc.!!(a).....................       2,428
602,838   Province Healthcare Company!!(a)..............................       5,335
140,075   Stericycle, Inc.!!............................................       5,265
362,681   Triad Hospitals, Inc.!!.......................................       9,757
773,256   US Oncology, Inc.!!...........................................       5,490
472,728   VCA Antech, Inc.!!............................................       7,313
 20,817   WellChoice Inc.!!.............................................         439
                                                                           ---------
                                                                              39,871
                                                                           ---------
          HOUSING AND FURNISHING -- 0.7%
141,306   Ethan Allen Interiors Inc. ...................................       4,159
                                                                           ---------
          INSURANCE -- 3.7%
181,969   Delphi Financial Group, Inc., Class A.........................       7,130
150,566   Endurance Specialty Holdings Ltd.!!(a)........................       3,642
130,848   IPC Holdings, Ltd. ...........................................       3,937
235,388   The Phoenix Companies, Inc.(a)................................       1,704
118,565   Triad Guaranty Inc.!!.........................................       4,074
                                                                           ---------
                                                                              20,487
                                                                           ---------
          INTEGRATED OIL -- 1.7%
240,095   AGL Resources Inc. ...........................................       5,673
219,365   Remington Oil & Gas Corporation!!.............................       3,736
                                                                           ---------
                                                                               9,409
                                                                           ---------
          LODGING AND RECREATION -- 2.1%
576,687   Shuffle Master, Inc.!!........................................      11,621
                                                                           ---------
          MEDICAL DEVICES AND SUPPLIES -- 4.5%
431,153   Cooper Companies, Inc.(a).....................................      12,891
224,645   Exact Sciences Corporation!!..................................       2,316
115,516   Vital Signs Inc. .............................................       3,067
391,475   Wright Medical Group, Inc.!!..................................       6,859
                                                                           ---------
                                                                              25,133
                                                                           ---------
          NATURAL GAS DISTRIBUTION -- 1.2%
199,435   Energen Corporation...........................................       6,394
                                                                           ---------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
502,640   AudioCodes Ltd.!!(a)..........................................       1,327
995,881   C-COR.Net Corporation!!.......................................       3,286
950,000   Hypercom Corporation!!........................................       3,563

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Small Company Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- (CONTINUED)
493,156   REMEC, Inc.!!.................................................   $   2,367
180,810   Tollgrade Communications, Inc.!!..............................       2,595
                                                                           ---------
                                                                              13,138
                                                                           ---------
          OILFIELD SERVICES -- 5.9%
113,031   Atwood Oceanics, Inc.!!.......................................       2,853
370,325   Cal Dive International, Inc.!!................................       6,670
152,590   Patterson-UTI Energy, Inc.!!..................................       4,938
114,716   Precision Drilling Corporation!!..............................       3,828
533,344   Pride International, Inc.!!...................................       7,195
394,250   Varco International, Inc.!!...................................       7,218
                                                                           ---------
                                                                              32,702
                                                                           ---------
          PHARMACEUTICALS -- 7.1%
560,100   Allos Therapeutics Inc.!!(a)..................................       2,240
263,537   Alpharma Inc., Class A(a).....................................       4,725
346,249   Array BioPharma Inc.!!........................................       1,478
289,750   AtheroGenics, Inc.!!..........................................       2,712
242,100   Axcan Pharma Inc.!!(a)........................................       2,508
284,750   BioMarin Pharmaceutical Inc.!!................................       3,232
286,190   Martek Biosciences Corporation!!..............................       8,162
163,602   Medicis Pharmaceutical Corporation, Class A!!(a)..............       9,096
325,856   Shire Pharmaceuticals Group plc, ADR!!(a).....................       6,038
                                                                           ---------
                                                                              40,191
                                                                           ---------
          PUBLISHING AND ADVERTISING -- 0.5%
 87,500   R.H. Donnelley Corporation!!..................................       2,597
                                                                           ---------
          RAILROADS, TRUCKING AND SHIPPING -- 2.0%
100,958   Heartland Express, Inc.!!.....................................       1,936
160,090   Knight Transportation, Inc.!!.................................       3,153
278,517   RailAmerica, Inc. ............................................       1,699
328,690   RailAmerica, Inc.!!...........................................       2,005
 81,861   UTI Worldwide, Inc. ..........................................       2,292
                                                                           ---------
                                                                              11,085
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          RESTAURANTS -- 3.3%
259,551   CEC Entertainment Inc.!!......................................       7,062
229,417   Jack in the Box Inc.!!........................................       4,155
252,660   RARE Hospitality International, Inc.!!........................       7,034
                                                                           ---------
                                                                              18,251
                                                                           ---------

          SEMICONDUCTORS -- 2.8%
164,360   Cymer, Inc.!!(a)..............................................   $   3,887
354,812   LTX Corporation!!.............................................       1,774
249,075   MKS Instruments Inc.!!........................................       3,113
633,687   Oak Technology, Inc.!!........................................       2,237
694,584   TriQuint Semiconductor, Inc.!!................................       1,959
113,550   Varian Semiconductor Equipment Associates, Inc.!!.............       2,310
                                                                           ---------
                                                                              15,280
                                                                           ---------
          SOFTWARE -- 4.0%
535,650   Borland Software Corporation!!................................       4,928
169,291   EPIQ Systems, Inc.!!..........................................       3,250
282,836   Hyperion Solutions Corporation!!..............................       6,859
342,549   Lawson Software, Inc.!!.......................................       1,589
277,800   Manhattan Associates, Inc.!!(a)...............................       4,870
176,513   TTI Team Telecom International Ltd.!!(a)......................         883
                                                                           ---------
                                                                              22,379
                                                                           ---------
          SPECIALTY STORES -- 3.9%
256,475   American Eagle Outfitters, Inc.!!.............................       3,724
682,039   Cato Corporation..............................................      12,986
285,213   Too Inc.!!....................................................       4,737
                                                                           ---------
                                                                              21,447
                                                                           ---------
          TELECOMMUNICATIONS SERVICES -- 2.2%
313,534   Commonwealth Telephone Enterprises, Inc.!!....................      12,171
                                                                           ---------
          TOTAL COMMON STOCKS
            (Cost $532,219).............................................     489,111
                                                                           ---------
          WARRANTS -- 0.0%+
            (Cost $0)
 25,000   Martek Biosciences Corporation(a)(e)..........................         196
                                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

Nations Small Company Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

SHARES                                                                       VALUE
 (000)                                                                       (000)
-------------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 25.8%
     29   iShares Russell 2000 Growth Index Fund(a).....................   $   1,121
    300   iShares Russell 2000 Index Fund(a)............................      21,600
120,399   Nations Cash Reserves, Capital Class Shares#..................     120,399
                                                                           ---------
          TOTAL INVESTMENT COMPANIES
            (Cost $143,622).............................................     143,120
                                                                           ---------
          TOTAL INVESTMENTS
            (Cost $675,841*)..................................   113.9%      632,427
                                                                           ---------
          OTHER ASSETS AND LIABILITIES (NET)..................   (13.9)%
          Receivable for investment securities sold.....................   $   4,288
          Receivable for Fund shares sold...............................       1,227
          Dividends receivable..........................................         137
          Collateral on securities loaned...............................     (76,764)
          Payable for Fund shares redeemed..............................      (5,149)
          Investment advisory fee payable...............................        (403)
          Administration fee payable....................................        (107)
          Shareholder servicing and distribution fees payable...........         (41)
          Due to custodian..............................................         (16)
          Payable for investment securities purchased...................        (348)
          Accrued Trustees' fees and expenses...........................         (41)
          Accrued expenses and other liabilities........................        (181)
                                                                           ---------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)...........................................     (77,398)
                                                                           ---------
          NET ASSETS..........................................   100.0%    $ 555,029
                                                                           =========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold.............   $(139,376)
          Net unrealized depreciation of investments....................     (43,414)
          Paid-in capital...............................................     737,819
                                                                           ---------
          NET ASSETS....................................................   $ 555,029
                                                                           =========

                                                                             VALUE
-------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($410,197,675 / 40,447,849 shares outstanding)..............      $10.14
                                                                           =========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($128,619,808 / 12,912,308 shares outstanding)..............       $9.96
                                                                           =========

          Maximum sales charge..........................................       5.75%
          Maximum offering price per share..............................      $10.57

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($12,567,556 / 1,324,051 shares outstanding)................       $9.49
                                                                           =========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($3,643,770 / 378,598 shares outstanding)...................       $9.62
                                                                           =========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $76,764.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $83,938 and $72,188, respectively.

(e)
  Fair valued security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the period ended March 31, 2003

                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       19,344     $        5,196
Dividends (Net of foreign withholding taxes of $2, $5, $0,
  $5, $49, $0, $0 and $0, respectively).....................          17,202              2,768
Dividend income from affiliated funds.......................             509                701
Securities lending..........................................             138                 17
Allocated from Portfolio:
Interest+...................................................              --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $0, $0 and $107, respectively)+...................              --                 --
Dividend income from affiliated funds+......................              --                 --
Securities lending+.........................................              --                 --
Expenses+...................................................              --                 --
                                                              --------------     --------------
    Total investment income/(loss)..........................          37,193              8,682
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           5,358              1,944
Administration fee..........................................           1,896                688
Transfer agent fees.........................................             275                100
Custodian fees..............................................              58                 31
Legal and audit fees........................................              92                 84
Registration and filing fees................................              73                 60
Trustees' fees and expenses.................................              17                 16
Interest expense............................................               1                 --*
Printing expense............................................             155                178
Other.......................................................              48                 15
                                                              --------------     --------------
    Subtotal................................................           7,973              3,116
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             751                419
  Investor B Shares.........................................           1,116                929
  Investor C Shares.........................................             256                 24
                                                              --------------     --------------
    Total expenses..........................................          10,096              4,488
Fees waived by investment advisor and/or administrator......              --                 --
Fees reduced by credits allowed by the custodian............              (4)                (1)
                                                              --------------     --------------
    Net expenses............................................          10,092              4,487
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          27,101              4,195
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................         (64,748)           (42,136)
  Written options...........................................              --                (20)
  Futures contracts.........................................              --              1,910
  Swap contracts............................................              --                 --
  Foreign currency transactions.............................              --                 --
  Allocated from Portfolio:
  Security transactions+....................................              --                 --
  Foreign currency transactions+............................              --                 --
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................         (64,748)           (40,246)
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 12)......................................         (49,899)           (24,332)
  Written options...........................................              --                  2
  Futures contracts.........................................              --                528
  Swap contracts............................................              --                (11)
  Securities allocated from Portfolio (Note 12)+............              --                 --
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (49,899)           (23,813)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......        (114,647)           (64,059)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $      (87,546)    $      (59,864)
                                                              ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Growth Master Portfolio.

(a)SmallCap Value commenced operations on May 1, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

       CLASSIC          LARGECAP                           MIDCAP          SMALLCAP
        VALUE            VALUE            VALUE            VALUE           VALUE(A)          GROWTH
-------------------------------------------------------------------------------------------------------

    $           --   $            1   $          124   $           60   $            1   $           --

             8,581            1,112           12,718            4,441              712               --
               153               30              287              154               41               --
                63               --               62               --                4               --
                --               --               --               --               --              599

                --               --               --               --               --            3,548
                --               --               --               --               --                2
                --               --               --               --               --               73
                --               --               --               --               --           (4,472)
    --------------   --------------   --------------   --------------   --------------   --------------
             8,797            1,143           13,191            4,655              758             (250)
    --------------   --------------   --------------   --------------   --------------   --------------

             2,421              292            3,592            1,537              390               --
               857              103            1,271              565              100              668
               146               14              172               60               12              513
                26               16               38               25               15               --
                81               65              105               76               65               72
                55               40               66               41               25               67
                17               17               17               14               17               17
                 2               --*              --               --               --               --
                62               50               76               54               54              199
                16                4               22               10                3               21
    --------------   --------------   --------------   --------------   --------------   --------------
             3,683              601            5,359            2,382              681            1,557

                44               46              120                5                1              613
               342                9              542               16                2            1,649
               397                1               55                3               --*             398
    --------------   --------------   --------------   --------------   --------------   --------------
             4,466              657            6,076            2,406              684            4,217
                --             (123)              --               --             (118)              --
                (1)              --*              --*              (1)              --*              --
    --------------   --------------   --------------   --------------   --------------   --------------
             4,465              534            6,076            2,405              566            4,217
    --------------   --------------   --------------   --------------   --------------   --------------
             4,332              609            7,115            2,250              192           (4,467)
    --------------   --------------   --------------   --------------   --------------   --------------

              (469)          (4,976)         (54,900)         (20,984)          (5,890)              --
                --               --              111               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --

                --               --               --               --               --          (55,285)
                --               --               --               --               --               (5)
    --------------   --------------   --------------   --------------   --------------   --------------
              (469)          (4,976)         (54,789)         (20,984)          (5,890)         (55,290)
    --------------   --------------   --------------   --------------   --------------   --------------

          (163,167)          (5,648)        (132,951)         (25,133)          (3,247)              --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --          (54,489)
    --------------   --------------   --------------   --------------   --------------   --------------

          (163,167)          (5,648)        (132,951)         (25,133)          (3,247)         (54,489)
    --------------   --------------   --------------   --------------   --------------   --------------
          (163,636)         (10,624)        (187,740)         (46,117)          (9,137)        (109,779)
    --------------   --------------   --------------   --------------   --------------   --------------

    $     (159,304)  $      (10,015)  $     (180,625)  $      (43,867)  $       (8,945)  $     (114,246)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For the period ended March 31, 2003

                                                                   STRATEGIC           CAPITAL
                                                                   GROWTH(A)            GROWTH
                                                                 ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $            2#    $           --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $13 and $8, respectively).............................              1,628#             3,038
Dividend income from affiliated funds.......................                 82#               168
Securities lending..........................................                 27#                14
Allocated from Portfolio:
Interest+...................................................                 50                 --
Dividends (Net of foreign withholding taxes of $64, $0,
  $434, $0, $0 and $0, respectively)+.......................             26,936                 --
Dividend income from affiliated funds+......................                519                 --
Securities lending+.........................................                 40                 --
Expenses+...................................................            (11,758)                --
                                                                 --------------     --------------
    Total investment income/(loss)..........................             17,526              3,220
                                                                 --------------     --------------
EXPENSES:
Investment advisory fee.....................................                912#             1,838
Administration fee..........................................              3,300                650
Transfer agent fees.........................................                561                 89
Custodian fees..............................................                  9#                25
Legal and audit fees........................................                 98                 84
Registration and filing fees................................                 77                 69
Trustees' fees and expenses.................................                 17                 17
Interest expense............................................                 --                  1
Printing expense............................................                119                 70
Other.......................................................                 82                 11
                                                                 --------------     --------------
    Subtotal................................................              5,175              2,854
Shareholder servicing and distribution fees:
  Investor A Shares.........................................                791                 76
  Investor B Shares.........................................                445                292
  Investor C Shares.........................................                133                 35
                                                                 --------------     --------------
    Total expenses..........................................              6,544              3,257
Fees waived by investment advisor and/or administrator......                 --                 --
Fees reduced by credits allowed by the custodian............                 --                 (1)
                                                                 --------------     --------------
    Net expenses............................................              6,544              3,256
                                                                 --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................             10,982                (36)
                                                                 --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................            (25,186)#          (45,359)
  Written options...........................................                 --                 --
  Futures contracts.........................................                 --                 --
  Foreign currency transactions.............................                 --                 --
  Allocated from Portfolio:
  Security transactions+....................................           (305,564)                --
  Written options+..........................................                454                 --
  Foreign currency transactions+............................                 --                 --
                                                                 --------------     --------------
Net realized gain/(loss) on investments.....................           (330,296)           (45,359)
                                                                 --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 12)......................................           (100,620)#          (61,387)
  Written options (Note 12).................................               (113)#               --
  Futures contracts.........................................                 --                 --
  Securities allocated from Portfolio (Note 12)+............           (262,781)                --
  Written options allocated from Portfolio (Note 12)+.......                113                 --
                                                                 --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (363,401)           (61,387)
                                                                 --------------     --------------
Net realized and unrealized gain/(loss) on investments......           (693,697)          (106,746)
                                                                 --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $     (682,715)    $     (106,782)
                                                                 ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Strategic Growth Master Portfolio and Focused Equities Master
   Portfolio, respectively.

 # Amount represents results from operations prior to conversion to master-feeder structure on May 13, 2002.

(a)As of May 13, 2002, Strategic Growth Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

       FOCUSED             MIDCAP              21ST              SMALL
       EQUITIES            GROWTH            CENTURY            COMPANY
---------------------------------------------------------------------------

    $           --     $           --*    $           18     $           --

                --              2,316                326              2,555
                --                344                  1                519
                --                120                 11                205

               771                 --                 --                 --

            11,382                 --                 --                 --
                 1                 --                 --                 --
               258                 --                 --                 --
           (13,737)                --                 --                 --
    --------------     --------------     --------------     --------------
            (1,325)             2,780                356              3,279
    --------------     --------------     --------------     --------------

                --              3,443                412              5,487
             2,068              1,218                126              1,402
             1,414                170                 32                204
                --                 37                 15                 46
                80                 87                 68                106
                79                 72                 64                 88
                17                 17                 17                 17
                --                  8                 --*                 1
               419                 77                 60                 84
                62                 21                  4                 24
    --------------     --------------     --------------     --------------
             4,139              5,150                798              7,459

             1,310                 67                 32                334
             5,519                300                352                150
             1,736                 22                 38                 37
    --------------     --------------     --------------     --------------
            12,704              5,539              1,220              7,980
                --                 --                 --               (448)
                --                 (2)                (1)                --*
    --------------     --------------     --------------     --------------
            12,704              5,537              1,219              7,532
    --------------     --------------     --------------     --------------
           (14,029)            (2,757)              (863)            (4,253)
    --------------     --------------     --------------     --------------


                --           (184,402)            (1,605)           (98,329)
                --                 56                 --                 --
                --                 --                 --                 --
                --                 --                  6                 --

                --                 --                 --                 --
          (142,643)                --                 --                 --
               (62)                --                 --                 --
    --------------     --------------     --------------     --------------
          (142,705)          (184,346)            (1,599)           (98,329)
    --------------     --------------     --------------     --------------

                --            (33,365)            (5,523)          (142,917)
                --                 --                 --                 --
                --                 --                 --                 --
          (197,263)                --                 --                 --
                --                 --                 --                 --
    --------------     --------------     --------------     --------------

          (197,263)           (33,365)            (5,523)          (142,917)
    --------------     --------------     --------------     --------------
          (339,968)          (217,711)            (7,122)          (241,246)
    --------------     --------------     --------------     --------------

    $     (353,997)    $     (220,468)    $       (7,985)    $     (245,499)
    ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                          CONVERTIBLE SECURITIES                   ASSET ALLOCATION
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/03            3/31/02            3/31/03            3/31/02
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $       27,101     $       19,147     $        4,195     $        6,727
Net realized gain/(loss) on investments............         (64,748)           (32,879)           (40,246)           (10,376)
Net realized gain/(loss) on investments allocated
  from Portfolio...................................              --                 --                 --                 --
Net change in unrealized
  appreciation/(depreciation) of investments.......         (49,899)            34,804            (23,813)            (2,301)
Net change in unrealized
  appreciation/(depreciation) of investments
  allocated from Portfolio.........................              --                 --                 --                 --
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................         (87,546)            21,072            (59,864)            (5,950)
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................         (15,142)            (5,011)              (713)              (854)
  Investor A Shares................................          (9,699)           (10,164)            (2,680)            (4,085)
  Investor B Shares................................          (2,968)            (1,912)              (918)            (1,486)
  Investor C Shares................................            (700)              (398)               (27)               (41)
Distributions to shareholders from net realized
  gain on investments:
  Primary A Shares.................................              --               (282)                --                (21)
  Investor A Shares................................              --               (956)                --               (365)
  Investor B Shares................................              --               (176)                --               (166)
  Investor C Shares................................              --                (34)                --                 (4)
Net increase/(decrease) in net assets from Fund
  share transactions...............................         404,871            215,625           (130,006)            53,397
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............         288,816            217,764           (194,208)            40,425
NET ASSETS:
Beginning of period................................         668,838            451,074            392,069            351,644
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      957,654     $      668,838     $      197,861     $      392,069
                                                     ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............  $          152     $        1,659     $          352     $          494
                                                     ==============     ==============     ==============     ==============

---------------

 * Amount represents less than $500.

(a)Classic Value commenced operations on April 16, 2001.

(b)LargeCap Value commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

             CLASSIC VALUE                    LARGECAP VALUE                         VALUE
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
       3/31/03         3/31/02(A)        3/31/03         3/31/02(B)        3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $        4,332   $        1,194   $          609   $           23   $        7,115   $        7,979
              (469)          12,986           (4,976)              29          (54,789)          42,471

                --               --               --               --               --               --

          (163,167)          20,237           (5,648)             416         (132,951)         (10,147)


                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------

          (159,304)          34,417          (10,015)             468         (180,625)          40,303

            (3,408)            (663)            (294)             (16)          (6,087)          (6,690)
              (171)             (26)            (212)              --*            (521)            (413)
               (61)              (4)              (3)              --*            (236)            (187)
              (102)              (5)              --*              --*             (26)             (18)


           (14,265)          (1,106)             (31)              --           (7,879)         (69,242)
              (875)             (59)              (1)              --             (885)          (5,561)
            (1,782)            (144)              (1)              --           (1,224)          (7,789)
            (2,024)            (193)              --*              --             (116)            (734)

           129,187          336,999           70,250           17,996           75,863         (302,611)
    --------------   --------------   --------------   --------------   --------------   --------------
           (52,805)         369,216           59,693           18,448         (121,736)        (352,942)

           369,216               --           18,448               --          659,008        1,011,950
    --------------   --------------   --------------   --------------   --------------   --------------
    $      316,411   $      369,216   $       78,141   $       18,448   $      537,272   $      659,008
    ==============   ==============   ==============   ==============   ==============   ==============

    $        1,087   $          496   $          100   $            7   $          643   $          521
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        MIDCAP VALUE                SMALLCAP VALUE
                                                              ---------------------------------     --------------
                                                                YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                 3/31/03           3/31/02(C)         3/31/03(A)
                                                              ----------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $        2,250     $           75     $          192
Net realized gain/(loss) on investments.....................         (20,984)               417             (5,890)
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................              --                 --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (25,133)             6,099             (3,247)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................              --                 --                 --
                                                              --------------     --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................         (43,867)             6,591             (8,945)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................          (1,835)              (279)              (147)
  Investor A Shares.........................................             (16)                (1)                (2)
  Investor B Shares.........................................              (4)                (1)                --*
  Investor C Shares.........................................              (1)                --                 --*
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (214)                --                 --
  Investor A Shares.........................................              (2)                --                 --
  Investor B Shares.........................................              (2)                --                 --
  Investor C Shares.........................................              --*                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         245,543             93,768             80,781
                                                              --------------     --------------     --------------
Net increase/(decrease) in net assets.......................         199,602            100,078             71,687
NET ASSETS:
Beginning of period.........................................         100,078                 --                 --
                                                              --------------     --------------     --------------
End of period...............................................  $      299,680     $      100,078     $       71,687
                                                              ==============     ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........  $          290     $           --     $           23
                                                              ==============     ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Growth Master Portfolio and Strategic Growth Portfolio, respectively.

 # Amount represents results from operations prior to conversion to master-feeder structure.

(a)SmallCap Value commenced operations on May 1, 2002.

(b)As of May 13, 2002, Strategic Growth Fund converted to a master-feeder structure.

(c)MidCap Value commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

                GROWTH                       STRATEGIC GROWTH                   CAPITAL GROWTH
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02         3/31/03(B)        3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $       (4,467)  $       (4,842)  $       10,982   $        2,246   $          (36)  $       (1,132)
                --               --          (25,186)#       (112,990)         (45,359)          (3,694)

           (55,290)         (77,363)        (305,110)              --               --               --

                --               --         (100,733)#        109,777          (61,387)          (2,066)

           (54,489)          75,622         (262,668)              --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------

          (114,246)          (6,583)        (682,715)            (967)        (106,782)          (6,892)

                --               --           (7,224)          (1,543)              --               --
                --               --           (1,070)             (23)              --               --
                --               --              (19)              --*              --               --
                --               --               --               --*              --               --


                --               --               --               --               --          (15,951)
                --               --               --               --               --           (1,040)
                --               --               --               --               --           (1,528)
                --               --               --               --               --             (110)

           175,763            8,144        1,082,033           67,490          (56,515)        (213,683)
    --------------   --------------   --------------   --------------   --------------   --------------
            61,517            1,561          391,005           64,957         (163,297)        (239,204)

           518,104          516,543        1,267,775        1,202,818          374,142          613,346
    --------------   --------------   --------------   --------------   --------------   --------------
    $      579,621   $      518,104   $    1,658,780   $    1,267,775   $      210,845   $      374,142
    ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $           (8)  $        3,349   $          680   $           --   $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      FOCUSED EQUITIES
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/03            3/31/02
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $      (14,029)    $      (15,787)
Net realized gain/(loss) on investments.....................              --                 --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................        (142,705)          (257,297)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              --                 --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................        (197,263)           309,781
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................        (353,997)            36,697
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Primary A Shares..........................................              --                 --
  Investor A Shares.........................................              --                 --
  Investor B Shares.........................................              --                 --
  Investor C Shares.........................................              --                 --
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN ON
  INVESTMENTS:
  Primary A Shares..........................................              --                 --
  Investor A Shares.........................................              --                 --
  Investor B Shares.........................................              --                 --
  Investor C Shares.........................................              --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         191,220           (105,304)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................        (162,777)           (68,607)
NET ASSETS:
Beginning of period.........................................       1,722,555          1,791,162
                                                              --------------     --------------
End of period...............................................  $    1,559,778     $    1,722,555
                                                              ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........  $           --     $           --
                                                              ==============     ==============

---------------

 *Amount represents less than $500.

+ Allocated from Focused Equities Master Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

             MIDCAP GROWTH                     21ST CENTURY                      SMALL COMPANY
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $       (2,757)  $       (3,105)  $         (863)  $       (1,101)  $       (4,253)  $       (4,092)
          (184,346)         (43,669)          (1,599)         (10,019)         (98,329)         (10,588)

                --               --               --               --               --               --

           (33,365)         (40,763)          (5,523)          10,766         (142,917)          83,151

                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
          (220,468)         (87,537)          (7,985)            (354)        (245,499)          68,471

                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --

                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --

            37,230          263,384          (10,484)         (15,993)          48,594           45,203
    --------------   --------------   --------------   --------------   --------------   --------------
          (183,238)         175,847          (18,469)         (16,347)        (196,905)         113,674

           628,044          452,197           65,944           82,291          751,934          638,260
    --------------   --------------   --------------   --------------   --------------   --------------
    $      444,806   $      628,044   $       47,475   $       65,944   $      555,029   $      751,934
    ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $           --   $           --   $           --   $           --   $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                          CONVERTIBLE SECURITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   45,660    $ 649,083       26,494    $ 418,389
  Issued in exchange for net assets of:
    Bank of America Equity Income Fund (Note 12)............      846       11,664           --           --
    Bank of America Equity & Convertible Fund (Note 12).....    5,772       79,598           --           --
  Issued in exchange for Primary A Shares of Nations Equity
    Income Fund (Note 12)...................................    3,257       51,793           --           --
  Issued as reinvestment of dividends.......................       94        1,306           36          579
  Redeemed..................................................  (32,359)    (460,920)     (16,504)    (261,491)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   23,270    $ 332,524       10,026    $ 157,477
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    6,393    $  93,580        3,821    $  60,434
  Issued in exchange for Investor A Shares of Nations Equity
    Income Fund (Note 12)...................................    1,267       20,137           --           --
  Shares issued upon conversion from Investor B shares......      484        6,905           --           --
  Issued as reinvestment of dividends.......................      621        8,710          640       10,143
  Redeemed..................................................   (7,611)    (110,347)      (4,057)     (63,947)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,154    $  18,985          404    $   6,630
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    2,854    $  41,083        3,260    $  51,688
  Issued in exchange for Investor B Shares of Nations Equity
    Income Fund (Note 12)...................................    1,998       31,448           --           --
  Issued as reinvestment of dividends.......................      183        2,534          114        1,791
  Shares redeemed upon conversion to Investor A shares......     (488)      (6,905)          --           --
  Redeemed..................................................   (2,067)     (28,531)        (806)     (12,510)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,480    $  39,629        2,568    $  40,969
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    1,144    $  16,527          847    $  13,519
  Issued in exchange for Investor C Shares of Nations Equity
    Income Fund (Note 12)...................................      137        2,170           --           --
  Issued as reinvestment of dividends.......................       33          467           19          307
  Redeemed..................................................     (384)      (5,431)        (208)      (3,277)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      930    $  13,733          658    $  10,549
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   27,834    $ 404,871       13,656    $ 215,625
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

                                                                           ASSET ALLOCATION
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2003           MARCH 31, 2002
                                                              -------------------      ------------------
                                                              SHARES     DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     287    $   5,107          74    $  1,500
  Issued in exchange for Primary A Shares of Nations
    Balanced Assets Fund (Note 12)..........................      --           --       1,518      32,586
  Issued as reinvestment of dividends.......................      28          476          10         195
  Redeemed..................................................    (174)      (3,070)       (213)     (4,256)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................     141    $   2,513       1,389    $ 30,025
                                                              ======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,000    $  50,561         570    $ 11,588
  Issued in exchange for Investor A Shares of Nations
    Balanced Assets Fund (Note 12)..........................      --           --         701      15,029
  Issued as reinvestment of dividends.......................     151        2,604         218       4,346
  Redeemed..................................................  (9,023)    (152,551)     (1,661)    (33,660)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................  (5,872)   $ (99,386)       (172)   $ (2,697)
                                                              ======    =========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     175    $   3,121         424    $  8,536
  Issued in exchange for Investor B Shares of Nations
    Balanced Assets Fund (Note 12)..........................      --           --       1,944      41,435
  Issued as reinvestment of dividends.......................      48          819          74       1,475
  Redeemed..................................................  (2,096)     (36,392)     (1,314)    (26,259)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................  (1,873)   $ (32,452)      1,128    $ 25,187
                                                              ======    =========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      36    $     627          45    $    921
  Issued in exchange for Investor C Shares of Nations
    Balanced Assets Fund (Note 12)..........................      --           --          90       1,912
  Issued as reinvestment of dividends.......................       1           24           2          41
  Redeemed..................................................     (77)      (1,332)       (100)     (1,992)
                                                              ------    ---------      ------    --------
  Net increase/(decrease)...................................     (40)   $    (681)         37    $    882
                                                              ======    =========      ======    ========
  Total net increase/(decrease).............................  (7,644)   $(130,006)      2,382    $ 53,397
                                                              ======    =========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              CLASSIC VALUE
                                                                   YEAR ENDED              PERIOD ENDED
                                                                 MARCH 31, 2003           MARCH 31, 2002
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   23,551    $ 223,106       24,229    $267,418
  Issued as reinvestment of dividends.......................      216        2,214           18         197
  Redeemed..................................................  (14,649)    (124,449)      (1,497)    (16,863)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    9,118    $ 100,871       22,750    $250,752
                                                              =======    =========      =======    ========
INVESTOR A SHARES:+
  Sold......................................................    1,487    $  14,760        1,678    $ 18,594
  Shares issued upon conversion of Investor B shares........       50          406           --          --
  Issued as reinvestment of dividends.......................       85          820            6          67
  Redeemed..................................................     (998)      (9,034)        (264)     (2,886)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................      624    $   6,952        1,420    $ 15,775
                                                              =======    =========      =======    ========
INVESTOR B SHARES:+
  Sold......................................................    1,714    $  17,757        3,198    $ 35,160
  Issued as reinvestment of dividends.......................      156        1,571           12         126
  Shares redeemed upon conversion to Investor A shares......      (51)        (406)          --          --
  Redeemed..................................................   (1,196)     (10,544)        (166)     (1,816)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................      623    $   8,378        3,044    $ 33,470
                                                              =======    =========      =======    ========
INVESTOR C SHARES:+
  Sold......................................................    1,884    $  18,940        3,500    $ 37,993
  Issued as reinvestment of dividends.......................      118        1,202           14         147
  Redeemed..................................................     (830)      (7,156)        (104)     (1,138)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    1,172    $  12,986        3,410    $ 37,002
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................   11,537    $ 129,187       30,624    $336,999
                                                              =======    =========      =======    ========

---------------

+ Classic Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 16, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

                                                                           LARGECAP VALUE
                                                                  YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2003         MARCH 31, 2002
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   3,993    $ 34,352       1,672    $17,450
  Issued as reinvestment of dividends.......................       3          31           1          8
  Redeemed..................................................  (1,676)    (13,677)         (7)       (68)
                                                              ------    --------      ------    -------
  Net increase/(decrease)...................................   2,320    $ 20,706       1,666    $17,390
                                                              ======    ========      ======    =======
INVESTOR A SHARES:+
  Sold......................................................   6,340    $ 51,100          30    $   304
  Shares issued upon conversion from Investor B shares......      --*          1          --         --
  Issued as reinvestment of dividends.......................      26         208          --*        --*
  Redeemed..................................................    (404)     (3,203)         --         --
                                                              ------    --------      ------    -------
  Net increase/(decrease)...................................   5,962    $ 48,106          30    $   304
                                                              ======    ========      ======    =======
INVESTOR B SHARES:+
  Sold......................................................     171    $  1,462          27    $   282
  Issued as reinvestment of dividends.......................       1           3          --*        --*
  Shares redeemed upon conversion to Investor A shares......      --*         (1)         --         --
  Redeemed..................................................     (17)       (136)         --*        --*
                                                              ------    --------      ------    -------
  Net increase/(decrease)...................................     155    $  1,328          27    $   282
                                                              ======    ========      ======    =======
INVESTOR C SHARES:+
  Sold......................................................      16    $    135           2    $    20
  Issued as reinvestment of dividends.......................      --*         --*         --*        --*
  Redeemed..................................................      (3)        (25)         --         --
                                                              ------    --------      ------    -------
  Net increase/(decrease)...................................      13    $    110           2    $    20
                                                              ======    ========      ======    =======
  Total net increase/(decrease).............................   8,450    $ 70,250       1,725    $17,996
                                                              ======    ========      ======    =======

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ LargeCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                  VALUE
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2003            MARCH 31, 2002
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   19,199    $177,319       14,640    $ 161,844
  Issued in exchange for net assets of Bank of America
    Equity Value Fund (Note 12).............................      501       4,521           --           --
  Issued as reinvestment of dividends.......................      708       7,272        4,255       51,786
  Redeemed..................................................  (10,015)    (93,977)     (44,169)    (502,697)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................   10,393    $ 95,135      (25,274)   $(289,067)
                                                              =======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      790    $  7,750        1,256    $  14,612
  Shares issued upon conversion from Investor B shares......      909       8,034           --           --
  Issued as reinvestment of dividends.......................      122       1,260          422        5,137
  Redeemed..................................................   (1,566)    (14,806)      (2,140)     (24,523)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................      255    $  2,238         (462)   $  (4,774)
                                                              =======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      311    $  3,028          583    $   6,590
  Issued as reinvestment of dividends.......................      129       1,367          624        7,463
  Shares redeemed upon conversion to Investor A shares......     (932)     (8,034)          --           --
  Redeemed..................................................   (1,851)    (17,146)      (2,000)     (22,285)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................   (2,343)   $(20,785)        (793)   $  (8,232)
                                                              =======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      127    $  1,205          118    $   1,343
  Issued as reinvestment of dividends.......................       12         131           60          719
  Redeemed..................................................     (213)     (2,061)        (234)      (2,600)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................      (74)   $   (725)         (56)   $    (538)
                                                              =======    ========      =======    =========
  Total net increase/(decrease).............................    8,231    $ 75,863      (26,585)   $(302,611)
                                                              =======    ========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

                                                                            MIDCAP VALUE
                                                                  YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2003         MARCH 31, 2002
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................  30,784    $294,623      8,827     $93,588
  Issued as reinvestment of dividends.......................      26         240          8          85
  Redeemed..................................................  (5,829)    (54,609)       (95)     (1,040)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................  24,981    $240,254      8,740     $92,633
                                                              ======    ========      =====     =======
INVESTOR A SHARES:+
  Sold......................................................     471    $  4,507         50     $   540
  Shares issued upon conversion from Investor B shares......       1          11         --          --
  Issued as reinvestment of dividends.......................       2          17         --*          1
  Redeemed..................................................    (149)     (1,387)        --*         --*
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................     325    $  3,148         50     $   541
                                                              ======    ========      =====     =======
INVESTOR B SHARES:+
  Sold......................................................     228    $  2,254         47     $   507
  Issued as reinvestment of dividends.......................       1           5         --*          1
  Shares redeemed upon conversion to Investor A shares......      (1)        (11)        --          --
  Redeemed..................................................     (48)       (439)        --*         (5)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................     180    $  1,809         47     $   503
                                                              ======    ========      =====     =======
INVESTOR C SHARES:+
  Sold......................................................      38    $    376          8     $    91
  Issued as reinvestment of dividends.......................      --*          1         --          --
  Redeemed..................................................      (5)        (45)        --          --
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................      33    $    332          8     $    91
                                                              ======    ========      =====     =======
  Total net increase/(decrease).............................  25,519    $245,543      8,845     $93,768
                                                              ======    ========      =====     =======

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 SMALLCAP VALUE
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2003
                                                              --------------------
                                                              SHARES      DOLLARS
                                                              --------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................  10,899      $ 94,051
  Issued as reinvestment of dividends.......................       4            39
  Redeemed..................................................  (1,824)      (14,973)
                                                              ------      --------
  Net increase/(decrease)...................................   9,079      $ 79,117
                                                              ======      ========
INVESTOR A SHARES:+
  Sold......................................................     158      $  1,334
  Shares issued upon conversion from Investor B shares......       1             7
  Issued as reinvestment of dividends.......................      --*            2
  Redeemed..................................................     (13)         (110)
                                                              ------      --------
  Net increase/(decrease)...................................     146      $  1,233
                                                              ======      ========
INVESTOR B SHARES:+
  Sold......................................................      49      $    410
  Issued as reinvestment of dividends.......................      --            --
  Shares redeemed upon conversion to Investor A shares......      (1)           (7)
  Redeemed..................................................      (4)          (31)
                                                              ------      --------
  Net increase/(decrease)...................................      44      $    372
                                                              ======      ========
INVESTOR C SHARES:+
  Sold......................................................       7      $     60
  Issued as reinvestment of dividends.......................      --*           --*
  Redeemed..................................................      --*           (1)
                                                              ------      --------
  Net increase/(decrease)...................................       7      $     59
                                                              ======      ========
  Total net increase/(decrease).............................   9,276      $ 80,781
                                                              ======      ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

                                                                                GROWTH
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   6,469    $ 79,443       1,241    $ 18,532
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................  (1,533)    (19,386)     (2,670)    (38,838)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   4,936    $ 60,057      (1,429)   $(20,306)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................  16,562    $213,974       8,784    $124,273
  Shares issued upon conversion from Investor B shares......     167       2,166          --          --
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................  (7,941)    (99,836)     (5,006)    (71,687)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   8,788    $116,304       3,778    $ 52,586
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   1,346    $ 16,576       1,606    $ 22,575
  Issued as reinvestment of dividends.......................      --          --          --*         --*
  Shares redeemed upon conversion to Investor A shares......    (173)     (2,166)         --          --
  Redeemed..................................................  (3,809)    (47,127)     (3,416)    (46,801)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,636)   $(32,717)     (1,810)   $(24,226)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   3,301    $ 39,984         666    $  9,283
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................    (643)     (7,865)       (659)     (9,193)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,658    $ 32,119           7    $     90
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  13,746    $175,763         546    $  8,144
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             STRATEGIC GROWTH
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 2003             MARCH 31, 2002
                                                              ---------------------      --------------------
                                                              SHARES      DOLLARS        SHARES      DOLLARS
                                                              -----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   36,386    $  479,952       37,365    $ 460,120
  Issued in exchange for net assets of:
    Bank of America Equity Fund (Note 12)...................   47,950       429,632           --           --
    Bank of America Charitable Equity Fund (Note 12)........   17,441       156,270           --           --
  Issued in exchange for Primary A Shares Nations Blue Chip
    Fund (Note 12)..........................................    3,963        44,151           --           --
  Issued as reinvestment of dividends.......................       26           235            2           19
  Redeemed..................................................  (46,621)     (439,345)     (32,601)    (411,062)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................   59,145    $  670,895        4,766    $  49,077
                                                              =======    ==========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   13,780    $  182,558        2,960    $  37,687
  Issued in exchange for Investor A Shares Nations Blue Chip
    Fund (Note 12)..........................................   41,355       459,035           --           --
  Shares issued upon conversion from Investor B shares......       33           308           --           --
  Issued as reinvestment of dividends.......................      110         1,018            1           12
  Redeemed..................................................  (33,045)     (301,025)      (1,744)     (21,580)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................   22,233    $  341,894        1,217    $  16,119
                                                              =======    ==========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      253    $   10,151          257    $   3,119
  Issued in exchange for Investor B Shares Nations Blue Chip
    Fund (Note 12)..........................................    5,502        59,864           --           --
  Issued as reinvestment of dividends.......................        2            17           --*          --*
  Shares redeemed upon conversion to Investor A shares......      (33)         (308)          --           --
  Redeemed..................................................   (1,850)      (17,093)        (115)      (1,387)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................    3,874    $   52,631          142    $   1,732
                                                              =======    ==========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    1,493    $   18,072           73    $     900
  Issued in exchange for Investor C Shares Nations Blue Chip
    Fund (Note 12)..........................................      309         3,360           --           --
  Issued as reinvestment of dividends.......................       --            --           --*          --*
  Redeemed..................................................     (515)       (4,819)         (28)        (338)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................    1,287    $   16,613           45    $     562
                                                              =======    ==========      =======    =========
  Total net increase/(decrease).............................   86,539    $1,082,033        6,170    $  67,490
                                                              =======    ==========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

                                                                              CAPITAL GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    5,436    $  32,609        9,641    $  75,399
  Issued in exchange for net assets of Bank of America
    Equity Growth Fund (Note 12)............................    1,400        7,660           --           --
  Issued in exchange for Primary A Shares of Nations
    Aggressive Growth Fund (Note 12)........................    1,184        8,150           --           --
  Issued as reinvestment of dividends.......................       --           --          628        5,857
  Redeemed..................................................  (18,640)    (109,864)     (35,516)    (290,110)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (10,620)   $ (61,445)     (25,247)   $(208,854)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,900    $  11,614        1,741    $  13,680
  Issued in exchange for Investor A Shares of Nations
    Aggressive Growth Fund (Note 12)........................    1,762       11,877           --           --
  Shares issued upon conversion from Investor B shares......      874        5,084           --           --
  Issued as reinvestment of dividends.......................       --           --           99          906
  Redeemed..................................................   (3,058)     (18,297)      (2,036)     (16,042)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,478    $  10,278         (196)   $  (1,456)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      272    $   1,584          369    $   2,634
  Issued in exchange for Investor B Shares of Nations
    Aggressive Growth Fund (Note 12)........................    1,483        9,111           --           --
  Issued as reinvestment of dividends.......................       --           --          174        1,460
  Shares redeemed upon conversion to Investor A shares......     (960)      (5,084)          --           --
  Redeemed..................................................   (1,955)     (10,591)      (1,229)      (8,913)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,160)   $  (4,980)        (686)   $  (4,819)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      103    $     586          294    $   2,086
  Issued in exchange for Investor C Shares of Nations
    Aggressive Growth Fund (Note 12)........................       64          396           --           --
  Issued as reinvestment of dividends.......................       --           --           12          100
  Redeemed..................................................     (251)      (1,350)        (102)        (740)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (84)   $    (368)         204    $   1,446
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (10,386)   $ (56,515)     (25,925)   $(213,683)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   15,666    $ 210,049        5,380    $  81,909
  Issued as reinvestment of dividends.......................       --           --           --           --
  Redeemed..................................................   (7,463)     (99,670)      (6,627)    (100,672)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    8,203    $ 110,379       (1,247)   $ (18,763)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   24,366    $ 334,389       10,257    $ 156,397
  Shares issued upon conversion from Investor B shares......      285        3,978           --           --
  Issued as reinvestment of dividends.......................       --           --           --*          --*
  Redeemed..................................................  (14,475)    (196,344)     (10,156)    (152,458)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   10,176    $ 142,023          101    $   3,939
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    3,627    $  49,131        3,687    $  55,115
  Issued as reinvestment of dividends.......................       --           --           --*          --*
  Shares redeemed upon conversion to Investor A shares......     (294)      (3,978)          --           --
  Redeemed..................................................   (9,958)    (131,893)      (8,766)    (127,689)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (6,625)   $ (86,740)      (5,079)   $ (72,574)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    5,064    $  67,084        2,082    $  31,291
  Issued as reinvestment of dividends.......................       --           --           --           --
  Redeemed..................................................   (3,103)     (41,526)      (3,336)     (49,197)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,961    $  25,558       (1,254)   $ (17,906)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   13,715    $ 191,220       (7,479)   $(105,304)
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   19,336    $ 185,307       44,038    $ 629,113
  Issued in exchange for net assets of Bank of America
    Equity Midcap Fund (Note 12)............................   15,827      139,116           --           --
  Redeemed..................................................  (30,050)    (279,180)     (29,130)    (390,347)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    5,113    $  45,243       14,908    $ 238,766
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    6,533    $  63,914        5,425    $  69,948
  Shares issued upon conversion from Investor B shares......      380        3,258           --           --
  Redeemed..................................................   (7,261)     (67,696)      (4,071)     (52,029)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (348)   $    (524)       1,354    $  17,919
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      528    $   4,989        1,419    $  17,481
  Shares redeemed upon conversion to Investor A shares......     (422)      (3,258)          --           --
  Redeemed..................................................   (1,103)      (9,042)        (915)     (10,940)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (997)   $  (7,311)         504    $   6,541
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       96    $     866          177    $   2,163
  Redeemed..................................................     (130)      (1,044)        (167)      (2,005)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (34)   $    (178)          10    $     158
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    3,734    $  37,230       16,776    $ 263,384
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             21ST CENTURY
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     338    $  2,250         246    $  1,719
  Redeemed..................................................    (242)     (1,662)       (588)     (3,831)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      96    $    588        (342)   $ (2,112)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     539    $  3,557         126    $    877
  Shares issued upon conversion from Investor B shares......      33         220          --          --
  Redeemed..................................................    (906)     (5,789)       (859)     (5,730)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (334)   $ (2,012)       (733)   $ (4,853)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     347    $  2,223         391    $  2,683
  Shares redeemed upon conversion to Investor A shares......     (34)       (220)         --          --
  Redeemed..................................................  (1,634)    (10,458)     (1,473)     (9,834)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,321)   $ (8,455)     (1,082)   $ (7,151)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     120    $    763          41    $    282
  Redeemed..................................................    (208)     (1,368)       (319)     (2,159)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (88)   $   (605)       (278)   $ (1,877)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,647)   $(10,484)     (2,435)   $(15,993)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   83,950    $ 977,579       65,130    $ 926,484
  Issued in exchange for net assets of Bank of America
    SmallCap Equity Fund (Note 12)..........................    2,522       27,839           --           --
  Redeemed..................................................  (84,033)    (983,775)     (61,974)    (883,993)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,439    $  21,643        3,156    $  42,491
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,542    $  94,375        5,848    $  82,756
  Shares issued upon conversion from Investor B shares......       17          182           --           --
  Redeemed..................................................   (6,278)     (70,693)      (6,051)     (85,378)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,281    $  23,864         (203)   $  (2,622)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      514    $   6,156          533    $   7,276
  Shares redeemed upon conversion to Investor A shares......      (18)        (182)          --           --
  Redeemed..................................................     (399)      (4,248)        (204)      (2,714)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       97    $   1,726          329    $   4,562
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      191    $   2,254          200    $   2,775
  Redeemed..................................................      (81)        (893)        (144)      (2,003)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      110    $   1,361           56    $     772
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    4,927    $  48,594        3,338    $  45,203
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2003#.........   $16.03          $0.51            $(2.27)           $(1.76)          $(0.50)        $   --
Year ended 3/31/2002#.........    16.05           0.59                --              0.59            (0.56)         (0.05)
Year ended 3/31/2001..........    22.18           0.51             (2.00)            (1.49)           (0.60)         (4.04)
Period ended 3/31/2000**#.....    18.15           0.42              5.52              5.94            (0.50)         (1.41)
INVESTOR A SHARES*
Year ended 3/31/2003#.........   $16.02          $0.47            $(2.25)           $(1.78)          $(0.47)        $   --
Year ended 3/31/2002#.........    16.04           0.59             (0.04)             0.55            (0.52)         (0.05)
Year ended 3/31/2001..........    22.17           0.51             (2.05)            (1.54)           (0.55)         (4.04)
Period ended 3/31/2000#.......    18.31           0.46              5.26              5.72            (0.45)         (1.41)
Period ended 5/14/1999........    17.34           0.12              0.96              1.08            (0.11)            --
Year ended 2/28/1999..........    17.28           0.51              0.25              0.76            (0.52)         (0.18)
INVESTOR B SHARES*
Year ended 3/31/2003#.........   $15.88          $0.36            $(2.24)           $(1.88)          $(0.36)        $   --
Year ended 3/31/2002#.........    15.92           0.45             (0.03)             0.42            (0.41)         (0.05)
Year ended 3/31/2001..........    22.06           0.35             (2.00)            (1.65)           (0.45)         (4.04)
Period ended 3/31/2000#.......    18.27           0.44              5.12              5.56            (0.36)         (1.41)
Period ended 5/14/1999........    17.30           0.09              0.96              1.05            (0.27)            --
Period ended 2/28/1999**......    17.67           0.22             (0.17)             0.05            (0.24)         (0.18)
INVESTOR C SHARES*
Year ended 3/31/2003#.........   $16.04          $0.36            $(2.26)           $(1.90)          $(0.37)        $   --
Year ended 3/31/2002#.........    16.08           0.45             (0.03)             0.42            (0.41)         (0.05)
Year ended 3/31/2001..........    22.23           0.35             (2.02)            (1.67)           (0.44)         (4.04)
Period ended 3/31/2000#.......    18.35           0.38              5.22              5.60            (0.31)         (1.41)
Period ended 5/14/1999........    17.37           0.10              0.97              1.07            (0.09)            --
Year ended 2/28/1999..........    17.24           0.40              0.31              0.71            (0.40)         (0.18)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A, B and K Shares, which were reorganized into the Convertible Securities Investor A, Investor B and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **Convertible Securities Primary A, and Investor B Shares commenced operations on May 21, 1999 and July 15, 1998, respectively.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                             RATIO OF            RATIO OF                      RATIO OF
        TOTAL                                  NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND            VALUE        TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

       $(0.50)         $13.77        (11.01)%   $523,271       0.97%(a)(b)         3.59%           57%           0.97%(a)
        (0.61)          16.03          3.74      236,202       1.00(a)(b)          3.78            50            1.00(a)
        (4.64)          16.05         (7.59)      75,627       0.99(a)(b)          3.08            73            1.00(a)
        (1.91)          22.18         35.21       13,688       0.97+(b)            2.21+           65            0.98+

       $(0.47)         $13.77        (11.18)%   $292,622       1.22%(a)(b)         3.34%           57%           1.22%(a)
        (0.57)          16.02          3.48      321,858       1.25(a)(b)          3.53            50            1.25(a)
        (4.59)          16.04         (7.88)     315,857       1.24(a)(b)          2.86            73            1.25(a)
        (1.86)          22.17         33.68      369,488       1.22+(b)            1.96+           65            1.23+
        (0.11)          18.31          6.25      352,000       1.30+               3.07+           16            1.32+
        (0.70)          17.34          4.64      356,000       1.15(a)             2.97            66            1.16(a)

       $(0.36)         $13.64        (11.83)%   $111,468       1.97%(a)(b)         2.59%           57%           1.97%(a)
        (0.46)          15.88          2.68       90,408       2.00(a)(b)          2.78            50            2.00(a)
        (4.49)          15.92         (8.49)      49,763       1.99(a)(b)          2.08            73            2.00(a)
        (1.77)          22.06         32.76       11,175       1.97+(b)            1.21+           65            1.98+
        (0.08)          18.27          6.10        4,000       2.06+               2.34+           16            2.08+
        (0.42)          17.30          0.44        3,000       1.96+(a)            2.14+           66            1.97(a)+

       $(0.37)         $13.77        (11.89)%   $ 30,293       1.97%(a)(b)         2.59%           57%           1.97%(a)
        (0.46)          16.04          2.66       20,370       2.00(a)(b)          2.78            50            2.00(a)
        (4.48)          16.08         (8.50)       9,827       1.99(a)(b)          2.08            73            2.00(a)
        (1.72)          22.23         32.81        3,033       1.97+(b)            1.21+           65            1.98+
        (0.09)          18.35          6.17        4,000       1.80+               2.56+           16            2.07+
        (0.58)          17.37          4.29        4,000       1.65(a)             2.45            66            1.91(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2003#..........   $19.93          $0.32            $(3.49)           $(3.17)          $(0.34)        $   --
Year ended 3/31/2002#..........    20.32           0.44             (0.39)             0.05            (0.41)         (0.03)
Year ended 3/31/2001#..........    24.35           0.57             (2.84)            (2.27)           (0.55)         (1.21)
Period ended 3/31/2000***#.....    23.06           0.49              1.93              2.42            (0.41)         (0.72)
INVESTOR A SHARES*
Year ended 3/31/2003#..........   $19.92          $0.29            $(3.48)           $(3.19)          $(0.29)        $   --
Year ended 3/31/2002#..........    20.32           0.39             (0.40)            (0.01)           (0.36)         (0.03)
Year ended 3/31/2001#..........    24.35           0.50             (2.82)            (2.32)           (0.50)         (1.21)
Period ended 3/31/2000#........    23.40           0.43              1.59              2.02            (0.35)         (0.72)
Period ended 5/14/1999.........    22.50           0.10              0.91              1.01            (0.11)            --
Year ended 2/28/1999...........    21.41           0.55              2.48              3.03            (0.45)         (1.49)
INVESTOR B SHARES*
Year ended 3/31/2003#..........   $19.81          $0.15            $(3.47)           $(3.32)          $(0.18)        $   --
Year ended 3/31/2002#..........    20.22           0.23             (0.39)            (0.16)           (0.22)         (0.03)
Year ended 3/31/2001#..........    24.24           0.33             (2.81)            (2.48)           (0.33)         (1.21)
Period ended 3/31/2000#........    23.32           0.47              1.39              1.86            (0.22)         (0.72)
Period ended 5/14/1999.........    22.45           0.06              0.89              0.95            (0.08)            --
Period ended 2/28/1999***......    23.17           0.22              0.75              0.97            (0.20)         (1.49)
INVESTOR C SHARES*
Year ended 3/31/2003#..........   $19.84          $0.15            $(3.48)           $(3.33)          $(0.20)        $   --
Year ended 3/31/2002#..........    20.22           0.24             (0.38)            (0.14)           (0.21)         (0.03)
Year ended 3/31/2001#..........    24.27           0.33             (2.82)            (2.49)           (0.33)         (1.21)
Period ended 3/31/2000#........    23.33           0.42              1.43              1.85            (0.19)         (0.72)
Period ended 5/14/1999.........    22.45           0.05              0.92              0.97            (0.09)            --
Year ended 2/28/1999...........    21.36           0.44              2.49              2.93            (0.35)         (1.49)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A, B, and K Shares, which were reorganized into the Asset Allocation Investor A, Investor B, and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

***Asset Allocation Primary A, Investor B, and Investor C Shares commenced operations on May 21, 1999, July 15, 1998, and November 11, 1996, respectively.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 154

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                              RATIO OF            RATIO OF                      RATIO OF
        TOTAL                                   NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
      DIVIDENDS       NET ASSET                   END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND            VALUE         TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER      AVERAGE NET
    DISTRIBUTIONS   END OF PERIOD   RETURN++      (000)        ASSETS              ASSETS          RATE          ASSETS
----------------------------------------------------------------------------------------------------------------------------

       $(0.34)         $16.42        (15.96)%    $ 35,514       1.04%(a)(b)         1.85%           315%          1.04%(a)
        (0.44)          19.93          0.26        40,287       1.03(a)             2.10            226           1.03(a)
        (1.76)          20.32         (9.83)       12,847       0.98(a)(b)          2.45             88           1.00(a)
        (1.13)          24.35         10.88        15,532       0.95+(a)(b)         1.85+            84           1.02+(a)

       $(0.29)         $16.44        (16.05)%    $ 88,011       1.29%(a)(b)         1.60%           315%          1.29%(a)
        (0.39)          19.92         (0.05)      223,579       1.28(a)             1.85            226           1.28(a)
        (1.71)          20.32        (10.05)      231,520       1.23(a)(b)          2.20             88           1.25(a)
        (1.07)          24.35          8.99        83,412       1.20+(a)(b)         1.60+            84           1.27+(a)
        (0.11)          23.40          4.50        72,000       1.18+               2.01+            20           1.20+
        (1.94)          22.50         14.72        72,000       0.94                2.64            114           0.94

       $(0.18)         $16.31        (16.80)%    $ 72,344       2.04%(a)(b)         0.85%           315%          2.04%(a)
        (0.25)          19.81         (0.77)      124,983       2.03(a)             1.10            226           2.03(a)
        (1.54)          20.22        (10.73)      104,745       1.98(a)(b)          1.45             88           2.00(a)
        (0.94)          24.24          8.31       121,644       1.95+(a)(b)         0.85+            84           2.02+(a)
        (0.08)          23.32          4.26        10,000       1.95+               1.26+            20           1.97+
        (1.69)          22.45          4.59         6,000       1.74+               1.92+           114           1.74

       $(0.20)         $16.31        (16.80)%    $  1,992       2.04%(a)(b)         0.85%           315%          2.04%(a)
        (0.24)          19.84         (0.78)        3,220       2.03(a)             1.10            226           2.03(a)
        (1.54)          20.24        (10.74)        2,532       1.98(a)(b)          1.45             88           2.00(a)
        (0.91)          24.27          8.24         2,305       1.95+(a)(b)         0.85+            84           2.02+(a)
        (0.09)          23.33          4.31         2,000       1.67+               1.52+            20           1.96+
        (1.84)          22.45         14.23         2,000       1.44                2.14            114           1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
CLASSIC VALUE
PRIMARY A SHARES*
Year ended 3/31/2003#..........   $12.07         $ 0.13            $(4.10)           $(3.97)          $(0.10)        $(0.49)
Period ended 3/31/2002#........    10.00           0.11              2.10              2.21            (0.04)         (0.10)
INVESTOR A SHARES*
Year ended 3/31/2003#..........   $12.06         $ 0.10            $(4.08)           $(3.98)          $(0.08)        $(0.49)
Period ended 3/31/2002#........    10.00           0.10              2.09              2.19            (0.03)         (0.10)
INVESTOR B SHARES*
Year ended 3/31/2003#..........   $12.00         $ 0.03            $(4.05)           $(4.02)          $(0.02)        $(0.49)
Period ended 3/31/2002#........    10.00          (0.00)##           2.10              2.10            (0.00)##       (0.10)
INVESTOR C SHARES*
Year ended 3/31/2003#..........   $12.00         $ 0.03            $(4.05)           $(4.02)          $(0.02)        $(0.49)
Period ended 3/31/2002#........    10.00           0.01              2.09              2.10            (0.00)##       (0.10)

---------------

 * Classic Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 16, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS FUNDS

                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                             RATIO OF            RATIO OF                      RATIO OF
        TOTAL                                  NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND            VALUE        TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

       $(0.59)         $ 7.51        (33.96)%   $239,488       0.99%(a)(b)         1.38%           38%           0.99%(a)
        (0.14)          12.07         22.21      274,661       1.04+(a)            1.06+           42            1.04+(a)

       $(0.57)         $ 7.51        (34.05)%   $ 15,341       1.24%(a)(b)         1.13%           38%           1.24%(a)
        (0.13)          12.06         22.00       17,128       1.29+(a)            0.81+           42            1.29+(a)

       $(0.51)         $ 7.47        (34.59)%   $ 27,384       1.99%(a)(b)         0.38%           38%           1.99%(a)
        (0.10)          12.00         21.08       36,511       2.04+(a)            0.06+           42            2.04+(a)

       $(0.51)         $ 7.47        (34.54)%   $ 34,198       1.99%(a)(b)         0.38%           38%           1.99%(a)
        (0.10)          12.00         21.08       40,916       2.04+(a)            0.06+           42            2.04+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
LARGECAP VALUE
PRIMARY A SHARES*
Year ended 3/31/2003#..........   $10.69          $0.12            $(3.02)           $(2.90)          $(0.09)        $(0.02)
Period ended 3/31/2002#........    10.00           0.08              0.63              0.71            (0.02)            --
INVESTOR A SHARES*
Year ended 3/31/2003#..........   $10.69          $0.10            $(3.02)           $(2.92)          $(0.07)        $(0.02)
Period ended 3/31/2002#........    10.00           0.07              0.63              0.70            (0.01)            --
INVESTOR B SHARES*
Year ended 3/31/2003#..........   $10.67          $0.04            $(3.02)           $(2.98)          $(0.02)        $(0.02)
Period ended 3/31/2002#........    10.00           0.00##            0.67              0.67            (0.00)##          --
INVESTOR C SHARES*
Year ended 3/31/2003#..........   $10.67          $0.04            $(3.02)           $(2.98)          $(0.02)        $(0.02)
Period ended 3/31/2002#........    10.00           0.00##            0.67              0.67            (0.00)##          --

---------------

 * LargeCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                             RATIO OF             RATIO OF                      RATIO OF
        TOTAL         NET ASSET                NET ASSETS    OPERATING         NET INVESTMENT                   OPERATING
      DIVIDENDS         VALUE                     END       EXPENSES TO       INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND           END OF        TOTAL     OF PERIOD    AVERAGE NET         AVERAGE NET      TURNOVER        AVERAGE
    DISTRIBUTIONS      PERIOD       RETURN++     (000)        ASSETS               ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

       $(0.11)         $ 7.68        (27.25)%   $30,628        1.07%(a)(b)          1.36%           69%           1.34%(a)
        (0.02)          10.69          7.08      17,822        1.07+(a)             0.88+           24            6.31+(a)

       $(0.09)         $ 7.68        (27.41)%   $46,006        1.32%(a)(b)          1.11%           69%           1.59%(a)
        (0.01)          10.69          7.03         315        1.32+(a)             0.63+           24            6.56+(a)

       $(0.04)         $ 7.65        (27.98)%   $ 1,394        2.07%(a)(b)          0.36%           69%           2.34%(a)
        (0.00)##        10.67          6.74         290        2.07+(a)            (0.12)+          24            7.31+(a)

       $(0.04)         $ 7.65        (27.99)%   $   113        2.07%(a)(b)          0.36%           69%           2.34%(a)
        (0.00)##        10.67          6.74          21        2.07+(a)            (0.12)+          24            7.31+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2003#..........   $11.96         $ 0.14            $(3.31)           $(3.17)          $(0.13)        $(0.18)
Year ended 3/31/2002#..........    12.39           0.12              0.58              0.70            (0.10)         (1.03)
Year ended 3/31/2001...........    16.24           0.17             (0.42)            (0.25)           (0.18)         (3.42)
Year ended 3/31/2000#..........    18.16           0.11             (0.06)             0.05            (0.11)         (1.86)
Year ended 3/31/1999#..........    19.92           0.13              0.64              0.77            (0.14)         (2.39)
INVESTOR A SHARES
Year ended 3/31/2003#..........   $11.94         $ 0.11            $(3.31)           $(3.20)          $(0.10)        $(0.18)
Year ended 3/31/2002#..........    12.38           0.09              0.58              0.67            (0.08)         (1.03)
Year ended 3/31/2001...........    16.24           0.14             (0.43)            (0.29)           (0.15)         (3.42)
Year ended 3/31/2000#..........    18.16           0.07             (0.07)             0.00            (0.06)         (1.86)
Year ended 3/31/1999#..........    19.92           0.09              0.63              0.72            (0.09)         (2.39)
INVESTOR B SHARES
Year ended 3/31/2003#..........   $11.66         $ 0.03            $(3.22)           $(3.19)          $(0.04)        $(0.18)
Year ended 3/31/2002#..........    12.13           0.00##            0.59              0.59            (0.03)         (1.03)
Year ended 3/31/2001...........    16.00           0.04             (0.43)            (0.39)           (0.06)         (3.42)
Year ended 3/31/2000#..........    18.00          (0.06)            (0.08)            (0.14)           (0.00)##       (1.86)
Year ended 3/31/1999#..........    19.81          (0.05)             0.63              0.58               --          (2.39)
INVESTOR C SHARES
Year ended 3/31/2003#..........   $11.65         $ 0.04            $(3.22)           $(3.18)          $(0.05)        $(0.18)
Year ended 3/31/2002#..........    12.13           0.00##            0.58              0.58            (0.03)         (1.03)
Year ended 3/31/2001...........    15.99           0.04             (0.42)            (0.38)           (0.06)         (3.42)
Year ended 3/31/2000#..........    17.98          (0.06)            (0.07)            (0.13)           (0.00)##       (1.86)
Year ended 3/31/1999#..........    19.75          (0.02)             0.65              0.63            (0.01)         (2.39)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                             RATIO OF         RATIO OF                      RATIO OF
        TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------

       $(0.31)         $ 8.48        (26.95)%  $  451,815      0.97%(a)         1.43%            75%          0.97%(a)
        (1.13)          11.96          5.64       513,206      0.95(a)(b)       1.02            135           0.95(a)
        (3.60)          12.39         (1.97)      844,432      0.94(a)(b)       1.28            181           0.94(a)
        (1.97)          16.24         (0.16)    1,290,572      0.93(a)(b)       0.65             95           0.93(a)
        (2.53)          18.16          4.15     1,939,704      0.94(a)(b)       0.76             38           0.94(a)

       $(0.28)         $ 8.46        (27.17)%  $   43,364      1.22%(a)         1.18%            75%          1.22%(a)
        (1.11)          11.94          5.33        58,144      1.20(a)(b)       0.77            135           1.20(a)
        (3.57)          12.38         (2.29)       65,975      1.19(a)(b)       1.03            181           1.19(a)
        (1.92)          16.24         (0.47)       94,256      1.18(a)(b)       0.40             95           1.18(a)
        (2.48)          18.16          3.96       136,691      1.19(a)(b)       0.51             38           1.19(a)

       $(0.22)         $ 8.25        (27.72)%  $   37,399      1.97%(a)         0.43%            75%          1.97%(a)
        (1.06)          11.66          4.66        80,162      1.95(a)(b)       0.02            135           1.95(a)
        (3.48)          12.13         (3.05)       93,064      1.94(a)(b)       0.28            181           1.94(a)
        (1.86)          16.00         (1.24)      124,000      1.93(a)(b)      (0.35)            95           1.93(a)
        (2.39)          18.00          3.11       154,025      1.94(a)(b)      (0.24)            38           1.94(a)

       $(0.23)         $ 8.24        (27.72)%  $    4,694      1.97%(a)         0.43%            75%          1.97%(a)
        (1.06)          11.65          4.58         7,496      1.95(a)(b)       0.02            135           1.95(a)
        (3.48)          12.13         (2.98)        8,479      1.94(a)(b)       0.28            181           1.94(a)
        (1.86)          15.99         (1.18)       10,042      1.93(a)(b)      (0.32)            95           1.93(a)
        (2.40)          17.98          3.39        12,106      1.70(a)(b)       0.00             38           1.94(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
MIDCAP VALUE
PRIMARY A SHARES*
Year ended 3/31/2003#..........   $11.32          $0.10            $(2.61)           $(2.51)          $(0.07)        $(0.02)
Period ended 3/31/2002#........    10.00           0.06              1.30              1.36            (0.04)            --
INVESTOR A SHARES*
Year ended 3/31/2003#..........   $11.30          $0.08            $(2.60)           $(2.52)          $(0.05)        $(0.02)
Period ended 3/31/2002#........    10.00           0.04              1.30              1.34            (0.04)            --
INVESTOR B SHARES*
Year ended 3/31/2003#..........   $11.29          $0.01            $(2.59)           $(2.58)          $(0.02)        $(0.02)
Period ended 3/31/2002#........    10.00          (0.04)             1.35              1.31            (0.02)            --
INVESTOR C SHARES*
Year ended 3/31/2003#..........   $11.31          $0.01            $(2.59)           $(2.58)          $(0.02)        $(0.02)
Period ended 3/31/2002#........    10.00          (0.05)             1.36              1.31            (0.00)##          --

---------------

 * MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                             RATIO OF         RATIO OF                      RATIO OF
        TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER      AVERAGE NET
    DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE          ASSETS
------------------------------------------------------------------------------------------------------------------------

       $(0.09)         $ 8.72        (22.27)%   $294,087       1.16%(a)         1.11%           98%           1.16%(a)
        (0.04)          11.32         13.63       98,888       1.25+(a)         0.64+           19            2.03+(a)

       $(0.07)         $ 8.71        (22.36)%   $  3,270       1.41%(a)         0.86%           98%           1.41%(a)
        (0.04)          11.30         13.37          573       1.50+(a)         0.39+           19            2.28+(a)

       $(0.04)         $ 8.67        (22.93)%   $  1,961       2.16%(a)         0.11%           98%           2.16%(a)
        (0.02)          11.29         13.14          524       2.25+(a)        (0.36)+          19            3.03+(a)

       $(0.04)         $ 8.69        (22.89)%   $    362       2.16%(a)         0.11%           98%           2.16%(a)
        (0.00)##        11.31         13.10           93       2.25+(a)        (0.36)+          19            3.03+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                               NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                 VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                               -----------------------------------------------------------------------------
SMALLCAP VALUE
PRIMARY A SHARES*
Period ended 3/31/2003#......................   $10.00         $ 0.03            $(2.28)           $(2.25)          $(0.02)
INVESTOR A SHARES*
Period ended 3/31/2003#......................   $10.00         $ 0.01            $(2.28)           $(2.27)          $(0.02)
INVESTOR B SHARES*
Period ended 3/31/2003#......................   $10.00         $(0.04)           $(2.28)           $(2.32)          $(0.00)##
INVESTOR C SHARES*
Period ended 3/31/2003#......................   $10.00         $(0.04)           $(2.29)           $(2.33)          $(0.00)##

---------------

 * SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS FUNDS

                                                                                         WITHOUT WAIVERS
                                                                                         AND/OR EXPENSE
                                                                                         REIMBURSEMENTS
                                                                                         ---------------
                                             RATIO OF         RATIO OF                      RATIO OF
                               NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
      NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
        VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
    END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------

        $7.73        (22.50)%   $70,168        1.30%+(a)        0.45%+           89%          1.57%+(a)

        $7.71        (22.75)%   $ 1,122        1.55%+(a)        0.20%+           89%          1.82%+(a)

        $7.68        (23.20)%   $   341        2.30%+(a)       (0.55)%+          89%          2.57%+(a)

        $7.67        (23.29)%   $    56        2.30%+(a)       (0.55)%+          89%          2.57%+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
GROWTH*
PRIMARY A SHARES
Year ended 3/31/2003#.....................   $14.79        $(0.05)          $(2.79)          $(2.84)          $   --
Year ended 3/31/2002#.....................    14.91         (0.06)           (0.06)           (0.12)              --
Year ended 3/31/2001......................    21.61         (0.01)           (6.53)           (6.54)           (0.16)
Year ended 3/31/2000......................    14.91         (0.07)            6.81             6.74            (0.04)
Year ended 3/31/1999#.....................    12.03          0.00##           2.89             2.89            (0.01)
INVESTOR A SHARES
Year ended 3/31/2003#.....................   $14.72        $(0.08)          $(2.78)          $(2.86)          $   --
Year ended 3/31/2002#.....................    14.87         (0.09)           (0.06)           (0.15)              --
Year ended 3/31/2001......................    21.62         (0.05)           (6.54)           (6.59)           (0.16)
Year ended 3/31/2000......................    14.95         (0.11)            6.82             6.71            (0.04)
Year ended 3/31/1999#.....................    12.02         (0.03)            2.97             2.94            (0.01)
INVESTOR B SHARES
Year ended 3/31/2003#.....................   $14.29        $(0.17)          $(2.69)          $(2.86)          $   --
Year ended 3/31/2002#.....................    14.55         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.31         (0.18)           (6.42)           (6.60)           (0.16)
Year ended 3/31/2000......................    14.85         (0.24)            6.74             6.50            (0.04)
Year ended 3/31/1999#.....................    12.02         (0.12)            2.96             2.84            (0.01)
INVESTOR C SHARES
Year ended 3/31/2003#.....................   $14.31        $(0.17)          $(2.70)          $(2.87)          $   --
Year ended 3/31/2002#.....................    14.57         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.34         (0.17)           (6.44)           (6.61)           (0.16)
Year ended 3/31/2000......................    14.86         (0.25)            6.77             6.52            (0.04)
Year ended 3/31/1999#.....................    12.02         (0.12)            2.97             2.85            (0.01)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

  # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ##  Amount represents less than $0.01 per share.

 ### Amount represents results prior to conversion to a master-feeder structure.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                     RATIO OF         RATIO OF                      RATIO OF
NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------

 $11.95      (19.20)%   $106,436       1.17%           (0.37)%           --           1.17%
  14.79       (0.80)      58,752       1.14            (0.39)            --           1.14
  14.91      (30.42)      80,526       1.10            (0.03)            --           1.10
  21.61       45.33      113,028       1.23(a)         (0.37)            55%###       1.23(a)
  14.91       24.05       52,229       1.25(a)          0.05            150           1.25(a)

 $11.86      (19.43)%   $279,840      1.42%            (0.62)%           --          1.42%
  14.72       (1.01)     217,963       1.39            (0.64)            --           1.39
  14.87      (30.63)     164,031       1.35            (0.28)            --           1.35
  21.62       45.01      175,859       1.48(a)         (0.62)            55%###       1.48(a)
  14.95       24.38       43,392       1.50(a)         (0.20)           150           1.50(a)

 $11.43      (20.01)%   $137,432       2.17%           (1.37)%           --           2.17%
  14.29       (1.79)     209,503       2.14            (1.39)            --           2.14
  14.55      (31.13)     239,621       2.10            (1.03)            --           2.10
  21.31       43.90      305,607       2.23(a)         (1.37)            55%###       2.23(a)
  14.85       23.55       99,257       2.25(a)         (0.95)           150           2.25(a)

 $11.44      (20.06)%   $ 55,913       2.17%           (1.37)%           --           2.17%
  14.31       (1.78)      31,886       2.14            (1.39)            --           2.14
  14.57      (31.10)      32,365       2.10            (1.03)            --           2.10
  21.34       43.93       34,785       2.23(a)         (1.37)            55%###       2.23(a)
  14.86       23.63        3,233       2.25(a)         (0.95)           150           2.25(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC GROWTH***
PRIMARY A SHARES
Year ended 3/31/2003#.....................   $12.35        $ 0.07           $(3.59)          $(3.52)         $(0.05)
Year ended 3/31/2002#.....................    12.47          0.02            (0.12)           (0.10)          (0.02)
Year ended 3/31/2001......................    17.03         (0.01)           (4.51)           (4.52)          (0.01)
Year ended 3/31/2000#.....................    13.86         (0.02)            3.39             3.37              --
Period ended 3/31/1999*#..................    10.00          0.00##           3.87             3.87              --
INVESTOR A SHARES
Year ended 3/31/2003#.....................   $12.31        $ 0.04           $(3.56)          $(3.52)         $(0.03)
Year ended 3/31/2002#.....................    12.44         (0.01)           (0.11)           (0.12)          (0.01)
Year ended 3/31/2001......................    16.98         (0.04)           (4.47)           (4.51)             --
Period ended 3/31/2000**#.................    13.88         (0.03)            3.19             3.16              --
INVESTOR B SHARES
Year ended 3/31/2003#.....................   $12.07        $(0.03)          $(3.50)          $(3.53)         $(0.00)##
Year ended 3/31/2002#.....................    12.29         (0.10)           (0.12)           (0.22)          (0.00)##
Year ended 3/31/2001......................    16.90         (0.14)           (4.44)           (4.58)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.18             3.08              --
INVESTOR C SHARES
Year ended 3/31/2003#.....................   $12.08        $(0.03)          $(3.51)          $(3.54)         $   --
Year ended 3/31/2002#.....................    12.30         (0.10)           (0.12)           (0.22)          (0.00)##
Year ended 3/31/2001......................    16.92         (0.14)           (4.45)           (4.59)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.20             3.10              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
STRATEGIC GROWTH***
PRIMARY A SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Year ended 3/31/2000#.....................      (0.20)
Period ended 3/31/1999*#..................      (0.01)
INVESTOR A SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR B SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR C SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)

---------------

 +  Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Strategic Growth Primary A Shares commenced operations on October 2, 1998.

 ** Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

 ***The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Strategic Growth Master Portfolio.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                      RATIO OF NET                   ---------------
                                                        RATIO OF       INVESTMENT                       RATIO OF
    TOTAL       NET ASSET               NET ASSETS      OPERATING    INCOME/(LOSS)                      OPERATING
  DIVIDENDS       VALUE                   END OF        EXPENSES           TO         PORTFOLIO        EXPENSES TO
     AND         END OF      TOTAL        PERIOD       TO AVERAGE       AVERAGE       TURNOVER           AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++       (000)       NET ASSETS      NET ASSETS       RATE           NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.05)       $ 8.78      (28.55)%   $1,393,260        0.94%           0.69%          15%###           0.94%
    (0.02)        12.35       (0.83)     1,230,030     0.94(a)            0.20           71               0.94(a)
    (0.04)        12.47      (26.62)     1,182,028     0.94(a)(b)        (0.09)          56               0.94(a)
    (0.20)        17.03       24.63        860,124        0.97           (0.10)          23               0.97
    (0.01)        13.86       38.65        266,823        1.07+(a)       (0.03)+         34               1.07+(a)

   $(0.03)       $ 8.76      (28.61)%   $  213,691       1.19%            0.44%          15%###           1.19%
    (0.01)        12.31       (0.97)        26,742     1.19(a)           (0.05)          71               1.19(a)
    (0.03)        12.44      (26.62)        11,895     1.19(a)(b)        (0.34)          56               1.19(a)
    (0.06)        16.98       22.86          5,503        1.22+          (0.35)+         23               1.22+

   $(0.00)##     $ 8.54      (29.23)%   $   38,972       1.94%           (0.31)%         15%###           1.94%
    (0.00)##      12.07       (1.78)         8,358     1.94(a)           (0.80)          71               1.94(a)
    (0.03)        12.29      (27.16)         6,758     1.94(a)(b)        (1.09)          56               1.94(a)
    (0.06)        16.90       22.29          4,934        1.97+          (1.10)+         23               1.97+

   $   --        $ 8.54      (29.30)%   $   12,857       1.94%           (0.31)%         15%###           1.94%
    (0.00)##      12.08       (1.78)         2,645     1.94(a)           (0.80)          71               1.94(a)
    (0.03)        12.30      (27.14)         2,137     1.94(a)(b)        (1.09)          56               1.94(a)
    (0.06)        16.92       22.36          1,706        1.97+          (1.10)+         23               1.97+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD    INCOME/(LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 3/31/2003#.....................   $ 7.81          $ 0.01            $(2.21)          $(2.20)         $  --
Year ended 3/31/2002#.....................     8.30           (0.01)            (0.22)           (0.23)            --
Year ended 3/31/2001......................    14.59           (0.03)            (3.90)           (3.93)            --
Year ended 3/31/2000......................    12.05           (0.05)             3.47             3.42             --
Year ended 3/31/1999#.....................    13.30            0.00##            1.59             1.59             --
INVESTOR A SHARES
Year ended 3/31/2003#.....................   $ 7.65          $(0.01)           $(2.15)          $(2.16)         $  --
Year ended 3/31/2002#.....................     8.16           (0.03)            (0.22)           (0.25)            --
Year ended 3/31/2001......................    14.43           (0.07)            (3.84)           (3.91)            --
Year ended 3/31/2000......................    11.97           (0.08)             3.42             3.34             --
Year ended 3/31/1999#.....................    13.26           (0.03)             1.58             1.55             --
INVESTOR B SHARES
Year ended 3/31/2003#.....................   $ 6.97          $(0.05)           $(1.96)          $(2.01)         $  --
Year ended 3/31/2002#.....................     7.51           (0.08)            (0.20)           (0.28)            --
Year ended 3/31/2001......................    13.58           (0.14)            (3.57)           (3.71)            --
Year ended 3/31/2000......................    11.39           (0.17)             3.24             3.07             --
Year ended 3/31/1999#.....................    12.83           (0.11)             1.51             1.40             --
INVESTOR C SHARES
Year ended 3/31/2003#.....................   $ 7.05          $(0.05)           $(1.98)          $(2.03)         $  --
Year ended 3/31/2002#.....................     7.59           (0.08)            (0.20)           (0.28)            --
Year ended 3/31/2001......................    13.70           (0.13)            (3.62)           (3.75)            --
Year ended 3/31/2000......................    11.48           (0.16)             3.26             3.10             --
Year ended 3/31/1999#.....................    12.92           (0.11)             1.51             1.40             --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................      (0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
INVESTOR A SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................      (0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
INVESTOR B SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................      (0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
INVESTOR C SHARES
Year ended 3/31/2003#.....................     $   --
Year ended 3/31/2002#.....................      (0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 170

NATIONS FUNDS

                                                                                                  WITHOUT WAIVERS
                                                                                                  AND/OR EXPENSE
                                                                                                  REIMBURSEMENTS
                                                                                                  ---------------
                                                     RATIO OF           RATIO OF                     RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING       NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE          TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS         NET ASSETS       RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $   --        $ 5.61      (28.17)%   $158,017       1.01%(a)(b)        0.13%          178%          1.01%(a)
    (0.26)         7.81       (3.31)     302,843       0.97(a)(b)        (0.12)           65           0.97(a)
    (2.36)         8.30      (30.69)     531,657       0.95(a)(b)        (0.28)           96           0.95(a)
    (0.88)        14.59       29.90      816,371       0.96(a)(b)        (0.38)           39           0.96(a)
    (2.84)        12.05       14.99      737,620       0.96(a)           (0.04)           39           0.96(a)

   $   --        $ 5.49      (28.24)%   $ 28,896       1.26%(a)(b)       (0.12)%         178%          1.26%(a)
    (0.26)         7.65       (3.62)      28,994       1.22(a)(b)        (0.37)           65           1.22(a)
    (2.36)         8.16      (30.91)      32,519       1.20(a)(b)        (0.53)           96           1.20(a)
    (0.88)        14.43       29.41       61,756       1.21(a)(b)        (0.63)           39           1.21(a)
    (2.84)        11.97       14.70       52,987       1.21(a)           (0.29)           39           1.21(a)

   $   --        $ 4.96      (28.84)%   $ 21,125       2.01%(a)(b)       (0.87)%         178%          2.01%(a)
    (0.26)         6.97       (4.35)      37,767       1.97(a)(b)        (1.12)           65           1.97(a)
    (2.36)         7.51      (31.37)      45,832       1.95(a)(b)        (1.28)           96           1.95(a)
    (0.88)        13.58       28.42       75,844       1.96(a)(b)        (1.38)           39           1.96(a)
    (2.84)        11.39       13.86       66,338       1.96(a)           (1.04)           39           1.96(a)

   $   --        $ 5.02      (28.79)%   $  2,807       2.01%(a)(b)       (0.87)%         178%          2.01%(a)
    (0.26)         7.05       (4.31)       4,538       1.97(a)(b)        (1.12)           65           1.97(a)
    (2.36)         7.59      (31.38)       3,338       1.95(a)(b)        (1.28)           96           1.95(a)
    (0.88)        13.70       28.46        4,883       1.96(a)(b)        (1.38)           39           1.96(a)
    (2.84)        11.48       13.76        3,862       1.96(a)           (1.04)           39           1.96(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                             NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                               VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET
                                             BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED
                                             OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS        GAINS
                                             --------------------------------------------------------------------------------
FOCUSED EQUITIES*
PRIMARY A SHARES
Year ended 3/31/2003#......................   $15.87         $(0.05)           $(3.01)           $(3.06)           $   --
Year ended 3/31/2002#......................    15.37          (0.05)             0.55              0.50                --
Year ended 3/31/2001.......................    22.59          (0.01)            (7.13)            (7.14)            (0.08)
Year ended 3/31/2000#......................    16.69          (0.01)             6.14              6.13             (0.23)
Year ended 3/31/1999#......................    12.13          (0.01)             4.58              4.57             (0.01)
INVESTOR A SHARES
Year ended 3/31/2003#......................   $15.77         $(0.08)           $(2.99)           $(3.07)           $   --
Year ended 3/31/2002#......................    15.31          (0.09)             0.55              0.46                --
Year ended 3/31/2001.......................    22.56          (0.06)            (7.11)            (7.17)            (0.08)
Year ended 3/31/2000#......................    16.73          (0.03)             6.09              6.06             (0.23)
Year ended 3/31/1999#......................    12.14          (0.04)             4.64              4.60             (0.01)
INVESTOR B SHARES
Year ended 3/31/2003#......................   $15.33         $(0.18)           $(2.90)           $(3.08)           $   --
Year ended 3/31/2002#......................    15.00          (0.20)             0.53              0.33                --
Year ended 3/31/2001.......................    22.26          (0.20)            (6.98)            (7.18)            (0.08)
Year ended 3/31/2000#......................    16.62          (0.09)             5.96              5.87             (0.23)
Year ended 3/31/1999#......................    12.13          (0.12)             4.62              4.50             (0.01)
INVESTOR C SHARES
Year ended 3/31/2003#......................   $15.38         $(0.18)           $(2.91)           $(3.09)           $   --
Year ended 3/31/2002#......................    15.05          (0.20)             0.53              0.33                --
Year ended 3/31/2001.......................    22.33          (0.20)            (7.00)            (7.20)            (0.08)
Year ended 3/31/2000#......................    16.67          (0.08)             5.97              5.89             (0.23)
Year ended 3/31/1999#......................    12.13          (0.14)             4.69              4.55             (0.01)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 172

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                     RATIO OF       RATIO OF NET                    RATIO OF
NET ASSET              NET ASSETS    OPERATING       INVESTMENT                     OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET       AVERAGE        TURNOVER      AVERAGE NET
 PERIOD     RETURN++     (000)        ASSETS         NET ASSETS        RATE          ASSETS
------------------------------------------------------------------------------------------------

 $12.81      (19.28)%  $  384,706      1.12%            (0.35)%          --           1.12%
  15.87        3.25       346,435      1.11             (0.33)           --           1.11
  15.37      (31.67)      354,798      1.09             (0.05)           --           1.09
  22.59       37.13       326,745      1.16(a)          (0.35)           53%###       1.16(a)
  16.69       37.73       105,458      1.06(a)           0.05           177           1.06(a)

 $12.70      (19.47)%  $  537,958      1.37%            (0.60)%          --           1.37%
  15.77        3.00       507,590      1.36             (0.58)           --           1.36
  15.31      (31.80)      491,437      1.34             (0.30)           --           1.34
  22.56       36.62       690,166      1.41(a)          (0.60)           53%###       1.41(a)
  16.73       37.94       238,137      1.31(a)          (0.20)          177           1.31(a)

 $12.25      (20.09)%  $  462,082      2.12%            (1.35)%          --           2.12%
  15.33        2.20       679,688      2.11             (1.33)           --           2.11
  15.00      (32.32)      741,285      2.09             (1.05)           --           2.09
  22.26       35.71     1,003,840      2.16(a)          (1.35)           53%###       2.16(a)
  16.62       37.15       306,365      2.06(a)          (0.95)          177           2.06(a)

 $12.29      (20.09)%  $  175,032      2.12%            (1.35)%          --           2.12%
  15.38        2.19       188,842      2.11             (1.33)           --           2.11
  15.05      (32.31)      203,642      2.09             (1.05)           --           2.09
  22.33       35.72       247,509      2.16(a)          (1.35)           53%###       2.16(a)
  16.67       37.56        13,682      2.06(a)          (0.95)          177           2.06(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                              NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                                VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET
                                              BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED
                                              OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS        GAINS
                                              --------------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2003#.......................   $13.21          $(0.04)          $(4.51)           $(4.55)           $   --
Year ended 3/31/2002#.......................    14.63           (0.05)           (1.37)            (1.42)               --
Year ended 3/31/2001........................    22.41           (0.03)           (4.02)            (4.05)            (3.73)
Year ended 3/31/2000#.......................    13.31           (0.07)            9.81              9.74             (0.64)
Year ended 3/31/1999#.......................    16.56           (0.04)           (0.94)            (0.98)            (2.27)
INVESTOR A SHARES
Year ended 3/31/2003#.......................   $12.73          $(0.07)          $(4.33)           $(4.40)           $   --
Year ended 3/31/2002#.......................    14.14           (0.09)           (1.32)            (1.41)               --
Year ended 3/31/2001........................    21.87           (0.09)           (3.91)            (4.00)            (3.73)
Year ended 3/31/2000#.......................    13.04           (0.12)            9.59              9.47             (0.64)
Year ended 3/31/1999#.......................    16.30           (0.07)           (0.92)            (0.99)            (2.27)
INVESTOR B SHARES
Year ended 3/31/2003#.......................   $11.51          $(0.12)          $(3.93)           $(4.05)           $   --
Year ended 3/31/2002#.......................    12.87           (0.17)           (1.19)            (1.36)               --
Year ended 3/31/2001........................    20.38           (0.19)           (3.59)            (3.78)            (3.73)
Year ended 3/31/2000#.......................    12.28           (0.22)            8.96              8.74             (0.64)
Year ended 3/31/1999#.......................    15.58           (0.15)           (0.88)            (1.03)            (2.27)
INVESTOR C SHARES
Year ended 3/31/2003#.......................   $11.57          $(0.12)          $(3.94)           $(4.06)           $   --
Year ended 3/31/2002#.......................    12.95           (0.17)           (1.21)            (1.38)               --
Year ended 3/31/2001........................    20.47           (0.17)           (3.62)            (3.79)            (3.73)
Year ended 3/31/2000#.......................    12.33           (0.22)            9.00              8.78             (0.64)
Year ended 3/31/1999#.......................    15.63           (0.15)           (0.88)            (1.03)            (2.27)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 174

NATIONS FUNDS

                                                                                    WITHOUT WAIVERS
                                                                                    AND/OR EXPENSE
                                                                                    REIMBURSEMENTS
                                                                                    ---------------
                                     RATIO OF          RATIO OF NET                    RATIO OF
NET ASSET              NET ASSETS    OPERATING          INVESTMENT                     OPERATING
  VALUE                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
---------------------------------------------------------------------------------------------------

 $ 8.66      (34.44)%   $402,987       0.97%(a)(b)        (0.45)%          58%           0.97%(a)
  13.21       (9.71)     547,514       0.97(a)(b)         (0.39)           39            0.97(a)
  14.63      (20.67)     388,152       0.98(a)            (0.27)           39            0.98(a)
  22.41       75.34      281,951       1.00(a)(b)         (0.45)           46            1.00(a)
  13.31       (7.21)     177,861       0.98(a)(b)         (0.29)           43            0.98(a)

 $ 8.33      (34.56)%   $ 18,120       1.22%(a)(b)        (0.70)%          58%           1.22%(a)
  12.73       (9.97)      32,138       1.22(a)(b)         (0.64)           39            1.22(a)
  14.14      (20.98)      16,536       1.23(a)            (0.52)           39            1.23(a)
  21.87       74.82       22,741       1.25(a)(b)         (0.70)           46            1.25(a)
  13.04       (7.41)      18,042       1.23(a)(b)         (0.54)           43            1.23(a)

 $ 7.46      (35.19)%   $ 21,990       1.97%(a)(b)        (1.45)%          58%           1.97%(a)
  11.51      (10.57)      45,368       1.97(a)(b)         (1.39)           39            1.97(a)
  12.87      (21.51)      44,261       1.98(a)            (1.27)           39            1.98(a)
  20.38       73.47       49,606       2.00(a)(b)         (1.45)           46            2.00(a)
  12.28       (8.10)      33,245       1.98(a)(b)         (1.29)           43            1.98(a)

 $ 7.51      (35.09)%   $  1,709       1.97%(a)(b)        (1.45)%          58%           1.97%(a)
  11.57      (10.66)       3,024       1.97(a)(b)         (1.39)           39            1.97(a)
  12.95      (21.46)       3,248       1.98(a)            (1.27)           39            1.98(a)
  20.47       73.50        2,628       2.00(a)(b)         (1.45)           46            2.00(a)
  12.33       (8.08)       1,383       1.98(a)(b)         (1.29)           43            1.98(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                           NET ASSET                      NET REALIZED      NET INCREASE/
                                                             VALUE           NET         AND UNREALIZED     (DECREASE) IN
                                                           BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE
                                                           OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS
                                                           ---------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Year ended 3/31/2003#....................................   $ 7.10          $(0.05)          $(0.81)           $(0.86)
Year ended 3/31/2002#....................................     6.99           (0.05)            0.16              0.11
Period ended 3/31/2001*..................................    10.00           (0.03)           (2.98)            (3.01)
INVESTOR A SHARES
Year ended 3/31/2003#....................................   $ 7.06          $(0.07)          $(0.80)           $(0.87)
Year ended 3/31/2002#....................................     6.97           (0.07)            0.16              0.09
Period ended 3/31/2001*..................................    10.00           (0.06)           (2.97)            (3.03)
INVESTOR B SHARES
Year ended 3/31/2003#....................................   $ 6.96          $(0.12)          $(0.79)           $(0.91)
Year ended 3/31/2002#....................................     6.92           (0.12)            0.16              0.04
Period ended 3/31/2001*..................................    10.00           (0.11)           (2.97)            (3.08)
INVESTOR C SHARES
Year ended 3/31/2003#....................................   $ 6.96          $(0.12)          $(0.79)           $(0.91)
Year ended 3/31/2002#....................................     6.92           (0.12)            0.16              0.04
Period ended 3/31/2001*..................................    10.00           (0.11)           (2.97)            (3.08)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                     RATIO OF            RATIO OF                         RATIO OF
NET ASSET              NET ASSETS    OPERATING        NET INVESTMENT                      OPERATING
  VALUE                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO        EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER         AVERAGE NET
 PERIOD     RETURN++     (000)        ASSETS              ASSETS          RATE             ASSETS
------------------------------------------------------------------------------------------------------

  $6.24      (12.11)%   $ 3,543        1.45%(a)(b)        (0.81)%          308%             1.46%(a)
   7.10        1.57       3,356        1.37(a)            (0.72)           419              1.37(a)
   6.99      (30.10)      5,686        1.35+              (0.41)+          426              1.35+

  $6.19      (12.32)%   $10,853        1.70%(a)(b)        (1.06)%          308%             1.71%(a)
   7.06        1.29      14,741        1.62(a)            (0.97)           419              1.62(a)
   6.97      (30.30)     19,644        1.60+              (0.66)+          426              1.60+

  $6.05      (13.07)%   $29,562        2.45%(a)(b)        (1.81)%          308%             2.46%(a)
   6.96        0.58      43,187        2.37(a)            (1.72)           419              2.37(a)
   6.92      (30.80)     50,404        2.35+              (1.41)+          426              2.35+

  $6.05      (13.07)%   $ 3,517        2.45%(a)(b)        (1.81)%          308%             2.46%(a)
   6.96        0.58       4,660        2.37(a)            (1.72)           419              2.37(a)
   6.92      (30.80)      6,557        2.35+              (1.41)+          426              2.35+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
SMALL COMPANY
PRIMARY A SHARES*
Year ended 3/31/2003#.........   $15.07         $(0.07)           $(4.86)           $(4.93)          $  --          $   --
Year ended 3/31/2002#.........    13.69          (0.07)             1.45              1.38              --              --
Year ended 3/31/2001..........    22.66          (0.10)            (6.67)            (6.77)             --           (2.20)
Year ended 3/31/2000#.........    11.50          (0.10)            11.29             11.19              --           (0.03)
Year ended 3/31/1999#.........    15.79          (0.05)            (3.11)            (3.16)             --           (1.13)
INVESTOR A SHARES*
Year ended 3/31/2003#.........   $14.84         $(0.10)           $(4.78)           $(4.88)          $  --          $   --
Year ended 3/31/2002#.........    13.52          (0.10)             1.42              1.32              --              --
Year ended 3/31/2001..........    22.44          (0.14)            (6.58)            (6.72)             --           (2.20)
Year ended 3/31/2000#.........    11.43          (0.15)            11.19             11.04              --           (0.03)
Year ended 3/31/1999#.........    15.74          (0.07)            (3.11)            (3.18)             --           (1.13)
INVESTOR B SHARES*
Year ended 3/31/2003#.........   $14.25         $(0.18)           $(4.58)           $(4.76)          $  --          $   --
Year ended 3/31/2002#.........    13.08          (0.20)             1.37              1.17              --              --
Year ended 3/31/2001..........    21.94          (0.23)            (6.43)            (6.66)             --           (2.20)
Year ended 3/31/2000#.........    11.23          (0.25)            10.99             10.74              --           (0.03)
Year ended 3/31/1999#.........    15.59          (0.11)            (3.12)            (3.23)             --           (1.13)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $14.45         $(0.18)           $(4.65)           $(4.83)          $  --          $   --
Year ended 3/31/2002#.........    13.26          (0.20)             1.39              1.19              --              --
Year ended 3/31/2001..........    22.21          (0.25)            (6.50)            (6.75)             --           (2.20)
Year ended 3/31/2000#.........    11.38          (0.23)            11.09             10.86              --           (0.03)
Year ended 3/31/1999#.........    15.74          (0.12)            (3.11)            (3.23)             --           (1.13)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund Pilot, Class A and Class B Shares, which were reorganized into the Small Company Primary A, Investor A and Investor B Shares, respectively, as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment manager to Small Company was Boatmen's Trust Company. Effective May 23, 1997, the investment manager to Small Company became Banc of America Capital Management, LLC.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS FUNDS

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                    ---------------
                                                     RATIO OF          RATIO OF NET                    RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING          INVESTMENT                     OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------

   $   --        $10.14      (32.71)%   $410,198       1.15%(a)(b)        (0.61)%          44%           1.23%(a)
       --         15.07       10.08      572,820       1.15(a)(b)         (0.48)           35            1.21(a)
   (2.20)         13.69      (31.86)     477,246       1.15(a)(b)         (0.52)           48            1.20(a)
   (0.03)         22.66       97.46      647,825       1.13(a)(b)         (0.65)           63            1.22(a)
   (1.13)         11.50      (21.05)     327,981       0.95(a)            (0.42)           87            1.22(a)

   $   --        $ 9.96      (32.88)%   $128,620       1.40%(a)(b)        (0.86)%          44%           1.48%(a)
       --         14.84        9.76      157,759       1.40(a)(b)         (0.73)           35            1.46(a)
   (2.20)         13.52      (31.96)     146,457       1.40(a)(b)         (0.77)           48            1.45(a)
   (0.03)         22.44       96.91      245,425       1.38(a)(b)         (0.90)           63            1.47(a)
   (1.13)         11.43      (21.32)      16,143       1.20(a)            (0.67)           87            1.47(a)

   $   --        $ 9.49      (33.40)%   $ 12,567       2.15%(a)(b)        (1.61)%          44%           2.23%(a)
       --         14.25        8.94       17,484       2.15(a)(b)         (1.48)           35            2.21(a)
   (2.20)         13.08      (32.45)      11,744       2.15(a)(b)         (1.52)           48            2.20(a)
   (0.03)         21.94       95.79       13,839       2.13(a)(b)         (1.65)           63            2.22(a)
   (1.13)         11.23      (21.86)       5,127       1.95(a)            (1.42)           87            2.22(a)

   $   --        $ 9.62      (33.43)%   $  3,644       2.15%(a)(b)        (1.61)%          44%           2.23%(a)
       --         14.45        8.97        3,871       2.15(a)(b)         (1.48)           35            2.21(a)
   (2.20)         13.26      (32.46)       2,813       2.15(a)(b)         (1.52)           48            2.20(a)
   (0.03)         22.21       95.76        3,588       2.13(a)(b)         (1.65)           63            2.22(a)
   (1.13)         11.38      (21.66)       1,951       1.70(a)            (1.17)           87            2.22(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2003, Funds Trust offered fifty-nine separate portfolios. These financial statements pertain only to certain domestic stock portfolios of Funds
Trust: Convertible Securities Fund, Asset Allocation Fund, Classic Value Fund, LargeCap Value Fund, Value Fund, MidCap Value Fund, SmallCap Value Fund, Growth Fund (formerly Growth and Income Fund), Strategic Growth Fund, Capital Growth Fund, Focused Equities Fund, MidCap Growth Fund, 21st Century Fund and Small Company Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth Fund, Strategic Growth Fund and Focused Equities Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth Master Portfolio (formerly Growth & Income Master Portfolio), Strategic Growth Master Portfolio and Focused Equities Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (98.0% for Growth Master Portfolio, 98.7% for Strategic Growth Master Portfolio and 98.6% for Focused Equities Master Portfolio at March 31, 2003). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

SmallCap Value Fund and 21st Century Fund operate in a master-feeder structure. The Funds seek to achieve their investment objectives by investing substantially all of their assets in SmallCap Value Master Portfolio and 21st Century Master Portfolio, respectively. The Master Portfolios each have the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in its corresponding Master Portfolio as of and for the year ended March 31, 2003 represented substantially all of the beneficial interests in the SmallCap Value Master Portfolio and 21st Century Master Portfolio, the financial statements for the SmallCap Value Fund and 21st Century Fund reflect the consolidation of the SmallCap Value Master Portfolio and 21st Century Master Portfolio. Separate financial statements for the SmallCap Value Master Portfolio and 21st Century Master Portfolio have not been prepared and references in this report to SmallCap Value Fund and 21st Century Fund should be read to include references to the corresponding Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws or restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and

NATIONS FUNDS
certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Funds' investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

NATIONS FUNDS

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in interest income. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of ) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the related amounts recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Asset Allocation Fund had dollar rolls outstanding as of March 31, 2003, which are included in Payable for investment securities purchased on its Statement of net assets. Each Fund maintains a segregated account of U.S. Government securities or other liquid assets, the dollar value of which is equal to its obligation with respect to dollar rolls.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

NATIONS FUNDS

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income, if any, are declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, LargeCap Value, Value and MidCap Value Funds. Classic Value, SmallCap Value, Growth, Strategic Growth, Capital Growth, Focused Equities, MidCap Growth, 21st Century and Small Company Funds declare and pay distributions annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Prior to August 1, 2002, distributions from net investment income, if any, were declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, LargeCap Value, MidCap Value, Growth, Focused Equities, MidCap Growth and 21st Century Funds; Classic Value Fund declared and paid distributions annually; all other Funds declared and paid distributions monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), dated January 1, 2003, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Prior to January 1, 2003, Funds Trust and Master Trust had an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund and Master Portfolio:

                                                              ANNUAL
                                                               RATE
                                                              ------
Convertible Securities, Asset Allocation, Classic Value,
  LargeCap Value, Value, Capital Growth, MidCap Growth......    0.65%
Strategic Growth*...........................................    0.65%
MidCap Value, 21st Century..................................    0.75%
SmallCap Value, Small Company...............................    0.90%

---------------

 *Prior to Master/Feeder conversion.

The Marsico Growth, Strategic Growth and Focused Equities Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Effective January 1, 2003, BACAP serves as adviser to the Funds and Master Portfolios without a sub-advisor, excluding Marsico Growth, Focused Equities, 21st Century Funds and Classic Value Fund. Prior to January 1, 2003, Funds Trust,

NATIONS FUNDS
excluding Marsico Growth, Focused Equities, 21st Century Funds and Classic Value Fund, had a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the following maximum annual rate of each Fund's and Master Portfolio's average daily net assets:

                                                              ANNUAL
                                                               RATE
                                                              ------
Convertible Securities, Asset Allocation, LargeCap Value,
  Value, MidCap Value, Capital Growth, MidCap Growth, Small
  Company,..................................................    0.25%
SmallCap Value..............................................    0.35%
Strategic Growth*...........................................    0.25%

---------------

 *Prior to Master/Feeder conversion.

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

Funds Trust has, on behalf of the Classic Value Fund, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP Distributors at the maximum annual rate of 0.40% of the first $500 million of the Fund's average daily net assets and 0.35% over $500 million of the Fund's average daily net assets.

Effective January 1, 2003, BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors) serves as sole administrator of Funds Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of Funds Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of the average daily net assets of all Funds except for Strategic Growth Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets and Growth and Focused Equities Funds, which pay a monthly fee at the maximum annual rate of 0.13% of their average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.14% (annualized) of the Funds' average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, Stephens and BA Advisors earned 0.07% and 0.07% (both annualized), respectively, of the Funds' average daily net assets for their co-administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. During the fiscal year ended March 31, 2003 and until July 31, 2003, BACAP (BA Advisors prior to January 1, 2003) has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense, shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                              ANNUAL
FUND                                                           RATE
--------------------------------------------------------------------
Classic Value...............................................   1.13%
LargeCap....................................................   1.07%
MidCap Value................................................   1.25%
SmallCap Value..............................................   1.30%
Small Company...............................................   1.15%

BACAP is entitled to recover from Classic Value Fund, LargeCap Value Fund, MidCap Value Fund, SmallCap Value Fund and Small Company Fund any fees waived or expenses reimbursed by BACAP during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

NATIONS FUNDS

At March 31, 2003, the amounts potentially recoverable by BACAP pursuant to this arrangement are as follows:

                                                              POTENTIAL AMOUNT TO   POTENTIAL AMOUNT TO   AMOUNT RECOVERED
                                                                RECOVER WITHIN        RECOVER WITHIN        DURING YEAR
                                                                 3 YEARS AS OF         3 YEARS AS OF           ENDED
                                                                    3/31/03               3/31/02             3/31/03
                                                              ------------------------------------------------------------
LargeCap Value..............................................       $122,685              $137,580             $    --
MidCap Value................................................             --                    --              94,844
SmallCap Value..............................................        117,740                    --              10,151
Small Company...............................................        405,127                    --                  --

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2003, expenses of the Funds were reduced by $10,850 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2003, Bank of America earned approximately $115,350 for providing such services and is included in "Transfer agent fees" in the Statements of operations.

BACAP Distributors serves as distributor of the Funds' shares. Prior to January 1, 2003, Stephens served as distributor of the Funds' shares. For the year ended March 31, 2003, the Funds were informed that the distributors received the following:

                                                               FRONT END              CONTINGENT DEFERRED
                                                              SALES CHARGE                SALES CHARGE
                                                                 (000)                       (000)
                                                              ------------   --------------------------------------
FUND                                                           INVESTOR A    INVESTOR A    INVESTOR B    INVESTOR C
-------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................      $805           $    2      $     306       $    7
Asset Allocation............................................        40                2            174           --*
Classic Value...............................................       189                2            108           18
LargeCap Value..............................................        20               --              1           --
Value.......................................................        56               --*            68            1
MidCap Value................................................        35               --              4           --*
SmallCap Value..............................................        14               --             --*          --
Growth......................................................       214               --*           563            4
Strategic Growth............................................        96               --*           186           --*
Capital Growth..............................................        28               --             40            2
Focused Equities............................................       792                6          1,776           12
MidCap Growth...............................................        35                4             58            1
21st Century................................................        29                1            138           --*
Small Company...............................................       127                7             42            3

---------------

 *Amount represents less than $500.

NATIONS FUNDS

For the year ended March 31, 2003, the following Funds paid commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

FUND                                                          COMMISSIONS
-------------------------------------------------------------------------
Convertible Securities......................................   $ 36,020
Asset Allocation............................................    139,707
LargeCap Value..............................................     19,405
Value.......................................................     89,630
MidCap Value................................................    132,740
SmallCap Value..............................................     34,042
Capital Growth..............................................     50,899
MidCap Growth...............................................     59,311
21st Century................................................     12,925
Small Company...............................................     50,146

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. Funds Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds."

Asset Allocation Fund has invested in the High Yield Portfolio, portfolio of the Master Investment Trust. The income earned by the Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds."

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

NATIONS FUNDS

For the year ended March 31, 2003, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT    PLAN
                                                               RATE      LIMIT
                                                              ----------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%     0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%     0.25%
Investor B and Investor C Distribution Plans................   0.75%     0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                                (000)      (000)
                                                              --------------------
Convertible Securities......................................  $721,259    $451,373
Asset Allocation............................................   306,032     379,885
Classic Value...............................................   256,744     139,133
LargeCap Value..............................................    98,186      30,264
Value.......................................................   465,399     404,867
MidCap Value................................................   430,042     193,020
SmallCap Value..............................................   120,315      42,610
Strategic Growth*...........................................   248,635     176,277
Capital Growth..............................................   486,022     566,447
MidCap Growth...............................................   296,808     403,302
21st Century................................................   166,437     176,264
Small Company...............................................   279,644     255,620

---------------

 *Prior to conversion to a master-feeder structure.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                                (000)      (000)
                                                              --------------------
Asset Allocation............................................  $612,992    $654,204

5.  FUTURES CONTRACTS

At March 31, 2003, the Asset Allocation Fund had the following futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
90 Day Euro Futures (long position) expiring June 2003(a)...      44          $ 10,866           $ 10,874            $  8
90 Day Euro Futures (short position) expiring December
  2003(a)...................................................     (88)          (21,661)           (21,697)            (36)
90 Day Euro Futures (long position) expiring September
  2004(a)...................................................      44            10,716             10,739              23
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      14             3,015              3,017               2
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2003(a)..............................................      28             3,171              3,178               7
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2003(a)..............................................      (5)             (581)              (574)              7
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2003(a)..............................................      31             3,509              3,495             (14)
                                                                                                                     ----
  Total net unrealized depreciation.........................                                                         $ (3)
                                                                                                                     ====

---------------

(a)Securities have been segregated as collateral for open futures contracts.

NATIONS FUNDS

6.  WRITTEN OPTIONS

Written options for the Asset Allocation Fund for the year ended March 31, 2003 aggregated the following:

                                                                          PREMIUM
                                                              NUMBER OF   RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS    (000)
----------------------------------------------------------------------------------
Outstanding at March 31, 2002...............................       --      $  --
Contracts opened............................................    1,442        445
Contracts closed............................................   (1,038)      (258)
Options expired.............................................     (400)      (160)
                                                               ------      -----
Outstanding at March 31, 2003...............................        4      $  27
                                                               ======      =====

7.  SWAP CONTRACTS

At March 31, 2003, Asset Allocation Fund had the following swap contracts outstanding:

                                                                                                         UNREALIZED
                                                       NOTIONAL                         PAYMENTS       APPRECIATION/
                                                        AMOUNT     PAYMENTS MADE      RECEIVED BY      (DEPRECIATION)
                     DESCRIPTION                        (000)       BY THE FUND         THE FUND           (000)
---------------------------------------------------------------------------------------------------------------------
Contract with Lehman Brothers, effective November 1,
  2002, expiring November 1, 2003(a).................   $1,600     1-month LIBOR     Lehman Baa
                                                                                     Total Return
                                                                                     Index                  $(12)
Contract with Morgan Stanley, effective February 28,
  2003, expiring May 30, 2003(a).....................    1,650     CMBS Aaa Index    CMBS Aaa Index
                                                                   Floating Total    Fixed Total
                                                                   Return            Return                   (1)
Contract with Morgan Stanley, effective March 31,
  2003, expiring June 30, 2003(a)....................      835     CMBS Aaa Index    CMBS Aaa Index
                                                                   [current          Spread + 0.30%            2
                                                                   floating rate
                                                                   minus prior
                                                                   floating rate]
                                                                   X factor
                                                                                                            ----
Total unrealized depreciation........................                                                       $(11)
                                                                                                            ====

---------------

(a)Fair value.

8.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

     1. Investor B Shares purchased before August 1, 1997 automatically convert to Investor A Shares after nine years.

     2. Investor B Shares purchased between August 1, 1997 and November 15, 1998 automatically convert to Investor A Shares as follows:

a.   $0 - $249,999                                       9 years
b.   $250,000 - 499,000                                  6 years
c.   $500,000 - 999,000                                  5 years

     3. Investor B Shares purchased after November 15, 1998 automatically convert to Investor A after eight years.

See Schedules of capital stock activity.

NATIONS FUNDS

9.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                AMOUNT      AVERAGE
                                                              OUTSTANDING   INTEREST
FUND                                                            (000)*        RATE
------------------------------------------------------------------------------------
Convertible Securities......................................     $ 34         1.73%
Asset Allocation............................................      170         1.77
Classic Value...............................................      349         1.77
LargeCap Value..............................................       37         2.32
Capital Growth..............................................       56         1.79
MidCap Growth...............................................      414         1.89
21st Century................................................       16         2.17
Small Company...............................................      106         2.27

---------------

 *The average amount outstanding was calculated based on daily balances during the period.

10.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2003, the following Funds had securities on loan:

                                                               MARKET VALUE OF    MARKET VALUE
                                                              LOANED SECURITIES   OF COLLATERAL
FUND                                                                (000)             (000)
-----------------------------------------------------------------------------------------------
Convertible Securities......................................      $123,128          $128,392
Asset Allocation............................................         7,127             8,389
Classic Value...............................................        37,614            40,152
Value.......................................................        24,272            25,769
SmallCap Value..............................................         3,071             3,241
Capital Growth..............................................         3,539             3,729
MidCap Growth...............................................        22,446            23,653
21st Century................................................         5,867             6,131
Small Company...............................................        72,188            76,764

NATIONS FUNDS

11.  INCOME TAXES

Information on the tax components of capital as of March 31, 2003 is as follows:

                                                                                                 NET TAX
                                                                                               UNREALIZED
                                                                                              APPRECIATION/
                                                                             NET TAX        (DEPRECIATION) ON
                              COST OF                                      UNREALIZED        DERIVATIVES AND     UNDISTRIBUTED
                            INVESTMENTS    GROSS TAX      GROSS TAX       APPRECIATION/     FOREIGN CURRENCY    ORDINARY INCOME/
                              FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION) ON     AND NET OTHER       (ACCUMULATED
                             PURPOSES     APPRECIATION   DEPRECIATION      INVESTMENTS           ASSETS          ORDINARY LOSS)
FUND                           (000)         (000)          (000)             (000)               (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities....  $1,097,116      $35,123       $ (57,241)        $ (22,117)            $ --               $  152
Asset Allocation..........     233,969       11,354         (12,691)           (1,337)             (11)                 352
Classic Value.............     499,680        5,421        (148,351)         (142,930)              --                1,087
LargeCap Value............      83,689          910          (7,405)           (6,495)              --                  100
Value.....................     616,411       11,440         (68,654)          (57,214)              --                  643
MidCap Value..............     321,623        4,410         (27,588)          (23,178)              --                  290
SmallCap Value............      79,785        2,454          (6,178)           (3,724)              --                   23
Growth....................        N/A*         N/A*            N/A*            16,219               --                   --
Strategic Growth..........        N/A*         N/A*            N/A*          (280,413)              --                3,349
Capital Growth............     200,493       23,193          (8,846)           14,347               --                   --
Focused Equities..........        N/A*         N/A*            N/A*            42,388               --                   --
MidCap Growth.............     501,913       59,367         (92,444)          (33,077)              --                   --
21st Century..............      52,327        3,146          (1,374)            1,772               --                   --
Small Company.............     677,354       51,930         (96,857)          (44,927)              --                   --


                             UNDISTRIBUTED
                            LONG-TERM GAINS/
                              (ACCUMULATED
                             CAPITAL LOSS)
FUND                             (000)
--------------------------  ----------------
Convertible Securities....     $(104,209)
Asset Allocation..........       (54,694)
Classic Value.............        (8,241)
LargeCap Value............        (3,712)
Value.....................       (51,773)
MidCap Value..............       (16,745)
SmallCap Value............        (5,393)
Growth....................      (186,895)
Strategic Growth..........      (562,883)
Capital Growth............       (96,274)
Focused Equities..........      (659,879)
MidCap Growth.............      (232,276)
21st Century..............       (39,276)
Small Company.............      (137,863)

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2003, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN   EXPIRING IN   EXPIRING IN
                                                                 2009          2010          2011
FUND                                                             (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------
Convertible Securities......................................   $     --      $ 27,913      $ 76,296
Asset Allocation............................................         --        16,103        18,585
LargeCap Value..............................................         --            --         2,492
Value.......................................................         --            --        39,946
MidCap Value................................................         --            --        13,202
SmallCap Value..............................................         --            --         3,034
Growth......................................................     32,076        81,928        61,904
Strategic Growth............................................    110,198       117,796       227,643
Capital Growth..............................................     10,196        40,838        41,478
Focused Equities............................................    112,609       375,725       145,695
MidCap Growth...............................................         --        24,894       142,174
21st Century................................................     12,772        24,223         1,800
Small Company...............................................         --        38,429        48,702

NATIONS FUNDS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2003, the following Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
Convertible Securities......................................     $     --
Asset Allocation............................................       20,006
Classic Value...............................................        8,241
LargeCap Value..............................................        1,220
Value.......................................................       11,827
MidCap Value................................................        3,543
SmallCap Value..............................................        2,359
Growth......................................................       10,987
Strategic Growth............................................      107,246
Capital Growth..............................................        3,762
Focused Equities............................................       25,850
MidCap Growth...............................................       65,208
21st Century................................................          481
Small Company...............................................       50,732

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2004.

The tax composition of dividends and distributions (other than return of capital dividends for the year) was as follows:

                                                                    3/31/03                3/31/02
                                                              --------------------   --------------------
                                                                         LONG-TERM              LONG-TERM
                                                              ORDINARY    CAPITAL    ORDINARY    CAPITAL
                                                               INCOME      GAINS      INCOME      GAINS
FUND                                                           (000)       (000)      (000)       (000)
---------------------------------------------------------------------------------------------------------
Convertible Securities......................................  $28,509     $    --    $17,484     $1,449
Asset Allocation............................................    4,338          --      6,466        556
Classic Value...............................................   22,688          --      2,200         --
LargeCap Value..............................................      542          --         16         --
Value.......................................................    6,870      10,104     14,342     76,292
MidCap Value................................................    2,074          --        281         --
SmallCap Value..............................................      149          --         --         --
Growth......................................................       --          --         --         --
Strategic Growth............................................    8,313          --      1,566         --
Capital Growth..............................................       --          --         --     18,629
Focused Equities............................................       --          --         --         --
MidCap Growth...............................................       --          --         --         --
21st Century................................................       --          --         --         --
Small Company...............................................       --          --         --         --

NATIONS FUNDS

Certain reclassifications are made to each of the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to net operating losses, dividend reclassifications, and foreign currency gains and losses.

                                                                                  ACCUMULATED NET
                                                              UNDISTRIBUTED NET       REALIZED
                                                                 INVESTMENT        GAIN/(LOSS) ON
                                                                   INCOME         INVESTMENTS SOLD   PAID-IN CAPITAL
FUND                                                                (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................       $   (99)           $ (2,149)         $  2,248
Asset Allocation............................................             1                  --                (1)
Classic Value...............................................            (1)                  1                --
LargeCap Value..............................................            (7)                  7                --
Value.......................................................          (122)                122                --
MidCap Value................................................          (104)                104                --
SmallCap Value..............................................           (20)                 20                --
Growth......................................................         4,475                 127            (4,602)
Strategic Growth............................................            --             (71,824)           71,824
Capital Growth..............................................            36             (12,194)           12,158
Focused Equities............................................        14,029                (222)          (13,807)
MidCap Growth...............................................         2,757                  --            (2,757)
21st Century................................................           863                  (6)             (857)
Small Company...............................................         4,253               1,554            (5,807)

12.  REORGANIZATIONS

FUND REORGANIZATION

On June 8, 2001, the Asset Allocation Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the Balanced Assets Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                       TOTAL NET ASSETS    ACQUIRED FUND
TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   APPRECIATION
     (000)               (000)               (000)             (000)
------------------------------------------------------------------------
    $90,962            $366,605            $457,567           $5,772

CHANGE IN REGISTERED INVESTMENT COMPANY

On June 8, 2001, the Asset Allocation, Growth and Focused Equities Funds, newly established shell portfolios of Funds Trust (the "Successor Funds"), acquired the assets and liabilities of their predecessor funds, which were series of Nations Reserves, another registered investment company within the Nations Funds family, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor funds had the same name, investment objective and principal investment strategies as the Successor Funds. The acquisition was accomplished by a tax-free exchange of shares of the Successor Funds in an amount equal to the value of the outstanding shares of the predecessor funds. The financial statements of the Successor Funds reflect the historical financial results of the predecessor funds prior to the reorganizations.

BANK PLAN REDEMPTION-IN-KIND

On January 11, 2002, certain Separate Accounts, as listed in the left column below redeemed Primary A shares of certain Nations Funds as listed in the second column and received redemption proceeds in-kind. The number and value of shares

NATIONS FUNDS
redeemed by each Nations Fund are included in the Schedules of capital stock activity. Shares redeemed, acquired net assets and realized gain/loss as of the conversion date were as follows:

                                                                        SHARES             TOTAL NET ASSETS
                                                                 REDEEMED/TRANSFERRED    REDEEMED/TRANSFERRED    REALIZED
                                                                     TO BANK PLAN            TO BANK PLAN        GAIN/LOSS
BANK PLAN SEPARATE ACCOUNTS                   NATIONS FUND              (000)                   (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
Value Separate Account                      Value                       28,656                 $324,384           $30,497
Capital Growth Separate Account             Capital Growth              14,871                  120,603            28,890
Aggressive Growth Separate Account          Aggressive Growth            8,752                   84,193               366
MidCap Growth Separate Account              MidCap Growth                8,805                  123,180             4,129
Small Company Separate Account              Small Company               10,145                  152,688            24,704

FUND REORGANIZATION

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of certain Nations Domestic Stock Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                                      ACQUIRED FUND
                                                                                                TOTAL NET ASSETS        UNREALIZED
                                                TOTAL NET ASSETS OF     TOTAL NET ASSETS OF     OF ACQUIRING FUND     APPRECIATION/
                                                   ACQUIRED FUND          ACQUIRING FUND        AFTER ACQUISITION     (DEPRECIATION)
   ACQUIRING FUND           ACQUIRED FUND              (000)                   (000)                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
Convertible
  Securities              Equity Income              $105,548               $  679,809             $  785,357            $ 1,440
Strategic Growth          Blue Chip                   566,410                1,174,477              1,740,887             37,555
Capital Growth            Aggressive Growth            29,534                  320,757                350,291               (583)

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust, except Convertible Securities of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

                         FUND                                REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------------------------
Convertible Securities                                   Convertible Securities
Strategic Growth                                         Strategic Growth
Capital Growth                                           Capital Growth
MidCap Growth                                            MidCap Growth

On May 17, 2002, Value, of Nations Fund Trust and Small Company, of Nations Fund, Inc. (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

                         FUND                                REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------------------------
Value                                                    Value
Small Company                                            Small Company

NATIONS FUNDS

CONVERSION OF COMMON TRUST FUNDS

On July 19, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized depreciation as of the conversion date were as follows:

                                                                                                    TOTAL NET ASSETS OF
                                                      TOTAL NET ASSETS OF    TOTAL NET ASSETS OF      ACQUIRING FUND
                                                         ACQUIRED FUND         ACQUIRING FUND        AFTER CONVERSION
ACQUIRING FUND                 ACQUIRED FUND                 (000)                  (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities    Bank of America Equity           $ 11,664              $  714,493             $  726,157
                          Income Fund
Convertible Securities    Bank of America Equity &           79,598                 714,493                794,091
                          Convertible Fund
Value                     Bank of America Equity              4,521                 504,398                508,919
                          Value Fund
Strategic Growth          Bank of America Equity            429,632               1,400,063              1,829,695
                          Fund
Strategic Growth          Bank of America                   156,270               1,400,063              1,556,333
                          Charitable Equity Fund
Capital Growth            Bank of America Equity              7,660                 263,648                271,308
                          Growth Fund
MidCap Growth             Bank of America Equity            139,116                 419,239                558,355
                          MidCap Fund
Small Company             Bank of America SmallCap           27,839                 533,701                561,540
                          Equity Fund

                            ACQUIRED
                              FUND
                           UNREALIZED
                          DEPRECIATION
ACQUIRING FUND               (000)
------------------------  ------------
Convertible Securities      $   (705)
Convertible Securities        (6,595)
Value                           (905)
Strategic Growth             (52,377)
Strategic Growth              (6,141)
Capital Growth                  (645)
MidCap Growth                    (15)
Small Company                 (8,949)

13.  SUBSEQUENT EVENT

On February 28 and March 10, 2003, the Board of Trustees of Nations Funds approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which Value Fund will acquire all of the assets of LargeCap Value Fund and Classic Value Fund in exchange for shares of equal value of Value Fund and the assumption by Value Fund of all liabilities of LargeCap Value Fund and Classic Value Fund. If this Plan is approved by shareholders of Classic Value Fund, the reorganization is expected to occur on or about July 18, 2003. No shareholder approval is required for the reorganization of LargeCap Value Fund into Value Fund. This reorganization is expected to occur on or about July 18, 2003.

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Classic Value Fund, Nations LargeCap Value Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Capital Growth Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Marsico 21st Century Fund and Nations Small Company Fund, (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 13 to the financial statements, the Board of Trustees have approved a reorganization plan whereby the Nations LargeCap Value Fund and Nations Classic Value Fund would be merged into the Nations Value Fund, subject to the approval of the Nations Classic Value Fund's shareholders.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2003, the amount of long-term capital gains designated by the Value Fund was $10,103,918.

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2003, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................   54.61%
Asset Allocation............................................   57.53%
Classic Value...............................................   44.11%
LargeCap Value..............................................  100.00%
Value.......................................................  100.00%
MidCap Value................................................  100.00%
SmallCap Value..............................................  100.00%
Strategic Growth............................................  100.00%

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master

Portfolio and Nations Marsico Focused Equities Master Portfolio Annual Report

                                                     MARCH 31, 2003

The following pages should be read in conjunction with Nations Marsico Growth, Nations Strategic Growth and Nations Marsico Focused Equities Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 87.9%
            AIRLINES -- 1.3%
  188,480   Ryanair Holdings plc, ADR!!(a)................................   $  7,816
                                                                             --------
            AUTOMOTIVE -- 2.1%
  447,260   Bayerische Motoren Werke (BMW) AG(a)..........................     12,397
                                                                             --------
            BEVERAGES -- 1.4%
   89,058   Anheuser-Busch Companies, Inc. ...............................      4,151
  115,934   Heineken NV...................................................      4,300
                                                                             --------
                                                                                8,451
                                                                             --------
            BROADCASTING AND CABLE -- 5.2%
  263,958   Clear Channel Communications, Inc.!!..........................      8,953
  266,114   The Walt Disney Company.......................................      4,529
  471,300   Viacom Inc., Class B!!........................................     17,213
                                                                             --------
                                                                               30,695
                                                                             --------
            COMMERCIAL BANKING -- 3.4%
  579,788   Citigroup Inc. ...............................................     19,974
                                                                             --------
            COMMERCIAL SERVICES -- 1.5%
   74,734   eBay Inc.!!...................................................      6,374
   48,450   Expedia, Inc.!!(a)............................................      2,503
                                                                             --------
                                                                                8,877
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.9%
  619,656   Dell Computer Corporation!!...................................     16,923
                                                                             --------
            CONSTRUCTION -- 0.2%
   24,462   Jacobs Engineering Group Inc.!!...............................      1,028
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 2.8%
  249,228   Fannie Mae....................................................     16,287
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 2.5%
  286,046   Wal-Mart Stores, Inc. ........................................     14,883
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 3.3%
  753,906   General Electric Company......................................     19,225
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
  107,802   Duke Energy Corporation.......................................      1,567
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 5.5%
  292,744   SLM Corporation...............................................     32,471
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            HEALTH SERVICES -- 10.8%
  340,826   HCA Inc. .....................................................   $ 14,097
  277,156   Quest Diagnostics Inc.!!......................................     16,543
  368,012   UnitedHealth Group Inc. ......................................     33,735
                                                                             --------
                                                                               64,375
                                                                             --------
            HOUSEHOLD PRODUCTS -- 3.7%
  246,860   Procter & Gamble Company......................................     21,983
                                                                             --------
            HOUSING AND FURNISHING -- 2.4%
  173,086   Lennar Corporation............................................      9,269
  131,864   M.D.C. Holdings, Inc. ........................................      5,061
                                                                             --------
                                                                               14,330
                                                                             --------
            INVESTMENT SERVICES -- 1.6%
   67,772   Goldman Sachs Group, Inc. ....................................      4,614
   81,140   Lehman Brothers Holdings Inc. ................................      4,686
                                                                             --------
                                                                                9,300
                                                                             --------
            LODGING AND RECREATION -- 3.7%
  168,505   Four Seasons Hotels Inc.(a)...................................      4,578
   48,654   Harley-Davidson, Inc. ........................................      1,932
  191,534   MGM Mirage Inc.!!.............................................      5,602
  613,952   Wynn Resorts, Ltd.!!..........................................      9,480
                                                                             --------
                                                                               21,592
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 3.2%
  123,986   Johnson & Johnson.............................................      7,175
  237,498   Zimmer Holdings, Inc.!!.......................................     11,550
                                                                             --------
                                                                               18,725
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 4.5%
1,114,194   Cisco Systems, Inc.!!.........................................     14,463
  337,808   QUALCOMM Inc. ................................................     12,181
                                                                             --------
                                                                               26,644
                                                                             --------
            PHARMACEUTICALS -- 7.3%
  366,116   Amgen Inc.!!..................................................     21,069
  459,026   Genentech, Inc.!!.............................................     16,071
  181,238   IDEC Pharmaceuticals Corporation!!(a).........................      6,238
                                                                             --------
                                                                               43,378
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.2%
  231,502   FedEx Corporation.............................................     12,749
                                                                             --------
            SOFTWARE -- 6.1%
  163,524   Electronic Arts Inc.!!........................................      9,589
  184,688   Intuit Inc.!!.................................................      6,870
  599,142   Microsoft Corporation.........................................     14,505
  475,198   Oracle Corporation!!..........................................      5,155
                                                                             --------
                                                                               36,119
                                                                             --------
            SPECIALTY STORES -- 5.6%
  144,540   Bed Bath & Beyond Inc.!!......................................      4,992
  423,000   Lowe's Companies, Inc. .......................................     17,266
  437,726   Tiffany & Company.............................................     10,943
                                                                             --------
                                                                               33,201
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 198

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 4.4%
  176,995   Echostar Communications Corporation!!(a)......................   $  5,112
1,547,836   Nextel Communications, Inc., Class A!!........................     20,725
                                                                             --------
                                                                               25,837
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $499,531).............................................    518,827
                                                                             --------
PRINCIPAL
 AMOUNT
  (000)
---------
            CORPORATE BONDS AND NOTES -- 0.1%
            HOUSING AND FURNISHING -- 0.1%
              (Cost $539)
$     550   M.D.C. Holdings, Inc.,
              8.375% 02/01/08(a)..........................................        573
                                                                             --------
 SHARES
---------
            PREFERRED STOCKS -- 0.5%
            AUTOMOTIVE -- 0.5%
              (Cost $3,521)
    9,843   Porsche AG....................................................      2,771
                                                                             --------
PRINCIPAL
 AMOUNT
  (000)
---------
            SHORT TERM INVESTMENTS -- 11.9%
            FEDERAL HOME LOAN BANK (FHLB) -- 11.9%
              (Cost $70,200)
$  70,200   1.140%*** 04/01/03............................................     70,198
                                                                             --------
 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 4.1%
              (Cost $23,931)
   23,931   Nations Cash Reserves, Capital Class Shares#..................   $ 23,931
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $597,722*)..................................     104.5%   616,300
                                                                             --------
            OTHER ASSETS AND LIABILITIES (NET)..................      (4.5)%
            Receivable for investment securities sold.....................   $    718
            Dividends receivable..........................................         67
            Interest receivable...........................................         11
            Collateral on securities loaned...............................    (23,872)
            Investment advisory fee payable...............................       (359)
            Administration fee payable....................................        (48)
            Payable for investment securities purchased...................     (3,019)
            Accrued Trustees' fees and expenses...........................        (27)
            Accrued expenses and other liabilities........................        (43)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (26,572)
                                                                             --------
            NET ASSETS..........................................     100.0%  $589,728
                                                                             ========

---------------

 * Federal income tax information: Net unrealized appreciation of $16,587 on investment securities was comprised of gross appreciation of $43,582 and depreciation of $26,995 for federal income tax purposes. At March 31, 2003, the aggregate cost for federal income tax purposes was $599,713.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 6). The portion that represents cash collateral is $23,872.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $23,803 and $22,298, respectively.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.0%
            AEROSPACE AND DEFENSE -- 2.4%
  250,050   General Dynamics Corporation..................................   $   13,770
  189,700   Lockheed Martin Corporation...................................        9,020
  304,475   United Technologies Corporation...............................       17,593
                                                                             ----------
                                                                                 40,383
                                                                             ----------
            AUTOMOTIVE -- 1.1%
  521,650   Lear Corporation!!............................................       18,440
                                                                             ----------
            BEVERAGES -- 3.0%
  569,600   Coca-Cola Company.............................................       23,057
  696,695   PepsiCo, Inc. ................................................       27,868
                                                                             ----------
                                                                                 50,925
                                                                             ----------
            BROADCASTING AND CABLE -- 5.5%
1,358,890   AOL Time Warner Inc.!!........................................       14,758
  364,025   Clear Channel Communications, Inc.!!..........................       12,348
1,303,725   Comcast Corporation, Class A!!(a).............................       35,838
  458,275   The Walt Disney Company.......................................        7,800
  623,700   Viacom Inc., Class B!!........................................       22,778
                                                                             ----------
                                                                                 93,522
                                                                             ----------
            CHEMICALS -- BASIC -- 0.5%
  235,950   E.I. duPont de Nemours and Company............................        9,169
                                                                             ----------
            COMMERCIAL BANKING -- 4.6%
  509,940   Charter One Financial, Inc. ..................................       14,105
1,350,012   Citigroup Inc. ...............................................       46,508
  457,500   US Bancorp....................................................        8,683
  213,950   Wells Fargo & Company.........................................        9,626
                                                                             ----------
                                                                                 78,922
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.2%
  465,750   Dell Computer Corporation!!...................................       12,720
  596,800   Hewlett-Packard Company.......................................        9,280
  419,200   International Business Machines Corporation...................       32,878
                                                                             ----------
                                                                                 54,878
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 3.4%
  313,100   American Express Company......................................       10,404
  524,040   Fannie Mae....................................................       34,246
  922,099   MBNA Corporation..............................................       13,878
                                                                             ----------
                                                                                 58,528
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 5.5%
  418,125   Kohl's Corporation!!..........................................       23,658
  645,237   Target Corporation............................................       18,880
  997,750   Wal-Mart Stores, Inc. ........................................       51,912
                                                                             ----------
                                                                                 94,450
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.2%
2,301,250   General Electric Company......................................       58,682
  632,300   Honeywell International Inc. .................................       13,506
                                                                             ----------
                                                                                 72,188
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- 1.0%
  301,950   FPL Group, Inc. ..............................................   $   17,794
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 1.2%
  191,600   SLM Corporation...............................................       21,252
                                                                             ----------
            HEALTH SERVICES -- 3.9%
  312,650   Quest Diagnostics Inc.!!......................................       18,662
  210,425   UnitedHealth Group Inc. ......................................       19,290
  381,025   Wellpoint Health Networks Inc.!!..............................       29,243
                                                                             ----------
                                                                                 67,195
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.7%
  305,150   Colgate-Palmolive Company.....................................       16,612
  336,075   Procter & Gamble Company......................................       29,928
                                                                             ----------
                                                                                 46,540
                                                                             ----------
            INSURANCE -- 7.1%
1,235,675   ACE Ltd. .....................................................       35,773
  394,900   AFLAC, Inc. ..................................................       12,657
  650,561   American International Group, Inc. ...........................       32,170
  564,575   XL Capital Ltd., Class A......................................       39,960
                                                                             ----------
                                                                                120,560
                                                                             ----------
            INTEGRATED OIL -- 6.5%
  278,925   Apache Corporation............................................       17,221
  428,300   BP Amoco plc, ADR.............................................       16,528
  553,384   ChevronTexaco Corporation.....................................       35,776
1,170,415   Exxon Mobil Corporation.......................................       40,906
                                                                             ----------
                                                                                110,431
                                                                             ----------
            INVESTMENT SERVICES -- 2.9%
  129,925   Goldman Sachs Group, Inc. ....................................        8,845
  829,386   Merrill Lynch & Company, Inc. ................................       29,361
  277,350   Morgan Stanley................................................       10,636
                                                                             ----------
                                                                                 48,842
                                                                             ----------
            LODGING AND RECREATION -- 1.4%
1,022,838   Starwood Hotels & Resorts Worldwide, Inc. ....................       24,333
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 5.1%
  444,950   Abbott Laboratories...........................................       16,735
  764,200   Johnson & Johnson.............................................       44,224
  578,235   Medtronic, Inc. ..............................................       26,090
                                                                             ----------
                                                                                 87,049
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
2,024,650   Cisco Systems, Inc.!!.........................................       26,280
  410,400   QUALCOMM Inc. ................................................       14,799
                                                                             ----------
                                                                                 41,079
                                                                             ----------
            OILFIELD SERVICES -- 1.1%
  252,825   GlobalSantaFe Corporation.....................................        5,221
  338,438   Nabors Industries, Ltd.!!.....................................       13,493
                                                                             ----------
                                                                                 18,714
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.5%
  654,975   Smurfit-Stone Container Corporation...........................        8,750
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 200

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 8.6%
  130,850   Allergan, Inc. ...............................................   $    8,925
  544,425   Amgen Inc.!!..................................................       31,332
  141,075   Eli Lilly and Company.........................................        8,062
  424,750   Merck & Company, Inc. ........................................       23,268
  696,225   Pfizer Inc. ..................................................       21,694
  804,675   Pharmacia Corporation.........................................       34,843
  419,575   Teva Pharmaceutical Industries Ltd., ADR@.....................       17,475
                                                                             ----------
                                                                                145,599
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
  159,275   United Parcel Service, Inc., Class B..........................        9,079
                                                                             ----------
            SEMICONDUCTORS -- 4.2%
2,948,725   Intel Corporation.............................................       48,005
  388,625   KLA-Tencor Corporation!!......................................       13,968
  623,550   Texas Instruments Inc. .......................................       10,208
                                                                             ----------
                                                                                 72,181
                                                                             ----------
            SOFTWARE -- 8.9%
  176,800   Affiliated Computer Services, Inc., Class A!!.................        7,825
  669,025   Electronic Arts Inc.!!........................................       39,232
3,276,100   Microsoft Corporation.........................................       79,314
1,428,225   Oracle Corporation!!..........................................       15,495
  491,925   PeopleSoft, Inc.!!............................................        7,526
                                                                             ----------
                                                                                149,392
                                                                             ----------
            SPECIALTY STORES -- 2.1%
  814,254   Home Depot, Inc. .............................................       19,835
1,215,050   Limited Brands................................................       15,638
                                                                             ----------
                                                                                 35,473
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.9%
  836,275   BellSouth Corporation.........................................       18,122
  386,275   Verizon Communications Inc. ..................................       13,655
                                                                             ----------
                                                                                 31,777
                                                                             ----------
            TOBACCO -- 1.6%
  902,300   Altria Group, Inc. ...........................................       27,033
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,701,098)...........................................    1,654,478
                                                                             ----------
 SHARES                                                                        VALUE
  (000)                                                                        (000)
----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 1.3%
              (Cost $22,040)
   22,040   Nations Cash Reserves, Capital Class Shares#..................   $   22,040
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,723,138*)................................    98.3%     1,676,518
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................     1.7%
            Receivable for investment securities sold.....................   $   34,286
            Dividends receivable..........................................        2,199
            Cash..........................................................            3
            Collateral on securities loaned...............................       (4,899)
            Investment advisory fee payable...............................         (957)
            Administration fee payable....................................          (74)
            Payable for investment securities purchased...................       (1,966)
            Accrued Trustees' fees and expenses...........................          (28)
            Accrued expenses and other liabilities........................          (81)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       28,483
                                                                             ----------
            NET ASSETS..........................................   100.0%    $1,705,001
                                                                             ==========

---------------

 *Federal Income Tax Information: Net unrealized depreciation of
  $85,632 on investment securities was comprised of gross appreciation of $116,259 and gross depreciation of $201,891 for federal income tax purposes. At March 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,762,150.

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 6). The portion that represents cash collateral is $4,899.

(a)
  All or portion of security was on loan March 31, 2003. The aggregate cost and market value of securities on loan March 31, 2003 is $4,570 and $4,662, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.3%
             AUTOMOTIVE -- 3.1%
 1,763,095   Bayerische Motoren Werke (BMW) AG(a)..........................   $   48,867
                                                                              ----------
             BEVERAGES -- 1.5%
   516,131   Anheuser-Busch Companies, Inc. ...............................       24,057
                                                                              ----------
             BROADCASTING AND CABLE -- 6.3%
   737,320   Clear Channel Communications, Inc.!!..........................       25,010
   718,146   The Walt Disney Company.......................................       12,223
 1,728,923   Viacom Inc., Class B!!........................................       63,140
                                                                              ----------
                                                                                 100,373
                                                                              ----------
             COMMERCIAL BANKING -- 3.6%
 1,638,408   Citigroup Inc. ...............................................       56,443
                                                                              ----------
             COMMERCIAL SERVICES -- 3.7%
   610,516   eBay Inc.!!...................................................       52,071
   135,364   Expedia, Inc.!!(a)............................................        6,993
                                                                              ----------
                                                                                  59,064
                                                                              ----------
             COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
 1,722,434   Dell Computer Corporation!!...................................       47,040
                                                                              ----------
             CONSUMER CREDIT AND MORTGAGES -- 3.7%
   901,958   Fannie Mae....................................................       58,943
                                                                              ----------
             DEPARTMENT AND DISCOUNT STORES -- 2.7%
   812,270   Wal-Mart Stores, Inc. ........................................       42,262
                                                                              ----------
             DIVERSIFIED MANUFACTURING -- 3.3%
 2,069,260   General Electric Company......................................       52,766
                                                                              ----------
             FINANCE -- MISCELLANEOUS -- 7.6%
 1,091,816   SLM Corporation...............................................      121,104
                                                                              ----------
             HEALTH SERVICES -- 16.6%
 1,291,225   HCA Inc. .....................................................       53,405
 1,313,047   Quest Diagnostics Inc.!!......................................       78,376
 1,445,214   UnitedHealth Group Inc. ......................................      132,482
                                                                              ----------
                                                                                 264,263
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 3.1%
   545,748   Procter & Gamble Company......................................       48,599
                                                                              ----------
             HOUSING AND FURNISHING -- 0.8%
   225,070   Lennar Corporation(a).........................................       12,052
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             INVESTMENT SERVICES -- 2.1%
   190,150   Goldman Sachs Group, Inc. ....................................   $   12,945
   352,166   Lehman Brothers Holdings Inc. ................................       20,338
                                                                              ----------
                                                                                  33,283
                                                                              ----------
             LODGING AND RECREATION -- 2.5%
   740,564   Four Seasons Hotels Inc.(a)...................................       20,121
   657,991   MGM Mirage Inc.!!.............................................       19,246
                                                                              ----------
                                                                                  39,367
                                                                              ----------
             MEDICAL DEVICES AND SUPPLIES -- 1.9%
   513,860   Johnson & Johnson.............................................       29,737
                                                                              ----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 4.7%
 3,058,150   Cisco Systems, Inc.!!.........................................       39,695
   943,826   QUALCOMM Inc. ................................................       34,034
                                                                              ----------
                                                                                  73,729
                                                                              ----------
             PHARMACEUTICALS -- 7.6%
 1,044,672   Amgen Inc.!!..................................................       60,120
 1,292,169   Genentech, Inc.!!.............................................       45,239
   463,482   IDEC Pharmaceuticals Corporation!!(a).........................       15,953
                                                                              ----------
                                                                                 121,312
                                                                              ----------
             RAILROADS, TRUCKING AND SHIPPING -- 2.9%
   821,746   FedEx Corporation.............................................       45,254
                                                                              ----------
             SOFTWARE -- 6.7%
   816,420   Electronic Arts Inc.!!........................................       47,875
   497,054   Intuit Inc.!!.................................................       18,490
 1,644,476   Microsoft Corporation.........................................       39,813
                                                                              ----------
                                                                                 106,178
                                                                              ----------
             SPECIALTY STORES -- 7.3%
 1,179,664   Lowe's Companies, Inc. .......................................       48,154
 2,703,705   Tiffany & Company.............................................       67,593
                                                                              ----------
                                                                                 115,747
                                                                              ----------
             TELECOMMUNICATIONS SERVICES -- 3.6%
 4,281,686   Nextel Communications, Inc., Class A!!........................       57,332
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $1,504,594)...........................................    1,557,772
                                                                              ----------
             PREFERRED STOCKS -- 0.8%
             AUTOMOTIVE -- 0.8%
               (Cost $15,478)
    43,339   Porsche AG....................................................       12,200
                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 202

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS -- 2.4%
             FEDERAL HOME LOAN BANK (FHLB) -- 2.4%
               (Cost $37,400)
$   37,400   1.140%*** 04/01/03............................................   $   37,400
                                                                              ----------
  SHARES
  (000)
----------
             INVESTMENT COMPANIES -- 3.1%
               (Cost $49,931)
    49,931   Nations Cash Reserves, Capital Class Shares#..................       49,931
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost $1,607,403*)................................     104.6%   1,657,303
                                                                              ----------
             OTHER ASSETS AND LIABILITIES (NET)..................      (4.6)%
             Cash..........................................................   $        1
             Receivable for investment securities sold.....................           37
             Dividends receivable..........................................          275
             Collateral on securities loaned...............................      (49,874)
             Investment advisory fee payable...............................         (989)
             Administration fee payable....................................         (132)
             Payable for investment securities purchased...................      (22,816)
             Accrued Trustees' fees and expenses...........................          (28)
             Accrued expenses and other liabilities........................          (62)
                                                                              ----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (73,588)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $1,583,715
                                                                              ==========

---------------

 * Federal income tax information: Net unrealized appreciation of $43,128 on investment securities was comprised of gross appreciation of $117,019 and depreciation of $73,891 for federal income tax purposes. At March 31, 2003, the aggregate cost for federal income tax purposes was $1,614,175.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 6). The portion that represents cash collateral is $49,874.

 (a)
   All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $65,420 and $46,767, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the period ended March 31, 2003

                                                                                   STRATEGIC           FOCUSED
                                                                  GROWTH             GROWTH            EQUITIES
                                                                  MASTER             MASTER             MASTER
                                                                PORTFOLIO         PORTFOLIO(A)        PORTFOLIO
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $109, $65 and
  $441, respectively).......................................  $        3,621     $       27,288     $       11,552
Dividend income from affiliated funds.......................               2                526                  1
Interest....................................................             612                 50                782
Securities lending..........................................              74                 41                262
                                                              --------------     --------------     --------------
    Total investment income.................................           4,309             27,905             12,597
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,935             10,894             12,128
Administration fee..........................................             525                838              1,617
Custodian fees..............................................              49                114                139
Legal and audit fees........................................              32                 38                 37
Trustees' fees and expenses.................................              16                 14                 16
Interest expense............................................              --*                 6                 --*
Other.......................................................               8                 11                  9
                                                              --------------     --------------     --------------
Total expenses..............................................           4,565             11,915             13,946
Fees reduced by credits allowed by the custodian............              --*                --*                --*
                                                              --------------     --------------     --------------
    Net expenses............................................           4,565             11,915             13,946
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)................................            (256)            15,990             (1,349)
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................         (56,051)          (308,371)          (144,431)
  Written options...........................................              --                459                 --
  Foreign currency transactions.............................              (3)                --                (62)
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................         (56,054)          (307,912)          (144,493)
Change in unrealized appreciation/(depreciation) of
  Securities (Note 7).......................................         (55,989)           (66,021)          (200,520)
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......        (112,043)          (373,933)          (345,013)
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $     (112,299)    $     (357,943)    $     (346,362)
                                                              ==============     ==============     ==============

---------------

 * Amount represents less than $500.

(a)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 204

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                              STRATEGIC
                                                                            GROWTH MASTER
                                                   GROWTH                     PORTFOLIO                FOCUSED EQUITIES
                                              MASTER PORTFOLIO              --------------             MASTER PORTFOLIO
                                      ---------------------------------         PERIOD         ---------------------------------
                                        YEAR ENDED         YEAR ENDED           ENDED            YEAR ENDED         YEAR ENDED
                                         3/31/03            3/31/02           3/31/03(A)          3/31/03            3/31/02
                                      ------------------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income (loss)........  $         (256)    $         (626)    $       15,990     $       (1,349)    $       (1,429)
Net realized gain/(loss) on
  investments.......................         (56,054)           (79,466)          (307,912)          (144,493)          (260,711)
Net change in unrealized
  appreciation/ (depreciation) of
  investments.......................         (55,989)            77,647            (66,021)          (200,520)           314,550
                                      --------------     --------------     --------------     --------------     --------------
Net increase/(decrease) in net
  assets resulting from
  operations........................        (112,299)            (2,445)          (357,943)          (346,362)            52,410
Contributions.......................         355,744            185,042          2,787,500            671,900            389,119
Withdrawals.........................        (179,554)          (186,810)          (724,556)          (489,374)          (506,240)
                                      --------------     --------------     --------------     --------------     --------------
Net increase/(decrease) in net
  assets............................          63,891             (4,213)         1,705,001           (163,836)           (64,711)
NET ASSETS:
Beginning of period.................         525,837            530,050                 --          1,747,551          1,812,262
                                      --------------     --------------     --------------     --------------     --------------
End of period.......................  $      589,728     $      525,837     $    1,705,001     $    1,583,715     $    1,747,551
                                      ==============     ==============     ==============     ==============     ==============

---------------

(a)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                          WITHOUT WAIVERS
                                                                                                          AND/OR EXPENSE
                                                                                                          REIMBURSEMENTS
                                                                                                          ---------------
                                                           RATIO OF         RATIO OF NET                     RATIO OF
                                                           OPERATING         INVESTMENT                      OPERATING
                                                          EXPENSES TO       INCOME/(LOSS)    PORTFOLIO      EXPENSES TO
                                               TOTAL      AVERAGE NET        TO AVERAGE      TURNOVER         AVERAGE
                                               RETURN       ASSETS           NET ASSETS        RATE         NET ASSETS
                                              ---------------------------------------------------------------------------
GROWTH MASTER PORTFOLIO:
Year ended 3/31/2003........................   (18.90)%      0.87%(d)(e)        (0.05)%         107%           0.87%(d)(e)
Year ended 3/31/2002........................    (0.53)       0.87(d)(e)         (0.13)          114            0.87(d)(e)
Year ended 3/31/2001........................       --@       0.86(d)             0.20           113            0.86(d)
Period ended 3/31/2000(a)...................       --@       0.86+(d)           (0.04)+          60            0.86+(d)
STRATEGIC GROWTH MASTER PORTFOLIO:
Period ended 3/31/2003(f)...................   (22.08)%      0.71%+(d)(e)        0.96%+          77%           0.71%+(d)(e)
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2003........................   (19.02)%      0.86%(d)(e)        (0.08)%         115%           0.86%(d)(e)
Year ended 3/31/2002........................     3.50        0.86(d)(e)         (0.08)          129            0.86(d)(e)
Year ended 3/31/2001........................       --@       0.86(d)(e)          0.17           134            0.86(d)
Period ended 3/31/2000(c)...................       --@       0.84+(d)           (0.07)+          84            0.84+(d)

---------------

 + Annualized

(a)Growth Master Portfolio commenced operations on October 8, 1999.

(c)Focused Equities Master Portfolio commenced operations on October 8, 1999.

(d)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   Strategic Growth Master Portfolio commenced operations on May 13, 2002.

 @ Total return not required for periods indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 206

NATIONS FUNDS

Nations Master Investment Trust

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2003, the Master Trust offered eleven separate portfolios. These financial statements pertain only to Nations Marsico Growth Master Portfolio (formerly Nations Marsico Growth & Income Master Portfolio), Nations Strategic Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws or restrictions.

The following investors were invested in the Master Portfolios at March 31, 2003:

Growth Master Portfolio:
  Nations Marsico Growth Fund...............................  98.0%
  Nations Marsico Growth Fund (Offshore)....................   1.3%
  Banc of America Capital Management Funds I -- Growth
    Fund....................................................   0.7%
Strategic Growth Master Portfolio:
  Nations Strategic Growth Fund.............................  98.7%
  Nations Strategic Growth Fund (Offshore)..................   1.3%
Focused Equities Master Portfolio:
  Nations Marsico Focused Equities Fund.....................  98.6%
  Nations Marsico Focused Equities Fund (Offshore)..........   1.2%
  Banc of America Capital Management Funds I -- Focused
    Equities Fund...........................................   0.2%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value

NATIONS FUNDS
of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

NATIONS FUNDS

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Prior to January 1, 2003, the Master Trust had an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL
                                                               RATE
                                                              ------
Growth Master Portfolio.....................................   0.75%
Strategic Growth Master Portfolio...........................   0.65%
Focused Equities Master Portfolio...........................   0.75%

The Master Trust has, on behalf of the Growth and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Master Portfolio's average daily net assets.

Prior to January 1, 2003, the Master Trust, on behalf of the Strategic Growth Master Portfolio, entered into a sub-advisory agreement with BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee at the maximum annual rate of 0.25% of the Master Portfolio's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors) serves as sole administrator of the Master Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of the Master Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Strategic Growth Master Portfolio's average daily net assets and 0.10% of the Growth and Focused Equities Master Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.10% (annualized) of the Growth and Focused Equities Master Portfolios' average daily net assets and 0.05% (annualized) of the Strategic Growth Master Portfolio's average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, BA Advisors earned 0.10% (annualized) of the Growth and Focused Equities Master Portfolios' average daily net assets and 0.05% (annualized) of the Strategic Growth Master Portfolio's average daily net assets for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2003, expenses of the Master Portfolios were reduced by $794 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

For the year ended March 31, 2003, Growth Master Portfolio, Strategic Growth Master Portfolio and Focused Equities Master Portfolio paid commissions of $32,661, $696,208 and $140,109, respectively, to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate

NATIONS FUNDS
of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company in the Nations Funds family. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statement of net assets. The Master Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Master Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              -----------------------
Growth Master Portfolio.....................................  $  648,624   $  521,500
Strategic Growth Master Portfolio...........................   1,392,279    1,682,415
Focused Equities Master Portfolio...........................   1,983,637    1,797,046

4.  WRITTEN OPTIONS

Written options for the Strategic Growth Master Portfolio for the period ended March 31, 2003 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Outstanding at March 31, 2002...............................        --     $    --
Contracts opened............................................    14,602       1,974
Contracts closed............................................   (10,102)     (1,515)
Options expired.............................................    (4,500)       (459)
                                                               -------     -------
Outstanding at March 31, 2003...............................        --     $    --
                                                               =======     =======

5.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUNDS

The Master Portfolios had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT      AVERAGE
                                                              OUTSTANDING*   INTEREST
PORTFOLIO                                                        (000)         RATE
-------------------------------------------------------------------------------------
Growth Master Portfolio.....................................     $   14        1.66%
Strategic Growth Master Portfolio...........................      1,577        1.65
Focused Equities Master Portfolio...........................          6        2.10

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

6.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2003, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF    MARKET VALUE
                                                              LOANED SECURITIES   OF COLLATERAL
                                                                    (000)             (000)
                                                              ---------------------------------
Growth Master Portfolio.....................................       $22,298           $23,872
Strategic Growth Master Portfolio...........................         4,662             4,899
Focused Equities Master Portfolio...........................        46,767            49,874

7.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, the assets and liabilities of Nations Blue Chip Fund (the "Fund"), an investor in Nations Blue Chip Master Portfolio, were reorganized into Nations Strategic Growth Fund (the "Acquiring Fund"). Because the assets of Nations Blue Chip Fund were held at the master portfolio level, this transfer was accomplished through a reorganization of Nations Blue Chip Master Portfolio into Nations Strategic Growth Master Portfolio. Immediately afterward, the assets of the Acquiring Fund were contributed to Nations Strategic Growth Master Portfolio in exchange for interests in that Master Portfolio. Each transfer was in exchange for shares of equal value of the designated classes of the Acquiring Fund. The reorganization was tax-free whereby the Acquiring Fund assumed the market value and cost basis of the portfolio positions in Nations Blue Chip Master Portfolio.

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term.

                                            TERM OF OFFICE                                    NUMBER OF FUNDS IN
                           POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
      NAME AND AGE         WITH THE TRUST    TIME SERVED           THE PAST FIVE YEARS        OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael      Trustee         Indefinite term:  Senior Managing Director of The          81
Age: 59                                    Trustee since     Succession Fund (a company
                                           1999              formed to advise and buy family
                                                             owned companies) from 1998
                                                             through April 2001.
William H. Grigg           Trustee         Indefinite term;  Retired; Chairman Emeritus               85
Age: 70                                    Trustee since     since July 1997, Chairman and
                                           1991              Chief Executive Officer through
                                                             July 1997 -- Duke Power Co.
Thomas F. Keller           Trustee         Indefinite term;  R.J. Reynolds Industries                 85
Age: 71                                    Trustee since     Professor of Business
                                           1991              Administration, Fuqua School of
                                                             Business, Duke University,
                                                             since July 1974; Dean, Fuqua
                                                             School of Business Europe, Duke
                                                             University, July 1999 through
                                                             June 2001
Carl E. Mundy, Jr.         Trustee         Indefinite term;  President and Chief Executive            81
Age: 67                                    Trustee since     Officer -- USO from May 1996 to
                                           1996              May 2000; Commandant -- United
                                                             States Marine Corps from July
                                                             1991 to July 1995; Member,
                                                             Board of Advisors to the
                                                             Comptroller General of the
                                                             United States; Chairman, Board
                                                             of Trustees, Marine Corps
                                                             University Foundation
Dr. Cornelius J. Pings     Trustee         Indefinite term;  Retired; President, Association          81
Age: 74                                    Trustee since     of American Universities
                                           1999              through June 1998
A. Max Walker              Trustee and     Indefinite term;  Independent Financial                    85
Age: 80                    Chairman of     Trustee since     Consultant
                           the Board       inception
Charles B. Walker          Trustee         Indefinite term;  Vice Chairman and Chief                  81
Age: 64                                    Trustee since     Financial Officer -- Albemarle
                                           1985              Corporation (chemical
                                                             manufacturing)


      NAME AND AGE         OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael      Director -- Cobra Electronics
Age: 59                    Corporation (electronic equipment
                           manufacturer), Opta Food
                           Ingredients, Inc. (food ingredients
                           manufacturer) and Golden Rule
                           Insurance Company since May, 1994;
                           Trustee, Nations Funds Family (2
                           other registered investment
                           companies).
William H. Grigg           Director, The Shaw Group, Inc.; and
Age: 70                    Director and Vice Chairman, Aegis
                           Insurance Services, Ltd. (a mutual
                           fund insurance company in Bermuda);
                           Trustee, Nations Funds Family (6
                           other registered investment
                           companies)
Thomas F. Keller           Director, Wendy's International,
Age: 71                    Inc. (restaurant operating and
                           franchising); Director, Dimon, Inc.
                           (tobacco); and Director, Biogen,
                           Inc. (pharmaceutical
                           biotechnology); Trustee, Nations
                           Funds Family (6 other registered
                           investment companies)
Carl E. Mundy, Jr.         Director -- Schering-Plough
Age: 67                    (pharmaceuticals and health care
                           products); General Dynamics
                           Corporation (defense systems);
                           Trustee, Nations Funds Family (2
                           other registered investment
                           companies)

Dr. Cornelius J. Pings     Director, Farmers Group, Inc.
Age: 74                    (insurance company); Trustee,
                           Nations Funds Family (2 other
                           registered investment companies)
A. Max Walker              Chairman and Trustee, Nations Funds
Age: 80                    Family (6 other registered
                           investment companies)
Charles B. Walker          Director -- Ethyl Corporation
Age: 64                    (chemical manufacturing); Trustee,
                           Nations Funds Family (2 other
                           registered investment companies)

NATIONS FUNDS



  FUND GOVERNANCE                                                (UNAUDITED)

                                            TERM OF OFFICE                                    NUMBER OF FUNDS IN
                           POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
      NAME AND AGE         WITH THE TRUST    TIME SERVED           THE PAST FIVE YEARS        OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
Edmund L. Benson, III      Trustee         Indefinite term;  Director, President and                  81
Age: 65                                    Trustee since     Treasurer, Saunders & Benson,
                                           1985              Inc. (insurance)
Robert H. Gordon           Trustee and     Indefinite term;  President of the Trust, Nations          81
Age: 41                    Vice Chairman   Trustee since     Master Investment Trust
                           of the Board    2002              ("NMIT") and Nations Separate
                                                             Account Trust ("NSAT") since
                                                             Oct. 2002; President of Nations
                                                             Government Income Term Trust
                                                             2003, Inc., Nations Government
                                                             Income Term Trust 2004, Inc.,
                                                             Nations Balanced Target
                                                             Maturity Fund and Hatteras
                                                             Income Securities, Inc. since
                                                             March 1998. President and
                                                             Director, Banc of America
                                                             Capital Management LLC
                                                             ("BACAP") (or its predecessors)
                                                             since February 1998; President,
                                                             BACAP since March 2002 and
                                                             Co-Chairman of the Board since
                                                             January 2000; Senior Vice-
                                                             President, BACAP (or its
                                                             predecessors) 1995-February
                                                             1998; Senior Vice President,
                                                             Bank of America since 1993.
James B. Sommers           Trustee         Indefinite term;  Retired                                  81
Age: 63                                    Trustee since
                                           1997
Thomas S. Word, Jr.        Trustee         Indefinite term;  Partner -- McGuire, Woods,               81
Age: 64                                    Trustee since     Battle & Boothe LLP (law firm)
                                           1985
OFFICERS
Robert H. Gordon           Trustee and     Indefinite term;  President of the Trust, Nations         N/A
Age: 41                    Vice Chairman   Trustee since     Master Investment Trust
                           of the Board    2002              ("NMIT") and Nations Separate
                                                             Account Trust ("NSAT") since
                                                             Oct. 2002; President of Nations
                                                             Government Income Term Trust
                                                             2003, Inc., Nations Government
                                                             Income Term Trust 2004, Inc.,
                                                             Nations Balanced Target
                                                             Maturity Fund and Hatteras
                                                             Income Securities, Inc. since
                                                             March 1998. President and
                                                             Director, Banc of America
                                                             Capital Management LLC
                                                             ("BACAP") (or its predecessors)
                                                             since February 1998; President,
                                                             BACAP since March 2002 and
                                                             Co-Chairman of the Board since
                                                             January 2000; Senior Vice-
                                                             President, BACAP (or its
                                                             predecessors) 1995-February
                                                             1998; Senior Vice President,
                                                             Bank of America since 1993.


      NAME AND AGE         OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
INTERESTED TRUSTEES(1)
Edmund L. Benson, III      Director, Insurance Managers Inc.
Age: 65                    (insurance); Trustee, Nations Funds
                           Family (2 other registered
                           investment companies)
Robert H. Gordon           Director, BACAP; Co-Chairman of the
Age: 41                    Board, BACAP; and Trustee, Nations
                           Fund Family (2 other registered
                           investment companies)
James B. Sommers           Chairman -- Central Piedmont
Age: 63                    Community College Foundation;
                           Director, Board of Commissioners,
                           Charlotte/Mecklenberg Hospital
                           Authority; Trustee, Central
                           Piedmont Community College, Mint
                           Museum of Art; Trustee, Nations
                           Funds Family (2 other registered
                           investment companies)
Thomas S. Word, Jr.        Director -- Vaughan-Bassett
Age: 64                    Furniture Company, Inc.
                           (furniture); Trustee, Nations Funds
                           Family (2 other registered
                           investment companies)
OFFICERS
Robert H. Gordon           N/A
Age: 41

NATIONS FUNDS



  FUND GOVERNANCE                                                (UNAUDITED)

                                        TERM OF OFFICE                                    NUMBER OF FUNDS IN
                       POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
    NAME AND AGE       WITH THE TRUST    TIME SERVED           THE PAST FIVE YEARS        OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
Edward D. Bedard       Chief           Indefinite term;  Chief Financial Officer of the          N/A
Age: 44                Financial       Chief Financial   Trust, NMIT and NSAT since Jan.
                       Officer         Officer since     2003; Treasurer of the Trust,
                                       2003              NMIT and NSAT since Oct. 2002;
                                                         Chief Financial Officer of
                                                         Nations Government Income Term
                                                         Trust 2003, Inc., Nations
                                                         Government Income Term Trust
                                                         2004, Inc. Nations Balanced
                                                         Target Maturity Fund and
                                                         Hatteras Income Securities,
                                                         Inc. since March 1998.
                                                         Director, BACAP (or its
                                                         predecessors) since 1997;
                                                         Senior Vice President and Chief
                                                         Operating Officer, BACAP since
                                                         1996; and Chief Administrative
                                                         Officer and Treasurer, BACAP
                                                         since January 2000.
Gerald Murphy          Treasurer       Indefinite term;  Treasurer of the Trust, NMIT            N/A
Age: 42                                Treasurer since   and NSAT since Jan. 2003;
                                       2003              Treasurer of Nations Government
                                                         Income Term Trust 2003, Inc.,
                                                         Nations Government Income Term
                                                         Trust 2004, Inc., Nations
                                                         Balanced Target Maturity Fund
                                                         and Hatteras Income Securities,
                                                         Inc. since 1999; Senior Vice
                                                         President, BACAP (or its
                                                         predecessors) since 1998; Vice
                                                         President, Citibank
                                                         1997-December 1998.
Robert B. Carroll      Secretary       Indefinite term;  Secretary of the Trust, NMIT            N/A
Age: 43                                Secretary since   and NSAT since Jan. 2003;
                                       2003              Secretary of Nations Government
                                                         Income Term Trust 2003, Inc.,
                                                         Nations Government Income Term
                                                         Trust 2004, Inc., Nations
                                                         Balanced Target Maturity Fund
                                                         and Hatteras Income Securities,
                                                         Inc. since 1997; Associate
                                                         General Counsel, Bank of
                                                         America Corporation since 1999;
                                                         Assistant General Counsel, Bank
                                                         of America Corporation
                                                         1996-1999.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
Edward D. Bedard       N/A
Age: 44
Gerald Murphy          N/A
Age: 42
Robert B. Carroll      N/A
Age: 43

---------------

(1)
  Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

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

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
THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund (1)
Nations Classic Value Fund (2)


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund (3)
Nations Global Value Fund

(1) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Please see
the prospectus supplement dated
March 11, 2003 for details.

(2) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Shareholder
approval is required for this
reorganization at a special
shareholder meeting that is
scheduled for July 11, 2003. Please
see the prospectus supplement
dated March 11, 2003 for details.

(3) As of June 3, 2002, Nations
International Value Fund was
closed to new or additional
investments except in limited
circumstances. Please refer to the
fund's most recent prospectus for
more information.


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund


STKAR
(3/03)